                                                   Filed Pursuant to Rule 485(b)


       As filed with the Securities and Exchange Commission on December 16, 2005


                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

               Pre-Effective Amendment No.                / /

               Post-Effective Amendment No. 94            /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

               Amendment No. 92                           /X/


                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (253) 627-7001

NAME AND ADDRESS OF
AGENT FOR SERVICE:                                  COPIES TO:
-------------------                                 ----------
Karl J. Ege                                         Philip H. Newman, Esq.
General Counsel                                     Goodwin Procter LLP
Frank Russell Investment Management Company         Exchange Place
909 A Street                                        Boston, Massachusetts  02109
Tacoma, Washington  98402

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:
        /X/  immediately upon filing pursuant to paragraph (b)
        / /  on (____________) pursuant to paragraph (b)
        / /  60 days after filing pursuant to paragraph (a)
        / /  on (date) pursuant to paragraph (a)(1)
        / /  75 days after filing pursuant to paragraph (a)(2)
        / /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

        /X/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                                  MONEY MARKET

                           US GOVERNMENT MONEY MARKET

                              TAX FREE MONEY MARKET

                                   YIELD PLUS

                                  INTERMEDIATE

                                   BOND MARKET

                                 HIGH YIELD BOND

                                   IAM SHARES

                               CORE OPPORTUNITIES

                                  S&P 500 INDEX

                               DISCIPLINED EQUITY

                                    SMALL CAP

                               ENHANCED SMALL CAP

                                AGGRESSIVE EQUITY

                                 LARGE CAP VALUE

                         LARGE CAP GROWTH OPPORTUNITIES

                             DIRECTIONAL CORE EQUITY

                              TUCKERMAN ACTIVE REIT

                                EMERGING MARKETS

                          INTERNATIONAL STOCK SELECTION

                       INTERNATIONAL GROWTH OPPORTUNITIES

                        LIFE SOLUTIONS INCOME AND GROWTH

                             LIFE SOLUTIONS BALANCED

                              LIFE SOLUTIONS GROWTH

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  4
   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES               4
   PRINCIPAL RISKS                                                        15
   RISK AND RETURN                                                        20
   PORTFOLIO HOLDINGS                                                     34
FEES AND EXPENSES OF THE FUNDS                                            34
MANAGEMENT OF THE FUNDS                                                   39
   PORTFOLIO MANAGEMENT                                                   41
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS     45
   TEMPORARY DEFENSIVE POSITION                                           53
SHAREHOLDER INFORMATION                                                   54
   PURCHASE OF FUND SHARES                                                54
   REDEMPTION OF FUND SHARES                                              56
   EXCHANGES                                                              60
   MARKET TIMING/EXCESSIVE TRADING                                        60
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS           61
   PRICING OF FUND SHARES                                                 61
   DIVIDENDS AND DISTRIBUTIONS                                            62
   TAXES                                                                  64
INFORMATION REGARDING STANDARD & POOR'S CORPORATION                       65
FINANCIAL HIGHLIGHTS                                                      66
   MONEY MARKET FUND                                                      66
   US GOVERNMENT MONEY MARKET FUND                                        67
   TAX FREE MONEY MARKET FUND                                             68
   YIELD PLUS FUND                                                        69
   INTERMEDIATE FUND                                                      70
   BOND MARKET FUND                                                       71
   HIGH YIELD BOND FUND                                                   72
   CORE OPPORTUNITIES FUND                                                73
   S&P 500 INDEX FUND                                                     74
   DISCIPLINED EQUITY FUND                                                75
   SMALL CAP FUND                                                         76
   ENHANCED SMALL CAP                                                     77
   AGGRESSIVE EQUITY FUND                                                 78
   IAM SHARES FUND                                                        79
   LARGE CAP VALUE                                                        80
   LARGE CAP GROWTH OPPORTUNITIES                                         81
   DIRECTIONAL CORE EQUITY                                                82
   TUCKERMAN ACTIVE REIT                                                  83

                                                                         PAGE
                                                                         ----
   EMERGING MARKETS FUND                                                  84
   INTERNATIONAL STOCK SELECTION FUND                                     85
   INTERNATIONAL GROWTH OPPORTUNITIES FUND                                86
   LIFE SOLUTIONS INCOME AND GROWTH FUND                                  87
   LIFE SOLUTIONS BALANCED FUND                                           88
   LIFE SOLUTIONS GROWTH FUND                                             89
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                            Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS


Through this prospectus, the SSgA Funds (also referred to throughout this prospectus as the Funds) offers shares in the following separate funds. All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act), with the exception of the SSgA Tuckerman Active REIT Fund (which is non-diversified):


- SSgA Money Market Fund (Money Market Fund)
- SSgA US Government Money Market Fund (US Government MM Fund)
- SSgA Tax Free Money Market Fund (Tax Free MM Fund)
- SSgA Yield Plus Fund (Yield Plus Fund)
- SSgA Intermediate Fund (Intermediate Fund)
- SSgA Bond Market Fund (Bond Market Fund)
- SSgA High Yield Bond Fund (High Yield Bond Fund)
- SSgA Core Opportunities Fund (Core Opportunities Fund)
- SSgA S&P 500 Index Fund (S&P 500 Index Fund)
- SSgA Disciplined Equity Fund (Disciplined Equity Fund)
- SSgA Small Cap Fund (Small Cap Fund)
- SSgA Enhanced Small Cap Fund (Enhanced Small Cap Fund)
- SSgA Aggressive Equity Fund (Aggressive Equity Fund)
- SSgA IAM SHARES Fund (IAM SHARES Fund)
- SSgA Large Cap Value Fund (Large Cap Value Fund)
- SSgA Large Cap Growth Opportunities Fund (Large Cap Growth Opportunities Fund)
- SSgA Directional Core Equity Fund (Directional Core Equity Fund)
- SSgA Tuckerman Active REIT Fund (Active REIT Fund)
- SSgA Emerging Markets Fund (Emerging Markets Fund)
- SSgA International Stock Selection Fund (International Stock Selection Fund)
- SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)
- SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)
- SSgA Life Solutions Balanced Fund (Balanced Fund)
- SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the SSgA Funds (Board of Trustees or board) without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor. The principal risks associated with investing in each fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.


The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, liquidity, market, money market, and sector.


US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


The US Government MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Eligible securities, portfolio maturity, variable and floating rate securities, government securities, money market securities and repurchase agreements.

The US Government MM Fund is subject to the following risks, as described under "Principal Risks:" Government securities, income, interest rate, liquidity, market, money market and sector.


TAX FREE MM FUND. The fundamental investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.


The Tax Free MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper. Under normal market conditions, 100% of the Tax Free MM Fund will be invested in such securities, but in no event less than 80% in accordance with its fundamental investment objective.

The Tax Free MM Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.


YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars, futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

The Yield Plus Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Variable and floating rate securities; asset-backed securities; cash sweep; investment grade securities; securities lending; mortgage-backed securities; US government securities; futures contracts and options on futures; interest rate swaps, credit/default swaps, total return swaps, and interest rate caps, floors and collars; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; Section 4(2) commercial paper, repurchase agreements; portfolio duration; and options on securities and securities indices.

The Yield Plus Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed securities, prepayment and sector.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and to manage the fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

The Intermediate Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars; mortgage-backed securities; mortgage-backed rolls; options on securities and securities indices; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protected securities; US government securities; Section 4(2) commercial paper; and variable and floating rate securities.

The Intermediate Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment and sector.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to manage the fund's duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit/default swaps, total return swaps and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; options on securities and securities indices; portfolio duration; repurchase agreements; securities lending; Treasury inflation-protected securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.


HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The High Yield Bond Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: asset-backed securities; cash sweep; commercial paper and other short-term obligations; section 4(2) commercial paper; depositary shares; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit/default swaps, total return swaps, and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; non-investment grade fixed income securities; options on securities and securities indices; portfolio duration; preferred stocks; real estate investment trusts; portfolio maturity; repurchase agreements; securities lending; variable and floating rate securities; and warrants.

The High Yield Bond Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, liquidity, market, mortgage-backed rolls, mortgage-backed securities, non-investment grade securities, portfolio turnover, prepayment and sector.


CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and option on futures, government securities, IPO holding, options on securities and securities indices, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, market, medium capitalization securities, and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: management of a feeder portfolio, S&P 500 Index, futures contracts and options on futures, depositary receipts, securities lending, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, market, master/feeder structure, passive strategy, and sector.

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

The Disciplined Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, equity swaps, futures contracts and option on futures, IPO holding, options on securities and securities indices, repurchase agreements, and securities lending.

The Disciplined Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, liquidity, market, quantitative strategy, sector, and small capitalization securities.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $58 million to $3.4 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indices, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

ENHANCED SMALL CAP FUND. The nonfundamental investment objective is to maximize total return through investment primarily in small capitalization equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Under normal market conditions, the fund invests at least 80% of total assets in small capitalization equity securities, such as common stocks, issued by companies with small market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These small market capitalization companies include, but are not limited to, companies represented by the Russell 2000(R) Index, which has a total market capitalization range of approximately $58 million to $3.4 billion. The fund will measure its performance against the Russell 2000 Index. The fund's investment strategy is designed to provide a bridge between passive investments, which replicate the investment performance of a benchmark index by investing in securities in the same proportion as the securities that are held in the index, and actively managed investments, where research and analytical modeling are used by the manager to selectively choose securities for investment. A passively managed fund is typically low in investment risk relative to the benchmark with returns that seek to match the benchmark. An actively managed fund tends to take more benchmark risk but has the potential for higher returns. The Enhanced Small Cap Fund's investment strategy attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000 Index. The approach uses a quantitative multi-factor proprietary model designed by the Advisor, which combines elements of a fundamental investment strategy, to take active positions around the Russell 2000 Index within a carefully constructed framework that is designed to control risk. The fund seeks to maintain similar sector and industry weightings as the Russell 2000 Index. The fund may participate in initial public offerings.

The Enhanced Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this prospectus: Equity securities (including common stocks and warrants, futures contracts and options on futures (to the extent necessary to equitize any daily cash flows)), initial public offerings and real estate investment trusts.

The Enhanced Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, liquidity, management strategy, market, quantitative strategy, and small capitalization securities.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $58 million to $381 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and options on futures, IPO trading, options on securities and securities indices, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of August 31, 2005, there was a universe of 335 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, one-third of the 335 IAM-represented companies comprised the August 31, 2005 investments in the fund. The weighted average capitalization of the fund was $94.3 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies that have not been deemed to have non-union sentiment by the International Association of Machinists and Aerospace Workers Union.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

In addition to the equity securities of IAM Companies described above, the IAM SHARES Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus:
Futures contracts and options on futures, depositary receipts, IPO holding, repurchase agreements, US government securities, real estate investment trusts, real estate related industries, and securities lending.

The IAM SHARES Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, market, quantitative strategy, real estate securities, sector and small capitalization securities.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $906 million to $381 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.


The Large Cap Value Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, equity swaps, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, preferred stock, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.


The Large Cap Value Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, IPO holding, IPO trading, large capitalization securities, market, portfolio turnover, quantitative strategy, and value stocks.

LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $906 million to $381 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concen-trating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.


The Large Cap Growth Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, preferred stock, repurchase agreements, and securities lending.


The Large Cap Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, fundamental strategy, growth stocks, IPO holding, IPO trading, large capitalization securities, market, and portfolio turnover.

DIRECTIONAL CORE EQUITY FUND. The nonfundamental investment objective is to seek to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.


The fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the fund plans to invest at least 80% of its total assets in equity securities, such as common stocks, including long and short positions in equity securities. The base for calculating total assets includes the fund's net assets plus any borrowings for investment purposes, which includes assets pledged as collateral for securities sold short, as discussed below. Shareholders will be notified 60 days prior to changing the 80% investment policy.

To achieve long term capital appreciation, the fund will invest primarily in a portfolio of equity securities of large and medium sized companies and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. The securities that are purchased for long term investment by the fund are securities with potential for growth. The fund anticipates, but cannot guarantee, that long positions will account for approximately 100% of the fund's portfolio at any given time. The fund will sell short securities that have deteriorating business fundamentals or that are deemed to be overvalued. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Although such an asset allocation target implies the use of leverage, the fund's special custody account mitigates the leverage effect in that the proceeds of short sales and cash on hand will, initially, fully collateralize the short sales. In the event that future margin calls require additional collateral, the fund will use cash on hand and will liquidate long positions to post such margin. The 100% long position and 30% short sales asset allocation targets should typically yield an investment portfolio that is 70% invested in long positions. The fund anticipates this 70% net long portfolio will produce long term capital appreciation with limited down side protection.


While market capitalizations change over time and there is not one universally accepted definition of the lines between small, medium and large capitalization companies, the fund generally defines large capitalization companies as those companies whose market capitalization is over $6 billion at the time of investment; medium capitalization companies as those companies whose market capitalizations range from $0.5 billion to $6 billion at the time of investment; and small capitalization companies as those companies whose market capitalizations are below $0.5 billion at the time of investment. Large capitalization companies include, but are not limited to, companies represented in the Russell 1000(R) Index. Medium capitalization companies include, but are not limited to, companies represented in the Russell Midcap(R) Index. The fund may also invest in dollar-denominated securities, US government securities, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and may use futures, options and other derivative instruments.


The fund hopes to lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the fund will engage in short sales only where the Advisor believes that the value of the security will decline between the date of the sale and the date the fund is required to return the borrowed security. The fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, and the ability of the Advisor to determine equity security valuations and/or the directional movement of stock market averages. The fund will short sell stocks with, in the Advisor's opinion, deteriorating business fundamentals and/or excessive valuations. The percentage of the fund's portfolio that is short will depend on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to short stocks on the basis of excessive valuations and/or fundamental deterioration. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Please see "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales." Subject to applicable legal requirements, the fund may also engage in trading on margin by borrowing funds and pledging securities as collateral, thereby utilizing leverage. Subject to applicable legal requirements and the availability of credit, there are no limits on the fund's ability to borrow money for use in trading securities on margin.

Long positions of securities will be selected for the fund on the basis of a combination of proprietary analytical models and the Advisor's research driven analytical team. The fund's management team may use a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. The fund's management team applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. Based on these models and analytics, the Advisor will choose long positions for the fund in industries that it believes present attractive long-term investment opportunities.

As discussed above, the fund will pursue a long/short investment strategy in which it hopes to achieve long term capital appreciation and lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. Accordingly, it is intended that the fund will be engaged in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative. Any investment income received from portfolio securities will be incidental, and an investor should not consider an investment in the fund as equivalent to a complete investment program.


The portfolio turnover rate cannot be predicted. The fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."


The Directional Core Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Short sales, futures contracts and options on futures, options on securities and securities indices, preferred stocks, real estate investment trusts, real-estate related industries, US government securities and cash sweep.


The Directional Core Equity Fund is subject to the following risks, as described under "Principal Risks:" Equity securities, fundamental strategy, growth stocks, large capitalization securities, liquidity, management, margin accounts, market, medium capitalization securities, portfolio turnover, quantitative strategy, real estate securities, short sale, small capitalization securities, value stocks, derivatives and dollar-denominated instruments.


ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

The Active REIT Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, real estate investment trusts, real estate-related industries, and securities lending.

The Active REIT Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, fundamental strategy, income, large capitalization securities, liquidity, market, real estate securities, sector and small capitalization securities.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, emerging markets, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, securities lending, and repurchase agreements.

The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, non-investment grade securities, portfolio turnover, quantitative strategy, sector and small capitalization securities.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indices, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, market, quantitative strategy, small capitalization securities, and value stocks.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

The International Growth Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, emerging markets, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, non-investment grade fixed income securities, initial public offerings (IPO holding), options on securities and securities indices, repurchase agreements, and securities lending.

The International Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, emerging market, equity securities, foreign currency, foreign securities, fundamental strategy, IPO holding, large capitalization securities, liquidity, market, non-investment grade securities and small capitalization securities.

LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the SSgA Funds' portfolios (the Underlying Funds). This arrangement is referred to as a "fund of funds." These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

LIFE SOLUTIONS FUND      CAPITAL APPRECIATION       INCOME       VOLATILITY
-------------------      --------------------       ------       ----------
Income and Growth        Low                        High         Low
Balanced                 Medium                     Medium       Medium
Growth                   High                       Low          High

Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2005. Generally, re-allocation occurs on a monthly basis or more frequently at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

                                                         INCOME AND
    ASSET CLASS/UNDERLYING FUND                            GROWTH                    BALANCED                  GROWTH
--------------------------------------------            ------------                ----------                --------
Range of Total Equities                                    20-60%                     40-80%                   60-100%
                                                                    LIFE SOLUTIONS FUNDS WEIGHTINGS IN EACH
                                                        UNDERLYING FUND AS OF AUGUST 31, 2005 (% OF TOTAL INVESTMENTS)
US EQUITIES
   S&P 500 Index Fund                                        8.6                       11.7                     14.7
   Aggressive Equity Fund                                   14.1                       20.2                     26.3
   Large Cap Value Fund                                      6.1                        9.1                     12.1
   Large Cap Growth Opportunities Fund                       8.1                       11.1                     14.2
INTERNATIONAL EQUITIES(1)                                   0-15%                      0-20%                    0-25%
   International Stock Selection Fund                        6.1                       11.1                     16.2
   International Growth Opportunities Fund                   1.5                        1.5                      1.5
Range of Bonds                                             40-80%                     20-60%                    0-40%
   Bond Market Fund                                         52.6                       32.3                     12.1
Range of Short-Term Assets                                  0-20%                      0-20%                    0-20%
   Money Market Fund                                         2.9                        3.0                      2.9


----------
(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

AFFILIATED PERSONS. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENTS IN THE UNDERLYING FUNDS. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in the SSgA Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

ANALYTICAL MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts "true-up" their obligations to one another require. To the extent that the fund ever employs derivatives in its portfolio, this "mark to market" process may result in the fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position or that the fund hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the fund avoids the use of leverage with respect to such derivatives.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.

EMERGING MARKET RISK. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

EXTENSION RISK. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

FOREIGN CURRENCY RISK. A fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN SECURITIES RISK. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as:
(1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements;
(3) lower trading volume, less liquidity and more volatility for securities;
(4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

FUNDAMENTAL STRATEGY RISK. Some funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

GROWTH STOCKS RISK. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. As a result growth stocks tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks (e.g., value stocks).

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MANAGEMENT RISK. There can be no assurance that the fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospects of the Directional Core Equity Fund's portfolio securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of the fund will be successful. Furthermore, because of the risks associated with equity securities and financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the fund.

MARGIN ACCOUNTS RISK. The Directional Core Equity Fund may use margin accounts with brokers to purchase and carry securities and to effect short sales. Use of such an account results in the broker's being granted a lien on all monies, securities and other property of the fund in the broker's possession and entitles the broker to interest charges on any debit balances. The broker is further generally authorized to pledge, re-pledge, hypothecate or re-hypothecate any securities carried with the broker or deposited with the broker to secure sums due to the broker in connection with the margin account. In this situation, the broker is not required to give notice to the fund and is not required to retain a like amount of similar securities for delivery. If the broker deems it necessary for its protection, it may sell any securities or properties in its possession, buy any securities which the account is short, cancel any outstanding order or close the account in whole or in part.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results. There can be no assurance that the fund will achieve its investment objective. The Advisor's assessment of the fund's portfolio securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of the fund will be successful. Furthermore, because of the risks associated with equity securities and financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the fund.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.


MASTER/FEEDER STRUCTURE RISK. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

MEDIUM CAPITALIZATION SECURITIES RISK. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.

MORTGAGE-BACKED ROLL RISK. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

MUNICIPAL OBLIGATIONS RISK. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

-  Changes in the financial condition of their issuers; and

-  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

PASSIVE STRATEGY RISK. Some funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a fund to achieve significant correlation between the performance of the fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of fund shares, and fees and expenses of the index fund. A fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a fund's return to be lower than if the fund employed an active strategy.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.

REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SHORT SALES RISK. The Directional Core Equity Fund may make short sales of investment securities. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Directional Core Equity Fund will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the fund is required to return the borrowed security. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Directional Core Equity Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. As discussed above, current law and regulation under Section 18 of the Investment Company Act of 1940, as amended, require that the fund employ a segregated account in its short sale strategy so that such sales are fully collateralized. The segregated account functions in a manner so as to preclude others from having a claim to the fund's assets with priority over the claims of the fund's shareholders. While the segregated nature of these assets may highlight those assets and their gain/loss position to the fund's managers, the segregated account cannot be relied upon to limit losses related to the fund's short sale strategy.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

VALUE STOCKS RISK. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[CHART]

                       ANNUAL TOTAL RETURNS - MONEY MARKET

1995    5.76%
1996    5.21%
1997    5.37%
1998    5.30%
1999    4.91%
2000    6.18%
2001    4.01%
2002    1.57%
2003    0.84%
2004    1.01%


Best Quarter -- September 30, 2000:   1.59%
Worst Quarter -- June 30, 2004:       0.18%
Year-to-Date -- September 30, 2005:   1.98%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


                                 1 YEAR    5 YEARS     10 YEARS
                                 ------    -------     --------
Money Market Fund                  1.01%      2.70%        3.99%

Citigroup 3-month
   Treasury Bill Index             1.24%      2.79%        4.00%


The returns would have been lower without the contractual expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                           CURRENT    EFFECTIVE
                                           -------    ---------
Money Market Fund                             1.83%        1.85%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                ANNUAL TOTAL RETURNS - US GOVERNMENT MONEY MARKET

1995    5.61%
1996    5.14%
1997    5.26%
1998    5.21%
1999    4.78%
2000    6.09%
2001    3.91%
2002    1.49%
2003    0.77%
2004    0.96%

Best Quarter -- December 31, 2000:   1.57%
Worst Quarter -- June 30, 2004:      0.16%
Year-to-Date -- September 30, 2005:  1.94%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                 1 YEAR    5 YEARS     10 YEARS
                                 ------    -------     --------
US Government
   Money Market Fund               0.96%      2.62%        3.90%

Citigroup 3-month
   Treasury Bill Index             1.24%      2.79%        4.00%

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                           CURRENT    EFFECTIVE
                                           -------    ---------
US Government Money Market Fund               1.81%        2.08%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                  ANNUAL TOTAL RETURNS - TAX FREE MONEY MARKET

1995    3.41%
1996    2.93%
1997    3.07%
1998    2.97%
1999    2.77%
2000    3.62%
2001    2.34%
2002    1.04%
2003    0.49%
2004    0.68%

Best Quarter -- June 30, 2000:        0.95%
Worst Quarter -- September 30, 2003:  0.07%
Year-to-Date -- September 30, 2005:   1.30%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                 1 YEAR    5 YEARS     10 YEARS
                                 ------    -------     --------
Tax Free
   Money Market Fund               0.68%      1.63%        2.32%

iMoney Net
   Tax Free Average                0.66%      1.58%        2.32%

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                           CURRENT    EFFECTIVE
                                           -------    ---------
Tax Free Money Market Fund                    1.29%        1.49%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                        ANNUAL TOTAL RETURNS - YIELD PLUS

1995    6.56%
1996    5.48%
1997    5.54%
1998    4.83%
1999    5.52%
2000    6.68%
2001    4.47%
2002    1.40%
2003    1.15%
2004    1.53%

Best Quarter -- December 31, 2000:   1.82%
Worst Quarter -- December 31, 2003:  0.17%
Year-to-Date -- September 30, 2005:  2.09%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

YIELD PLUS FUND                  1 YEAR    5 YEARS    10 YEARS
---------------                  ------    -------    --------
Return Before Taxes                1.53%      3.02%       4.30%
Return After Taxes on
   Distributions                   1.06%      1.89%       2.59%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  0.99%      1.87%       2.59%

J.P. Morgan 3-Month
   LIBOR                           1.56%      3.00%       4.32%

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:


                                                   CURRENT
                                                   -------
Yield Plus Fund                                       2.07%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                       ANNUAL TOTAL RETURNS - INTERMEDIATE

1995    16.66%
1996     3.69%
1997     7.44%
1998     7.93%
1999    -0.03%
2000    10.06%
2001     8.09%
2002     8.65%
2003     3.71%
2004     2.96%


Best Quarter -- June 30, 1995:       5.57%
Worst Quarter -- June 30, 2004:     (2.65)%
Year-to-Date -- September 30, 2005:  0.56%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

INTERMEDIATE FUND                1 YEAR    5 YEARS    10 YEARS*
-----------------                ------    -------    ---------
Return Before Taxes                2.96%      6.65%        6.83%
Return After Taxes on
   Distributions                   1.52%      4.72%        4.64%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  2.09%      4.53%        4.51%

Lehman Brothers(R)
   Intermediate
   Government/Credit               3.04%      7.21%        7.16%

*The returns would have been lower without the contractual fee waivers and reimbursements.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:


                                                      CURRENT
                                                      -------
Intermediate Fund                                        2.82%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                       ANNUAL TOTAL RETURNS - BOND MARKET

1997     8.93%
1998     8.36%
1999    -1.33%
2000    10.82%
2001     7.83%
2002    10.00%
2003     3.66%
2004     4.03%


Best Quarter -- September 30, 2002:   4.80%
Worst Quarter -- June 30, 2004:      (2.50)%
Year-to-Date -- September 30, 2005:   1.51%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


BOND MARKET FUND                 1 YEAR    5 YEARS    INCEPTION*
----------------                 ------    -------    ----------
Return Before Taxes                4.03%      7.23%         6.06%
Return After Taxes on
   Distributions                   2.25%      5.07%         3.79%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  2.74%      4.88%         3.77%

Lehman Brothers(R)
   Aggregate Bond Index            4.34%      7.71%         6.61%


*The fund began operating on February 7, 1996. The returns would have been lower without the contractual expense reimbursement.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                       CURRENT
                                                       -------
Bond Market Fund                                          3.65%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                     ANNUAL TOTAL RETURNS - HIGH YIELD BOND

1999     8.19%
2000    -2.43%
2001     1.01%
2002     2.18%
2003    19.72%
2004     8.98%


Best Quarter -- June 30, 2003:         6.62%
Worst Quarter -- December 31, 2000:   (5.19)%
Year-to-Date -- September 30, 2005:    1.37%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year, five years and since the fund's inception compare to the returns of broad-based securities market indices, the Lehman Brothers(R) High Yield Bond Index and the Lehman Brothers(R) High Yield Ba/B 3% Issuer Capped Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


HIGH YIELD BOND FUND             1 YEAR    5 YEARS    INCEPTION*
--------------------             ------    -------    ----------
Return Before Taxes                8.98%      5.61%         6.37%
Return After Taxes on
   Distributions                   6.22%      2.37%         3.20%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  5.74%      2.72%         3.42%

Lehman Brothers
   High Yield Bond Index          11.13%      6.97%         5.26%
Lehman Brothers
   High Yield Ba/B
   3% Issuer Capped Index         10.01%      6.82%         5.35%


In June 2005, the Advisor began using the Lehman Brothers High Yield Ba/B 3% Issuer Capped Index as the Fund's benchmark to reflect the conservative, quality biased strategy in its high yield portfolio. The Lehman Brothers High Yield Ba/B 3% Issuer Capped Index is a customized index maintained by Lehman Brothers.

*The fund began operating on May 5, 1998.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:


                                                       CURRENT
                                                       -------
High Yield Bond Fund                                      6.42%


Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                    ANNUAL TOTAL RETURNS - CORE OPPORTUNITIES

1995    28.62%
1996    21.43%
1997    37.64%
1998    34.74%
1999    20.87%
2000    -5.79%
2001    -9.61%
2002   -24.48%
2003    21.67%
2004     4.80%


Best Quarter -- December 31, 1998:   23.77%
Worst Quarter -- June 30, 2002:     (15.67)%
Year-to-Date -- September 30, 2005:   3.84%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


CORE OPPORTUNITIES FUND          1 YEAR    5 YEARS    10 YEARS*
-----------------------          ------    -------    ---------
Return Before Taxes                4.80%     (3.89)%      11.12%
Return After Taxes on
   Distributions                   4.55%     (4.19)%      10.08%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  3.11%     (3.36)%       9.48%

S&P 500(R) Index                  10.88%     (2.30)%      12.07%


*The fund began operating on September 1, 1993 (formerly known as the SSgA Growth and Income Fund). The returns would have been lower without the contractual expense reimbursement.

[CHART]

                      ANNUAL TOTAL RETURNS - S&P 500 INDEX

1995    37.02%
1996    22.65%
1997    33.10%
1998    28.35%
1999    20.89%
2000    -9.21%
2001   -12.08%
2002   -22.34%
2003    28.59%
2004    10.74%


Best Quarter -- December 31, 1998:    21.24%
Worst Quarter -- September 30, 2002: (17.35)%
Year-to-Date -- September 30, 2005:    2.63%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


S&P 500 INDEX FUND               1 YEAR    5 YEARS     10 YEARS
------------------               ------    -------     --------
Return Before Taxes               10.74%     (2.46)%      11.85%
Return After Taxes on
   Distributions                  10.05%     (3.17)%      10.39%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  6.96%     (2.43)%       9.78%

S&P 500(R) Index                  10.88%     (2.30)%      12.07%


[CHART]

                    ANNUAL TOTAL RETURNS - DISCIPLINED EQUITY

1995    28.17%
1996    23.68%
1997    34.23%
1998    21.71%
1999    15.35%
2000   -14.13%
2001   -10.02%
2002   -21.67%
2003    28.18%
2004    10.14%


Best Quarter -- December 31, 1998:     22.35%
Worst Quarter -- September 30, 2002:  (17.31)%
Year-to-Date -- September 30, 2005:     2.97%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


DISCIPLINED EQUITY FUND          1 YEAR    5 YEARS     10 YEARS
-----------------------          ------    -------     --------
Return Before Taxes               10.14%     (3.10)%       9.82%
Return After Taxes on
   Distributions                   9.57%     (4.96)%       6.51%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  6.57%     (3.38)%       6.96%

S&P 500(R) Index                  10.88%     (2.30)%      12.07%

[CHART]

                        ANNUAL TOTAL RETURNS - SMALL CAP

1995       41.83%
1996       28.79%
1997       23.60%
1998       -7.55%
1999        3.58%
2000        4.50%
2001       -0.92%
2002      -15.02%
2003       42.89%
2004       20.01%


Best Quarter -- December 31, 1998:      19.66%
Worst Quarter -- September 30, 1998:   (27.21)%
Year-to-Date -- September 30, 2005:      3.68%


A portion of the fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

SMALL CAP FUND                  1 YEAR   5 YEARS    10 YEARS
--------------                  ------   -------    --------
Return Before Taxes              20.01%     8.57%      12.55%
Return After Taxes on
   Distributions                 19.02%     8.36%      11.83%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                13.87%     7.38%      10.83%

Russell 2000(R) Index            18.33%     6.61%      11.54%

ENHANCED SMALL CAP FUND


Because the SSgA Enhanced Small Cap Fund has not completed a full calendar year's operations, performance information is not included in this prospectus. The fund began operating on March 22, 2005. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

[CHART]

                    ANNUAL TOTAL RETURNS - AGGRESSIVE EQUITY

1999      120.79%
2000       -2.57%
2001      -19.63%
2002      -12.09%
2003       33.96%
2004       11.08%


Best Quarter -- December 31, 1999:      69.94%
Worst Quarter -- September 30, 2001:   (19.64)%
Year-to-Date -- September 30, 2005:      0.18%


A material portion of the fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


AGGRESSIVE EQUITY FUND          1 YEAR   5 YEARS    INCEPTION*
----------------------          ------   -------    ----------
Return Before Taxes              11.08%     0.48%        15.04%
Return After Taxes on
   Distributions                 10.59%    (6.60)%        5.78%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                 7.18%    (3.68)%        7.29%

Russell 3000(R) Index            11.95%    (1.16)%        2.27%


* The fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

**Index inception return contains the first full calendar month.

[CHART]

                        ANNUAL TOTAL RETURNS - IAM SHARES

2000       -8.12%
2001      -12.63%
2002      -22.97%
2003       28.63%
2004        9.13%


Best Quarter -- June 30, 2003:          15.99%
Worst Quarter -- September 30, 2002:   (18.35)%
Year-to-Date -- September 30, 2005:      1.62%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


IAM SHARES FUND                 1 YEAR   5 YEARS    INCEPTION*
---------------                 ------   -------    ----------
Return Before Taxes               9.13%    (2.79)%       (0.21)%
Return After Taxes on
   Distributions                  8.54%    (3.21)%       (0.64)%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                 5.92%    (2.61)%       (0.44)%

S&P 500(R) Index                 10.88%    (2.30)%        0.32%


*The fund began operating on June 2, 1999.

LARGE CAP VALUE FUND


Because the SSgA Large Cap Value Fund has not completed a full calendar year's operations, performance information is not included in this prospectus. The fund began operating on March 30, 2004. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.


LARGE CAP GROWTH OPPORTUNITIES FUND


Because the SSgA Large Cap Growth Opportunities Fund has not completed a full calendar year's operations, performance information is not included in this prospectus. The fund began operating on March 30, 2004. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.


DIRECTIONAL CORE EQUITY


Because the SSgA Directional Core Equity Fund has not completed a full calendar year's operations, performance information is not included in this prospectus. The fund began operating on May 11, 2005. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.


[CHART]

                  ANNUAL TOTAL RETURNS - TUCKERMAN ACTIVE REIT

1999       -0.31%
2000       34.78%
2001        6.86%
2002        6.56%
2003       31.80%
2004       37.40%


Best Quarter -- December 31, 2004:      17.35%
Worst Quarter -- September 30, 1998:   (11.58)%
Year-to-Date -- September 30, 2005:      9.97%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

ACTIVE REIT FUND                1 YEAR   5 YEARS    INCEPTION*
----------------                ------   -------    ----------
Return Before Taxes              37.40%    22.68%        13.85%
Return After Taxes on
   Distributions                 34.49%    20.36%        11.38%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                24.91%    18.59%        10.48%

Dow Jones Wilshire REIT(R)
   Index**                       33.96%    22.71%        13.76%

* The fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

**Formerly, the Wilshire REIT(R) Index

[CHART]

                     ANNUAL TOTAL RETURNS - EMERGING MARKETS

1995       -7.89%
1996       14.88%
1997       -8.81%
1998      -15.94%
1999       64.83%
2000      -29.97%
2001        0.45%
2002       -5.03%
2003       53.97%
2004       24.67%


Best Quarter -- December 31, 1999:      26.03%
Worst Quarter -- September 30, 2001:   (22.10)%
Year-to-Date -- September 30, 2005:     27.18%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

EMERGING MARKETS FUND           1 YEAR   5 YEARS     10 YEARS*
---------------------           ------   -------     ---------
Return Before Taxes              24.67%     5.10%         5.54%
Return After Taxes on
   Distributions                 24.24%     4.83%         4.97%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                17.30%     4.30%         4.51%

MSCI(R) Emerging
   Market Free Index             25.95%     4.62%         3.30%

*The returns would have been lower without the contractual expense reimbursement.

[CHART]

              ANNUAL TOTAL RETURNS - INTERNATIONAL STOCK SELECTION

1996        3.92%
1997      -10.10%
1998       13.54%
1999       32.53%
2000      -16.33%
2001      -20.46%
2002      -13.70%
2003       42.89%
2004       21.05%


Best Quarter -- June 30, 2003:          19.89%
Worst Quarter -- September 30, 2002:   (18.36)%
Year-to-Date -- September 30, 2005:     11.35%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


INTERNATIONAL STOCK SELECTION FUND        1 YEAR   5 YEARS    INCEPTION*
----------------------------------        ------   -------    ----------
Return Before Taxes                        21.05%    (0.13)%        4.71%
Return After Taxes on
   Distributions                           20.41%    (0.99)%        3.28%
Return After Taxes on
   Distributions and Sale of Fund
   Shares                                  13.86%    (0.50)%        3.24%

MSCI(R) EAFE(R) Net
   Dividend Index                          20.25%    (1.13)%        6.17%


*The fund began operating on March 7, 1995 (formerly known as SSgA Active
 International Fund). The returns would have been lower without the contractual expense reimbursement.

[CHART]

            ANNUAL TOTAL RETURNS - INTERNATIONAL GROWTH OPPORTUNITIES

1999       49.99%
2000      -13.41%
2001      -23.13%
2002      -24.63%
2003       31.81%
2004       10.32%


Best Quarter -- December 31, 1999:      27.51%
Worst Quarter -- September 30, 2002:   (22.10)%
Year-to-Date -- September 30, 2005:     12.20%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


INTERNATIONAL GROWTH
OPPORTUNITIES FUND             1 YEAR    5 YEARS     INCEPTION*
--------------------           ------    -------     ----------
Return Before Taxes             10.32%     (6.11)%         1.34%
Return After Taxes on
   Distributions                 9.84%     (6.71)%         0.78%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                6.84%     (5.38)%         0.87%

MSCI(R) EAFE(R) Net
   Dividend Index               20.25%     (1.13)%         3.33%


*The fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

[CHART]

             ANNUAL TOTAL RETURNS - LIFE SOLUTIONS INCOME AND GROWTH

1998       11.02%
1999        7.40%
2000        1.89%
2001       -3.52%
2002       -1.83%
2003       17.01%
2004        6.88%


Best Quarter -- June 30, 2003:           10.08%
Worst Quarter -- September 30, 2001:     (5.80)%
Year-to-Date -- September 30, 2005:       2.20%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500(R) Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


LIFE SOLUTIONS INCOME
AND GROWTH FUND                  1 YEAR    5 YEARS   INCEPTION*
---------------------            ------    -------   ----------
Return Before Taxes                6.88%      3.87%        5.67%
Return After Taxes on
   Distributions                   5.90%      2.13%        3.43%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  4.47%      2.27%        3.54%

S&P 500(R) Index                  10.88%     (2.30)%       5.85%
Russell 3000(R) Index             11.95%     (1.16)%       6.32%
Lehman Brothers(R)
   Aggregate Bond Index            4.34%      7.71%        7.01%
MSCI(R) EAFE(R) Index             20.70%     (0.80)%       4.06%
Composite Market Index**           7.82%      4.49%        7.04%


* The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros.
  Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

[CHART]

                 ANNUAL TOTAL RETURNS - LIFE SOLUTIONS BALANCED

1998       12.30%
1999       12.83%
2000       -2.20%
2001       -7.81%
2002       -6.26%
2003       23.17%
2004        8.73%


Best Quarter -- June 30, 2003:          13.37%
Worst Quarter -- September 30, 2002:    (9.74)%
Year-to-Date -- September 30, 2005:      2.90%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


LIFE SOLUTIONS BALANCED FUND     1 YEAR   5 YEARS    INCEPTION*
----------------------------     ------   -------    ----------
Return Before Taxes                8.73%     2.55%         5.57%
Return After Taxes on
   Distributions                   7.90%     0.72%         3.19%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  5.66%     1.16%         3.44%

S&P 500(R) Index                  10.88%    (2.30)%        5.85%
Russell 3000(R) Index             11.95%    (1.16)%        6.32%
Lehman Brothers(R).
   Aggregate Bond Index            4.34%     7.71%         7.01%
MSCI(R) EAFE(R) Index             20.70%    (0.80)%        4.06%
Composite Market Index**           9.77%     2.74%         6.80%


* The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros.
  Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

[CHART]

                  ANNUAL TOTAL RETURNS - LIFE SOLUTIONS GROWTH

1998       13.76%
1999       18.25%
2000       -6.43%
2001      -12.54%
2002      -10.98%
2003       29.33%
2004       10.30%


Best Quarter -- June 30, 2003:          16.69%
Worst Quarter -- September 30, 2002:   (13.96)%
Year-to-Date -- September 30, 2005:      3.38%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


LIFE SOLUTIONS GROWTH FUND       1 YEAR    5 YEARS    INCEPTION*
--------------------------       ------    -------    ----------
Return Before Taxes               10.30%      0.87%         5.22%
Return After Taxes on
   Distributions                   9.77%     (0.86)%        2.81%
Return After Taxes on
   Distributions and Sale
   of Fund Shares                  6.69%     (0.14)%        3.19%

S&P 500(R) Index                  10.88%     (2.30)%        5.85%
Russell 3000(R) Index             11.95%     (1.16)%        6.32%
Lehman Brothers(R).
   Aggregate Bond Index            4.34%      7.71%         7.01%
MSCI(R) EAFE(R) Index             20.70%     (0.80)%        4.06%
Composite Market Index**          11.72%      0.90%         6.44%


* The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros.
  Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
        Maximum Sales Charge (Load) Imposed on Purchases                                                   None
        Maximum Deferred Sales Charge (Load)                                                               None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions                 None
        Redemption Fee (All Funds except International Stock Selection, Emerging Markets,
           International Growth Opportunities, High Yield Bond and Directional Core Equity Funds)          None
        Redemption Fee (International Stock Selection, Emerging Markets, International Growth
           Opportunities, High Yield Bond and
           Directional Core Equity Funds)*                                                                    2%
        Exchange Fee                                                                                       None
        Maximum Account Fee                                                                                None

----------
 * Redemptions (including exchanges) of shares of the International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond and Directional Core Equity Funds executed within 60 days of the date of purchase will generally be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Redemption of Fund Shares."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                 US       TAX FREE                                  HIGH
                                                   MONEY     GOVERNMENT     MONEY   YIELD                  BOND     YIELD
                                                   MARKET   MONEY MARKET   MARKET   PLUS   INTERMEDIATE   MARKET    BOND
                                                  -------   ------------  --------  -----  ------------  --------  -------
Management Fee                                     .25%(1)      .25%       .25%     .25%      .30%(2)     .30%(3)  .30%(3)
Distribution and Service (12b-1) Fees(4)           .09%         .11%       .21%     .18%      .18%        .08%     .12%
Other Expenses                                     .08%         .06%       .08%     .13%      .25%        .19%     .26%
                                                  --------  ------------  --------  -----  ------------  --------  -------
Total Annual Fund Operating Expenses               .42%         .42%       .54%     .56%      .73%        .57%     .68%
Less Contractual Management Fee Waiver and
   Reimbursement                                  (.02)%         --         --       --      (.13)%      (.07)%     --
                                                  --------  ------------  --------  -----  ------------  --------  -------
Net Annual Fund Operating Expenses                 .40%         .42%       .54%     .56%      .60%        .50%     .68%
                                                  ========  ============  ========  =====  ============  ========  =======


----------
  (1) The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2006.

  (2) The Advisor has contractually agreed to reimburse the Intermediate Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .60% of average daily net assets on an annual basis until December 31, 2006.

  (3) The Advisor has contractually agreed to reimburse the Bond Market and High Yield Bond Funds for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .50% and .75%, respectively, of average daily net assets on an annual basis until December 31, 2006.

  (4) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market--.03/.06%; US Government MM--.02/.09%; Tax Free MM--.11/.10%; Yield Plus--.10/.08%;
       Intermediate--.10/.08%; Bond Market--.04/.04%; and High Yield Bond--.05/.07%.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                          ENHANCED
                                               CORE        S&P 500   DISCIPLINED   SMALL   SMALL     AGGRESSIVE    IAM     ACTIVE
                                           OPPORTUNITIES    INDEX      EQUITY       CAP     CAP        EQUITY     SHARES    REIT
                                           -------------  ---------  -----------  ------  ---------  ----------  -------  --------
Management Fee                                  .75%(1)    .045%(2)     .25%       .75%     .45%(3)    .75%(4)   .25%(5)   .65%(6)
Distribution and Service (12b-1) Fees(7)        .20%        .07%        .08%       .20%     .14%       .13%      .06%      .23%
Other Expenses                                  .18%       .045%        .13%       .10%    2.14%       .40%      .15%      .20%
                                           -------------  ---------  -----------  ------  ---------  ----------  -------  --------
Total Annual Fund Operating Expenses           1.13%        .16%        .46%      1.05%    2.73%      1.31%      .46%     1.08%
Less Contractual Management Fee
    Reimbursement                              (.03)%        --          --         --    (1.98)%     (.21)%      --      (.08)%
                                           -------------  ---------  -----------  ------  ---------  ----------  -------  --------
Net Annual Fund Operating Expenses             1.10%        .16%        .46%      1.05%     .75%      1.10%      .46%     1.00%
                                           =============  =========  ===========  ======  =========  ==========  =======  ========


----------
  (1) The Advisor has contractually agreed to reimburse the Core Opportunities Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2006.

  (2) The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services. The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .18% of average daily net assets on an annual basis until December 31, 2006. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

  (3) The Advisor has contractually agreed to reimburse the Enhanced Small Cap Fund to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .75% of average daily net assets on an annual basis through December 31, 2006.

  (4) The Advisor has contractually agreed to reimburse the Aggressive Equity Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2006.

  (5) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .65% of average daily net assets on an annual basis until December 31, 2006.

  (6) The Advisor has contractually agreed to reimburse the Active REIT Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.00% of average daily net assets on an annual basis until December 31, 2006.


  (7) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Core Opportunities--. 05/15%; S&P 500--.03/.04%; Disciplined Equity--.04/.04%; Small Cap--.
       02/.18%; Enhanced Small Cap--.01/.13%; Aggressive Equity--.10/.03%; IAM SHARES--.03/.03%; and Active REIT--.18/.05%.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                             LARGE CAP     DIRECTIONAL                              INTERNATIONAL
                                                 LARGE CAP     GROWTH         CORE      EMERGING    INTERNATIONAL       GROWTH
                                                   VALUE    OPPORTUNITIES    EQUITY     MARKETS    STOCK SELECTION   OPPORTUNITIES
                                                 ---------  -------------  -----------  ---------  ---------------  --------------
Management Fee                                     .75%(1)      .75%(1)      1.25%(2)     .75%(3)      .75%(4)          .75%(5)
Distribution and Service (12b-1) Fees(6)           .06%         .06%          .03%        .20%         .10%             .08%
Other Expenses                                     .99%         .82%         4.86%        .36%         .39%             .56%
                                                 ---------  -------------  -----------  ---------  ---------------  --------------
Total Annual Fund Operating Expenses              1.80%        1.63%         6.14%       1.31%        1.24%            1.49%
Less Contractual Management Fee
   Reimbursement                                  (.70)%       (.53)%       (4.54)%      (.06)%       (.24)%           (.39)%
                                                 ---------  -------------  -----------  ---------  ---------------  --------------
Net Annual Fund Operating Expenses                1.10%        1.10%         1.60%       1.25%        1.00%            1.10%
                                                 =========  =============  ===========  =========  ===============  ==============


----------
  (1) The Advisor has contractually agreed to reimburse the Large Cap Value and Large Cap Growth Opportunities Funds for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2006.

  (2) The Advisor has contractually agreed to reimburse the Directional Core Equity Fund for all expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) in excess of 1.60% of average daily net assets on an annual basis until December 31, 2006.

  (3) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.25% of average daily net assets on an annual basis until December 31, 2006.

  (4) The Advisor has contractually agreed to reimburse the International Stock Selection Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.00% of average daily net assets on an annual basis until December 31, 2006.

  (5) The Advisor has contractually agreed to reimburse the International Growth Opportunities Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of 1.10% of average daily net assets on an annual basis until December 31, 2006.

  (6) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Large Cap Value--. 01/.05%; Large Cap Growth Opportunities--.02/.04%; Directional Core--. 00/.03%; Emerging Markets--.10/.10%; International Stock Selection--. 07/.03%; and International Growth Opportunities--.10/.08%.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                  LIFE SOLUTIONS           LIFE SOLUTIONS    LIFE SOLUTIONS
                                                             INCOME AND GROWTH FUND(1)    BALANCED FUND(1)   GROWTH FUND(1)
                                                             -------------------------    ----------------   --------------
Management Fee                                                        .00%                      .00%              .00%
Distribution and Service (12b-1) Fees(2)                              .16%                      .15%              .15%
Other Expenses                                                        .52%                      .18%              .32%
                                                                     ------                     ----             ------
Total Annual Fund Operating Expenses                                  .68%                      .33%              .47%
Less Contractual Management Fee Reimbursement                        (.23)%                      --              (.02)%
                                                                     ------                     ----             ------
Net Annual Fund Operating Expenses                                    .45%                      .33%              .45%
                                                                     ======                     ====             ======
Average Indirect Expenses Before Waivers and
   Reimbursements on Underlying Funds                                 .85%                      .99%             1.12%
Average Indirect Expenses After Waivers and
   Reimbursements on Underlying Funds                                 .68%                      .76%              .85%
Net Annual Fund Operating Expenses (Including Indirect
   Expenses) Before Waivers and Reimbursements of
   Underlying Funds                                                  1.30%                     1.32%             1.57%
Net Annual Fund Operating Expenses (Including Indirect
   Expenses) After Waivers and Reimbursements of
   Underlying Funds                                                  1.13%                     1.09%             1.30%


----------
  (1) The Advisor has contractually agreed to reimburse the Life Solutions Funds to the extent that total expenses exceed .45% until December 31, 2006. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

  (2) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Life Solutions Income and Growth Fund--.03/.13%; Life Solutions Balanced Fund--.02/.13%; and Life Solutions Growth Fund--.02/.13%.

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:


                                         AVERAGE INDIRECT EXPENSE RATIOS BEFORE AND
                                               AFTER FEE WAIVER AND/OR EXPENSE
       LIFE SOLUTIONS FUND                            REIMBURSEMENT (%)
       -------------------               ------------------------------------------
                                                 BEFORE              AFTER
                                                 ------              -----
     Income and Growth Fund                         .85                .68
     Balanced Fund                                  .99                .76
     Growth Fund                                   1.12                .85

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


FUND                                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
----                                   -------          --------          --------          --------
Money Market                           $    41          $    133          $    233          $    528
                                       =======          ========          ========          ========
US Government MM                       $    43          $    135          $    235          $    530
                                       =======          ========          ========          ========
Tax Free MM                            $    55          $    173          $    302          $    677
                                       =======          ========          ========          ========
Yield Plus                             $    57          $    179          $    313          $    701
                                       =======          ========          ========          ========
Intermediate                           $    61          $    220          $    393          $    894
                                       =======          ========          ========          ========
Bond Market                            $    51          $    175          $    311          $    707
                                       =======          ========          ========          ========
High Yield Bond(1)                     $    69          $    217          $    376          $    833
                                       =======          ========          ========          ========
Core Opportunities                     $   112          $    354          $    615          $  1,361
                                       =======          ========          ========          ========
S&P 500 Index(2)                       $    16          $     52          $     90          $    205
                                       =======          ========          ========          ========
Disciplined Equity                     $    47          $    148          $    258          $    579
                                       =======          ========          ========          ========
Small Cap                              $   106          $    331          $    574          $  1,271
                                       =======          ========          ========          ========
Enhanced Small Cap                     $    77          $    670          $  1,315          $  3,184
                                       =======          ========          ========          ========
Aggressive Equity                      $   112          $    395          $    698          $  1,561
                                       =======          ========          ========          ========
IAM SHARES Fund                        $    47          $    148          $    258          $    579
                                       =======          ========          ========          ========
Large Cap Value                        $   112          $    498          $    909          $  2,058
                                       =======          ========          ========          ========
Large Cap Growth Opportunities         $   112          $    462          $    837          $  1,888
                                       =======          ========          ========          ========
Directional Core Equity(1)             $   163          $  1,476          $  2,880          $  6,830
                                       =======          ========          ========          ========
Active REIT                            $   102          $    336          $    588          $  1,310
                                       =======          ========          ========          ========
Emerging Markets(1)                    $   127          $    409          $    712          $  1,574
                                       =======          ========          ========          ========
International Stock Selection(1)       $   102          $    370          $    658          $  1,479
                                       =======          ========          ========          ========
International Growth Opportunities(1)  $   112          $    433          $    776          $  1,746
                                       =======          ========          ========          ========
Life Solutions Income and Growth       $   115          $    444          $    796          $  1,789
                                       =======          ========          ========          ========
Life Solutions Balanced                $   111          $    396          $    701          $  1,570
                                       =======          ========          ========          ========
Life Solutions Growth                  $   132          $    474          $    838          $  1,865
                                       =======          ========          ========          ========


----------
  (1) The 2% redemption fee on the Emerging Markets, International Stock Selection, International Growth Opportunities High Yield Bond and Directional Core Equity Funds is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

  (2) The costs shown in the example above reflect the costs of both the Fund and the Master Fund.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market, Tax Free and US Government Funds).

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for each fund and directs the investment of each fund in accordance with the fund's investment objective, policies and restrictions.

The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the S&P Master Fund.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, Sub-Advisor, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


The Advisor provides operational, compliance and general management services to the SSgA Tuckerman Active REIT Fund. The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, an advisory affiliate of State Street Bank and Trust Company (State Street), serves as the investment sub-advisor (the Sub-Advisor or Tuckerman) for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.


The Sub-Advisor, registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Purchase, New York, with additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $4.4 billion in real estate assets under management as of November 30, 2005.


The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience.


For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com..



                                    ANNUAL MANAGEMENT FEES
                               (% OF AVERAGE DAILY NET ASSETS):
                               --------------------------------
                                 MANAGEMENT        MANAGEMENT
                                 FEE BEFORE         FEE AFTER
                                 WAIVERS OR        WAIVERS OR
                                    REIM-             REIM-
FUND                           BURSEMENTS (%)    BURSEMENTS (%)
----                           --------------    --------------
Money Market                        0.25              0.23
US Government MM                    0.25              0.25
Tax Free MM                         0.25              0.25
Yield Plus                          0.25              0.25
Intermediate                        0.30              0.17
Bond Market                         0.30              0.23
High Yield Bond                     0.30              0.30
Core Opportunities                  0.75              0.72
S&P 500 Index(1)                    0.00              0.00
Disciplined Equity                  0.25              0.25
Small Cap                           0.75              0.75
Enhanced Small Cap                  0.45              0.00
Aggressive Equity                   0.75              0.54
IAM SHARES                          0.25              0.25
Large Cap Value                     0.75              0.05
Large Cap Growth
   Opportunities                    0.75              0.22
Directional Core Equity             1.25              0.00
Active REIT                         0.65              0.57(2)
Emerging Markets                    0.75              0.69
International Stock Selection       0.75              0.51
International Growth
   Opportunities                    0.75              0.36


----------
(1) The S&P 500 Index Fund pays no fee directly to the Advisor for so long as assets of the fund are invested in the S&P Master Fund. The S&P Master Fund makes payments to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Master Fund, the S&P 500 Index Fund bears its ratable share of the Master Fund's expenses, and at the same time continues to pay its own fees and expenses.
(2) The Advisor pays the sub-advisor an annual management fee of 0.285% of the fund's average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the Advisor, net of reimbursements.

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PERFORMANCE OF ACCOUNTS MANAGED BY SSgA. Because the SSgA Large Cap Value Fund and SSgA Large Cap Growth Opportunities Funds have not completed a full calendar year's operations, there is no information regarding their investment performance included in this prospectus. However, SSgA has experience managing other accounts with substantially similar investment objectives and strategies as the SSgA Large Cap Value and Large Cap Growth Opportunities Funds (referred to in this section as the Large Cap Funds). The performance information shown below is not the performance of the funds, but the performance of other accounts managed by SSgA.


The table below sets forth the investment performance for the periods indicated of the SSgA Active US Large Cap Value Fund and the SSgA US Large Cap Growth Opportunities Fund (referred to collectively as the Group Trusts). The Group Trusts are collective investment funds comprised of assets of qualified pension and profit sharing plans that are managed by SSgA with investment objectives, policies and strategies substantially similar to those of the Large Cap Funds described in this prospectus. The respective portfolio management teams of the Large Cap Funds also manage the Group Trusts as well as commingled funds, separate accounts and sub-advisory accounts that utilize the US active equity quantitative strategy and the global fundamental strategy. The portfolio managers for the Large Cap Funds are dual employees of SSgA and the Advisor and as a result manage all clients, regardless of account type, in these strategies for both the Advisor and SSgA. The historical performance of the Group Trusts represents the unitized return of the Group Trusts during each period indicated. The historical performance of the Group Trusts has been adjusted downward to reflect the higher expense ratio of the Large Cap Funds in the amount of 1.10%, the total expense ratio of the Large Cap Funds, net of contractual waivers and reimbursements. The table illustrates how the performance of the Group Trusts has varied over the past one, three and five year periods (or since inception if the Group Trust has been offered for less than five years) ended December 31, 2004, respectively. The Group Trusts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the Code) on investment companies. If the Group Trusts had been subject to the restrictions under the 1940 Act and the Code, their performance may have been adversely affected. The performance shown below is not the performance of the Large Cap Funds and is not indicative of future performance of the Large Cap Funds.


The table compares the SSgA Active US Large Cap Value Fund's performance to the Russell 1000(R) Value Index. Although used as a benchmark, the performance of the Russell 1000 Value Index may not be comparable to the Group Trust because, unlike the performance of the Group Trust, the performance of the Russell 1000 Value Index has not been adjusted for any fees or expenses and is an unmanaged index. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


                PRIOR PERFORMANCE OF THE SSgA ACTIVE US LARGE CAP
                          VALUE FUND, A PRIVATE ACCOUNT

                PERCENTAGE TOTAL RETURNS(1) FOR THE PERIODS ENDED
                        DECEMBER 31, 2004: (UNAUDITED)(2)


                                                    INCEPTION
                                1 YEAR   5 YEARS    TO DATE(3)
                                ------   -------   -----------
Group Trust(4)                   15.01%     6.29%         8.21%

Russell 1000(R)
   Value Index                   16.49%     5.27%         8.16%


The table compares the SSgA US Large Cap Growth Opportunities Fund's performance to the Russell 1000(R) Growth Index. Although used as a benchmark, the performance of the Russell 1000 Growth Index may not be comparable to the Group Trust because, unlike the performance of the Group Trust, the performance of the Russell 1000 Growth Index has not been adjusted for any fees or expenses and is an unmanaged index. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

----------
(1) Performance is calculated based on Unit Price Methodology. Periods of 12 months and over are annualized.
(2) An auditing firm audits the pricing of the SSgA Active US Large Cap Value Fund at least annually. The performance calculation is not audited.
(3) The SSgA Active US Large Cap Value Fund commenced operations on August 31, 1997.
(4) The performance does not reflect the impact of taxes payable on dividends or other distributions of the Group Trust or on gains and losses realized upon the redemption of shares of the Group Trust. The performance of the Group Trust would be adversely affected by any such taxes.

                PRIOR PERFORMANCE OF THE SSgA US LARGE CAP GROWTH
                      OPPORTUNITIES FUND, A PRIVATE ACCOUNT

                PERCENTAGE TOTAL RETURNS(1) FOR THE PERIODS ENDED
                        DECEMBER 31, 2004: (UNAUDITED)(2)


                                                    INCEPTION
                                1 YEAR   5 YEARS    TO DATE(3)
                                ------   -------    ----------
Group Trust(4)                    2.74%    (7.47)%       11.80%

Russell 1000(R)
  Growth Index                    6.30%    (9.29)%       (0.82)%


PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee. Each fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the fund.

BOND MARKET AND INTERMEDIATE FUNDS. The SSgA Bond Market and Intermediate Funds are managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- SUSAN REIGEL, CFA. Susan is a Principal of SSgA and SSgA FM. She joined the firm in 1997 and is a member of the SSgA North America Fixed Income Team. Susan is responsible for managing the team's active U.S. bond exposure. Susan holds an MBA in Finance from Florida State University and a BS in Mathematics from Florida State University. She is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.


- ROBERT PICKETT, CFA. Bob is a Principal of SSgA and SSgA FM. He joined the firm in 1994 and is a member of the SSgA North America Fixed Income Team. Bob is responsible for managing the team's active U.S. bond exposure. Bob holds a Bachelor of Science degree in Economics and Quantitative Methods from Babson College and a Master of Science in Finance from Bentley College and is a member of both the Boston Security Analysts' Society and CFA Institute.

- CARLOS COUTINHO. Carlos is a Principal of SSgA and SSgA FM. He joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. Carlos is responsible for managing the team's active U.S. bond exposure. Carlos earned a Masters in Business Administration from Boston College with a concentration in Finance and Bachelor of Arts in Mathematics from Boston College, and is currently pursuing his CFA designation.


HIGH YIELD BOND FUND. The SSgA High Yield Bond Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- ELYA SCHWARTZMAN. Elya is a Principal of SSgA and SSgA FM. He joined the firm in 1999 and is a member of the SSgA North America Fixed Income Team. He is responsible for the team's High Yield Funds. Elya holds a Bachelors Degree in Economics from Trinity College (CT) and an MBA from the Sloan School of Management at MIT.

- MEREDITH BIRDSALL, CFA. Meredith is a Principal of SSgA and SSgA FM. She joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. Meredith has 19 years experience in high yield and credit. Meredith holds a B.A. and M.B.A. from Harvard University and is a Chartered Financial Analyst.

YIELD PLUS FUND. The SSgA Yield Plus Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:


- FRANK GIANATASIO, JR., CFA. Frank is a Principal of SSgA and SSgA FM. He joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. Prior to joining the firm, Frank was with FleetBoston Robertson Stephens, Inc. in the company's Asset Securitization Group. He is responsible for managing the team's short duration strategies. He holds a B.S. in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. He is a member of both the Boston Security Analysts' Society.


----------
(1) Performance is calculated based on Unit Price Methodology. Periods of 12 months and over are annualized.
(2) An auditing firm audits the pricing of the SSgA US Large Cap Growth Opportunities Fund at least annually. The performance calculation is not audited.
(3) The SSgA US Large Cap Growth Opportunities Fund commenced operations on July 31, 1998.
(4) The performance does not reflect the impact of taxes payable on dividends or other distributions of the Group Trust or on gains and losses realized upon the redemption of shares of the Group Trust. The performance of the Group Trust would be adversely affected by any such taxes.

- JULIO FUENTES, CFA. Julio is a Principal of SSgA and SSgA FM. He joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. He is responsible for managing the team's short duration strategies. Julio holds a Bachelor of Science in Finance from Bryant College and a Masters in Business Administration from Boston College. He is a member of the Boston Security Analysts Society, Inc. and CFA Institute.


CORE OPPORTUNITIES AND LARGE CAP GROWTH OPPORTUNITIES FUNDS. These funds are managed by the SSgA Global Fundamental Strategy Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:


- BILL PAGE. Bill is a Principal of SSgA and SSgA FM. Bill joined the firm in 1998 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S. Large Cap Core and Socially Responsible Equity Strategies. Bill earned a Bachelors degree in Economics from Boston University and an MBA from the F.W. Olin School of Business at Babson College.


- CHRIS SUNDERLAND. Chris Sunderland is a Principal of SSgA and SSgA FM. Chris joined the firm in 1990 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S. Large Cap Core and Socially Responsible Equity Strategies. Chris graduated from Babson College with a BS in finance and received his MBA from the F.W. Olin School of Business at Babson College. He is a member of The Boston Security Analysts Society and CFA Institute.

- ROB UEK, CPA, CFA. Robert J. Uek is a Principal of SSgA and SSgA FM. Rob joined the firm in 2004 and is a member of the US Large Cap Equity Team. Prior to joining SSgA, Rob was with John Hancock Advisers for over eight years as a portfolio manager of its US large cap team. Rob is responsible for managing various U.S. Equity Strategies and for analyzing equity securities in the financial services and consumer discretionary sectors. Rob earned a Bachelors degree in economics from Boston College and a Masters degree in Accounting from Northeastern University.


- KEN KUBEC. Ken is a Principal of SSgA and SSgA FM. Ken joined the firm in 2003 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S Large Cap Core and Socially Responsible Equity Strategies. Ken earned a Bachelor of Arts degree from Colgate University.


SMALL CAP, AGGRESSIVE EQUITY, LARGE CAP VALUE AND DIRECTIONAL CORE EQUITY FUNDS. These funds are managed by the SSgA US Active Equity Quantitative Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- BRIAN SHANNAHAN, CFA. Brian is a Principal of SSgA and SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).


- NICK DEPEYSTER, CFA. Nick is a Principal of SSgA and SSgA FM. Nick joined the firm in 2004 and is a member of the firm's US Active Quantitative Equity Team. Prior to joining SSgA, he managed investment portfolios for Morley Fund Management and Assurance. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Nick holds a B.A. in Classics from Princeton University and an M.B.A. in Finance from New York University.

- MIKE ARONE, CFA. Mike is a Principal of SSgA and SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

- ANNA MITELMAN LESTER, CFA. Anna is a Principal of SSgA and SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

- JIM JOHNSON, CFA. Jim is a Principal of SSgA and SSgA FM. Jim joined the firm in 2005 and is a member of the U.S. Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.

ENHANCED SMALL CAP AND DISCIPLINED EQUITY FUNDS. These funds are managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

- CHUCK MARTIN, CFA. Chuck is a Principal of SSgA and SSgA FM. Chuck joined the firm in 2001 and is a member of the firm's Global Enhanced Equities Team. Prior to SSgA, Chuck was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Chuck earned his Bachelor of Arts degree in Economics from Colby College and an MBA in Finance from Georgetown University. He is a member of CFA Institute and the Boston Security Analysts Society.

- RIC THOMAS, CFA. Ric is a Principal of SSgA and SSgA FM. Ric joined the firm in 1998 and is a member of the firm's Global Enhanced Equities Team. Ric focuses on managing both large-cap and small-cap US strategies, as well as providing research on SSgA's stock-ranking models. Ric holds a Bachelor's degree from Colorado State University, a Master's degree in Economics from the University of Colorado, and a MBA from the University of Chicago.

- JOHN O'CONNELL. John is a Principal of SSgA and SSgA FM. John joined the firm in 2000 and is a member of the firm's Global Enhanced Equities Team. John received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.

- GARY LOWE, CFA. Gary is a Principal of SSgA and SSgA FM. Gary joined the firm in 1998 and is a member of the firm's Global Enhanced Equities Team. Gary earned a Bachelor of Science in Mathematics from Plymouth State College and a Master of Science degree in Statistics from the University of Massachusetts.

- BILL DEROCHE, CFA. Bill is a Principal of SSgA and SSgA FM. Bill joined the firm in 2003 and is a member of the firm's Global Enhanced Equities Team. Prior to joining SSgA, Bill was a quantitative analyst at Putnam Investments. He holds a Bachelor's degree in Electrical Engineering from the United States Naval Academy and a MBA from the Amos Tuck School of Business Administration at Dartmouth College

IAM SHARES AND S&P 500 INDEX FUNDS. These funds are managed by the SSgA Global Structured Products Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

- MICHAEL FEEHILY, CFA. Mike is a Principal of SSgA and SSgA FM. Mike joined the firm in 1992 and is head of the U.S. Equity Team within the Global Structured Products Team. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He is a member of the Boston Security Analysts Society and CFA Institute.

- JOHN TUCKER, CFA. John is a Principal of SSgA and SSgA FM. John joined the firm in 1988 and is a Unit Head for the firm's Exchange Traded Funds Management Team. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

- DAVID CHIN. David is a Principal of SSgA and SSgA FM. David joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and International funds. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.

- KARL SCHNEIDER. Karl is a Principal of SSgA and SSgA FM. Karl joined the firm in 1996 is a member of the firm's Global Fundamental Strategies Team. Karl manages the a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

- JAMES MAY, CFA. Jim is a Principal of SSgA and SSgA FM. Jim joined the firm in 1991 is a member of the firm's Global Fundamental Strategies Team. Jim manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Jim is also responsible for managing several mutual funds, most notably the SSGA S&P 500 Fund which he has managed since 1995. Jim holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and CFA Institute.

TUCKERMAN ACTIVE REIT FUND. The SSgA Tuckerman Active REIT Fund is managed by the Tuckerman Securities Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- AMOS J. ROGERS III. Amos is Managing Director of the Tuckerman Group with nearly 15 years commercial real estate lending, investment and asset management experience. Amos leads the real estate securities business and is the portfolio manager for the REIT investment strategies. He received his undergraduate degree form Clarkson University, and holds a Master of Science degree in management with a concentration in real estate finance from the M.I.T.--Sloan School of Management.

- FERNANDO DIAZ. Fernando is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the fund. He specializes in retail, multi-family, recreational and storage Real

   Estate Investment Trusts (REITs). Fernando holds a BS in Engineering from Northeastern University and an MBA with a concentration in Finance from Bentley College and is a Level 3 CFA Candidate.

- MURAT SENSOY, CFA. Murat is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the fund. Prior to joining The Tuckerman Group in 2003, Murat worked as an international credit analyst for State Street Bank. He performs fundamental analysis on REIT securities and assists in the creation and modification of model REIT portfolios. Murat received a BA in economics from University of New Hampshire and holds a Masters degree in Financial Economics from Boston University.

EMERGING MARKETS FUND. The SSgA Emerging Markets Fund is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

- BRAD AHAM, CFA, FRM. Brad is a Principal of SSgA and SSgA FM. Brad joined the firm in 1993 and is head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy. He earned bachelor degrees in both Mathematics and Economics from Brandeis University and an MBA from Boston University. Brad is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

- JEAN-CHRISTOPHE DE BEAULIEU. Jean-Christophe is a Principal of SSgA and SSgA FM. Jean-Christophe joined the firm in 2000 and is a member of the firm's Global Active Equity Team. Jean-Christophe is responsible for research and portfolio management of different emerging markets investment vehicles. Jean-Christophe graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-masters degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school).

- STEVE MCCARTHY, CFA. Stephen is a Principal of SSgA and SSgA FM. Steve joined the firm in 1998 and is a member of the firm's Active Emerging Markets team. Steve holds his AB from Harvard College, a master's degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Steve is a past president of the Boston Security Analysts Society.

- SARATH SATHKUMARA. Sarath is a Principal of SSgA and SSgA FM. Sarath joined SSgA in 2001 and is a member of the firm's Active Emerging Markets Team. Prior to joining SSgA, Sarath was with Federated Global Investment Management Corporation, where he co-managed their Global Emerging Markets Fund. Sarath holds a BS in Finance from the Golden Gate University in San Francisco.

- ANTHONY YAU, CFA. Anthony is a Principal of SSgA and SSgA FM. Anthony joined the firm in 1997 and is a member of the firm's Global Active Equity Team. He is responsible for research and portfolio management for SSgA's Active Emerging Market portfolio with a focus on Asian markets. Anthony graduated from Boston University with a Bachelor's degree in Business Administration, concentrating in Finance and Management Information Systems. He is a member of the Boston Security Analysts Society.

INTERNATIONAL STOCK SELECTION FUND. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

- ALEX LAI , CFA. Alex is a Principal of SSgA and SSgA FM. He joined the firm in 2003 and is a member of the Global Active Equity Team. Prior to joining the firm, Alex was an investment banking analyst with Lehman Brothers in Hong Kong. Alex received his BA from Ross School of Business at University of Michigan.

- DIDIER ROSENFELD, CFA. Didier is a Principal of SSgA and SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Didier received his MBA from Northeastern University and a Masters in Management with honors from Rheims Graduate School of Management.


- PAUL MOGHTADER, CFA. Paul is a Principal of SSgA and SSgA FM. He joined the firm in 1998 and is the head of the Global Active Equity Team. Paul holds an MBA from the JL Kellogg Graduate School of Management at Northwestern University and a BA in Economics from Macalester College.

- CRAIG SCHOLL, CFA. Craig is a Principal of SSgA and SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Craig received a Bachelor of Science degree in Finance and Television Production from Syracuse University.


INTERNATIONAL GROWTH OPPORTUNITIES FUND. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- TIM CORBETT. Tim is a Principal of SSgA and SSgA FM. Tim joined the firm in 1996 and is a member of the firm's Global Fundamental Strategies Group. Tim is responsible for managing European, Asian, and Far East equities. Tim holds a BS in Finance from the Carroll School of Management at Boston College, an MBA from the McCallum School of Management at Bentley College, and an MS in Corporate Finance from the McCallum School of Management at Bentley College.

- IVKA KALUS-BYSTRICKY. Ivka a Principal of SSgA and SSgA FM. Ivka joined the firm in 2004 and is a member of the firm's Global Fundamental Strategies Team. Before joining SSgA, Ivka was a senior portfolio manager of international and global funds at Baring Asset Management. Ivka holds a BA in Biology from Harvard University, an MA from the Fletcher School of Law and Diplomacy, and an MBA from INSEAD.


- GARY YUNG. Gary is a Principal of SSgA and SSgA FM. Gary joined the firm in 1998 and is a member of the firm's Global Fundamental Strategies Team. He contributes analytical work toward the management of international equity portfolios. Gary has earned a BA in Economics degree from Harvard University.


LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- ALI LOWE. Alistair is a senior Principal of SSgA and SSgA FM. He joined the firm in 1996 and is the head of the Global Asset Allocation Team. Alistair has been working in the investment management field since 1985. Alistair completed an undergraduate degree in Economics and a postgraduate degree in Computer Science at Cambridge University (Churchill College), U.K.

- MICHAEL MARTEL. Mike is a Principal of SSgA and SSgA FM. He joined the firm in 1994 and is a member of the Global Asset Allocation Team. Mike holds a BA in Economics from the College of the Holy Cross and Masters degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

- CHARLES MCGINN. Chuck is a Principal of SSgA and SSgA FM. He joined SSgA in 1988 and is a member of the Global Asset Allocation team. Chuck earned a BS from Salem State College and is a Level II candidate for the CFA.

- ROB GUILIANO. Rob is a Principal of SSgA and SSgA FM. He joined the firm in 1997 and is a member of the Global Asset Allocation team. His responsibilities include portfolio management of both tactical and strategic asset allocation strategies. Rob earned an MBA from Boston University with a concentration in Finance and a BS in Mechanical Engineering from Rensselaer Polytechnic Institute with a minor in Economics.

- DANIEL FARLEY, CFA. Dan is a Principal of SSgA and SSgA FM. He joined SSgA in 1992 and is a member of the Global Asset Allocation team. Dan holds a BS from Stonehill College and an MBA from Bentley College.

      ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS

The investment objective of each fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the fund's shareholders. A nonfundamental investment objective may be changed by the fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any fund's investment objective.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

   SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

   TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The issuer of the stock underlying the Depositary Receipts chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The issuer of the stock underlying the Depositary Receipts chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index.

DEPOSITARY SHARES. A depositary share is a security, evidenced by an American Depositary Receipt, that represents a foreign security or a multiple of or fraction thereof deposited with a depositary.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income
(GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

FOREIGN GOVERNMENT SECURITIES. Foreign (non-US) government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

FOREIGN ISSUERS. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which have low credit ratings) may default on its obligation to pay interest and repay principal.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

- IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

- IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

INTEREST RATE SWAPS, CREDIT/DEFAULT SWAPS, TOTAL RETURN SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit/default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit/default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit/default swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment grade securities include securities rated Baa by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

MANAGEMENT OF A FEEDER PORTFOLIO. A feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. The S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the S&P Master Fund). The master fund is a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the feeder fund, the SSgA S&P 500 Index Fund. This investment approach is commonly referred to as a master/feeder structure. The master fund may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets.

The feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio.

The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The S&P 500 Index Fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the S&P 500 Index in proportion to the weightings of the index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a fund may purchase a sample of stocks in the index in proportions expected to replicate generally the performance of the index as a whole.

In addition, from time to time, stocks are added to or removed from the index. The fund may sell stocks that are represented in the index, or purchase stocks that are not yet represented in the index, in anticipation of their removal from or addition to the index.

In addition, the fund may at times purchase or sell futures contracts on the index, or options on those futures, in lieu of investment directly in the stocks making up the index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the index.

It is anticipated that the correlation of a fund's performance to that of its index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and index performance may be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the fund's trustees, which will consider alternative arrangements.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

MORTGAGE-BACKED ROLLS. In a forward roll transaction, a fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets. With respect to the Directional Core Equity Fund, options on securities and securities indices are used for hedging purposes to reduce volatility and to potentially replicate a long security to allow the fund to achieve capital appreciation. There can be no assurance that the use of this policy will enable the Directional Core Equity Fund to achieve capital appreciation.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

PORTFOLIO DURATION. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary.

Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.


S&P 500 INDEX. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their float adjusted capitalizations. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the float adjusted capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.


SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

SHORT SALES. The Directional Core Equity Fund may enter into short sales. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the fund replaces a borrowed security in connection with a short sale, it will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the fund may be required to pay in connection with a short sale. The fund may purchase call options or sell put options to provide a hedge against an increase in the price of a security sold short by the fund.

TREASURY INFLATION-PROTECTED SECURITIES. The fund may invest in Inflation-Protected Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

The Tax Free Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS (IAM SHARES, DISCIPLINED EQUITY, CORE OPPORTUNITIES, DIRECTIONAL CORE EQUITY, AGGRESSIVE EQUITY, LARGE CAP VALUE, LARGE CAP GROWTH OPPORTUNITIES, ACTIVE REIT, SMALL CAP, ENHANCED SMALL CAP, EMERGING MARKETS, INTERNATIONAL STOCK SELECTION, INTERNATIONAL GROWTH OPPORTUNITIES, BOND MARKET, HIGH YIELD BOND, YIELD PLUS, INTERMEDIATE). For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective. In addition, with respect to the Bond Market, High Yield Bond, Yield Plus and Intermediate Funds, when using this strategy the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well.

TAXABLE INVESTMENTS (TAX FREE FUND). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

LIFE SOLUTIONS FUNDS. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a fund may not achieve its investment objective.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. A fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,000(1). Subsequent investments must be at least $100. You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in a fund (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

----------
(1) Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

PURCHASE DATES AND TIMES (ALL FUNDS EXCEPT MONEY MARKET, US GOVERNMENT MM, TAX FREE MM AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

PURCHASE DATES AND TIMES (MONEY MARKET, US GOVERNMENT MM, TAX FREE MM AND YIELD PLUS FUNDS). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

In order to be effective on the date received, purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent:

- Money Market, Tax Free MM and Yield Plus Funds: Prior to the close of the New York Stock Exchange; and

-  US Government MM Fund: Prior to 3 p.m. Eastern time.

If an order or payment is received on a non-business day or after the times listed above, the order will be effective on the next business day.

NET ASSET VALUE AND DIVIDEND POLICY UPON PURCHASE

- Money Market Fund: Orders and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

- US Government MM Fund: Orders and payment received by the Transfer Agent prior to 3 p.m. Eastern time will receive that day's net asset value and will earn the dividend declared on the date of purchase.


- Tax Free MM Fund: Orders received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon but before 4 p.m. Eastern time will receive that day's net asset value but will not earn the dividend declared on the date of purchase.

- Yield Plus Fund: Orders received by the Transfer Agent: (1) prior to 12 noon Eastern time will receive the dividend declared on the date of the purchase; and (2) at or after 12 noon Eastern time and before the close of the New York Stock Exchange will not receive the dividend determined on day of purchase.

All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed. Check deposits start to earn dividends the following business day.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the Money Market, US Government MM, Tax Free MM and Yield Plus Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Transfer Agent at least one day in advance of transactions in excess of $25 million in the Yield Plus and Money Market Funds, and in excess of $5 million in the US Government MM and Tax Free MM Funds.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

        REGULAR MAIL:     REGISTERED, EXPRESS OR CERTIFIED MAIL:
        -------------     --------------------------------------
         SSgA Funds                     SSgA Funds
        P.O. Box 8317                 66 Brooks Drive
    Boston, MA 02266-8317           Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

    State Street Bank and Trust Company
    225 Franklin Street, Boston, MA 02110
    ABA #0110-0002-8
    DDA #9904-631-0
    SSgA (Name of Fund) Fund(s)
    Account Number and Registration
    Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. The shares must have a readily ascertainable market value;

3. The shares must be liquid;

4. The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below.

Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day (except as noted below) and, unless otherwise specified, will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

DIVIDEND PAYMENT POLICY UPON REDEMPTION

- Money Market Fund: No dividends will be paid on shares on the date of redemption.

- US Government MM Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

- Tax Free MM Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

- Yield Plus Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but before the close of the New York Stock Exchange. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Shareholders will receive redemption proceeds by wire as follows:

- Money Market--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- Yield Plus--Requests must be received prior to the close of the New York Stock Exchange. Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time will receive the net asset value next determined after receipt of the redemption order and the proceeds ordinarily will be wired the following business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.


- US Government MM--Redemptions must be received prior to 3 p.m. Eastern time. The shares will be redeemed using that days' closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- Tax Fee MM--Redemptions must be received prior to 12 noon Eastern time for redemptions to be processed using that day's closing price and the proceeds ordinarily will be wired the same day. Redemption instructions received after 12 noon and before the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time) will receive that day's closing price and the proceeds ordinarily wired the following business day.


- All Other Funds--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the following business day, but may take up to seven days.


REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the SSgA International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond and Directional Core Equity Funds (each a "redemption fee fund") executed within 60 days of the date of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the applicable redemption fee fund. For shares of a redemption fee fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.

The redemption fee may be waived or otherwise not assessed in the following circumstances:

- Redemptions due to death or post-purchase disability of: (1) any registered shareholder on an account; or (2) the settlor of a living trust which is the registered shareholder of an account, with respect to shares purchased before death or disability;

- Redemptions of shares used to pay deductible medical expenses incurred after the shares were purchased;

- Redemptions of shares to fund payments required under a qualified domestic relations order issued after the purchase of the shares;

- Redemptions to ease post-purchase financial hardship of any registered shareholder;

- Redemptions pursuant to an automatic non-discretionary rebalancing program or a wrap-fee or similar program or a systematic withdrawal plan established with the SSgA Funds or a financial intermediary;

- Redemptions involving participants in employer-sponsored retirement plans, attributable to the following: (1) participant withdrawals due to mandatory distributions, rollovers and financial hardships; (2) a participant leaving his or her job; (3) shares sold by the plan administrator to repay a plan loan to a participant; (4) shares acquired or sold for a participant's account in connection with an automatic rebalancing of the participant's account, (5) plan sponsor directed or initiated actions such as the removal of a redemption fee fund from a plan or redemptions associated with changes in service providers, (6) shares transferred to the record name of a successor service provider to a plan; or (7) redemptions for the purpose of returning excess contributions by the employer;

- Redemptions of shares acquired through reinvestment of dividends and other distributions;


-  Redemptions for the purpose of return of excess contribution to IRA accounts;

- Redemptions initiated by a redemption fee fund or a financial intermediary (e.g., a redemption for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a redemption fee fund);

- Redemptions of shares of a redemption fee fund held by the SSgA Life Solutions Funds.


It shall be the responsibility of the shareholder to request a waiver and to provide sufficient evidence to the SSgA Funds or their agents that the requested waiver is warranted. Decisions regarding requested redemption fee waivers shall be made by the SSgA Funds and their agents in accordance with the terms and provisions of the foregoing redemption fee policy.

Shareholders who hold shares through an intermediary with an omnibus account arrangement (such as 401(k) plans and broker-dealer sponsored programs) are generally subject to the redemption fee. However, the ability of the SSgA Funds or their agents to assess a redemption fee on a redemption or exchange by the underlying shareholder of an omnibus account maintained by an intermediary is limited to the extent that individual shareholder's account information is maintained by the intermediary and not by the Funds. While the SSgA Funds and their agents notify all intermediaries with omnibus account arrangements of the Funds' redemption fee policy, some intermediaries are unable or unwilling to assess redemption fees in accordance with that policy and some intermediaries may impose redemption fees in circumstances that differ from those described above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Funds' policy. If you hold your shares of a redemption fee fund through an intermediary that maintains an omnibus account arrangement, you should check with a representative of the intermediary to determine the circumstances in which the redemption fee would be applied upon the redemption of shares of a redemption fee fund by your account.


CHECKWRITING SERVICE (MONEY MARKET, US GOVERNMENT MM AND TAX FREE MM FUNDS
ONLY). If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

With respect to the US Government MM Fund, proceeds from requests received by telephone prior to 3 p.m. Eastern time will be sent the same day according to pre-designated instructions.

With respect to the Tax Free MM Fund, requests received by telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's dividend.


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:


1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Medallion guarantees can usually be obtained from the following sources:


1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.



        SELLER            REQUIREMENTS FOR WRITTEN REQUESTS
        ------            ---------------------------------
Owner of individual,     - Letter of instruction, signed
joint, sole                by all persons authorized to
proprietorship, UGMA/      sign for the account stating
UTMA (custodial            general titles/capacity, exactly
accounts for minors)       as the account is registered;
or general partner         and
accounts                 - Medallion guarantee, if
                           applicable (see above).

Owners of corporate or   - Letter of instruction signed
association accounts       by authorized person(s),
                           stating capacity as indicated
                           by the corporate resolution;
                         - Corporate resolution,
                           certified within the past
                           90 days; and
                         - Medallion guarantee, if
                           applicable (see above).

        SELLER            REQUIREMENTS FOR WRITTEN REQUESTS
        ------            ---------------------------------
Owners or trustees of    - Letter of instruction, signed
trust accounts             by all trustees;
                         - If the trustees are not named
                           in the registration, please
                           provide a copy of the trust
                           document certified within the
                           past 60 days; and
                         - Medallion guarantee, if
                           applicable (see above).

Joint tenancy            - Letter of instruction signed
shareholders whose         by surviving tenant(s);
co-tenants are           - Certified copy of the death
deceased                   certificate; and
                         - Medallion guarantee, if
                           applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or
(3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service, although exchanges of shares out of the International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond, and Directional Core Equity Funds within 60 days of the date of purchase will be subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Redemption of Fund Shares." To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING


The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) the SSgA Funds impose a redemption fee on short-term transactions in certain funds; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' redemption fee and pricing policies, please refer to the prospectus sections entitled "Redemption Fee" and "Pricing of Fund Shares."


Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in the financial intermediary accounts or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by a financial intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy. The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by financial intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in financial intermediary accounts.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

All of the funds except the US Government MM, Tax Free MM and Yield Plus Funds determine the price per share once each business day at the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days.

The US Government MM Fund determines the price per share once each business day, at 3 p.m. Eastern time.

The Tax Free MM Fund and Yield Plus Fund determine the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

- US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

- US over-the-counter equities: Official closing price; last bid price if no closing price;

- Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

-  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

- Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

-  Futures: Settlement price.


If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV;
(4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.


Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

The Money Market, US Government MM and Tax Free MM Funds seek to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

                         DIVIDENDS
       FUND               DECLARED        DIVIDENDS PAID
       ----              ---------        --------------
Money Market             Daily           Last business day
                                         of each month
US Government MM         Daily           Last business day
                                         of each month
Tax Free MM              Daily           Last business day
                                         of each month
Yield Plus               Daily           Last business day
                                         of each month


                         DIVIDENDS
       FUND               DECLARED        DIVIDENDS PAID
       ----              ---------        --------------
High Yield Bond          Quarterly       Quarterly
Bond Market              Quarterly       Quarterly
Disciplined Equity       Quarterly       Quarterly
S&P 500 Index            Quarterly       Quarterly
Core Opportunities       Quarterly       Quarterly
Directional Core
  Equity                 Annually        Annually
Intermediate             Quarterly       Quarterly
IAM SHARES               Quarterly       Quarterly
Aggressive Equity        Annually        Annually
Large Cap Value          Annually        Annually
Large Cap Growth         Annually        Annually
Small Cap                Annually        Annually
Enhanced Small Cap       Annually        Annually
Active REIT              Monthly         Monthly
Emerging Markets         Annually        Annually
International Stock
  Selection              Annually        Annually
International
  Growth Opportunities   Annually        Annually
Life Solutions
  Income and
  Growth                 Annually        Annually
Life Solutions
  Balanced               Annually        Annually
Life Solutions
  Growth                 Annually        Annually


The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks. The money market funds do not expect any material long-term gains or losses. The Life Solutions Funds receive capital gain distributions from the Underlying Funds, and such distributions may be expected to vary considerably from time to time.

Except for the money market funds, any dividend or capital gain distribution paid by the SSgA Funds shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


Please note that dividends on the Money Market Fund will not be paid until the last business day of the month even if an account closes during the month. If you close your account in the US Government MM or Tax Free MM Funds during the month, dividends will be paid either the same day or the following business day. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.


For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.


For dividends declared and paid monthly, quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and their shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.


Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a Financial Intermediary, that entity will provide this information to you. The SSgA Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

With respect to the money market funds, no capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the fund.


TAX FREE MM FUND. Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The fund intends to distribute tax-exempt income.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal income tax.


FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.


If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.


                              INFORMATION REGARDING
                          STANDARD & POOR'S CORPORATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                              FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


MONEY MARKET FUND


                                                                      FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003             2002             2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $       1.0000   $       1.0000   $       1.0000   $       1.0000   $       1.0000
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income                              .0218            .0076            .0104            .0196            .0518
DISTRIBUTIONS:
  From net investment income                        (.0218)          (.0076)          (.0104)          (.0196)          (.0518)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $       1.0000   $       1.0000   $       1.0000   $       1.0000   $       1.0000
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                      2.20              .77             1.05             1.98             5.31
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)       7,575,574        8,146,933       10,744,370       10,657,389       10,724,407
  Ratios to average net assets (%):
    Operating expenses, net                            .40              .40              .40              .39              .38
    Operating expenses, gross                          .42              .40              .42              .39              .38
    Net investment income                             2.14              .76             1.04             1.95             5.14

US GOVERNMENT MONEY MARKET FUND


                                                                      FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003             2002             2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $       1.0000   $       1.0000   $       1.0000   $       1.0000   $       1.0000
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income                              .0214            .0070            .0099            .0188            .0507
DISTRIBUTIONS:
  From net investment income                        (.0214)          (.0070)          (.0099)          (.0188)          (.0507)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $       1.0000   $       1.0000   $       1.0000   $       1.0000   $       1.0000
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                      2.16              .70              .99             1.89             5.19
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)       1,745,592        1,161,107        1,404,226        2,016,054        2,061,913
  Ratios to average net assets (%)
    Operating expenses                                 .42              .43              .41              .40              .40
    Net investment income                             2.22              .69             1.00             1.89             4.99

TAX FREE MONEY MARKET FUND


                                                                      FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005            2004             2003              2002            2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $       1.0000   $       1.0000   $       1.0000   $       1.0000   $       1.0000
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income                              .0146            .0048            .0069            .0119            .0305
  Net realized and unrealized gain (loss)               --            .0003               --               --               --
                                            --------------   --------------   --------------   --------------   --------------
    Total from investment operations                 .0146            .0051            .0069            .0119            .0305
                                            --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
  From net investment income                        (.0146)          (.0048)          (.0069)          (.0119)          (.0305)
  From net realized gain                                --           (.0003)              --               --               --
                                            --------------   --------------   --------------   --------------   --------------
    Total distributions                             (.0146)          (.0051)          (.0069)          (.0119)          (.0305)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $       1.0000   $       1.0000   $       1.0000   $       1.0000   $       1.0000
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                      1.47              .50              .69             1.20             3.10
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)         453,917          398,518          445,166          572,360          461,123
  Ratios to average net assets (%)
    Operating expenses, net                            .54              .57              .53              .48              .52
    Operating expenses, gross                          .54              .57              .53              .48              .53
    Net investment income                             1.50              .47              .69             1.17             2.97

YIELD PLUS FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003           2002(1)            2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $         9.96   $         9.94   $         9.92   $         9.96   $         9.92
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income(2)                             .24              .11              .12              .21              .51
  Net realized and unrealized gain (loss)               --(3)           .02              .01             (.05)             .06
                                            --------------   --------------   --------------   --------------   --------------
    Total From Operations                              .24              .13              .13              .16              .57
                                            --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
  From net investment income                          (.25)            (.11)            (.11)            (.20)            (.53)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $         9.95   $         9.96   $         9.94   $         9.92   $         9.96
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                      2.41             1.28             1.39             1.80             5.86
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)         191,684          318,287          275,216          264,651          260,088
  Ratios to average net assets (%):
    Operating expenses                                 .56              .57              .58              .53              .48
    Net investment income                             2.40             1.08             1.18             2.17             5.31
  Portfolio turnover (%)                             25.42            31.84            70.70            80.03            86.19


----------
(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2)  Average month-end shares outstanding were used for this calculation.


(3)  Less than $.005 per share.

INTERMEDIATE FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003            2002(1)           2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $        10.19   $        10.08   $        10.13   $        10.02   $         9.52
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(2)                      .32              .29              .32              .41              .53
  Net realized and unrealized gain (loss)             (.13)             .20              .09              .26              .56
                                            --------------   --------------   --------------   --------------   --------------
    Total Income From Operations                       .19              .49              .41              .67             1.09
                                            --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
  From net investment income                          (.28)            (.31)            (.33)            (.43)            (.59)
  From net realized gain on investments               (.16)            (.07)            (.13)            (.13)              --
                                            --------------   --------------   --------------   --------------   --------------
    Total Distributions                               (.44)            (.38)            (.46)            (.56)            (.59)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $         9.94   $        10.19   $        10.08   $        10.13   $        10.02
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                      1.95             4.93             4.11             6.94            11.90
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)         126,849          138,501          137,364          102,352           80,361
  Ratios to average net assets (%):
    Operating expenses, net                            .60              .60              .60              .60              .60
    Operating expenses, gross                         1.11             1.23             1.18             1.18             1.22
    Net investment income                             3.23             2.92             3.17             4.09             5.44
  Portfolio turnover (%)                            440.09           197.27           146.13           620.02           345.31


----------
(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 amounted to less than $.005 per share on net investment income and net realized and net unrealized gain and losses. The ratio of net investment income to average net assets was not materially affected. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2)  Average month-end shares outstanding were used for this calculation.

BOND MARKET FUND


                                                                      FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003             2002(1)          2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $        10.41   $        10.26   $        10.42   $        10.16   $         9.70
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(2)                      .39              .37              .36              .48              .57
  Net realized and unrealized gain (loss)             (.04)             .24              .02              .28              .54
                                            --------------   --------------   --------------   --------------   --------------
    Total Income (Loss) From Operations                .35              .61              .38              .76             1.11
                                            --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
  From net investment income                          (.41)            (.31)            (.35)            (.50)            (.65)
  From net realized gain on investments               (.14)            (.15)            (.19)              --               --
                                            --------------   --------------   --------------   --------------   --------------
    Total Distributions                               (.55)            (.46)            (.54)            (.50)            (.65)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $        10.21   $        10.41   $        10.26   $        10.42   $        10.16
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                      3.50             6.11             3.79             7.76            11.87
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)         274,134          331,490          337,973          287,276          287,341
  Ratios to average net assets (%):
    Operating expenses, net                            .50              .50              .50              .49              .46
    Operating expenses, gross                          .57              .53              .52              .49              .46
    Net investment income                             3.92             3.55             3.46             4.71             5.75
  Portfolio turnover (%)                            356.99           573.61           649.90           532.00           388.98


----------
(1) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2)  Average month-end shares outstanding were used for this calculation.

HIGH YIELD BOND FUND


                                                                      FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005              2004              2003            2002            2001
                                            --------------    --------------    --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $         8.76    $         8.44    $         7.85  $         8.75  $        10.14
                                            --------------    --------------    --------------  --------------  --------------
INCOME FROM OPERATIONS:
  Net investment income(1)                             .58               .62               .60             .70             .92
  Net realized and unrealized gain (loss)              .06(2)            .33(2)            .54            (.90)          (1.30)
                                            --------------    --------------    --------------  --------------  --------------
    Total Income From Operations                       .64               .95              1.14            (.20)           (.38)
                                            --------------    --------------    --------------  --------------  --------------
DISTRIBUTIONS:
  From net investment income                          (.62)             (.63)             (.55)           (.70)          (1.01)
                                            --------------    --------------    --------------  --------------  --------------
NET ASSET VALUE, END OF PERIOD              $         8.78    $         8.76    $         8.44  $         7.85  $         8.75
                                            ==============    ==============    ==============  ==============  ==============
TOTAL RETURN (%)                                      7.53             11.64             15.18           (2.50)          (3.80)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)          60,432           120,740           140,773          99,327          44,647
  Ratios to average net assets (%):
    Operating expenses, net                            .68               .63               .70             .75             .71
    Operating expenses, gross                          .68               .63               .70             .75             .73
    Net investment income                             6.70              7.07              7.39            8.83            9.90
  Portfolio turnover (%)                            136.97            151.82            148.72          149.45          217.68


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2)  Includes redemption fees less than $.005 per share.

CORE OPPORTUNITIES FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003             2002             2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $        17.37   $        17.03   $        15.33   $        18.86   $        27.21
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(1)                      .17             (.05)             .05             (.01)            (.01)
  Net realized and unrealized gain (loss)             1.99              .35             1.69            (3.52)           (7.13)
                                            --------------   --------------   --------------   --------------   --------------
    Total Income From Operations                      2.16              .40             1.74            (3.53)           (7.14)
                                            --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
  From net investment income                          (.14)            (.06)            (.04)              --             (.02)
  From net realized gain on investments                 --               --               --               --            (1.19)
                                            --------------   --------------   --------------   --------------   --------------
    Total Distributions                               (.14)            (.06)            (.04)              --            (1.21)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $        19.39   $        17.37   $        17.03   $        15.33   $        18.86
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                     12.47             2.32            11.37           (18.72)          (27.15)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)         142,823          312,248          377,374          329,920          451,235
  Ratios to average net assets (%):
    Operating expenses, net                           1.10             1.06             1.10             1.10             1.10
    Operating expenses, gross                         1.13             1.06             1.11             1.20             1.21
    Net investment income                              .93              .27              .34             (.06)            (.06)
  Portfolio turnover (%)                             58.97            57.31            40.01            45.27            43.87


----------
(1)  Average month-end shares outstanding were used for this calculation.

S&P 500 INDEX FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                            ----------------------------------------------------------------------------------
                                                 2005             2004             2003             2002             2001
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD        $        18.28   $        16.69   $        15.16   $        18.77   $        26.41
                                            --------------   --------------   --------------   --------------   --------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(1)                      .39              .28              .25              .23              .24
  Net realized and unrealized gain (loss)             1.87             1.59             1.52            (3.61)           (6.46)
                                            --------------   --------------   --------------   --------------   --------------
    Total Income From Operations                      2.26             1.87             1.77            (3.38)           (6.22)
                                            --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
  From net investment income                          (.37)            (.28)            (.24)            (.23)            (.25)
  From net realized gain on investment                  --               --               --               --            (1.17)
                                            --------------   --------------   --------------   --------------   --------------
    Total Distributions                               (.37)            (.28)            (.24)            (.23)           (1.42)
                                            --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD              $        20.17   $        18.28   $        16.69   $        15.16   $        18.77
                                            ==============   ==============   ==============   ==============   ==============
TOTAL RETURN (%)                                     12.44            11.23            11.89           (18.20)          (24.48)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)       1,860,743        1,940,183        1,841,173        1,604,069        2,320,240
  Ratios to average net assets (%):
    Operating expenses, net(2)                         .16              .15              .15              .16              .17
    Operating expenses, gross(2)                       .16              .15              .15              .16              .17
    Net investment income                             1.99             1.56             1.65             1.31             1.12
  Portfolio turnover of the S&P Master
    Fund (%)(3)                                      10.38             9.52            12.52            16.02            12.01


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2) Expense ratios include the fund's share of the Master Fund's allocated expenses.

(3)  Unaudited.

DISCIPLINED EQUITY FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       8.73    $       7.97    $       7.36    $       8.83    $      17.01
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                       .15             .11             .10             .09             .04
   Net realized and unrealized gain (loss)               .90             .76             .61           (1.48)          (3.76)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       1.05             .87             .71           (1.39)          (3.72)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.13)           (.11)           (.10)           (.08)           (.04)
   From net realized gain on investments                  --              --              --              --           (4.42)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.13)           (.11)           (.10)           (.08)          (4.46)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $       9.65    $       8.73    $       7.97    $       7.36    $       8.83
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       12.14           10.93            9.83          (15.93)         (26.74)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)          237,100         251,932         223,408         271,982         283,824
   Ratios to average net assets (%):
     Operating expenses, net                             .46             .41             .38             .46             .91
     Operating expenses, gross                           .46             .41             .56             .96            1.02
     Net investment income                              1.60            1.30            1.39            1.01             .35
   Portfolio turnover (%)                              33.64           35.70           28.15           20.50          124.98


----------
(1)  Average month-end shares outstanding were used for this calculation.

SMALL CAP FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      24.85    $      22.25    $      18.41    $      19.60    $      22.69
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                      (.03)           (.03)            .06              --(2)          .02
   Net realized and unrealized gain (loss)              6.34            2.67            3.80           (1.17)          (3.11)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       6.31            2.64            3.86           (1.17)          (3.09)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   Dividends from net investment income                   --            (.04)           (.02)           (.02)             --
   Dividends from net realized gain on
     investments                                       (1.30)             --              --              --              --
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                               (1.30)           (.04)           (.02)           (.02)             --
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      29.86    $      24.85    $      22.25    $      18.41    $      19.60
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       26.06           11.87           21.00           (5.95)         (13.61)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)          820,473         531,343         362,945         266,972         254,450
   Ratios to average net assets (%):
     Operating expenses                                 1.05            1.04            1.04            1.08            1.07
     Net investment income                              (.10)           (.13)            .34             .01             .12
   Portfolio turnover (%)                              83.81          122.11          114.42           80.16          157.27


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2)  Less than $.005 per share.

ENHANCED SMALL CAP


                                                                                PERIOD ENDED
                                                                                  AUGUST 31,
                                                                                    2005
                                                                                ------------
NET ASSET VALUE, BEGINNING OF PERIOD(1)                                         $      10.00
                                                                                ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)                                                          .02
   Net realized and unrealized gain (loss)(2)                                            .83
                                                                                ------------
     Total Income From Operations                                                        .85
                                                                                ------------
DISTRIBUTIONS:
   From net investment income                                                             --
   From net realized gain on investments                                                  --
                                                                                ------------
     Total Distributions                                                                  --
                                                                                ------------
NET ASSET VALUE, END OF PERIOD                                                  $      10.85
                                                                                ============
TOTAL RETURN (%)(3)                                                                     8.50
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                                           14,114
   Ratios to average net assets (%):(4)
     Operating expenses, net                                                             .75
     Operating expenses, gross                                                          2.73
     Net investment income                                                               .54
   Portfolio turnover (%)(3)                                                           23.80


----------

(1)  For the period March 22, 2005 (commencement of operation) to August 31,
     2005.

(2)  Average month-end shares outstanding were used for this calculation.

(3)  Periods less than one year are not annualized.

(4)  The ratios for periods less than one year are annualized.

AGGRESSIVE EQUITY FUND


                                                                       FISCAL YEARS ENDING AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       4.94    $       4.56    $       3.88    $       4.38    $      19.97
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                       .04             .03              --(2)         (.01)             --(2)
   Net realized and unrealized gain (loss)               .61             .35             .68            (.49)          (3.77)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income (Loss) From Operations                 .65             .38             .68            (.50)          (3.77)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
   From net investment income                           (.07)             --              --              --              --
   From net realized gain                                 --              --              --              --          (11.82)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.07)             --              --              --          (11.82)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $       5.52    $       4.94    $       4.56    $       3.88    $       4.38
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       13.16            8.42           17.53          (11.42)         (33.17)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           56,264          66,161          73,602          59,588          53,082
   Ratios to average net assets (%):
     Operating expenses, net                            1.10            1.10            1.10            1.10            1.10
     Operating expenses, gross                          1.31            1.14            1.24            1.11            2.48
     Net investment income (loss)                        .80             .54             .09            (.25)           (.57)
   Portfolio turnover (%)                             147.56          185.26          115.51          251.64          262.01


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2)  Less than $.005 per share.

IAM SHARES FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       8.48    $       7.80    $       7.11    $       8.85    $      11.55
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                       .16             .11             .10             .08             .08
   Net realized and unrealized gain (loss)               .76             .68             .69           (1.74)          (2.67)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                        .92             .79             .79           (1.66)          (2.59)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.14)           (.11)           (.10)           (.08)           (.09)
   From net realized gain                                 --              --              --              --            (.02)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.14)           (.11)           (.10)           (.08)           (.11)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $       9.26    $       8.48    $       7.80    $       7.11    $       8.85
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       10.95           10.18           11.26          (18.94)         (22.56)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)          185,868         167,627         152,106         139,762         176,598
   Ratios to average net assets (%):
     Operating expenses, net                             .46             .44             .42             .52             .58
     Operating expenses, gross                           .46             .44             .42             .52             .59
     Net investment income                              1.76            1.35            1.46             .97             .79
   Portfolio turnover (%)                              13.19            3.44            4.95            9.44            4.23


----------

(1)  Average month-end shares were used for this calculation.

LARGE CAP VALUE


                                                           FISCAL YEAR ENDED AUGUST 31,
                                                       -----------------------------------
                                                           2005                   2004
                                                       ------------           ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       9.73           $      10.00(1)
                                                       ------------           ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                              .12                    .03
   Net realized and unrealized gain (loss)                     1.63                   (.30)
                                                       ------------           ------------
     Total Income From Operations                              1.75                   (.27)
                                                       ------------           ------------
DISTRIBUTIONS:
   From net investment income                                  (.08)                    --
   From net realized gain on investments                         --                     --
                                                       ------------           ------------
     Total Distributions                                       (.08)                    --
                                                       ------------           ------------
NET ASSET VALUE, END OF PERIOD                         $      11.40           $       9.73
                                                       ============           ============
TOTAL RETURN (%)                                              18.05                  (2.70)(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                  15,426                 15,728
   Ratios to average net assets (%):
     Operating expenses, net                                   1.10                   1.10(4)
     Operating expenses, gross                                 1.80                   2.62(4)
     Net investment income                                     1.11                    .82(4)
   Portfolio turnover (%)                                     85.53                 143.07(3)


----------

(1)  For the period March 30, 2004 (commencement of operation) to August 31,
     2004.

(2)  Average month-end shares were used for this calculation.

(3)  Periods less than one year are not annualized.

(4)  The ratios for periods less than one year are annualized.

LARGE CAP GROWTH OPPORTUNITIES


                                                           FISCAL YEAR ENDED AUGUST 31,
                                                       -----------------------------------
                                                           2005                  2004(1)
                                                       ------------           ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       9.37           $      10.00
                                                       ------------           ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                              .05                     --(3)
   Net realized and unrealized gain (loss)                      .84                   (.63)
                                                       ------------           ------------
     Total Income From Operations                               .89                   (.63)
                                                       ------------           ------------
DISTRIBUTIONS:
   From net investment income                                  (.05)                    --
   From net realized gain on investments                         --                     --
                                                       ------------           ------------
     Total Distributions                                       (.05)                    --
                                                       ------------           ------------
NET ASSET VALUE, END OF PERIOD                         $      10.21           $       9.37
                                                       ============           ============
TOTAL RETURN (%)                                               9.51                  (6.30)(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                  18,961                 19,066
   Ratios to average net assets (%):
     Operating expenses, net                                   1.10                   1.10(5)
     Operating expenses, gross                                 1.63                   2.24(5)
     Net investment income                                      .47                   (.05)(5)
   Portfolio turnover (%)                                     77.33                 142.06(4)


----------

(1)  For the period March 30, 2004 (commencement of operation) to August 31,
     2004.

(2)  Average month-end shares outstanding were used for this calculation.

(3)  Less than $0.005 per share.

(4)  Periods less than one year are not annualized.

(5)  The ratios for periods less than one year are annualized.

DIRECTIONAL CORE EQUITY


                                                                                 FISCAL
                                                                               YEAR ENDED
                                                                               AUGUST 31,
                                                                                  2005
                                                                               ----------
NET ASSET VALUE, BEGINNING OF PERIOD(1)                                        $    10.00
                                                                               ----------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                                                    .02
   Net realized and unrealized gain (loss)                                            .61
                                                                               ----------
     Total Income From Operations                                                     .63
                                                                               ----------
DISTRIBUTIONS:
   From net investment income                                                          --
   From net realized gain on investments                                               --
                                                                               ----------
     Total Distributions                                                               --
                                                                               ----------
NET ASSET VALUE, END OF PERIOD                                                 $    10.63
                                                                               ==========
TOTAL RETURN (%)(3)                                                                  6.30
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                                         3,370
   Ratios to average net assets (%):(4)
     Operating expenses, net                                                         1.81
     Operating expenses, gross                                                       6.14
     Net investment income                                                            .48
   Portfolio turnover (%)(3)                                                        95.09


----------

(1)  For the period May 11, 2005 (commencement of operation) to August 31, 2005.

(2)  Average month-end shares outstanding were used for this calculation.

(3)  Periods less than one year are not annualized.

(4)  The ratios for periods less than one year are annualized.

TUCKERMAN ACTIVE REIT


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      14.20    $      11.45    $      10.61    $      10.24    $       9.15
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                       .34             .34             .52             .51             .48
   Net realized and unrealized gain (loss)              3.62            3.15             .84             .36            1.10
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       3.96            3.49            1.36             .87            1.58
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.34)           (.34)           (.52)           (.50)           (.49)
   From net realized gain (loss)                        (.77)           (.40)             --              --              --
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                               (1.11)           (.74)           (.52)           (.50)           (.49)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      17.05    $      14.20    $      11.45    $      10.61    $      10.24
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       28.97           31.46           13.48            8.85           17.84
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)          153,296         124,704         108,564          92,888          56,316
   Ratios to average net assets (%):
     Operating expenses, net                            1.00            1.00            1.00            1.00            1.00
     Operating expenses, gross                          1.08            1.10            1.13            1.07            1.17
     Net investment income                              2.18            2.71            5.03            4.97            5.09
   Portfolio turnover (%)                              34.88           51.86           54.97           45.66           70.59


----------
(1) Average month-end shares outstanding were used for this calculation.

EMERGING MARKETS FUND


                                                                       FISCAL YEARS ENDING AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      12.72    $      10.80    $       8.68    $       8.31    $      11.37
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income(loss)(1)                        .26             .18             .14             .09             .14
   Net realized and unrealized gain (loss)              5.09            2.00            2.01             .27           (3.13)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       5.35            2.18            2.15             .36           (2.99)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.19)           (.26)           (.03)             --            (.07)
   From net realized gain on investment                 (.41)             --              --              --              --
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.60)           (.26)           (.03)             --            (.07)
                                                ------------    ------------    ------------    ------------    ------------
   Redemption Fees added to Additional
     Paid-in Capital                                      --(2)           --(2)           --(2)          .01              --(2)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      17.47    $      12.72    $      10.80    $       8.68    $       8.31
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       43.83           20.38           24.95            4.45          (26.39)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)        1,134,727         697,893         514,069         382,343         334,217
   Ratios to average net assets (%):
     Operating expenses, net                            1.25            1.25            1.25            1.25            1.25
     Operating expenses, gross                          1.31            1.40            1.35            1.44            1.47
     Net investment income                              1.64            1.44            1.59             .98            1.48
   Portfolio turnover (%)                              52.61           64.36           88.02           92.10           49.97


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2)  Less than $.005 per share

INTERNATIONAL STOCK SELECTION FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       8.51    $       6.97    $       6.32    $       7.42    $      10.87
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                       .17             .12             .10             .08             .09
   Net realized and unrealized gain (loss)              2.05            1.55             .62           (1.14)          (2.29)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       2.22            1.67             .72           (1.06)          (2.20)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.19)           (.13)           (.07)           (.04)             --
   From net realized gain on investments                  --              --              --              --           (1.26)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.19)           (.13)           (.07)           (.04)          (1.26)
                                                ------------    ------------    ------------    ------------    ------------
   Redemption Fees added to Additional
     Paid-in Capital                                      --(2)           --(2)           --(2)           --(2)          .01
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                         10.54    $       8.51    $       6.97    $       6.32    $       7.42
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       26.53           24.19           11.55          (14.32)         (21.64)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)          268,878         124,521          99,884          71,135          78,626
   Ratios to average net assets (%):
     Operating expenses, net                            1.00            1.00            1.00            1.00            1.00
     Operating expenses, gross                          1.24            1.24            1.28            1.31            1.33
     Net investment income                              1.78            1.50            1.65            1.20            1.06
   Portfolio turnover (%)                              59.41           78.44           70.08           49.55           85.14


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2)  Less than $.005 per share.

INTERNATIONAL GROWTH OPPORTUNITIES FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       8.51    $       7.76    $       7.30    $       9.15    $      14.37
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income(1)                              .09             .07             .06             .04             .05
   Net realized and unrealized gain (loss)              1.98             .78             .44           (1.85)          (4.51)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       2.07             .85             .50           (1.81)          (4.46)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.15)           (.11)           (.04)           (.04)           (.06)
   From net realized gain                                 --              --              --              --            (.71)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.15)            .11            (.04)           (.04)           (.77)
                                                ------------    ------------    ------------    ------------    ------------
   Redemption Fees Added to Additional
     Paid-in Capital                                      --(2)          .01              --(2)          .01             .01
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      10.43    $       8.51    $       7.76    $       7.30    $       9.15
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       24.72           11.17            6.86          (19.84)         (32.28)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           54,437          59,417          75,389          95,761         111,216
   Ratios to average net assets (%):
     Operating expenses, net                            1.10            1.10            1.10            1.10            1.10
     Operating expenses, gross                          1.49            1.43            1.47            1.25            1.22
     Net investment income                               .95             .83             .92             .46             .41
   Portfolio turnover (%)                              82.02           58.46           48.92           55.35           39.14


----------
(1)  Average month-end shares outstanding were used for this calculation.


(2)  Less than $.005 per share.

LIFE SOLUTIONS INCOME AND GROWTH FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      11.43    $      10.85    $      10.21    $      10.84    $      13.21
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1),(2)                   .32             .28             .18             .30             .45
   Net realized and unrealized gain (loss)               .61             .55             .75            (.48)          (1.24)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income from Operations                        .93             .83             .93            (.18)           (.79)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.31)           (.25)           (.29)           (.45)           (.79)
   From net realized gain on investments                  --              --              --              --            (.79)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.31)           (.25)           (.29)           (.45)          (1.58)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      12.05    $      11.43    $      10.85    $      10.21    $      10.84
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                        8.28            7.74            9.38           (1.64)          (6.35)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           27,958          27,639          24,618          19,937          19,878
   Ratios to average net assets (%):
     Operating expenses, net(3),(4)                      .45             .45             .45             .45             .45
     Operating expenses, gross(3),(4)                    .68             .56             .58             .53             .59
     Net investment income(3),(4)                       2.73            2.47            1.75            2.60            3.87
   Portfolio turnover (%)                              35.40           48.39           22.46           41.96           79.47


----------
(1)  Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS BALANCED FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      11.02    $      10.28    $       9.40    $      10.25    $      14.59
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1),(2)                   .25             .20             .12             .21             .33
   Net realized and unrealized gain (loss)               .96             .73             .94            (.74)          (2.09)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income from Operations                       1.21             .93            1.06            (.53)          (1.76)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.26)           (.19)           (.18)           (.32)          (1.01)
   From net realized gain on investments                  --              --              --              --           (1.57)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.26)           (.19)           (.18)           (.32)          (2.58)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      11.97    $      11.02    $      10.28    $       9.40    $      10.25
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       11.04            9.13           11.55           (5.27)         (13.35)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           87,363          91,449          73,906          60,829          65,657
   Ratios to average net assets (%):
     Operating expenses(3),(4)                           .33             .29             .29             .31             .28
     Net investment income(3),(4)                       2.17            1.83            1.27            1.81            2.84
   Portfolio turnover (%)                              31.87           45.82           26.12           36.01          102.02


----------
(1)  Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of twenty-two basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

LIFE SOLUTIONS GROWTH FUND


                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                    2005            2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.53    $       9.67    $       8.59    $       9.63    $      15.73
                                                ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1),(2)                   .15             .10             .05             .11             .16
   Net realized and unrealized gain (loss)              1.26             .89            1.10           (1.01)          (2.94)
                                                ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                       1.41             .99            1.15            (.90)          (2.78)
                                                ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                           (.16)           (.13)           (.07)           (.14)          (1.12)
   From net realized gain on investments                  --              --              --              --           (2.20)
                                                ------------    ------------    ------------    ------------    ------------
     Total Distributions                                (.16)           (.13)           (.07)           (.14)          (3.32)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $      11.78    $      10.53    $       9.67    $       8.59    $       9.63
                                                ============    ============    ============    ============    ============
TOTAL RETURN (%)                                       13.44           10.27           13.56           (9.40)         (20.16)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           48,399          47,687          41,446          32,910          38,518
   Ratios to average net assets (%):
     Operating expenses net(3),(4)                       .45             .39             .42             .38             .35
     Operating expenses gross(3),(4)                     .47             .39             .42             .38             .35
     Net investment income(3),(4)                       1.34             .96             .54             .73            1.41
   Portfolio turnover (%)                              25.40           54.73           21.85           40.17          111.13


----------
(1)  Average month-end shares outstanding were used for this calculation.

(2) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(3) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(4) During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of forty-seven basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended August 31, 2002 without the reduction.

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) for each fund includes additional information about the SSgA Funds. Each SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of each fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. The SAI, annual or semi-annual report are available upon request at no charge. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                                 CLASS R SHARES

                      BOND MARKET             INTERNATIONAL STOCK SELECTION

                  CORE OPPORTUNITIES        LIFE SOLUTIONS INCOME AND GROWTH

                       SMALL CAP                 LIFE SOLUTIONS BALANCED

                   AGGRESSIVE EQUITY              LIFE SOLUTIONS GROWTH

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Class R Shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this prospectus as a "Financial Intermediary". This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                               3
   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES                            3
   PRINCIPAL RISKS                                                                      6
   RISK AND RETURN                                                                      9
   PORTFOLIO HOLDINGS                                                                  16
FEES AND EXPENSES OF THE FUNDS                                                         16
MANAGEMENT OF THE FUNDS                                                                18
   PORTFOLIO MANAGEMENT                                                                18
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS                  20
   TEMPORARY DEFENSIVE POSITION                                                        26
SHAREHOLDER INFORMATION                                                                26
   PURCHASE AND REDEMPTION OF SHARES                                                   26
   MARKET TIMING/EXCESSIVE TRADING                                                     28
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                        29
   PRICING OF FUND SHARES                                                              29
   DIVIDENDS AND DISTRIBUTIONS                                                         30
   TAXES                                                                               30
FINANCIAL HIGHLIGHTS                                                                   32
   BOND MARKET FUND                                                                    32
   CORE OPPORTUNITIES FUND                                                             33
   SMALL CAP FUND                                                                      34
   AGGRESSIVE EQUITY FUND                                                              35
   INTERNATIONAL STOCK SELECTION FUND                                                  36
   LIFE SOLUTIONS INCOME AND GROWTH FUND                                               37
   LIFE SOLUTIONS BALANCED FUND                                                        38
   LIFE SOLUTIONS GROWTH FUND                                                          39
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                        Back Cover

                   INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Funds) offers Class R Shares of the following separate funds. All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act):

-  SSgA Bond Market Fund (Bond Market Fund)
-  SSgA Core Opportunities Fund (Core Opportunities Fund)
-  SSgA Small Cap Fund (Small Cap Fund)
-  SSgA Aggressive Equity Fund (Aggressive Equity Fund)
-  SSgA International Stock Selection Fund (International Stock Selection Fund)
-  SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)
-  SSgA Life Solutions Balanced Fund (Balanced Fund)
-  SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the SSgA Funds (Board of Trustees or board) without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor. The principal risks associated with investing in each fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to manage the fund's duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.


The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Asset-backed securities; cash sweep; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit/default swaps, total return swaps and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; options on securities and securities indices; portfolio duration; repurchase agreements; securities lending; Treasury inflation-protected securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.


CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and option on futures, government securities, IPO holding, options on securities and securities indices, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, market, medium capitalization securities, and sector.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $58 million to $3.4 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indices, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $58 million to $381 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, depositary receipts, futures contracts and options on futures, IPO trading, options on securities and securities indices, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indices, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, market, quantitative strategy, small capitalization securities, and value stocks.

LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the SSgA Funds' portfolios (the Underlying Funds). This arrangement is referred to as a "fund of funds." These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

LIFE SOLUTIONS FUND   CAPITAL APPRECIATION   INCOME   VOLATILITY
-------------------   --------------------   ------   ----------
Income and Growth     Low                    High     Low
Balanced              Medium                 Medium   Medium
Growth                High                   Low      High

Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2005. Generally, re-allocation occurs on a monthly basis or more frequently at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

                                                                  INCOME AND
           ASSET CLASS/UNDERLYING FUND                              GROWTH                   BALANCED                  GROWTH
-------------------------------------------------               --------------             ------------             ------------
Range of Total Equities                                             20-60%                    40-80%                  60-100%


                                                                                   LIFE SOLUTIONS FUNDS
                                                                            WEIGHTINGS IN EACH UNDERLYING FUND
                                                                      AS OF AUGUST 31, 2005 (% OF TOTAL INVESTMENTS)
US EQUITIES
   S&P 500 Index Fund                                                8.6                      11.7                    14.7
   Aggressive Equity Fund                                           14.1                      20.2                    26.3
   Large Cap Value Fund                                              6.1                       9.1                    12.1
   Large Cap Growth Opportunities Fund                               8.1                      11.1                    14.2
INTERNATIONAL EQUITIES(1)                                           0-15%                     0-20%                   0-25%
   International Stock Selection Fund                                6.1                      11.1                    16.2
   International Growth Opportunities Fund                           1.5                       1.5                     1.5
Range of Bonds                                                     40-80%                    20-60%                   0-40%
   Bond Market Fund                                                 52.6                      32.3                    12.1
Range of Short-Term Assets                                          0-20%                     0-20%                   0-20%
   Money Market Fund                                                 2.9                       3.0                     2.9


----------
(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

AFFILIATED PERSONS. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENTS IN THE UNDERLYING FUNDS. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in the SSgA Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts "true-up" their obligations to one another require. To the extent that the fund ever employs derivatives in its portfolio, this "mark to market" process may result in the fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position or that the fund hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the fund avoids the use of leverage with respect to such derivatives.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

EXTENSION RISK. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

FOREIGN CURRENCY RISK. A fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN SECURITIES RISK. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as:
(1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

FUNDAMENTAL STRATEGY RISK. Some funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.


MORTGAGE-BACKED ROLL RISK. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.

REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

RISK AND RETURN

Because the Class R Shares are new and have not completed a full calendar year's operations, performance information is not included in this prospectus. To obtain performance information for the funds when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com. The Class R Shares Funds began operating on May 14, 2004.

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares. The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[CHART]

                       ANNUAL TOTAL RETURNS - BOND MARKET

1997      8.93%
1998      8.36%
1999     -1.33%
2000     10.82%
2001      7.83%
2002     10.00%
2003      3.66%
2004      4.03%


Best Quarter -- September 30, 2002:   4.80%
Worst Quarter -- June 30, 2004:      (2.50)%
Year-to-Date -- September 30, 2005:   1.51%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


BOND MARKET FUND                 1 YEAR    5 YEARS    INCEPTION*
                                 ------    -------    ----------
Return Before Taxes               4.03%      7.23%         6.06%
Return After Taxes on
   Distributions                  2.25%      5.07%         3.79%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            2.74%      4.88%         3.77%

Lehman Brothers(R)
   Aggregate Bond Index           4.34%      7.71%         6.61%


* The fund began operating on February 7, 1996. The returns would have been lower without the contractual expense reimbursement.

                                  30-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                       CURRENT
                                                       -------
Bond Market Fund                                          3.65%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                    ANNUAL TOTAL RETURNS - CORE OPPORTUNITIES

1995     28.62%
1996     21.43%
1997     37.64%
1998     34.74%
1999     20.87%
2000     -5.79%
2001     -9.61%
2002    -24.48%
2003     21.67%
2004      4.80%


Best Quarter -- December 31, 1998:   23.77%
Worst Quarter -- June 30, 2002:     (15.67)%
Year-to-Date -- September 30, 2005:   3.84%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


CORE OPPORTUNITIES FUND          1 YEAR    5 YEARS   10 YEARS*
                                 ------    -------   ---------
Return Before Taxes               4.80%    (3.89)%      11.12%
Return After Taxes on
   Distributions                  4.55%    (4.19)%      10.08%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            3.11%    (3.36)%       9.48%

S&P 500(R) Index                 10.88%    (2.30)%      12.07%


* The fund began operating on September 1, 1993 (formerly known as the SSgA Growth and Income Fund). The returns would have been lower without the contractual expense reimbursement.

[CHART]

                        ANNUAL TOTAL RETURNS - SMALL CAP

1995     41.83%
1996     28.79%
1997     23.60%
1998     -7.55%
1999      3.58%
2000      4.50%
2001     -0.92%
2002    -15.02%
2003     42.89%
2004     20.01%


Best Quarter -- December 31, 1998:    19.66%
Worst Quarter -- September 30, 1998: (27.21)%
Year-to-Date -- September 30, 2005:    3.68%


A portion of the fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

SMALL CAP FUND                   1 YEAR    5 YEARS    10 YEARS
                                 ------    -------    --------
Return Before Taxes              20.01%      8.57%      12.55%
Return After Taxes on
   Distributions                 19.02%      8.36%      11.83%
Return After Taxes on
   Distributions and
   Sale of Fund Shares           13.87%      7.38%      10.83%

Russell 2000(R) Index            18.33%      6.61%      11.54%

[CHART]

                    ANNUAL TOTAL RETURNS - AGGRESSIVE EQUITY

1999    120.79%
2000     -2.57%
2001    -19.63%
2002    -12.09%
2003     33.96%
2004     11.08%


Best Quarter -- December 31, 1999:     69.94%
Worst Quarter -- September 30, 2001:  (19.64)%
Year-to-Date -- September 30, 2005:     0.18%


A material portion of the fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


AGGRESSIVE EQUITY FUND           1 YEAR    5 YEARS    INCEPTION*
                                 ------    -------    ----------
Return Before Taxes              11.08%      0.48%        15.04%
Return After Taxes on
   Distributions                 10.59%     (6.60)%        5.78%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            7.18%     (3.68)%        7.29%

Russell 3000(R) Index            11.95%     (1.16)%        2.27%


* The fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

** Index inception return contains the first full calendar month.

[CHART]

              ANNUAL TOTAL RETURNS - INTERNATIONAL STOCK SELECTION

1996      3.92%
1997    -10.10%
1998     13.54%
1999     32.53%
2000    -16.33%
2001    -20.46%
2002    -13.70%
2003     42.89%
2004     21.05%


Best Quarter -- June 30, 2003:         19.89%
Worst Quarter -- September 30, 2002:  (18.36)%
Year-to-Date -- September 30, 2005:    11.35%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


INTERNATIONAL STOCK SELECTION FUND         1 YEAR    5 YEARS    INCEPTION*
                                           ------    -------    ----------
Return Before Taxes                        21.05%    (0.13)%         4.71%
Return After Taxes on
   Distributions                           20.41%    (0.99)%         3.28%
Return After Taxes on
   Distributions and
   Sale of Fund Shares                     13.86%    (0.50)%         3.24%

MSCI(R) EAFE(R)
   Net Dividend Index                      20.25%    (1.13)%         6.17%


* The fund began operating on March 7, 1995 (formerly known as SSgA Active International Fund). The returns would have been lower without the contractual expense reimbursement.

[CHART]

             ANNUAL TOTAL RETURNS - LIFE SOLUTIONS INCOME AND GROWTH

1998    11.02%
1999     7.40%
2000     1.89%
2001    -3.52%
2002    -1.83%
2003    17.01%
2004     6.88%


Best Quarter -- June 30, 2003:        10.08%
Worst Quarter -- September 30, 2001:  (5.80)%
Year-to-Date -- September 30, 2005:    2.20%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500(R) Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


LIFE SOLUTIONS INCOME AND
GROWTH FUND                      1 YEAR    5 YEARS    INCEPTION*
                                 ------    -------    ----------
Return Before Taxes               6.88%     3.87%          5.67%
Return After Taxes on
   Distributions                  5.90%     2.13%          3.43%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            4.47%     2.27%          3.54%

S&P 500(R) Index                 10.88%    (2.30)%         5.85%
Russell 3000(R) Index            11.95%    (1.16)%         6.32%
Lehman Brothers(R)
   Aggregate Bond Index           4.34%     7.71%          7.01%
MSCI(R) EAFE(R) Index            20.70%    (0.80)%         4.06%
Composite Market Index**          7.82%     4.49%          7.04%


* The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

** Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

[CHART]

                 ANNUAL TOTAL RETURNS - LIFE SOLUTIONS BALANCED

1998    12.30%
1999    12.83%
2000    -2.20%
2001    -7.81%
2002    -6.26%
2003    23.17%
2004     8.73%


Best Quarter -- June 30, 2003:        13.37%
Worst Quarter -- September 30, 2002:  (9.74)%
Year-to-Date -- September 30, 2005:    2.90%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


LIFE SOLUTIONS BALANCED FUND     1 YEAR    5 YEARS    INCEPTION*
                                 ------    -------    ----------
Return Before Taxes               8.73%     2.55%          5.57%
Return After Taxes on
   Distributions                  7.90%     0.72%          3.19%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            5.66%     1.16%          3.44%

S&P 500(R) Index                 10.88%    (2.30)%         5.85%
Russell 3000(R) Index            11.95%    (1.16)%         6.32%
Lehman Brothers(R).
   Aggregate Bond Index           4.34%     7.71%          7.01%
MSCI(R) EAFE(R) Index            20.70%    (0.80)%         4.06%
Composite Market Index**          9.77%     2.74%          6.80%


*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

[CHART]

                  ANNUAL TOTAL RETURNS - LIFE SOLUTIONS GROWTH

1998     13.76%
1999     18.25%
2000     -6.43%
2001    -12.54%
2002    -10.98%
2003     29.33%
2004     10.30%


Best Quarter -- June 30, 2003:         16.69%
Worst Quarter -- September 30, 2002:  (13.96)%
Year-to-Date -- September 30, 2005:     3.38%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


LIFE SOLUTIONS GROWTH FUND       1 YEAR    5 YEARS    INCEPTION*
                                 ------    -------    ----------
Return Before Taxes              10.30%     0.87%          5.21%
Return After Taxes on
   Distributions                  9.77%    (0.86%)         2.81%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            6.69%    (0.14)%         3.19%

S&P 500(R) Index                 10.88%    (2.30)%         5.85%
Russell 3000(R) Index            11.95%    (1.16)%         6.32%
Lehman Brothers(R).
   Aggregate Bond Index           4.34%     7.71%          7.01%
MSCI(R) EAFE(R) Index            20.70%    (0.80)%         4.06%
Composite Market Index**         11.72%     0.90%          6.44%


*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
            Maximum Sales Charge (Load) Imposed on Purchases                    None
            Maximum Deferred Sales Charge (Load)                                None
            Maximum Sales Charge (Load) Imposed on Reinvested Dividends
               or Other Distributions                                           None
            Redemption Fee (All Funds except International Stock Selection)     None
            Redemption Fee (International Stock Selection Fund)*                   2%
            Exchange Fee                                                        None
            Maximum Account Fee                                                 None

----------
  * Redemptions (including exchanges) of shares of the International Stock Selection Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Purchase and Redemption of Shares."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                  BOND          CORE            SMALL    AGGRESSIVE       INTERNATIONAL
                                                 MARKET     OPPORTUNITIES        CAP       EQUITY        STOCK SELECTION
                                                 ------     -------------       -----    ----------      ---------------
Management Fee                                      .30%              .75%        .75%          .75%                 .75%
Distribution and Service (12b-1) Fees(1)            .58%              .66%        .69%          .63%                 .68%
Other Expenses                                      .19%              .18%        .10%          .43%                 .39%
Total Annual Fund Operating Expenses               1.07%             1.59%       1.54%         1.81%                1.82%
Less Contractual Management Fee Reimbursement      (.07)%(2)         (.03)%(3)     --          (.21)%(3)            (.24)%(3)
Net Annual Fund Operating Expenses(4)              1.00%             1.56%       1.54%         1.60%                1.58%


----------

   (1) The Distributor has contractually agreed to waive, at least until December 31, 2006, up to .70% of the average daily net assets on an annual basis, of the distribution and shareholder servicing fee under the circumstances described in footnote 4 below. Without the waiver, the distribution and shareholder servicing fee of the Bond Market and Aggressive Equity Funds would be .70% and .68%, respectively.


   (2) The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.00% until December 31, 2006.

   (3) The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.60% until December 31, 2006.

   (4) If the total expenses of both the Institutional and Class R Shares are above their respective caps, then the Advisor will waive the Management Fee for both the Institutional and Class R Shares in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Shares. If thereafter the total expenses for the Class R Shares remain above the cap in effect for the Class R Shares, then the Distributor will waive up to 70 basis points of the Distribution and Service (12b-1) Fee to further reduce the total expenses of the Class R Shares to the level of the cap. If after waiving the full 70 basis points the total expenses of the Class R Shares remain above the cap, then the Advisor will reimburse the Class R Shares for all expenses to the level of the cap.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                 LIFE SOLUTIONS           LIFE SOLUTIONS      LIFE SOLUTIONS
                                                             INCOME AND GROWTH FUND        BALANCED FUND        GROWTH FUND
                                                             ----------------------       --------------      --------------
Management Fee                                                         .00%                      .00%               .00%
Distribution and Service (12b-1) Fees                                  .53%                      .61%               .53%
Other Expenses                                                         .44%                      .20%               .23%
                                                                    ------                    ------             ------
Total Annual Fund Operating Expenses                                   .97%                      .81%               .76%
Less Contractual Management Fee Reimbursement                         (.23)%                      --               (.02)%
                                                                    ------                    ------             ------
Net Annual Fund Operating Expenses                                     .74%                      .81%               .74%
                                                                    ======                    ======             ======
Average Indirect Expenses Before Waivers and
   Reimbursements on Underlying Funds                                  .85%                      .99%              1.12%
Average Indirect Expenses After Waivers and
   Reimbursements on Underlying Funds                                  .68%                      .76%               .85%
Net Annual Fund Operating Expenses (Including
   Indirect Expenses) Before Waivers and
   Reimbursements of Underlying Funds                                 1.59%                     1.80%              1.86%
Net Annual Fund Operating Expenses (Including
   Indirect Expenses) After Waivers and
   Reimbursements of Underlying Funds                                 1.42%                     1.57%              1.59%


Shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:


                                                                             AVERAGE INDIRECT EXPENSE RATIOS BEFORE AND
                                                                                  AFTER FEE WAIVER AND/OR EXPENSE
                                                                                           REIMBURSEMENT (%)
                                                                             ------------------------------------------
        LIFE SOLUTIONS FUND                                                           BEFORE              AFTER
        -------------------                                                           ------              -----
     Income and Growth Fund                                                              .85                .68
     Balanced Fund                                                                       .99                .76
     Growth Fund                                                                        1.12                .85


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


FUND                                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
----                                            --------   --------   --------   --------
Bond Market                                     $    102   $    358   $    632   $  1,402
                                                ========   ========   ========   ========
Core Opportunities                              $    159   $    499   $    863   $  1,887
                                                ========   ========   ========   ========
Small Cap                                       $    157   $    486   $    839   $  1,834
                                                ========   ========   ========   ========
Aggressive Equity                               $    163   $    564   $    990   $  2,178
                                                ========   ========   ========   ========
International Stock Selection(1)                $    161   $    549   $    963   $  2,118
                                                ========   ========   ========   ========
Life Solutions Income and Growth                $    145   $    534   $    948   $  2,104
                                                ========   ========   ========   ========
Life Solutions Balanced                         $    160   $    544   $    953   $  2,097
                                                ========   ========   ========   ========
Life Solutions Growth                           $    162   $    563   $    989   $  2,177
                                                ========   ========   ========   ========


----------
   (1) The 2% redemption fee on the International Stock Selection Fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds.


                                       ANNUAL MANAGEMENT FEES
                                  (% OF AVERAGE DAILY NET ASSETS):
                                 ----------------------------------
                                    MANAGEMENT        MANAGEMENT
                                    FEE BEFORE        FEE AFTER
                                    WAIVERS OR        WAIVERS OR
                                       REIM-             REIM-
FUND                              BURSEMENTS (%)    BURSEMENTS (%)
----                              --------------    --------------
Bond Market                            0.30             0.23
Core Opportunities                     0.75             0.72
Small Cap                              0.75             0.75
Aggressive Equity                      0.75             0.54
International Stock Selection          0.75             0.51


The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the fund.

BOND MARKET FUND. The SSgA Bond Market Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- SUSAN REIGEL, CFA. Susan is a Principal of SSgA and SSgA FM. She joined the firm in 1997 and is a member of the SSgA North America Fixed Income Team. Susan is responsible for managing the team's active U.S. bond exposure. Susan holds an MBA in Finance from Florida State University and a BS in Mathematics from Florida State University. She is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.


- ROBERT PICKETT, CFA. Bob is a Principal of SSgA and SSgA FM. He joined the firm in 1994 and is a member of the SSgA North America Fixed Income Team. Bob is responsible for managing the team's active U.S. bond exposure. Bob holds a Bachelor of Science degree in

   Economics and Quantitative Methods from Babson College and a Master of Science in Finance from Bentley College and is a member of both the Boston Security Analysts' Society and CFA Institute.

- CARLOS COUTINHO. Carlos is a Principal of SSgA and SSgA FM. He joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. Carlos is responsible for managing the team's active U.S. bond exposure. Carlos earned a Masters in Business Administration from Boston College with a concentration in Finance and Bachelor of Arts in Mathematics from Boston College, and is currently pursuing his CFA designation.

CORE OPPORTUNITIES FUND. The SSgA Core Opportunities Fund is managed by the SSgA Global Fundamental Strategy Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:


- BILL PAGE. Bill is a Principal of SSgA and SSgA FM. Bill joined the firm in 1998 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S. Large Cap Core and Socially Responsible Equity Strategies. Bill earned a Bachelors degree in Economics from Boston University and an MBA from the F.W. Olin School of Business at Babson College.

- CHRIS SUNDERLAND. Chris Sunderland is a Principal of SSgA and SSgA FM. Chris joined the firm in 1990 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S. Large Cap Core and Socially Responsible Equity Strategies. Chris graduated from Babson College with a BS in finance and received his MBA from the F.W. Olin School of Business at Babson College. He is a member of The Boston Security Analysts Society and CFA Institute.

- ROB UEK, CPA, CFA. Robert J. Uek is a Principal of SSgA and SSgA FM. Rob joined the firm in 2004 and is a member of the US Large Cap Equity Team. Prior to joining SSgA, Rob was with John Hancock Advisers for over eight years as a portfolio manager of its US large cap team. Rob is responsible for managing various U.S. Equity Strategies and for analyzing equity securities in the financial services and consumer discretionary sectors. Rob earned a Bachelors degree in economics from Boston College and a Masters degree in Accounting from Northeastern University.


- KEN KUBEC. Ken is a Principal of SSgA and SSgA FM. Ken joined the firm in 2003 and is a member of the firm's Global Fundamental Strategies U.S. Large Cap Equity Team which manages U.S. Large Cap Growth, U.S Large Cap Core and Socially Responsible Equity Strategies. Ken earned a Bachelor of Arts degree from Colgate University.


SMALL CAP AND AGGRESSIVE EQUITY FUNDS. These funds are managed by the SSgA US Active Equity Quantitative Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- BRIAN SHANNAHAN, CFA. Brian is a Principal of SSgA and SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).


- NICK DEPEYSTER, CFA. Nick is a Principal of SSgA and SSgA FM. Nick joined the firm in 2004 and is a member of the firm's US Active Quantitative Equity Team. Prior to joining SSgA, he managed investment portfolios for Morley Fund Management and Assurance. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Nick holds a B.A. in Classics from Princeton University and an M.B.A. in Finance from New York University.

- MIKE ARONE, CFA. Mike is a Principal of SSgA and SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

- ANNA MITELMAN LESTER, CFA. Anna is a Principal of SSgA and SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

- JIM JOHNSON, CFA. Jim is a Principal of SSgA and SSgA FM. Jim joined the firm in 2005 and is a member of the U.S. Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.


INTERNATIONAL STOCK SELECTION FUND. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

- ALEX LAI , CFA. Alex is a Principal of SSgA and SSgA FM. He joined the firm in 2003 and is a member of the Global Active Equity Team. Prior to joining the firm, Alex was an investment banking analyst with Lehman Brothers in Hong Kong. Alex received his BA from Ross School of Business at University of Michigan.

- DIDIER ROSENFELD, CFA. Didier is a Principal of SSgA and SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Didier received his MBA from Northeastern University and a Masters in Management with honors from Rheims Graduate School of Management.


- PAUL MOGHTADER, CFA. Paul is a Principal of SSgA and SSgA FM. He joined the firm in 1998 and is the head of the Global Active Equity Team. Paul holds an MBA from the JL Kellogg Graduate School of Management at Northwestern University and a BA in Economics from Macalester College.

- CRAIG SCHOLL, CFA. Craig is a Principal of SSgA and SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Craig received a Bachelor of Science degree in Finance and Television Production from Syracuse University.


LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- ALI LOWE. Alistair is a senior Principal of SSgA and SSgA FM. He joined the firm in 1996 and is the head of the Global Asset Allocation Team. Alistair has been working in the investment management field since 1985. Alistair completed an undergraduate degree in Economics and a postgraduate degree in Computer Science at Cambridge University (Churchill College), U.K.

- MICHAEL MARTEL. Mike is a Principal of SSgA and SSgA FM. He joined the firm in 1994 and is a member of the Global Asset Allocation Team. Mike holds a BA in Economics from the College of the Holy Cross and Masters degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

- CHARLES MCGINN. Chuck is a Principal of SSgA and SSgA FM. He joined SSgA in 1988 and is a member of the Global Asset Allocation team. Chuck earned a BS from Salem State College and is a Level II candidate for the CFA.

- ROB GUILIANO. Rob is a Principal of SSgA and SSgA FM. He joined the firm in 1997 and is a member of the Global Asset Allocation team. His responsibilities include portfolio management of both tactical and strategic asset allocation strategies. Rob earned an MBA from Boston University with a concentration in Finance and a BS in Mechanical Engineering from Rensselaer Polytechnic Institute with a minor in Economics.

- DANIEL FARLEY, CFA. Dan is a Principal of SSgA and SSgA FM. He joined SSgA in 1992 and is a member of the Global Asset Allocation team. Dan holds a BS from Stonehill College and an MBA from Bentley College.

      ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS

The investment objective of each fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the fund's shareholders. A nonfundamental investment objective may be changed by the fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any fund's investment objective.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income
(GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

FOREIGN GOVERNMENT SECURITIES. Foreign (non-US) government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

- IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

- IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

INTEREST RATE SWAPS, CREDIT/DEFAULT SWAPS, TOTAL RETURN SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit/default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit/default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit/default swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment grade securities include securities rated Baa by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

MORTGAGE-BACKED ROLLS. In a forward roll transaction, a fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.


MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.


OPTIONS ON SECURITIES AND SECURITIES INDICES. The funds may write and purchase covered put and call options on securities in which they may directly invest. Option transactions of a fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, a fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

Funds may purchase or sell options on securities indices that are comprised of securities in which a fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

PORTFOLIO DURATION. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Bond Market Fund's duration corresponds to the LBAB Index's duration.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with

75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

TREASURY INFLATION-PROTECTED SECURITIES. The fund may invest in Inflation-Protected Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the Funds (other than the Life Solutions Funds) may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective. In addition, with respect to the High Yield Bond Fund, when using this strategy the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well.

LIFE SOLUTIONS FUNDS. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a fund may not achieve its investment objective.

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class R Shares of the SSgA Funds (collectively referred to as the Funds) may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the Funds' behalf. The Funds reserve the right to reject any purchase order.

- If you have questions about SSgA Funds or the Class R Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

- If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the Funds' shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the Funds' Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.


EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. Exchanges of shares of the International Stock Selection Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. For more information, please refer to the section called "Redemption Fee." The Funds are not intended for excessive trading or market timing. Excessive trading disrupts portfolio management and drives fund expenses higher. Although the SSgA Funds make every effort to maintain the exchange privilege, the Funds reserve the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).


Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

-  Be sure to read that fund's prospectus.

-  You must meet the minimum investment amount, if any, of each fund.

- The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the Funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemption proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the SSgA International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond and Directional Core Equity Funds (each a "redemption fee fund") executed within 60 days of the date of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the applicable redemption fee fund. For shares of a redemption fee fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.

The redemption fee may be waived or otherwise not assessed in the following circumstances:


- Redemptions due to death or post-purchase disability of: (i) any registered shareholder on an account; or (ii) the settlor of a living trust which is the registered shareholder of an account, with respect to shares purchased before death or disability;


- Redemptions of shares used to pay deductible medical expenses incurred after the shares were purchased;

- Redemptions of shares to fund payments required under a qualified domestic relations order issued after the purchase of the shares;

- Redemptions to ease post-purchase financial hardship of any registered shareholder;

- Redemptions pursuant to an automatic non-discretionary rebalancing program or a wrap-fee or similar program or a systematic withdrawal plan established with the SSgA Funds or a financial intermediary;

- Redemptions involving participants in employer-sponsored retirement plans, attributable to the following: (1) participant withdrawals due to mandatory distributions, rollovers and financial hardships; (2) a participant leaving his or her job; (3) shares sold by the plan administrator to repay a plan loan to a participant; (4) shares acquired or sold for a participant's account in connection with an automatic rebalancing of the participant's account, (5) plan sponsor directed or initiated actions such as the removal of a redemption fee fund from a plan or redemptions associated with changes in service providers, (6) shares transferred to the record name of a successor service provider to a plan; or (7) redemptions for the purpose of returning excess contributions by the employer;

- Redemptions of shares acquired through reinvestment of dividends and other distributions;


-  Redemptions for the purpose of return of excess contribution to IRA accounts;

- Redemptions initiated by a redemption fee fund or a financial intermediary (e.g., a redemption for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a redemption fee fund);

- Redemptions of shares of a redemption fee fund held by the SSgA Life Solutions Funds.


It shall be the responsibility of the shareholder to request a waiver and to provide sufficient evidence to the SSgA Funds or their agents that the requested waiver is warranted. Decisions regarding requested redemption fee waivers shall be made by the SSgA Funds and their agents in accordance with the terms and provisions of the foregoing redemption fee policy.

Shareholders who hold shares through an intermediary with an omnibus account arrangement (such as 401(k) plans and broker-dealer sponsored programs) are generally subject to the redemption fee. However, the ability of the SSgA Funds or their agents to assess a redemption fee on a redemption or exchange by the underlying shareholder of an omnibus account maintained by an intermediary is limited to the extent that individual shareholder's account information is maintained by the intermediary and not by the Funds. While the SSgA Funds and their agents notify all intermediaries with omnibus account arrangements of the Funds' redemption fee policy, some intermediaries are unable or unwilling to assess redemption fees in accordance with that policy and some intermediaries may impose redemption fees in circumstances that differ from those described above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Funds' policy. If you hold your shares of a redemption fee fund through an intermediary that maintains an omnibus account arrangement, you should check with a representative of the intermediary to determine the circumstances in which the redemption fee would be applied upon the redemption of shares of a redemption fee fund by your account.


MARKET TIMING/EXCESSIVE TRADING


The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) the SSgA Funds impose a redemption fee on short-term transactions in certain funds; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' redemption fee and pricing policies, please refer to the prospectus sections entitled "Redemption Fee" and "Pricing of Fund Shares."


Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in the financial intermediary accounts or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by a financial intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy.
The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by financial intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in financial intermediary accounts.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.70% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .65% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. Each fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class R Shares are offered without imposition of a front-end sales load or contingent deferred sales load. Class R Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class R Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.

PRICING OF FUND SHARES

The Class R Shares Funds determine the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

- US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

- US over-the-counter equities: Official closing price; last bid price if no closing price;

- Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

-  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

- Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

-  Futures: Settlement price.


If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.


Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

                           DIVIDENDS
        FUND                DECLARED        DIVIDENDS PAID
        ----                --------        --------------
Bond Market                Quarterly          Quarterly
Core Opportunities         Quarterly          Quarterly
Aggressive Equity          Annually           Annually
Small Cap                  Annually           Annually
International Stock
   Selection               Annually           Annually
Life Solutions
   Income and Growth       Annually           Annually
Life Solutions
   Balanced                Annually           Annually
Life Solutions Growth      Annually           Annually

The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions Funds receive capital gain distributions from the Underlying Funds. Capital gain distributions may be expected to vary considerably from time to time.

Your distributions will be reinvested in additional fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan.

TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and their shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning
30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a Financial Intermediary, that entity will provide this information to you. The SSgA Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


BOND MARKET FUND


                                                        FISCAL YEAR ENDED AUGUST 31,
                                                     ---------------------------------
                                                          2005              2004(1)
                                                     -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $       10.41       $       10.07
                                                     -------------       -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                             .40                 .15
   Net realized and unrealized gain (loss)                    (.04)                .27
                                                     -------------       -------------
     Total Income (Loss) From Operations                       .36                 .42
                                                     -------------       -------------
DISTRIBUTIONS:
   From net investment income                                 (.42)               (.08)
   From net realized gain on investments                      (.14)                 --
                                                     -------------       -------------
     Total Distributions                                      (.56)               (.08)
                                                     -------------       -------------
NET ASSET VALUE, END OF PERIOD                       $       10.21       $       10.41
                                                     =============       =============
TOTAL RETURN (%)                                              3.55                4.18(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                     11                  10
   Ratios to average net assets (%):
OPERATING EXPENSES, NET                                        .46                 .45(4)
OPERATING EXPENSES, GROSS                                      .52                 .48(4)
NET INVESTMENT INCOME                                         3.99                5.00(4)
PORTFOLIO TURNOVER (%)                                      356.99              573.61(3)


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.


(3)  Periods less than one year are not annualized.

(4)  The ratios for the periods less than one year are annualized.

CORE OPPORTUNITIES FUND


                                                        FISCAL YEAR ENDED AUGUST 31,
                                                     ---------------------------------
                                                          2005              2004(1)
                                                     -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $       17.38       $       17.77
                                                     -------------       -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                             .02                 .02
   Net realized and unrealized gain (loss)                    2.10                (.41)
                                                     -------------       -------------
     Total Income From Operations                             2.12                (.39)
                                                     -------------       -------------
DISTRIBUTIONS:
   From net investment income                                 (.15)                 --
   From net realized gain on investments                        --                  --
                                                     -------------       -------------
     Total Distributions                                      (.15)                 --
                                                     -------------       -------------
NET ASSET VALUE, END OF PERIOD                       $       19.35       $       17.38
                                                     =============       =============
TOTAL RETURN (%)                                             12.21               (2.18)(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                    116                  10
   Ratios to average net assets (%):
     Operating expenses, net                                  1.60                 .91(4)
     Operating expenses, gross                                1.66                 .91(4)
     Net investment income                                     .08                 .31(4)
     Portfolio turnover (%)                                  58.97               57.31(3)


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.


(3)  Periods less than one year are not annualized.

(4)  The ratios for the periods less than one year are annualized.

SMALL CAP FUND


                                                        FISCAL YEAR ENDED AUGUST 31,
                                                     ---------------------------------
                                                          2005              2004(1)
                                                     -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $       24.86       $       24.48
                                                     -------------       -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                            (.15)                 --(3)
   Net realized and unrealized gain (loss)                    6.39                 .38
                                                     -------------       -------------
     Total Income From Operations                             6.24                 .38
                                                     -------------       -------------
DISTRIBUTIONS:
   From net investment income                                   --                  --
   From net realized gain on investments                     (1.30)                 --
                                                     -------------       -------------
     Total Distributions                                     (1.30)                 --
                                                     -------------       -------------
NET ASSET VALUE, END OF PERIOD                       $       29.80       $       24.86
                                                     =============       =============
TOTAL RETURN (%)                                             25.75                1.55(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                    481                  10
     Ratios to average net assets (%):
     Operating expenses                                       1.54                 .90(5)
     Net investment income                                    (.52)               (.06)(5)
   Portfolio turnover (%)                                    83.81              122.11(4)


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.

(3)  Less than $0.005 per share.


(4)  Periods less than one year are not annualized.

(5)  The ratios for periods less than one year are annualized.

AGGRESSIVE EQUITY FUND


                                                       FISCAL YEAR ENDING AUGUST 31,
                                                     ---------------------------------
                                                          2005              2004(1)
                                                     -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $        4.94       $        4.90
                                                     -------------       -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                              --                 .01
   Net realized and unrealized gain (loss)                     .63                 .03
                                                     -------------       -------------
     Total Income (Loss) From Operations                       .63                 .04
                                                     -------------       -------------
DISTRIBUTIONS
   Dividends from net investment income                       (.07)                 --
   Dividends from net realized gain                             --                  --
                                                     -------------       -------------
     Total Distributions                                      (.07)                 --
                                                     -------------       -------------
NET ASSET VALUE, END OF PERIOD                       $        5.50       $        4.94
                                                     =============       =============
TOTAL RETURN (%)                                             12.70                1.02(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                    251                  10
   Ratios to average net assets (%):
     Operating expenses, net                                  1.60                1.02(4)
     Operating expenses, gross                                1.92                1.17(4)
     Net investment income (loss)                             (.07)                .42(3)
   Portfolio turnover (%)                                   147.56              185.26


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.


(3)  Periods less than one year are not annualized.

(4)  The ratios for periods less than one year are annualized.

INTERNATIONAL STOCK SELECTION FUND


                                                           FISCAL YEAR ENDED AUGUST 31,
                                                          ------------------------------
                                                               2005           2004(1)
                                                          -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $        8.51    $        8.08
                                                          -------------    -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                                   --(3)           .05
   Net realized and unrealized gain (loss)                         2.15              .38
                                                          -------------    -------------
     Total Income From Operations                                  2.15              .43
                                                          -------------    -------------
DISTRIBUTIONS:
   From net investment income                                      (.19)              --
   From net realized gain on investments                             --               --
                                                          -------------    -------------
     Total Distributions                                           (.19)              --
                                                          -------------    -------------
   Redemption Fees Added to Additional Paid-in Capital               --(3)            --(3)
                                                          -------------    -------------
NET ASSET VALUE, END OF PERIOD                            $       10.47    $        8.51
                                                          =============    =============
TOTAL RETURN (%)                                                  25.76             5.32(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                         105               11
   Ratios to average net assets (%):
     Operating expenses, net                                       1.58              .91(5)
     Operating expenses, gross                                     1.82             1.34(5)
     Net investment income                                           --(6)          1.84(5)
     Portfolio turnover (%)                                       59.41            78.44(4)


----------
(1) For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2) Average month-end shares outstanding were used for this calculation.


(3) Less than $.005 per share.

(4) Periods less than one year are not annualized.

(5) The ratios for periods less than one year are annualized.

(6) Less than .005% of average net assets.

LIFE SOLUTIONS INCOME AND GROWTH FUND


                                                           FISCAL YEAR ENDED AUGUST 31,
                                                          ------------------------------
                                                               2005           2004(1)
                                                          -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       11.43    $       11.09
                                                          -------------    -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2),(3)                              .23              .04
   Net realized and unrealized gain (loss)                          .68              .30
                                                          -------------    -------------
     Total Income From Operations                                   .91              .34
                                                          -------------    -------------
DISTRIBUTIONS:
   Dividends from net investment income                            (.33)              --
   Dividends from net realized gain on investments                   --               --
                                                          -------------    -------------
     Total Distributions                                           (.33)              --
                                                          -------------    -------------
NET ASSET VALUE, END OF PERIOD                            $       12.01    $       11.43
                                                          =============    =============
TOTAL RETURN (%)                                                   8.10             3.07(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                          19               10
   Ratios to average net assets (%):
     Operating expenses, net(5)                                     .74              .46(6)
     Operating expenses, gross(5)                                   .97              .59(6)
     Net investment income(5)                                      1.96             1.24(6)
   Portfolio turnover (%)                                         35.40            48.39(4)


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.

(3) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.


(4)  Periods less than one year are not annualized.

(5) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(6)  The ratios for the periods less than one year are annualized.

LIFE SOLUTIONS BALANCED FUND


                                                           FISCAL YEAR ENDED AUGUST 31,
                                                          ------------------------------
                                                               2005           2004(1)
                                                          -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       11.02    $       10.74
                                                          -------------    -------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2),(3)                              .05              .03
   Net realized and unrealized gain (loss)                         1.11              .25
                                                          -------------    -------------
     Total Income From Operations                                  1.16              .28
                                                          -------------    -------------
DISTRIBUTIONS:
   Dividends from net investment income                            (.27)              --
   Dividends from net realized gain on investments                   --               --
                                                          -------------    -------------
     Total Distributions                                           (.27)              --
                                                          -------------    -------------
NET ASSET VALUE, END OF PERIOD                            $       11.91    $       11.02
                                                          =============    =============
TOTAL RETURN (%)                                                  10.66             2.61(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                          30               10
   Ratios to average net assets (%):
     Operating expenses(5)                                          .81              .23(6)
     Net investment income(5)                                       .45             1.00(6)
   Portfolio turnover (%)                                         31.87            45.82(4)


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.

(3) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.


(4)  Periods less than one year are not annualized.

(5) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(6)  The ratios for periods less than one year are annualized.

LIFE SOLUTIONS GROWTH FUND


                                                           FISCAL YEAR ENDED AUGUST 31,
                                                          ------------------------------
                                                               2005           2004(1)
                                                          -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       10.53    $       10.31
                                                          -------------    -------------
   INCOME FROM OPERATIONS:
   Net investment income (loss)(2),(3)                              .15              .01
   Net realized and unrealized gain (loss)                         1.26              .21
                                                          -------------    -------------
     Total Income From Operations                                  1.41              .22
                                                          -------------    -------------
DISTRIBUTIONS:
   Dividends from net investment income                            (.16)              --
   Dividends from net realized gain on investments                   --               --
                                                          -------------    -------------
     Total Distributions                                           (.16)              --
                                                          -------------    -------------
NET ASSET VALUE, END OF PERIOD                            $       11.75    $       10.53
                                                          =============    =============
TOTAL RETURN (%)                                                  13.19             2.13(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                          20               10
   Ratios to average net assets (%):
     Operating expenses net(5)                                      .74              .37(6)
     Operating expenses gross(5)                                    .76              .37(6)
     Net investment income(5)                                       .68              .33(6)
   Portfolio turnover (%)                                         25.40            54.73(4)


----------
(1)  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

(2)  Average month-end shares outstanding were used for this calculation.

(3) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.


(4)  Periods less than one year are not annualized.

(5) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(6)  The ratios for periods less than one year are annualized.

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

CLASS R SHAREHOLDERS: For shareholder inquiries regarding your Class R Shares of the SSgA Funds or to request additional information on the Class R Shares Funds offered in this prospectus, including the Funds' Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.

Statements of Additional Information (SAI) include additional information about each fund. Each fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of each fund's portfolio holdings. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about a fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                             SSgA MONEY MARKET FUND

                      SSgA US GOVERNMENT MONEY MARKET FUND

                         SSgA TAX FREE MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  3
   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES               3
   PRINCIPAL RISKS                                                         4
   RISK AND RETURN                                                         5
   PORTFOLIO HOLDINGS                                                      8
FEES AND EXPENSES OF THE FUNDS                                             8
MANAGEMENT OF THE FUNDS                                                    9
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT
   POLICIES AND RISKS                                                      9
   TEMPORARY DEFENSIVE POSITION                                           12
SHAREHOLDER INFORMATION                                                   12
   PURCHASE OF FUND SHARES                                                12
   REDEMPTION OF FUND SHARES                                              14
   EXCHANGES                                                              16
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS           16
   PRICING OF FUND SHARES                                                 17
   DIVIDENDS AND DISTRIBUTIONS                                            18
   TAXES                                                                  18
FINANCIAL HIGHLIGHTS                                                      20
   MONEY MARKET FUND                                                      20
   US GOVERNMENT MONEY MARKET FUND                                        21
   TAX FREE MONEY MARKET FUND                                             22
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                           Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Funds) offers shares in the following separate funds. All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act), with the exception of the SSgA Tuckerman Active REIT Fund (which is non-diversified):

-  SSgA Money Market Fund (Money Market Fund)
-  SSgA US Government Money Market Fund (US Government MM Fund)
-  SSgA Tax Free Money Market Fund (Tax Free MM Fund)

As indicated below, the US Government MM and Tax Free MM Funds each have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. The Money Market Fund's investment objective is nonfundamental and may be changed by the Board of Trustees of the SSgA Funds (Board of Trustees or board) without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor. The principal risks associated with investing in each fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds;
(2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.


The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, liquidity, market, money market, and sector.


US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


The US Government MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Eligible securities, portfolio maturity, variable and floating rate securities, government securities, money market securities and repurchase agreements.

The US Government MM Fund is subject to the following risks, as described under "Principal Risks:" Government securities, income, interest rate, liquidity, market, money market and sector.


TAX FREE MM FUND. The fundamental investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.


The Tax Free MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper. Under normal market conditions, 100% of the Tax Free MM Fund will be invested in such securities, but in no event less than 80% in accordance with its fundamental investment objective.

The Tax Free MM Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.


PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in the SSgA Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.


CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.


MUNICIPAL OBLIGATIONS RISK. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.


RISK AND RETURN

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[CHART]

                       ANNUAL TOTAL RETURNS - MONEY MARKET

1995    5.76%
1996    5.21%
1997    5.37%
1998    5.30%
1999    4.91%
2000    6.18%
2001    4.01%
2002    1.57%
2003    0.84%
2004    1.01%


Best Quarter -- September 30, 2000:   1.59%
Worst Quarter -- June 30, 2004:       0.18%
Year-to-Date -- September 30, 2005:   1.98%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


                                                    1 YEAR    5 YEARS   10 YEARS
                                                    ------    -------   --------
Money Market Fund                                    1.01%      2.70%      3.99%

Citigroup 3-month
   Treasury Bill Index                               1.24%      2.79%      4.00%


The returns would have been lower without the contractual expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                             CURRENT   EFFECTIVE
                                                             -------   ---------
Money Market Fund                                              1.83%       1.85%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                ANNUAL TOTAL RETURNS - US GOVERNMENT MONEY MARKET

1995    5.61%
1996    5.14%
1997    5.26%
1998    5.21%
1999    4.78%
2000    6.09%
2001    3.91%
2002    1.49%
2003    0.77%
2004    0.96%

Best Quarter -- December 31, 2000:    1.57%
Worst Quarter -- June 30, 2004:       0.16%
Year-to-Date -- September 30, 2005:   1.94%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                                    1 YEAR    5 YEARS   10 YEARS
                                                    ------    -------   --------
US Government
   Money Market Fund                                 0.96%      2.62%      3.90%

Citigroup 3-month
   Treasury Bill Index                               1.24%      2.79%      4.00%

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                             CURRENT   EFFECTIVE
                                                             -------   ---------
US Government Money Market Fund                                1.81%       2.08%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[CHART]

                  ANNUAL TOTAL RETURNS - TAX FREE MONEY MARKET

1995    3.41%
1996    2.93%
1997    3.07%
1998    2.97%
1999    2.77%
2000    3.62%
2001    2.34%
2002    1.04%
2003    0.49%
2004    0.68%

Best Quarter -- June 30, 2000:        0.95%
Worst Quarter -- September 30, 2003:  0.07%
Year-to-Date -- September 30, 2005:   1.30%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                                    1 YEAR    5 YEAR    10 YEARS
                                                    ------    ------    --------
Tax Free Money
   Market Fund                                       0.68%     1.63%       2.32%

iMoney Net Tax
   Free Average                                      0.66%     1.58%       2.32%

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                             CURRENT   EFFECTIVE
                                                             -------   ---------
Tax Free Money Market Fund                                     1.29%       1.49%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       Maximum Sales Charge (Load) Imposed on Purchases                    None
       Maximum Deferred Sales Charge (Load)                                None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividends
          or Other Distributions                                           None
       Redemption Fee (All Funds except International Stock Selection,
          Emerging Markets, International Growth Opportunities,
          High Yield Bond and Directional Cre Equity Funds)                None
       Exchange Fee                                                        None
       Maximum Account Fee                                                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                  US GOVERNMENT      TAX FREE
                                                  MONEY MARKET     MONEY MARKET    MONEY MARKET
                                                  ------------    -------------    ------------
Management Fee                                       .25%(1)          .25%             .25%
Distribution and Service (12b-1) Fees(2)             .09%             .11%             .21%
Other Expenses                                       .08%             .06%             .08%
                                                  ------------    -------------    ------------
Total Annual Fund Operating Expenses                 .42%             .42%             .54%
Less Contractual Management Fee Waiver and
   Reimbursement                                    (.02)%             --               --
                                                  ------------    -------------    ------------
Net Annual Fund Operating Expenses                   .40%             .42%             .54%
                                                  ============    =============    ============


----------
(1) The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2006.

(2) The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market--.03/.06%; US Government MM--.02/.09%; and Tax Free MM--.11/.10%

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

FUND                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
----                      ------     -------    -------    --------
Money Market               $ 41       $ 133      $ 233       $ 528
                           ====       =====      =====       =====
US Government MM           $ 43       $ 135      $ 235       $ 530
                           ====       =====      =====       =====
Tax Free MM                $ 55       $ 173      $ 302       $ 677
                           ====       =====      =====       =====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets. However, the Advisor has contractually agreed to waive or reimburse its fees for the funds as shown below:

                                                     ANNUAL MANAGEMENT FEES
                                                (% OF AVERAGE DAILY NET ASSETS):
                                                --------------------------------
                                                  MANAGEMENT        MANAGEMENT
                                                  FEE BEFORE        FEE AFTER
                                                  WAIVERS OR        WAIVERS OR
                                                     REIM-             REIM-
FUND                                            BURSEMENTS (%)    BURSEMENTS (%)
----                                            --------------    --------------
Money Market                                         0.25             0.23

US Government MM                                     0.25             0.25

Tax Free MM                                          0.25             0.25

      ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS

The investment objective of each fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the fund's shareholders. A nonfundamental investment objective may be changed by the fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any fund's investment objective.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

   SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

   TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or
(3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Tax Free MM Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

TEMPORARY DEFENSIVE POSITION

TAXABLE INVESTMENTS (TAX FREE MM FUND). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The money market funds described in this prospectus require a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value
(NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

In order to be effective on the date received, purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent:

- Money Market and Tax Free MM Funds: Prior to the close of the New York Stock Exchange; and

-  US Government MM Fund: Prior to 3 p.m. Eastern time.

If an order or payment is received on a non-business day or after the times listed above, the order will be effective on the next business day.

NET ASSET VALUE AND DIVIDEND POLICY UPON PURCHASE

- Money Market Fund: Orders and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase.

- US Government MM Fund: Orders and payment received by the Transfer Agent prior to 3 p.m. Eastern time will receive that day's net asset value and will earn the dividend declared on the date of purchase.


- Tax Free MM Fund: Orders received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon but before 4 p.m. Eastern time will receive that day's net asset value but will not earn the dividend declared on the date of purchase.

All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed. Check deposits start to earn dividends the following business day.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the Money Market, US Government MM, and Tax Free MM Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Transfer Agent at least one day in advance of transactions in excess of $25 million in the Money Market Fund, and in excess of $5 million in the US Government MM and Tax Free MM Funds.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

           REGULAR MAIL:         REGISTERED, EXPRESS OR CERTIFIED MAIL:
           -------------         --------------------------------------
             SSgA Funds                         SSgA Funds
            P.O. Box 8317                    66 Brooks Drive
        Boston, MA 02266-8317               Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. The shares must have a readily ascertainable market value;

3. The shares must be liquid;

4. The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

DIVIDEND PAYMENT POLICY UPON REDEMPTION

- Money Market Fund: No dividends will be paid on shares on the date of redemption.

- US Government MM Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

- Tax Free MM Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


Shareholders will receive redemption proceeds by wire as follows:


- Money Market--Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- US Government MM--Redemptions must be received prior to 3 p.m. Eastern time. The shares will be redeemed using that days' closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

- Tax Fee MM--Redemptions must be received prior to 12 noon Eastern time for redemptions to be processed using that day's closing price and the proceeds ordinarily will be wired the same day. Redemption instructions received after 12 noon and before the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time) will receive that day's closing price and the proceeds ordinarily wired the following business day.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day but may take up to seven business days. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."


CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

With respect to the US Government MM Fund, proceeds from requests received by telephone prior to 3 p.m. Eastern time will be sent the same day according to pre-designated instructions.

With respect to the Tax Free MM Fund, requests received by telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's dividend.


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:


1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Medallion guarantees can usually be obtained from the following sources:


1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

             SELLER                        REQUIREMENTS FOR WRITTEN REQUESTS
             ------                        ---------------------------------
Owner of individual, joint, sole        -  Letter of instruction, signed by all
proprietorship, UGMA/UTMA                  persons authorized to sign for the
(custodial accounts for minors) or         account stating general
general partner accounts                   titles/capacity, exactly as the
                                           account is registered; and

                                        -  Medallion guarantee, if applicable
                                           (see above).

Owners of corporate or association      -  Letter of instruction signed by
accounts                                   authorized person(s), stating
                                           capacity as indicated by the
                                           corporate resolution;

                                        -  Corporate resolution, certified
                                           within the past 90 days; and

                                        -  Medallion guarantee, if applicable
                                           (see above).

Owners or trustees of trust             -  Letter of instruction, signed by all
accounts                                   trustees;

                                        -  If the trustees are not named in the
                                           registration, please provide a copy
                                           of the trust document certified
                                           within the past 60 days; and

                                        -  Medallion guarantee, if applicable
                                           (see above).

Joint tenancy shareholders whose        -  Letter of instruction signed by
co-tenants are deceased                    surviving tenant(s);

                                        -  Certified copy of the death
                                           certificate; and

                                        -  Medallion guarantee, if applicable
                                           (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The Money Market Fund determines the price per share once each business day at the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time.

The US Government MM Fund determines the price per share once each business day, at 3 p.m. Eastern time.

The Tax Free MM Fund determines the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

With respect to the Money Market Fund, dividends will not be paid until the last business day of the month even if an account closes during the month. If you close your account in the US Government MM and Tax Free MM Funds during the month, dividends will be paid either the same day or the following business day. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.


Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. The fund does not anticipate material distributions of qualified dividends or long-term capital gains.


The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.


TAX FREE MM FUND. Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The fund intends to distribute tax-exempt income.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal income tax.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


MONEY MARKET FUND


                                                                     FISCAL YEARS ENDED AUGUST 31,
                                              ----------------------------------------------------------------------------
                                                  2005            2004            2003            2002            2001
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income                             .0218           .0076           .0104           .0196           .0518
DISTRIBUTIONS:
   From net investment income                       (.0218)         (.0076)         (.0104)         (.0196)         (.0518)
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ============    ============    ============    ============    ============

TOTAL RETURN (%)                                      2.20             .77            1.05            1.98            5.31
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)      7,575,574       8,146,933      10,744,370      10,657,389      10,724,407
   Ratios to average net assets (%):
     Operating expenses, net                           .40             .40             .40             .39             .38
     Operating expenses, gross                         .42             .40             .42             .39             .38
     Net investment income                            2.14             .76            1.04            1.95            5.14

US GOVERNMENT MONEY MARKET FUND


                                                                     FISCAL YEARS ENDED AUGUST 31,
                                              ----------------------------------------------------------------------------
                                                  2005            2004            2003            2002            2001
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income                             .0214           .0070           .0099           .0188           .0507
DISTRIBUTIONS:
   From net investment income                       (.0214)         (.0070)         (.0099)         (.0188)         (.0507)
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ============    ============    ============    ============    ============
TOTAL RETURN (%)                                      2.16             .70             .99            1.89            5.19
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)      1,745,592       1,161,107       1,404,226       2,016,054       2,061,913
   Ratios to average net assets (%):
     Operating expenses                                .42             .43             .41             .40             .40
     Net investment income                            2.22             .69            1.00            1.89            4.99

TAX FREE MONEY MARKET FUND


                                                                     FISCAL YEARS ENDED AUGUST 31,
                                              ----------------------------------------------------------------------------
                                                  2005            2004            2003            2002            2001
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income                             .0146           .0048           .0069           .0119           .0305
   Net realized and unrealized gain (loss)              --           .0003              --              --              --
                                              ------------    ------------    ------------    ------------    ------------
     Total From Investment Operations                .0146           .0051           .0069           .0119           .0305
                                              ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                       (.0146)         (.0048)         (.0069)         (.0119)         (.0305)
   From net realized gain                               --          (.0003)             --              --              --
                                              ------------    ------------    ------------    ------------    ------------
     Total Distributions                            (.0146)         (.0051)         (.0069)         (.0119)         (.0305)
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ============    ============    ============    ============    ============
TOTAL RETURN (%)                                      1.47             .50             .69            1.20            3.10
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)        453,917         398,518         445,166         572,360         461,123
   Ratios to average net assets (%):
     Operating expenses, net                           .54             .57             .53             .48             .52
     Operating expenses, gross                         .54             .57             .53             .48             .53
     Net investment income                            1.50             .47             .69            1.17            2.97

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. The SAI, annual or semi-annual report are available upon request at no charge. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed Pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                             SSgA S&P 500 INDEX FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SSgA S&P 500 Index Fund seeks to replicate the total return of the S&P 500(R) Index.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," Standard & Poor's 500" and
"500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the State Street Equity 500 Index Portfolio (the S&P Master Fund). The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in this fund.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                                     PAGE
                                                                                     ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                              3
   INVESTMENT OBJECTIVE                                                                3
   PRINCIPAL INVESTMENT STRATEGIES                                                     3
   PRINCIPAL RISKS                                                                     3
   RISK AND RETURN                                                                     4
   PORTFOLIO HOLDINGS                                                                  5
FEES AND EXPENSES OF THE FUND                                                          6
MANAGEMENT OF THE FUND                                                                 7
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                  8
SHAREHOLDER INFORMATION                                                               11
   PURCHASE OF FUND SHARES                                                            11
   REDEMPTION OF FUND SHARES                                                          12
   EXCHANGES                                                                          14
   MARKET TIMING/EXCESSIVE TRADING                                                    14
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                       15
   PRICING OF FUND SHARES                                                             15
   DIVIDENDS AND DISTRIBUTIONS                                                        16
   TAXES                                                                              17
FINANCIAL HIGHLIGHTS                                                                  19
INFORMATION REGARDING STANDARD & POOR'S CORPORATION                                   20
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                       Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information ... Management of a Feeder Portfolio."

The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: management of a feeder portfolio, S&P 500 Index, futures contracts and options on futures, depositary receipts, securities lending, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, market, master/feeder structure, passive strategy, and sector.

PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts "true-up" their obligations to one another require. To the extent that the fund ever employs derivatives in its portfolio, this "mark to market" process may result in the fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position or that the fund hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the fund avoids the use of leverage with respect to such derivatives.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MASTER/FEEDER STRUCTURE RISK. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

PASSIVE STRATEGY RISK. Some funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a fund to achieve significant correlation between the performance of the fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of fund shares, and fees and expenses of the index fund. A fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a fund's return to be lower than if the fund employed an active strategy.

SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

[CHART]

                              ANNUAL TOTAL RETURNS

1995          37.02%
1996          22.65%
1997          33.10%
1998          28.35%
1999          20.89%
2000          -9.21%
2001         -12.08%
2002         -22.34%
2003          28.59%
2004          10.74%


Best Quarter -- December 31, 1998:       21.24%
Worst Quarter -- September 30, 2002:    (17.35)%
Year-to-Date -- September 30, 2005:       2.63%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


                                1 YEAR     5 YEARS    10 YEARS
                                ------     -------    --------
S&P 500 Index Fund
Return Before Taxes              10.74%      (2.46)%     11.85%
Return After Taxes on
   Distributions                 10.05%      (3.17)%     10.39%
Return After Taxes on
   Distributions and
   Sale of Fund Shares            6.96%      (2.43)%      9.78%

S&P 500(R) Index                 10.88%      (2.30)%     12.07%



PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
        Maximum Sales Charge (Load) Imposed on Purchases                                         None
        Maximum Deferred Sales Charge (Load)                                                     None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends
           or Other Distributions                                                                None
        Redemption Fee                                                                           None
        Exchange Fee                                                                             None
        Maximum Account Fee                                                                      None

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
        Management/Custody/Administration Fee(1)                                                 .045%
        Distribution and Service (12b-1) Fees(2)                                                 .070%
        Other Expenses                                                                           .045%
                                                                                              -------
        Total Annual Fund Operating Expenses(3)                                                  .160%
                                                                                              =======

----------
 (1) The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services.

 (2) The stated fee includes .03% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees

 (3) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses (exclusive of non-recurring account fees and extraordinary expenses) in excess of .18% of average daily net assets on an annual basis until December 31, 2006. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                      1 YEAR           3 YEARS           5 YEARS         10 YEARS
                      ------           -------           -------         --------
                      $   16           $    52           $    90         $    205
                      ======           =======           =======         ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the S&P Master Fund. The Advisor does not receive any management fees from the feeder fund under the agreement so long as the feeder fund continues to invest substantially all of its assets in the S&P Master Fund or in another investment company.

The S&P Master Fund makes annual payments, calculated daily and paid monthly, to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis for the S&P 500 Index Fund. The S&P 500 Index Fund pays no management fee directly to the Advisor for the management of the S&P 500 Index Fund for so long as substantially all of the assets of the fund are invested in the S&P Master Fund. As a shareholder in the S&P Master Fund, the fund bears its ratable share of the S&P Master Fund's expenses, and at the same time continues to pay its own fees and expenses.

PORTFOLIO MANAGEMENT. Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The fund is managed by the SSgA Global Structured Products Group, which is overseen by the State Street Global Advisors Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the fund.

The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

- MICHAEL FEEHILY, CFA. Mike is a Principal of SSgA and SSgA FM. Mike joined the firm in 1992 and is head of the U.S. Equity Team within the Global Structured Products Team. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He is a member of the Boston Security Analysts Society and CFA Institute.

- JOHN TUCKER, CFA. John is a Principal of SSgA and SSgA FM. John joined the firm in 1988 and is a Unit Head for the firm's Exchange Traded Funds Management Team. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

- DAVID CHIN. David is a Principal of SSgA and SSgA FM. David joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and International funds. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.

- KARL SCHNEIDER. Karl is a Principal of SSgA and SSgA FM. Karl joined the firm in 1996 is a member of the firm's Global Fundamental Strategies Team. Karl manages the a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

- JAMES MAY, CFA. Jim is a Principal of SSgA and SSgA FM. Jim joined the firm in 1991 is a member of the firm's Global Fundamental Strategies Team. Jim manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Jim is also responsible for managing several mutual funds, most notably the SSGA S&P 500 Fund which he has managed since 1995. Jim holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and CFA Institute.

      ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MANAGEMENT OF A FEEDER PORTFOLIO. A feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. The S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the S&P Master Fund). The master fund is a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the feeder fund, the SSgA S&P 500 Index Fund. This investment approach is commonly referred to as a master/feeder structure. The master fund may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets.

The feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The S&P 500 Index Fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the S&P 500 Index in proportion to the weightings of the index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a fund may purchase a sample of stocks in the index in proportions expected to replicate generally the performance of the index as a whole.

In addition, from time to time, stocks are added to or removed from the index. The fund may sell stocks that are represented in the index, or purchase stocks that are not yet represented in the index, in anticipation of their removal from or addition to the index.

In addition, the fund may at times purchase or sell futures contracts on the index, or options on those futures, in lieu of investment directly in the stocks making up the index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the index.

It is anticipated that the correlation of a fund's performance to that of its index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and index performance may be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the fund's trustees, which will consider alternative arrangements.

S&P 500 INDEX. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their float adjusted capitalizations. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the float adjusted capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.


EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The issuer of the stock underlying the Depositary Receipts chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day. The SSgA Funds reserve the right to reject any purchase order.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

       REGULAR MAIL:         REGISTERED, EXPRESS OR CERTIFIED MAIL:
       -------------         --------------------------------------
         SSgA Funds                      SSgA Funds
       P.O. Box 8317                   66 Brooks Drive
    Boston, MA 02266-8317            Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

    State Street Bank and Trust Company
    225 Franklin Street, Boston, MA 02110
    ABA #0110-0002-8
    DDA #9904-631-0
    SSgA (Name of Fund) Fund(s)
    Account Number and Registration
    Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. The shares must have a readily ascertainable market value;

3. The shares must be liquid;

4. The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:


1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Medallion guarantees can usually be obtained from the following sources:


1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.



                   SELLER                                           REQUIREMENTS FOR WRITTEN REQUESTS
                   ------                                           ---------------------------------
Owner of individual, joint, sole                    -  Letter of instruction, signed by all persons authorized to sign
proprietorship, UGMA/ UTMA (custodial accounts         for the account stating general titles/capacity, exactly as the
for minors) or general partner accounts                account is registered; and
                                                    -  Medallion guarantee, if applicable (see above).

Owners of corporate or association accounts         -  Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
                                                    -  Corporate resolution, certified within the past 90 days; and
                                                    -  Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts                -  Letter of instruction, signed by all trustees;
                                                    -  If the trustees are not named in the registration, please provide a copy of the trust document certified within the past
                                                       60 days; and
                                                    -  Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are     -  Letter of instruction signed by surviving tenant(s);
deceased                                            -  Certified copy of the death certificate; and
                                                    -  Medallion guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

MARKET TIMING/EXCESSIVE TRADING


The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) the SSgA Funds impose a redemption fee on short-term transactions in certain funds; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' redemption fee and pricing policies, please refer to the prospectus sections entitled "Redemption Fee" and "Pricing of Fund Shares."


Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in the financial intermediary accounts or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by a financial intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy. The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by financial intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in financial intermediary accounts.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

- US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

- US over-the-counter equities: Official closing price; last bid price if no closing price;

- Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

-  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

- Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

-  Futures: Settlement price.


If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV;
(4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.


Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and their shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.


Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a Financial Intermediary, that entity will provide this information to you. The SSgA Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.


If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.



                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------------
                                                         2005            2004            2003            2002           2001
                                                     ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      18.28    $      16.69    $      15.16    $      18.77    $      26.41
                                                     ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income (loss)(1)                            .39             .28             .25             .23             .24
   Net realized and unrealized gain (loss)                   1.87            1.59            1.52           (3.61)          (6.46)
                                                     ------------    ------------    ------------    ------------    ------------
     Total Income From Operations                            2.26            1.87            1.77           (3.38)          (6.22)
                                                     ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS:
   From net investment income                                (.37)           (.28)           (.24)           (.23)           (.25)
   From net realized gain on investment                        --              --              --              --           (1.17)
                                                     ------------    ------------    ------------    ------------    ------------
     Total Distributions                                     (.37)           (.28)           (.24)           (.23)          (1.42)
                                                     ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                       $      20.17    $      18.28    $      16.69    $      15.16    $      18.77
                                                     ============    ============    ============    ============    ============
TOTAL RETURN (%)                                            12.44           11.23           11.89          (18.20)         (24.48)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)             1,860,743       1,940,183       1,841,173       1,604,069       2,320,240
   Ratios to average net assets (%):
     Operating expenses, net(2)                               .16             .15             .15             .16             .17
     Operating expenses, gross(2)                             .16             .15             .15             .16             .17
     Net investment income                                   1.99            1.56            1.65            1.31            1.12
   Portfolio turnover (%)                                     N/A             N/A             N/A             N/A             N/A
   Portfolio turnover of the S&P Master Fund (%)            10.38            9.52           12.52           16.02           12.01


----------
(1)  Average month-end shares outstanding were used for this calculation.

(2) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master-Feeder structure) include the fund's share of the S&P Master Fund's allocated expenses. Expense ratios include the fund's share of the Master Fund's allocated expenses.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                          SSgA Enhanced Small Cap Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund

                        SSgA Directional Core Equity Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. The SAI, annual or semi-annual report are available upon request at no charge. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                        SSgA DIRECTIONAL CORE EQUITY FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The fund seeks to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS

                                                                             PAGE
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                      3
  INVESTMENT OBJECTIVE                                                         3
  PRINCIPAL INVESTMENT STRATEGIES                                              3
  PRINCIPAL RISKS                                                              5
  TEMPORARY DEFENSIVE POSITION                                                 9
  RISK AND RETURN                                                              9
  PORTFOLIO HOLDINGS                                                           9
FEES AND EXPENSES OF THE FUND                                                 10
MANAGEMENT OF THE FUND                                                        12
ADDITIONAL INFORMATION ABOUT THE FUND'S
  INVESTMENT POLICIES AND RISKS                                               13
SHAREHOLDER INFORMATION                                                       18
  PURCHASE OF FUND SHARES                                                     18
  REDEMPTION OF FUND SHARES                                                   21
  EXCHANGES                                                                   26
  MARKET TIMING/EXCESSIVE TRADING                                             26
  DISTRIBUTION SERVICES AND SHAREHOLDER
    SERVICING ARRANGEMENTS                                                    27
  PRICING OF FUND SHARES                                                      29
  DIVIDENDS AND DISTRIBUTIONS                                                 30
  TAXES                                                                       31
FINANCIAL HIGHLIGHTS                                                          33
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                           Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE


The fund seeks to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations. The fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the fund plans to invest at least 80% of its total assets in equity securities, such as common stocks, including long and short positions in equity securities. The base for calculating total assets includes the fund's net assets plus any borrowings for investment purposes, which includes assets pledged as collateral for securities sold short, as discussed below. Shareholders will be notified 60 days prior to changing the 80% investment policy.


The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES


To achieve long term capital appreciation, the fund will invest primarily in a portfolio of equity securities of large and medium sized companies and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. The securities that are purchased for long term investment by the fund are securities with potential for growth. The fund anticipates, but cannot guarantee, that long positions will account for approximately 100% of the fund's portfolio at any given time. The fund will sell short securities that have deteriorating business fundamentals or that are deemed to be overvalued. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Although such an asset allocation target implies the use of leverage, the fund's special custody account mitigates the leverage effect in that the proceeds of short sales and cash on hand will, initially, fully collateralize the short sales. In the event that future margin calls require additional collateral, the fund will use cash on hand and will liquidate long positions to post such margin. The 100% long position and 30% short sales asset allocation targets should typically yield an investment portfolio that is 70% invested in long positions. The fund anticipates that this 70% net long portfolio will produce long term capital appreciation with limited down side protection.


While market capitalizations change over time and there is not one universally accepted definition of the lines between small, medium and large capitalization companies, the fund generally defines large capitalization companies as those companies whose market capitalization is over $6 billion at the time of investment; medium capitalization companies as those companies whose market capitalizations range from $0.5 billion to $6 billion at the time of investment; and small capitalization companies as those companies whose market capitalizations are below $0.5 billion at the time of investment. Large capitalization companies include, but are not limited to, companies represented in the Russell 1000(R) Index. Medium capitalization companies include, but are not limited to, companies represented in the Russell Midcap(R) Index. The fund may also invest in dollar-denominated securities, US government securities, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and may use futures, options and other derivative instruments.


The fund hopes to lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the fund will engage in short sales only where the Advisor believes that the value of the security will decline between the date of the sale and the date the fund is required to return the borrowed security. The fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, and the ability of the Advisor to determine equity security valuations and/or the directional movement of stock market averages. The fund will short sell stocks with, in the Advisor's opinion, deteriorating business fundamentals and/or excessive valuations. The percentage of the fund's portfolio that is short will depend on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to short stocks on the basis of excessive valuations and/or fundamental deterioration. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Please see "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales." Subject to applicable legal requirements, the fund may also engage in trading on margin by borrowing funds and pledging securities as collateral, thereby utilizing leverage. Subject to applicable legal requirements and the availability of credit, there are no limits on the fund's ability to borrow money for use in trading securities on margin.


Long positions of securities will be selected for the fund on the basis of a combination of proprietary analytical models and the Advisor's research driven analytical team. The fund's management team may use a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. The fund's management team applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. Based on these models and analytics, the Advisor will choose long positions for the fund in industries that it believes present attractive long-term investment opportunities.

As discussed above, the fund will pursue a long/short investment strategy in which it hopes to achieve long term capital appreciation and lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. Accordingly, it is intended that the fund will be engaged in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative. Any investment income received from portfolio securities will be incidental, and an investor should not consider an investment in the fund as equivalent to a complete investment program.


The portfolio turnover rate cannot be predicted. The fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risks."


The Directional Core Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Short sales, futures contracts and options on futures, options on securities and securities indices, preferred stocks, real estate investment trusts, real-estate related industries, US government securities and cash sweep.


The Directional Core Equity Fund is subject to the following risks, as described under "Principal Risks:" Equity securities, fundamental strategy, growth stocks, large capitalization securities, liquidity, management, margin accounts, market, medium capitalization securities, portfolio turnover, quantitative strategy, real estate securities, short sale, small capitalization securities, value stocks, derivatives and dollar-denominated instruments.


PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

FUNDAMENTAL STRATEGY RISK. Some funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

GROWTH STOCKS RISK. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. As a result growth stocks tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks (e.g., value stocks).

LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MANAGEMENT RISK. There can be no assurance that the fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospects of the Directional Core Equity Fund's portfolio securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of the fund will be successful. Furthermore, because of the risks associated with equity securities and financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the fund.

MARGIN ACCOUNTS RISK. The Directional Core Equity Fund may use margin accounts with brokers to purchase and carry securities and to effect short sales. Use of such an account results in the broker's being granted a lien on all monies, securities and other property of the fund in the broker's possession and entitles the broker to interest charges on any debit balances. The broker is further generally authorized to pledge, re-pledge, hypothecate or re-hypothecate any securities carried with the broker or deposited with the broker to secure sums due to the broker in connection with the margin account. In this situation, the broker is not required to give notice to the fund and is not required to retain a like amount of similar securities for delivery. If the broker deems it necessary for its protection, it may sell any securities or properties in its possession, buy any securities which the account is short, cancel any outstanding order or close the account in whole or in part.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MEDIUM CAPITALIZATION SECURITIES RISK. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.

REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SHORT SALES RISK. The Directional Core Equity Fund may make short sales of investment securities. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Directional Core Equity Fund will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the fund is required to return the borrowed security. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Directional Core Equity Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. As discussed above, current law and regulation under Section 18 of the Investment Company Act of 1940, as amended, require that the fund employ a segregated account in its short sale strategy so that such sales are fully collateralized. The segregated account functions in a manner so as to preclude others from having a claim to the fund's assets with priority over the claims of the fund's shareholders. While the segregated nature of these assets may highlight those assets and their gain/loss position to the fund's managers, the segregated account cannot be relied upon to limit losses related to the fund's short sale strategy.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

VALUE STOCKS RISK. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

RISK AND RETURN


Because the SSgA Directional Core Equity Fund has not completed a full calendar year's operations, performance information is not included in this prospectus. The fund began operating on May 11, 2005. To obtain performance information for the fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.


PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

   SHAREHOLDER FEES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                      None
      Maximum Deferred Sales Charge (Load)                                  None
      Maximum Sales Charge (Load) Imposed on
       Reinvested Dividends or Other Distributions                          None
      Redemption Fee*                                                          2%
      Exchange Fee                                                          None
      Maximum Account Fee                                                   None

      * Redemptions (including exchanges) of shares of the fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Redemption of Fund Shares."


   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee                                                        1.25%
      Distribution and Service (12b-1) Fees(1)                               .03
      Other Expenses                                                        4.86
                                                                           -----
      Total Annual Fund Operating Expenses                                  6.14%
      Less Contractual Expense Reimbursement(2)                            (4.54)%
                                                                           -----
      Net Annual Fund Operating Expenses                                    1.60%
                                                                           =====


----------
(1) The stated fee includes .00% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.
(2) The Advisor has contractually agreed to reimburse the Directional Core Equity Fund for all expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) in excess of 1.60% of average daily net assets on an annual basis until December 31, 2006.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                     ------     -------    -------    --------
                     $  163     $ 1,476    $ 2,880    $  6,830
                     ======     =======    =======    ========

The 2% redemption fee on the fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.00%, after expense reimbursements, of the average daily net asset value of the fund.

PORTFOLIO MANAGEMENT. Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The fund is managed by the SSgA US Active Equity Quantitative Team, which is overseen by the State Street Global Advisors Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the fund.

The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

- BRIAN SHANNAHAN, CFA. Brian is a Principal of SSgA and SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).


- NICK DEPEYSTER, CFA. Nick is a Principal of SSgA and SSgA FM. Nick joined the firm in 2004 and is a member of the firm's US Active Quantitative Equity Team. Prior to joining SSgA, he managed investment portfolios for Morley Fund Management and Assurance. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Nick holds a B.A. in Classics from Princeton University and an M.B.A. in Finance from New York University.

- MIKE ARONE, CFA. Mike is a Principal of SSgA and SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

- ANNA MITELMAN LESTER, CFA. Anna is a Principal of SSgA and SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

- JIM JOHNSON, CFA. Jim is a Principal of SSgA and SSgA FM. Jim joined the firm in 2005 and is a member of the U.S. Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.


      ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies

(Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

SHORT SALES. The Directional Core Equity Fund may enter into short sales. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the fund replaces a borrowed security in connection with a short sale, it will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the fund may be required to pay in connection with a short sale. The fund may purchase call options or sell put options to provide a hedge against an increase in the price of a security sold short by the fund.

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts "true-up" their obligations to one another require. To the extent that the fund ever employs derivatives in its portfolio, this "mark to market" process may result in the fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position or that the fund hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the fund avoids the use of leverage with respect to such derivatives.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar denominated instruments, such as ADRs, are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers, which risk is described in the fund's Statement of Additional Information. Dollar denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets. With respect to the Directional Core Equity Fund, options on securities and securities indices are used for hedging purposes to reduce volatility and to potentially replicate a long security to allow the fund to achieve capital appreciation. There can be no assurance that the use of this policy will enable the Directional Core Equity Fund to achieve capital appreciation.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer
Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day. The SSgA Funds reserve the right to reject any purchase order.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

                                    REGISTERED, EXPRESS
                    REGULAR MAIL:    OR CERTIFIED MAIL:
                    -------------   -------------------
                     SSgA Funds          SSgA Funds
                   P.O. Box 8317      66 Brooks Drive
                     Boston, MA        Braintree, MA
                     02266-8317            02184


All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street,
   Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


IN-KIND PURCHASE OF SECURITIES. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. The shares must have a readily ascertainable market value;

3. The shares must be liquid;

4. The shares must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the SSgA International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond and Directional Core Equity Funds (each a "redemption fee fund") executed within 60 days of the date of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the applicable redemption fee fund. For shares of a redemption fee fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.

The redemption fee may be waived or otherwise not assessed in the following circumstances:


- Redemptions due to death or post-purchase disability of: (i) any registered shareholder on an account; or (ii) the settlor of a living trust which is the registered shareholder of an account, with respect to shares purchased before death or disability;


- Redemptions of shares used to pay deductible medical expenses incurred after the shares were purchased;

- Redemptions of shares to fund payments required under a qualified domestic relations order issued after the purchase of the shares;

- Redemptions to ease post-purchase financial hardship of any registered shareholder;

- Redemptions pursuant to an automatic non-discretionary rebalancing program or a wrap-fee or similar program or a systematic withdrawal plan established with the SSgA Funds or a financial intermediary;


- Redemptions involving participants in employer-sponsored retirement plans, attributable to the following:


   (1) participant withdrawals due to mandatory distributions, rollovers and financial hardships; (2) a participant leaving his or her job; (3) shares sold by the plan administrator to repay a plan loan to a participant; (4) shares acquired or sold for a participant's account in connection with an automatic rebalancing of the participant's account, (5) plan sponsor directed or initiated actions such as the removal of a redemption fee fund from a plan or redemptions associated with changes in service providers, (6) shares transferred to the record name of a successor service provider to a plan; or
   (7) redemptions for the purpose of returning excess contributions by the employer;

- Redemptions of shares acquired through reinvestment of dividends and other distributions;


-  Redemptions for the purpose of return of excess contribution to IRA accounts;

- Redemptions initiated by a redemption fee fund or a financial intermediary (e.g., a redemption for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a redemption fee fund);

- Redemptions of shares of a redemption fee fund held by the SSgA Life Solutions Funds.


It shall be the responsibility of the shareholder to request a waiver and to provide sufficient evidence to the SSgA Funds or their agents that the requested waiver is warranted. Decisions regarding requested redemption fee waivers shall be made by the SSgA Funds and their agents in accordance with the terms and provisions of the foregoing redemption fee policy.

Shareholders who hold shares through an intermediary with an omnibus account arrangement (such as 401(k) plans and broker-dealer sponsored programs) are generally subject to the redemption fee. However, the ability of the SSgA Funds or their agents to assess a redemption fee on a redemption or exchange by the underlying shareholder of an omnibus account maintained by an intermediary is limited to the extent that individual shareholder's account information is maintained by the intermediary and not by the Funds. While the SSgA Funds and their agents notify all intermediaries with omnibus account arrangements of the Funds' redemption fee policy, some intermediaries are unable or unwilling to assess redemption fees in accordance with that policy and some intermediaries may impose redemption fees in circumstances that differ from those described above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Funds' policy. If you hold your shares of a redemption fee fund through an intermediary that maintains an omnibus account arrangement, you should check with a representative of the intermediary to determine the circumstances in which the redemption fee would be applied upon the redemption of shares of a redemption fee fund by your account.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."


REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below.


Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:


1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Medallion guarantees can usually be obtained from the following sources:


1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.



                                                      REQUIREMENTS FOR
             SELLER                                   WRITTEN REQUESTS
             ------                                   ----------------
Owner of individual, joint, sole            -  Letter of instruction, signed by
proprietorship, UGMA/UTMA                      all persons authorized to sign
(custodial accounts for minors) or             for the account stating general
general partner accounts                       titles/capacity, exactly as the
                                               account is registered; and
                                            -  Medallion guarantee, if
                                               applicable (see above).



                                                      REQUIREMENTS FOR
             SELLER                                   WRITTEN REQUESTS
             ------                                   ----------------

Owners of corporate or association          -  Letter of instruction signed by
accounts                                       authorized person(s), stating
                                               capacity as indicated by the
                                               corporate resolution;
                                            -  Corporate resolution, certified
                                               within the past 90 days; and
                                            -  Medallion guarantee, if
                                               applicable (see above).

Owners or trustees of trust                 -  Letter of instruction signed by
accounts                                       all trustees;
                                            -  If the trustees are not named in
                                               the, registration, please
                                               provide a copy of the trust
                                               document certified within the
                                               past 60 days; and
                                            -  Medallion guarantee, if
Joint tenancy shareholders whose            -  Letter of instruction signed by
co-tenants are deceased                        surviving tenant(s);
                                            -  Certified copy of the death
                                               certificate; and
                                            -  Medallion guarantee, if
                                               applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES


TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service, although exchanges of shares out of the fund within 60 days of the date of purchase will be subject to the redemption fee. Please refer to the section called "Redemption Fee" under "Redemption of Fund Shares." To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.


MARKET TIMING/EXCESSIVE TRADING


The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) the SSgA Funds impose a redemption fee on short-term transactions in certain funds; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' redemption fee and pricing policies, please refer to the prospectus sections entitled "Redemption Fee" and "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in the financial intermediary accounts or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by a financial intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy. The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by financial intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in financial intermediary accounts.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary
(or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:

- US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

- US over-the-counter equities: Official closing price; last bid price if no closing price;

- Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

-  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

- Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

-  Futures: Settlement price.


If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.


Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and their shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.


Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a Financial Intermediary, that entity will provide this information to you. The SSgA Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.



                                                                    PERIOD ENDED
                                                                     AUGUST 31,
                                                                        2005
                                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD(1)                             $      10.00
                                                                    ============
INCOME FROM OPERATIONS:
  Net investment income (loss)(2)                                            .02
  Net realized and unrealized gain (loss)                                    .61
                                                                    ------------
    Total Income From Operations                                             .63
                                                                    ------------
DISTRIBUTIONS:
  From net investment income                                                  --
  From net realized gain on investments                                       --
                                                                    ------------
    Total Distributions                                                       --
                                                                    ------------
NET ASSET VALUE, END OF PERIOD                                      $      10.63
                                                                    ============
TOTAL RETURN (%)(3)                                                         6.30
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000 omitted)                                 3,370
  Ratios to average net assets (%):(4)
    Operating expenses, net                                                 1.81
    Operating expenses, gross                                               6.14
    Net investment income                                                    .48
  Portfolio turnover (%)(3)                                                95.09


----------

(1) For the period May 11, 2005 (commencement of operation) to August 31, 2005.

(2) Average month-end shares outstanding were used for this calculation.

(3) Periods less than one year are not annualized.

(4) The ratio for periods less than one year are annualized.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                          SSgA Enhanced Small Cap Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund

                        SSgA Directional Core Equity Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                  ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the SSgA Funds' investments is available in annual and semi-annual reports to shareholders. The annual report contains discussions of the market conditions and investment strategies that significantly affected performance during the last fiscal year. The SAI, annual or semi-annual report are available upon request at no charge. To request an SAI, annual or semi-annual report, other information about the SSgA Funds or to make any shareholder inquiry, please contact:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                             SSgA MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                    3
   INVESTMENT OBJECTIVE                                                      3
   PRINCIPAL INVESTMENT STRATEGIES                                           3
   PRINCIPAL RISKS                                                           3
   RISK AND RETURN                                                           5
   PORTFOLIO HOLDINGS                                                        6
FEES AND EXPENSES OF THE FUND                                                6
MANAGEMENT OF THE FUND                                                       7
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS        7
SHAREHOLDER INFORMATION                                                      9
   PURCHASE OF FUND SHARES                                                   9
   REDEMPTION OF FUND SHARES                                                11
   EXCHANGES                                                                13
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS             13
   PRICING OF FUND SHARES                                                   14
   DIVIDENDS AND DISTRIBUTIONS                                              14
   TAXES                                                                    14
FINANCIAL HIGHLIGHTS                                                        16
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                             Back Cover

                              INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed by the fund's trustees without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.


The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, liquidity, market, money market, and sector.


PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.


CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.


LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.


MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.

SECTOR RISK. A fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS

1995    5.76%
1996    5.21%
1997    5.37%
1998    5.30%
1999    4.91%
2000    6.18%
2001    4.01%
2002    1.57%
2003    0.84%
2004    1.01%


Best Quarter -- September 30, 2000:   1.59%
Worst Quarter -- June 30, 2004:       0.18%
Year-to-Date -- September 30, 2005:   1.98%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:


                                          1 YEAR        5 YEARS       10 YEARS
                                          ------        -------       --------
Money Market Fund                          1.01%         2.70%          3.99%
Citigroup 3-month
   Treasury Bill Index                     1.24%         2.79%          4.00%


The returns would have been lower without the contractual expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                       CURRENT         EFFECTIVE
                                                       -------         ---------
Money Market Fund                                       1.83%            1.85%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
            Maximum Sales Charge (Load) Imposed on Purchases                          None
            Maximum Deferred Sales Charge (Load)                                      None
            Maximum Sales Charge (Load) Imposed on Reinvested Dividends
               or Other Distributions                                                 None
            Redemption Fee                                                            None
            Exchange Fee                                                              None
            Maximum Account Fee                                                       None
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
            Management Fee                                                             .25%
            Distribution and Service (12b-1) Fees(1)                                   .09%
            Other Expenses                                                             .08%
                                                                                      ----
            Total Annual Fund Operating Expenses                                       .42%
                                                                                      ----
            Less Contractual Expense Reimbursement(2)                                 (.02)%
                                                                                      ----
            Net Annual Fund Operating Expenses                                         .40%
                                                                                      ====


----------
(1) The stated fee includes .03% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees.

(2) The Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2006.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

            1 YEAR           3 YEARS           5 YEARS         10 YEARS
            ------           -------           -------         --------
             $ 41             $ 133            $ 233            $ 528
             ====             =====            =====            =====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.23%, after fee reimbursements, of the average daily net asset value of the fund.

      ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.


Purchase orders in good form (described below) and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase. All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed. Check deposits start to earn dividends the following business day.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

       REGULAR MAIL:         REGISTERED, EXPRESS OR CERTIFIED MAIL:
       -------------         --------------------------------------
         SSgA Funds                        SSgA Funds
        P.O. Box 8317                    66 Brooks Drive
    Boston, MA 02266-8317              Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

      State Street Bank and Trust Company
      225 Franklin Street, Boston, MA 02110
      ABA #0110-0002-8
      DDA #9904-631-0
      SSgA (Name of Fund) Fund(s)
      Account Number and Registration
      Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day but may take up to seven business days. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:


1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Medallion guarantees can usually be obtained from the following sources:


1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.



               SELLER                                     REQUIREMENTS FOR WRITTEN REQUESTS
------------------------------------    ---------------------------------------------------------------
Owner of individual, joint, sole        -     Letter of instruction, signed by all persons authorized
proprietorship, UGMA/UTMA (custodial          to sign for the account stating general titles/capacity,
accounts for minors) or general               exactly as the account is registered; and
partner accounts                        -     Medallion guarantee, if applicable (see above).

Owners of corporate or association      -     Letter of instruction signed by authorized person(s),
accounts                                      stating capacity as indicated by the corporate resolution;
                                        -     Corporate resolution, certified within the past 90 days;
                                              and
                                        -     Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts    -     Letter of instruction, signed by all trustees;
                                        -     If the trustees are not named in the registration, please
                                              provide a copy of the trust document certified within the
                                              past 60 days; and
                                        -     Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose        -     Letter of instruction signed by surviving tenant(s);
co-tenants are deceased                 -     Certified copy of the death certificate; and
                                        -     Medallion guarantee, if applicable (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or
(3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.


TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. The fund does not anticipate material distributions of qualified dividends or long-term capital gains.


The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.



                                                                     FISCAL YEARS ENDED AUGUST 31,
                                                -----------------------------------------------------------------------
                                                   2005           2004           2003           2002           2001
                                                -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    1.0000    $    1.0000    $    1.0000    $    1.0000    $    1.0000
                                                -----------    -----------    -----------    -----------    -----------
INCOME FROM OPERATIONS:
   Net investment income                              .0218          .0076          .0104          .0196          .0518
DISTRIBUTIONS:
   From net investment income                        (.0218)        (.0076)        (.0104)        (.0196)        (.0518)
                                                -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $    1.0000    $    1.0000    $    1.0000    $    1.0000    $    1.0000
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (%)                                       2.20            .77           1.05           1.98           5.31
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)       7,575,574      8,146,933     10,744,370     10,657,389     10,724,407
   Ratios to average net assets (%):
     Operating expenses, net                            .40            .40            .40            .39            .38
     Operating expenses, gross                          .42            .40            .42            .39            .38
     Net investment income                             2.14            .76           1.04           1.95           5.14

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                          SSgA Enhanced Small Cap Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund

                        SSgA Directional Core Equity Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. The SAI, annual or semi-annual report are available upon request at no charge. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                         SSgA TAX FREE MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                    3
   INVESTMENT OBJECTIVES                                                     3
   PRINCIPAL INVESTMENT STRATEGIES                                           3
   PRINCIPAL RISKS                                                           3
   TEMPORARY DEFENSIVE POSITION                                              4
   RISK AND RETURN                                                           5
   PORTFOLIO HOLDINGS                                                        6
FEES AND EXPENSES OF THE FUND                                                6
MANAGEMENT OF THE FUND                                                       7
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS        7
SHAREHOLDER INFORMATION                                                      8
   PURCHASE OF FUND SHARES                                                   8
   REDEMPTION OF FUND SHARES                                                10
   EXCHANGES                                                                12
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS             12
   PRICING OF FUND SHARES                                                   13
   DIVIDENDS AND DISTRIBUTIONS                                              13
   TAXES                                                                    13
FINANCIAL HIGHLIGHTS                                                        15
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                             Back Cover

                              INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVES

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.


The Tax Free MM Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper. Under normal market conditions, 100% of the Tax Free MM Fund will be invested in such securities, but in no event less than 80% in accordance with its fundamental investment objective.

The Tax Free MM Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.


PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.


INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.


INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.


MUNICIPAL OBLIGATIONS RISK. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.


TEMPORARY DEFENSIVE POSITION

TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. Under normal market conditions, a fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. This temporary defensive strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. When investing for defensive purposes, a fund may not achieve its investment objective.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART]

                              ANNUAL TOTAL RETURNS

1995    3.41%
1996    2.93%
1997    3.07%
1998    2.97%
1999    2.77%
2000    3.62%
2001    2.34%
2002    1.04%
2003    0.49%
2004    0.68%

Best Quarter -- June 30, 2000:                0.95%
Worst Quarter -- September 30, 2003:          0.07%
Year-to-Date -- September 30, 2005:           1.30%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                              1 YEAR    5 YEAR    10 YEARS
                                              ------    ------    --------
Tax Free Money
   Market Fund                                 0.68%     1.63%       2.32%

iMoney Net Tax
   Free Average                                0.66%     1.58%       2.32%

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                         CURRENT     EFFECTIVE
                                                         -------     ---------
Tax Free Money Market Fund                                 1.29%        1.49%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                 Maximum Sales Charge (Load) Imposed on Purchases                               None
                 Maximum Deferred Sales Charge (Load)                                           None
                 Maximum Sales Charge (Load) Imposed on Reinvested Dividends
                    or Other Distributions                                                      None
                 Redemption Fee                                                                 None
                 Exchange Fee                                                                   None
                 Maximum Account Fee                                                            None
          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                 Management Fee                                                                  .25%
                 Distribution and Service (12b-1) Fees(1)                                        .21%
                 Other Expenses                                                                  .08%
                                                                                                ----
                 Total Annual Fund Operating Expenses                                            .54%
                                                                                                ====


----------
(1) The stated fee includes .02% for 12b-1 Distribution and .09% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

          1 YEAR           3 YEARS           5 YEARS         10 YEARS
          ------           -------           -------         --------
           $ 55             $ 173             $ 302            $ 677
          ======           =======           =======         ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund.

                          ADDITIONAL INFORMATION ABOUT
                         THE FUND'S INVESTMENT POLICIES
                                    AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations. Variable and floating rate securities are subject to interest rate and credit/default risks.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.


                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.


PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form

(described below) for fund shares by check or by wire transfer must be received prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day. All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed.

Purchase orders in good form (described below) and payment received by the Transfer Agent by 12 noon Eastern time will receive that day's net asset value and earn the dividend on the date of purchase; and (2) at or after 12 noon but before 4 p.m. Eastern time will receive that day's net asset value but will not earn the dividend declared on the date of purchase. All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed. Check deposits start to earn dividends the following business day.


ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed Application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

             REGULAR MAIL:          REGISTERED, EXPRESS OR CERTIFIED MAIL:
             -------------          --------------------------------------
              SSgA Funds                       SSgA Funds
             P.O. Box 8317                   66 Brooks Drive
         Boston, MA 02266-8317             Braintree, MA 02184


All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.


FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

     State Street Bank and Trust Company
     225  Franklin Street, Boston, MA 02110
     ABA  #0110-0002-8
     DDA  #9904-631-0
     SSgA (Name of Fund) Fund(s)
     Account Number and Registration
     Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.


AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received by the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

On Federal Reserve holidays, redemption proceeds ordinarily will be wired the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

CHECKWRITING SERVICE. If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

Requests received via telephone prior to 12 noon Eastern time will be sent after the close of the fund on the same day according to pre-designated instructions. Requests received after 12 noon Eastern time will be sent the following business day and will receive that day's dividend.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within

60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day but may take up to seven business days. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption with a medallion guarantee will be required if:


1.   Your address of record has changed within the past 60 days;

2.   You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).


Medallion guarantees can usually be obtained from the following sources:


1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.



              SELLER                       REQUIREMENTS FOR WRITTEN REQUESTS
              ------                       ---------------------------------
Owner of individual, joint, sole        -  Letter of instruction, signed by all
proprietorship, UGMA/UTMA (custodial       persons authorized to sign for the
accounts for minors) or general            account stating general
partner accounts                           titles/capacity, exactly as the
                                           account is registered; and

                                        -  Medallion guarantee, if applicable
                                           (see above).

Owners of corporate or association      -  Letter of instruction signed by
accounts                                   authorized person(s), stating
                                           capacity as indicated by the
                                           corporate resolution;

                                        -  Corporate resolution, certified
                                           within the past 90 days; and

                                        -  Medallion guarantee, if applicable
                                           (see above).

Owners or trustees of trust accounts    -  Letter of instruction, signed by all
                                           trustees;

                                        -  If the trustees are not named in the
                                           registration, please provide a copy
                                           of the trust document certified
                                           within the past 60 days; and

                                        -  Medallion guarantee, if applicable
                                           (see above).

Joint tenancy shareholders whose        -  Letter of instruction signed by
co-tenants are deceased                    surviving tenant(s);

                                        -  Certified copy of the death
                                           certificate; and

                                        -  Medallion guarantee, if applicable
                                           (see above).


Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transac tion for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.


For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.


TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. No capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

The fund's distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Distributions by the fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The fund intends to distribute tax-exempt income.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt fund's taxable equivalent yield. You do this by dividing the fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund's dividends as a tax preference item in determining their federal income tax.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.



                                                                       FISCAL YEARS ENDED AUGUST 31,
                                              ---------------------------------------------------------------------------------
                                                  2005             2004             2003             2002             2001
                                              -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD          $      1.0000    $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                              -------------    -------------    -------------    -------------    -------------
INCOME FROM OPERATIONS:
   Net investment income                              .0146            .0048            .0069            .0119            .0305
   Net realized and unrealized gain (loss)               --            .0003               --               --               --
                                              -------------    -------------    -------------    -------------    -------------
     Total From Investment Operations                 .0146            .0051            .0069            .0119            .0305
                                              -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS:
   From net investment income                        (.0146)          (.0048)          (.0069)          (.0119)          (.0305)
   From net realized gain                                --           (.0003)              --               --               --
                                              -------------    -------------    -------------    -------------    -------------
     Total Distributions                             (.0146)          (.0051)          (.0069)          (.0119)          (.0305)
                                              -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD                $      1.0000    $      1.0000    $      1.0000    $      1.0000    $      1.0000
                                              =============    =============    =============    =============    =============
TOTAL RETURN (%)                                       1.47              .50              .69             1.20             3.10
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)         453,917          398,518          445,166          572,360          461,123
   Ratios to average net assets (%)
     Operating expenses, net                            .54              .57              .53              .48              .52
     Operating expenses, gross                          .54              .57              .53              .48              .53
     Net investment income                             1.50              .47              .69             1.17             2.97

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                          SSgA Enhanced Small Cap Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund

                        SSgA Directional Core Equity Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. The SAI, annual or semi-annual report are available upon request at no charge.To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                          SSgA PRIME MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                                     PAGE
                                                                                     ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                               3
   INVESTMENT OBJECTIVE                                                                 3
   PRINCIPAL INVESTMENT STRATEGIES                                                      3
   PRINCIPAL RISKS                                                                      3
   RISK AND RETURN                                                                      5
   PORTFOLIO HOLDINGS                                                                   6
FEES AND EXPENSES OF THE FUND                                                           6
MANAGEMENT OF THE FUND                                                                  7
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT
   POLICIES AND RISKS                                                                   7
SHAREHOLDER INFORMATION                                                                 9
   PURCHASE OF FUND SHARES                                                              9
   REDEMPTION OF FUND SHARES                                                           10
   EXCHANGES                                                                           11
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                        11
   PRICING OF FUND SHARES                                                              12
   DIVIDENDS AND DISTRIBUTIONS                                                         12
   TAXES                                                                               13
FINANCIAL HIGHLIGHTS                                                                   14
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                        Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Prime Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Prime Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, liquidity, market, money market, and sector.


PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.


LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.


MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART]

                              ANNUAL TOTAL RETURNS

1995            6.04%
1996            5.44%
1997            5.60%
1998            5.52%
1999            5.13%
2000            6.40%
2001            4.14%
2002            1.74%
2003            1.03%
2004            1.22%


Best Quarter  -- September 30, 2000:  1.65%
Worst Quarter -- June      30, 2004:  0.23%
Year-to-Date  -- September 30, 2005:  2.14%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                              1 YEAR    5 YEARS     10 YEARS*
                              ------    -------     ---------
Prime Money Market Fund         1.22%      2.89%         4.21%

Citigroup 3-Month
   Treasury Bill                1.24%      2.79%         4.00%

* The returns would have been lower without the contractual management fee waiver and expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                        CURRENT   EFFECTIVE
                                        -------   ---------
Prime Money Market Fund                  2.05%        2.37%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       Maximum Sales Charge (Load) Imposed on Purchases                                                   None
       Maximum Deferred Sales Charge (Load)                                                               None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividends
          or Other Distributions                                                                          None
       Redemption Fee                                                                                     None
       Exchange Fee                                                                                       None
       Maximum Account Fee                                                                                None
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
       Management Fee(1)                                                                                   .15%
       Distribution and Service (12b-1) Fees(2)                                                            .05%
       Other Expenses                                                                                      .07%
                                                                                                          ----
       Total Annual Fund Operating Expenses                                                                .27%
                                                                                                          ----
       Less Contractual Management Fee Waiver and Reimbursement                                           (.07)%
                                                                                                          ----
       Net Annual Fund Operating Expenses                                                                  .20%
                                                                                                          ====


----------
 (1) The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .20% of average daily net assets on an annual basis until December 31, 2006. The annual management fee after waiver and reimbursement is .08%.

 (2) The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                    1 YEAR          3 YEARS        5 YEARS         10 YEARS
                    ------          -------        -------         --------
                    $   20          $    69        $   122         $    314
                    ======          =======        =======         ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.08%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

      ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.


QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.


ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Prime Money Market Fund requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $20 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $15 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 4 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application for each new account, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

1. Completing the SSgA Funds' Institutional Account Application and fax it to
   (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   ABA #0110-0002-8
   DDA# 9904-631-0
   SSgA Prime Money Market Fund
   Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.


MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted. Certified checks are not necessary; however, all checks should be drawn in United States dollars on a United States bank. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 4 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the

Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.


Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. The fund does not anticipate material distributions of qualified dividends or long-term capital gains.


The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.



                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                      ----------------------------------------------------------------------------
                                                         2005            2004             2003            2002            2001
                                                      ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                      ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income                                     .0239           .0095           .0124           .0209           .0535
DISTRIBUTIONS:
   From net investment income                               (.0239)         (.0095)         (.0124)         (.0209)         (.0535)
                                                      ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                        $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                      ============    ============    ============    ============    ============
TOTAL RETURN (%)                                              2.41             .97            1.25            2.11            5.48
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)             11,550,394      12,390,113      11,089,939       6,156,731       4,033,364
   Ratios to average net assets (%):
     Operating expenses, net                                   .20             .20             .20             .20             .20
     Operating expenses, gross                                 .27             .27             .27             .27             .25
     Net investment income                                    2.31             .96            1.21            2.02            5.26

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. The SAI, annual or semi-annual report are available upon request at no charge.To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                          SSgA PRIME MONEY MARKET FUND
                                 CLASS T SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Prime Money Market Fund Class T Shares seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

Class T Shares of the Prime Money Market Fund may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the fund to offer shares (the Financial Intermediary). This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                               PAGE
                                                                               ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                        3
   INVESTMENT OBJECTIVE                                                          3
   PRINCIPAL INVESTMENT STRATEGIES                                               3
   PRINCIPAL RISKS                                                               3
   RISK AND RETURN                                                               5
   PORTFOLIO HOLDINGS                                                            5
FEES AND EXPENSES OF THE FUND                                                    6
MANAGEMENT OF THE FUND                                                           7
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS            7
SHAREHOLDER INFORMATION                                                          9
   PURCHASE AND REDEMPTION OF SHARES                                             9
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                 10
   PRICING OF FUND SHARES                                                       10
   DIVIDENDS AND DISTRIBUTIONS                                                  10
   TAXES                                                                        11
FINANCIAL HIGHLIGHTS                                                            12
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                 Back Cover

                              INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Prime Money Market Fund Class T Shares seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.


The Prime Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Prime Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, liquidity, market, money market, and sector.


PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales.


GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law.

Investments in US government securities may return less than investments in non-government fixed income securities.


INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.


LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.


MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.


SECTOR RISK. A fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares. The average annual total returns for the Class T Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class T Shares of the SSgA Funds do not have the same expenses.

[CHART]

                              ANNUAL TOTAL RETURNS

1995        6.04%
1996        5.44%
1997        5.60%
1998        5.52%
1999        5.13%
2000        6.40%
2001        4.14%
2002        1.74%
2003        1.03%
2004        1.22%


Best Quarter -- September 30, 2000:           1.65%
Worst Quarter -- June 30, 2004:               0.23%
Year-to-Date -- September 30, 2005:           2.14%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                              1 YEAR    5 YEARS    10 YEARS*
                                              ------    -------    ---------
Prime Money Market Fund                        1.22%     2.89%       4.21%

Citigroup 3-Month
   Treasury Bill                               1.24%     2.79%       4.00%

*The returns would have been lower without the contractual management fee waiver and expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                         CURRENT     EFFECTIVE
                                                         -------     ---------
Prime Money Market Fund                                    2.05%        2.37%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                 Maximum Sales Charge (Load) Imposed on Purchases                               None
                 Maximum Deferred Sales Charge (Load)                                           None
                 Maximum Sales Charge (Load) Imposed on Reinvested Dividends
                    or Other Distributions                                                      None
                 Redemption Fee                                                                 None
                 Exchange Fee                                                                   None
                 Maximum Account Fee                                                            None
          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                 Management Fee(1)                                                               .15%
                 Distribution and Service (12b-1) Fees                                           .55%
                 Other Expenses                                                                  .07%
                                                                                                ----
                 Total Annual Fund Operating Expenses                                            .77%
                                                                                                ----
                 Less Contractual Management Fee Waiver and Reimbursement                       (.07)%
                                                                                                ----
                 Net Annual Fund Operating Expenses                                              .70%
                                                                                                ====


----------
  (1) The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .80% of average daily net assets on an annual basis until December 31, 2006. The annual management fee after waiver and reimbursement is .08%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
                    $   72   $   228   $   399   $    926
                    ======   =======   =======   ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.08%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

                          ADDITIONAL INFORMATION ABOUT
                    THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

QUALITY OF SECURITIES. The fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

SECTION 4(2) COMMERCIAL PAPER. The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay.
Section 4(2) paper will not be subject to the fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class T Shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a bank, broker, recordkeeper or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the fund's behalf. The fund reserves the right to reject any purchase order.

- If you have questions about SSgA Funds or the Class T Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

- If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the fund's shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the fund's Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.

EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. Although the SSgA Funds make every effort to maintain the exchange privilege, the fund reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

-  Be sure to read that fund's prospectus.

-  You must meet the minimum investment amount, if any, of each fund.

- The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, redemption proceeds ordinarily will be sent the next business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemptions proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class T Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.55% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class T Shares are offered without imposition of a front end sales load or contingent deferred sales load. Class T Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class T Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from three different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A wire will be sent for each dividend and capital gain distribution. Distributions will be sent to a pre-designated bank by the payable date.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. The fund does not anticipate material distributions of qualified dividends or long-term capital gains.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


The returns and all other information shown below are for the Institutional Class of the fund that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares.


                                                                     FISCAL YEARS ENDED AUGUST 31,
                                                -----------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    1.0000    $    1.0000    $    1.0000    $    1.0000    $    1.0000
                                                -----------    -----------    -----------    -----------    -----------
INCOME FROM OPERATIONS:
   Net investment income                              .0239          .0095          .0124          .0209          .0535
                                                -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS:
   From net investment income                        (.0239)        (.0095)        (.0124)        (.0209)        (.0535)
                                                -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $    1.0000    $    1.0000    $    1.0000    $    1.0000    $    1.0000
                                                ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (%)                                       2.41            .97           1.25           2.11           5.48
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)      11,550,394     12,390,113     11,089,939      6,156,731      4,033,364
   Ratios to average net assets (%):
     Operating expenses, net                            .20            .20            .20            .20            .20
     Operating expenses, gross                          .27            .27            .27            .27            .25
     Net investment income                             2.31            .96           1.21           2.02           5.26

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

CLASS T SHAREHOLDERS: For shareholder inquiries regarding your Class T Shares or to request additional information on the Class T Shares offered in this prospectus, including the fund's Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.

Statements of Additional Information (SAI) include additional information about the fund. The fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       SSgA US TREASURY MONEY MARKET FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                        3
   INVESTMENT OBJECTIVE                                                          3
   PRINCIPAL INVESTMENT STRATEGIES                                               3
   PRINCIPAL RISKS                                                               3
   RISK AND RETURN                                                               4
   PORTFOLIO HOLDINGS                                                            5
FEES AND EXPENSES OF THE FUND                                                    5
MANAGEMENT OF THE FUND                                                           6
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS            6
SHAREHOLDER INFORMATION                                                          6
   PURCHASE OF FUND SHARES                                                       6
   REDEMPTION OF FUND SHARES                                                     8
   EXCHANGES                                                                     9
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                  9
   PRICING OF FUND SHARES                                                       10
   DIVIDENDS AND DISTRIBUTIONS                                                  10
   TAXES                                                                        10
FINANCIAL HIGHLIGHTS                                                            12
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                  Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market. Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.

The US Treasury Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this prospectus: Money market securities; US government securities, portfolio maturity, and repurchase agreements.

The US Treasury Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, interest rate, market, and money market.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

GOVERNMENT SECURITIES RISK. Investments in US government securities may return less than investments in non-government fixed income securities.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

[CHART]

                              ANNUAL TOTAL RETURNS

1995    6.04%
1996    5.44%
1997    5.60%
1998    5.52%
1999    5.13%
2000    6.40%
2001    4.14%
2002    1.55%
2003    0.94%
2004    1.14%


Best Quarter -- December 31, 2000:    1.59%
Worst Quarter -- June 30, 2004:       0.21%
Year-to-Date -- September 30, 2005:   2.06%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                           1 YEAR   5 YEARS*   10 YEARS*
                                           ------   --------   ---------
US Treasury Money
   Market Fund                               1.14%     2.68%       4.02%

Citigroup 3-Month
   Treasury Bill                             1.24%     2.79%       4.00%

*The returns would have been lower without the contractual expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                             CURRENT    EFFECTIVE
                                             -------    ---------
US Treasury Money Market Fund                   1.84%       2.14%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
             Maximum Sales Charge (Load) Imposed on Purchases                                          None
             Maximum Deferred Sales Charge (Load)                                                      None
             Maximum Sales Charge (Load) Imposed on Reinvested Dividends
                or Other Distributions                                                                 None
             Redemption Fee                                                                            None
             Exchange Fee                                                                              None
             Maximum Account Fee                                                                       None
          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
             Management Fee(1)                                                                          .25%
             Distribution and Service (12b-1) Fees(2)                                                   .04%
             Other Expenses                                                                             .07%
                                                                                                      -----
             Total Annual Fund Operating Expenses                                                       .36%
                                                                                                      -----
             Less Contractual Management Fee Waiver and Reimbursement                                  (.16)%
                                                                                                      -----
             Net Annual Fund Operating Expenses                                                         .20%
                                                                                                      =====


----------
(1) The Advisor has contractually agreed to waive .15% of its .25% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .20% of average daily net assets on an annual basis until December 31, 2006. The annual management fee after waiver and reimbursement is .09%.

(2) The stated fee includes .02% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------
                  $   20   $    97   $   181   $    435
                  ======   =======   =======   ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.09%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

      ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

                             SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global

Markets, LLC (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The US Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $10 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $7.5 million.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 3 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application for each new account, regardless of the investment method. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

1. Completing the SSgA Funds' Institutional Account Application and fax it to
   (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3. Instructing the wiring bank to wire federal funds to:

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110
    ABA #0110-0002-8
    DDA# 9904-631-0
    SSgA US Treasury Money Market Fund
    Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.


MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted. Certified checks are not necessary; however, all checks should be drawn in United States dollars on a United States bank. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 3 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record.

If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


EXCHANGES

EXCHANGE PRIVILEGE. Subject to the fund's minimum investment requirement, investors may exchange their fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Investment Company upon 60 days' notice to shareholders.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the
Plan) under the 1940 Act. The Plan allows a fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. In addition, under the Plan, a fund may pay shareholder servicing fees to various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (referred to as Intermediaries) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.


From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or
(2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of the fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an

Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.


PRICING OF FUND SHARES

The fund determines the price per share once each business day at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.


Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. The fund does not anticipate material distributions of qualified dividends or long-term capital gains.


The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.



                                                                      FISCAL YEARS ENDED AUGUST 31,
                                              ----------------------------------------------------------------------------
                                                  2005            2004            2003            2002            2001
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income                             .0230           .0087           .0113           .0181           .0508
DISTRIBUTIONS:
   From net investment income                       (.0230)         (.0087)         (.0113)         (.0181)         (.0508)
                                              ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                              ============    ============    ============    ============    ============
TOTAL RETURN (%)                                      2.32             .88            1.13            1.83            5.20
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period ($000 omitted)      1,288,079         659,467         874,212       1,265,470       1,845,064
   Ratios to average net assets (%):
     Operating expenses, net                           .20             .20             .20             .20             .20
     Operating expenses, gross                         .36             .36             .36             .36             .37
     Net investment income                            2.39             .86            1.16            1.85            5.09

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investment is available in the fund's annual and semi-annual reports to shareholders. The SAI, annual or semi-annual report are available upon request at no charge.To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       SSgA US TREASURY MONEY MARKET FUND
                                 CLASS T SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

Class T Shares of the US Treasury Money Market Fund may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the fund to offer shares (the Financial Intermediary). This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED DECEMBER 16, 2005

                                TABLE OF CONTENTS


                                                                                     PAGE
                                                                                  ----------
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                              3
   INVESTMENT OBJECTIVE                                                                3
   PRINCIPAL INVESTMENT STRATEGIES                                                     3
   PRINCIPAL RISKS                                                                     3
   RISK AND RETURN                                                                     4
   PORTFOLIO HOLDINGS                                                                  5
FEES AND EXPENSES OF THE FUND                                                          5
MANAGEMENT OF THE FUND                                                                 6
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS                  6
SHAREHOLDER INFORMATION                                                                6
   PURCHASE AND REDEMPTION OF SHARES                                                   6
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                        8
   PRICING OF FUND SHARES                                                              8
   DIVIDENDS AND DISTRIBUTIONS                                                         8
   TAXES                                                                               9
FINANCIAL HIGHLIGHTS                                                                  10
ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS                                       Back Cover

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. The fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market. Because the fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a fund which can invest without limitation in all types of securities.

The US Treasury Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this prospectus: Money market securities; US government securities, portfolio maturity, and repurchase agreements.

The US Treasury Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, interest rate, market, and money market.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

GOVERNMENT SECURITIES RISK. Investments in US government securities may return less than investments in non-government fixed income securities.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.


MONEY MARKET RISK. Investment in a money market fund involves the risk that a fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the fund's overall transactions costs.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.

The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares. The average annual total returns for the Class T Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class T Shares of the SSgA Funds do not have the same expenses.

[CHART]

                              ANNUAL TOTAL RETURNS

1995          6.04%
1996          5.44%
1997          5.60%
1998          5.52%
1999          5.13%
2000          6.40%
2001          4.14%
2002          1.55%
2003          0.94%
2004          1.14%


Best Quarter -- December 31, 2000:           1.59%
Worst Quarter -- June 30, 2004:              0.21%
Year-to-Date -- September 30, 2005:          2.06%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004:

                                                  1 YEAR   5 YEARS*   10 YEARS*
                                                  ------   --------   ---------
US Treasury Money
   Market Fund                                     1.14%     2.68%      4.02%

Citigroup 3-Month
   Treasury Bill                                   1.24%     2.79%      4.00%

*The returns would have been lower without the contractual expense reimbursement.

                                  7-DAY YIELDS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004:

                                                            CURRENT   EFFECTIVE
                                                            -------   ---------
US Treasury Money Market Fund                                1.84%      2.14%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       Maximum Sales Charge (Load) Imposed on Purchases                                                   None
       Maximum Deferred Sales Charge (Load)                                                               None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividends
          or Other Distributions                                                                          None
       Redemption Fee                                                                                     None
       Exchange Fee                                                                                       None
       Maximum Account Fee                                                                                None

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
       Management Fee(1)                                                                                   .25%
       Distribution and Service (12b-1) Fees                                                               .55%
       Other Expenses                                                                                      .07%
                                                                                                          ----
       Total Annual Fund Operating Expenses                                                                .87%
                                                                                                          ----
       Less Contractual Management Fee Waiver and Reimbursement                                           (.16)%
                                                                                                          ----
       Net Annual Fund Operating Expenses                                                                  .71%
                                                                                                          ====


----------
(1) The Advisor has contractually agreed to waive .15% of its .25% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .80% of average daily net assets on an annual basis until December 31, 2005. The annual management fee after waiver and reimbursement is .09%.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
                    ------      -------      -------      --------
                    $   73      $   229      $   400      $    994
                    ======      =======      =======      ========

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2005, the Advisor had over $97 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of November 30, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.09%, after fee waiver and reimbursement, of the average daily net asset value of the fund.

      ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

MONEY MARKET SECURITIES. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

US GOVERNMENT SECURITIES. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street

Global Markets, LLC (the Distributor). Class T Shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a bank, broker, recordkeeper or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the fund's behalf. The fund reserves the right to reject any purchase order.

- If you have questions about SSgA Funds or the Class T Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

- If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the fund's shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the fund's Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.

EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. Although the SSgA Funds make every effort to maintain the exchange privilege, the fund reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

-  Be sure to read that fund's prospectus.

-  You must meet the minimum investment amount, if any, of each fund.

- The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, redemption proceeds ordinarily will be sent the next business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemptions proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.


SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.


DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class T Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.55% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class T Shares are offered without imposition of a front end sales load or contingent deferred sales load. Class T Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class T Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.

PRICING OF FUND SHARES

The fund determines the price per share once each business day at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the fund is computed by adding the value of all securities and other assets of the fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from three different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A wire will be sent for each dividend and capital gain distribution. Distributions will be sent to a pre-designated bank by the payable date.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

If Cash Option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate. The fund does not anticipate material distributions of qualified dividends or long-term capital gains.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.


The returns and all other information shown below are for the Institutional Class of the fund that is not offered in this prospectus. The annual returns for the Class T Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class T Shares.


                                                                             FISCAL YEARS ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------------
                                                         2005            2004            2003            2002            2001
                                                     ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                     ------------    ------------    ------------    ------------    ------------
INCOME FROM OPERATIONS:
   Net investment income                                    .0230           .0087           .0113           .0181           .0508
DISTRIBUTIONS:
   From net investment income                              (.0230)         (.0087)         (.0113)         (.0181)         (.0508)
                                                     ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                       $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                                     ============    ============    ============    ============    ============
TOTAL RETURN (%)                                             2.32             .88            1.13            1.83            5.20
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period ($000 omitted)             1,288,079         659,467         874,212       1,265,470       1,845,064
   Ratios to average net assets (%):
     Operating expenses, net                                  .20             .20             .20             .20             .20
     Operating expenses, gross                                .36             .36             .36             .36             .37
     Net investment income                                   2.39             .86            1.16            1.85            5.09

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

CLASS T SHAREHOLDERS: For shareholder inquiries regarding your Class T Shares or to request additional information on the Class T Shares offered in this prospectus, including the fund's Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.

Statements of Additional Information (SAI) include additional information about the fund. The fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:

                        State Street Global Markets, LLC
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327

The prospectus can be viewed from the SSgA Funds' website at www.ssgafunds.com. You may also order an SAI, annual or semi-annual report through the website.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           SSGA AGGRESSIVE EQUITY FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

  INVESTMENT STRATEGIES                                                                              3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              9
  INVESTMENT RESTRICTIONS                                                                           10
  TEMPORARY DEFENSIVE POSITION                                                                      11
  PORTFOLIO TURNOVER                                                                                11

MANAGEMENT OF THE FUND                                                                              12

  BOARD OF TRUSTEES AND OFFICERS                                                                    12
  COMPENSATION                                                                                      16
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004    17
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            18

INVESTMENT ADVISORY AND OTHER SERVICES                                                              18

  ADVISOR                                                                                           18
  PORTFOLIO MANAGERS                                                                                19
  ADMINISTRATOR                                                                                     20
  CUSTODIAN AND TRANSFER AGENT                                                                      21
  DISTRIBUTOR                                                                                       22
  CODE OF ETHICS                                                                                    22
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          23
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                     24
  LEGAL COUNSEL                                                                                     25

BROKERAGE PRACTICES AND COMMISSIONS                                                                 25

PRICING OF FUND SHARES                                                                              26

TAXES                                                                                               27

CALCULATION OF PERFORMANCE DATA                                                                     28

ADDITIONAL INFORMATION                                                                              29

  SHAREHOLDER MEETINGS                                                                              29
  CAPITALIZATION AND VOTING                                                                         29
  FEDERAL LAW AFFECTING STATE STREET                                                                29
  PROXY VOTING POLICY                                                                               30
  MASSACHUSETTS BUSINESS TRUST                                                                      30

FINANCIAL STATEMENTS                                                                                30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                         31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R) INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is
restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities

(including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US

Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

     2005       2004       2003
     -----------------------------
     147.56%    185.26%    115.51%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The

          Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                            NUMBER OF
                               POSITION(S) WITH SSgA                                                        PORTFOLIOS IN
                               FUNDS;                                                                       FUND COMPLEX
NAME, ADDRESS AND              LENGTH OF TIME                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;  OVERSEEN BY
AGE                            SERVED                         OTHER DIRECTORSHIPS HELD                      TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson               -    Trustee since 1988        -    Vice Chairman, Frank Russell Company      26
909 A Street                   -    Interested Person of           (institutional financial consultant);
Tacoma, WA 98402                    the SSgA Funds (as        -    Chairman of the Board, Frank Russell
Age 66                              defined in the 1940            Trust Company;
                                    Act) due to his           -    Trustee, Frank Russell Investment
                                    employment by the              Company, Russell Investment Funds
                                    parent company of              (registered investment companies);
                                    the Administrator         -    Director, Frank Russell Asset
                               -    Chairman of the                Management (Cayman) II and Frank
                                    Board and President            Russell Asset Management (Cayman)
                               -    Member, Governance             III (general partners of limited
                                    Committee                      partnerships).
                               -    Member, Valuation
                                    Committee

Peter G. Leahy                 -    Trustee since 2005        -    2004 to Present, Executive Vice           26
State Street Financial Center  -    Interested Person of           President, State Street Global
One Lincoln Street                  the SSgA Funds (as             Advisors;
Boston, MA 02111-2900               defined in the 1940       -    1991-2004, Senior Vice President,
Age 45                              Act) due to his                State Street Global Advisors;
                                    employment by the         -    Director, State Street Global
                                    Advisor                        Markets LLC.

INDEPENDENT TRUSTEES


                                                                                                            NUMBER OF
                               POSITION(S) WITH SSgA                                                        PORTFOLIOS IN
                               FUNDS;                                                                       FUND COMPLEX
NAME, ADDRESS AND              LENGTH OF TIME                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;  OVERSEEN BY
AGE                            SERVED                         OTHER DIRECTORSHIPS HELD                      TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
William L. Marshall            -    Trustee since 1988        -    Chief Executive Officer and               26
33 West Court Street           -    Chairman, Audit                President, Wm. L. Marshall
Doylestown, PA 18901                Committee                      Associates, Inc., Wm. L. Marshall
Age 63                         -    Member, Governance             Companies, Inc. and the Marshall
                                    and Nominating                 Financial Group, Inc. (a registered
                                    Committee                      investment advisor and provider of
                               -    Member, Valuation              financial and related consulting
                                    Committee                      services);
                               -    Member, Legal and         -    Certified Financial Planner and
                                    Compliance Committee           Member, Financial Planners
                                                                   Association; and
                                                              -    Registered Representative and
                                                                   Principal for Securities with
                                                                   Cambridge Investment Research, Inc.,
                                                                   Fairfield, Iowa.

Steven J. Mastrovich           -    Trustee since 1988        -    September 2000 to Present, Global         26
623 Clapboardtree Street       -    Member, Audit                  Head of Structured Real Estate, J.P.
Westwood, MA 02090                  Committee                      Morgan Investment Management
Age 49                         -    Member, Governance             (private real estate investment for
                                    and Nominating                 clients primarily outside of the US
                                    Committee                      to locate private real estate
                               -    Member, Valuation              investments in the US);
                                    Committee                 -    January 2000 to September 2000,
                               -    Member, Legal and              Managing Director, HSBC Securities
                                    Compliance Committee           (USA) Inc. (banking and financial
                                                                   services);
                                                              -    From 1998 to 2000, President, Key
                                                                   Global Capital, Inc. (provider of
                                                                   equity and mezzanine capital to real
                                                                   estate industry);
                                                              -    From 1997 to 1998, Partner, Squire,
                                                                   Sanders & Dempsey (law firm); and
                                                              -    From 1994 to 1997, Partner, Brown,
                                                                   Rudnick, Freed & Gesmer (law firm).

Patrick J. Riley               -    Trustee since 1988        -    2003 to Present, Associate Justice,       26
One Corporate Place            -    Member, Audit Committee        Commonwealth of Massachusetts
55 Ferncroft Road              -    Chairman, Governance           Superior Court;
Danvers, MA 01923                   and Nominating Committee  -    1985 to 2002, Partner, Riley, Burke
Age 57                         -    Member, Valuation              & Donahue, L.L.P. (law firm); and
                                    Committee                 -    Director, SSgA Cash Management Fund
                               -    Member, Legal and              plc; and State Street Global
                                    Compliance Committee           Advisors Ireland, Ltd. (investment
                                                                   companies).

Richard D. Shirk               -    Trustee since 1988        -    March 2001 to April 2002, Chairman,       26
1180 Brookgate Way, NE         -    Member, Audit                  Cerulean Companies, Inc. (holding
Atlanta, GA 30319-2877              Committee                      company) (Retired);
Age 60                         -    Member, Governance        -    1996 to March 2001, President and
                                    and Nominating                 Chief Executive Officer, Cerulean
                                    Committee                      Companies, Inc. (holding company);
                               -    Member, Valuation         -    1992 to March 2001, President and
                                    Committee                      Chief Executive Officer, Blue
                               -    Member, Legal and              Cross/Blue Shield of Georgia (trade
                                      Compliance Committee           association for independent Blue
                                                                   Cross and Blue Shield health care
                                                                   plans);
                                                              -    1993 to November 2001, Chairman and
                                                                   Board Member, Georgia Caring for
                                                                   Children Foundation (private
                                                                   foundation);
                                                              -    November 1998 to Present, Board
                                                                   Member, Healthcare Georgia
                                                                   Foundation (private foundation); and
                                                              -    September 2002 to Present, Board
                                                                   Member, Amerigroup Corp. (managed
                                                                   health care).

Bruce D. Taber                 -    Trustee since 1991        -    Consultant, Computer Simulation,          26
26 Round Top Road              -    Member, Audit                  General Electric Industrial Control
Boxford, MA 01921                   Committee                      Systems (diversified technology and
Age 62                         -    Member, Governance             services company); and
                                    and Nominating            -    Director, SSgA Cash Management Fund
                                    Committee                      plc and State Street Global Advisors
                               -    Chairman, Valuation            Ireland, Ltd. (investment companies).
                                    Committee
                               -    Member, Legal and
                                    Compliance Committee

Henry W. Todd                  -    Trustee since 1988        -    Chairman, President and CEO, A.M.         26
150 Domorah Drive              -    Alternate Chairman,            Todd Group, Inc. (flavorings
Montgomeryville, PA 18936           Audit Committee                manufacturer);
Age 58                         -    Member, Governance        -    President and CEO, Zink & Triest
                                    and Nominating                 Co., Inc. (dealer in vanilla
                                    Committee                      flavoring); and
                               -    Member, Valuation         -    Director, SSgA Cash Management Fund
                                    Committee                      plc and State Street Global Advisors
                               -    Chairman, Legal and            Ireland, Ltd. (investment companies).
                                    Compliance Committee


PRINCIPAL OFFICERS

                               POSITION(S) WITH SSgA
                               FUNDS;
NAME, ADDRESS AND              LENGTH OF TIME
AGE                            SERVED                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
James Ross                     -    Vice President since      -    2005 to Present, President, SSgA
State Street Financial Center       2002                           Funds Management, Inc. (investment
One Lincoln Street             -    Principal Executive            advisor)
Boston, MA 02111-2900               Officer since 2005        -    2001 to 2005, Principal, SSgA Funds
Age 40                                                             Management, Inc.;
                                                              -    2000 to Present, Principal, State
                                                                   Street Global Advisors (investment
                                                                   management);
                                                              -    1992 to 2000, Vice President, State
                                                                   Street Corporation (diversified
                                                                   financial services);
                                                              -    2000 to Present, Vice President,
                                                                   streetTRACKS Series Trust (registered
                                                                   investment company).

Mark E. Swanson                -    Treasurer and             -    Director - Investment Operations,
909 A Street                        Principal Accounting           Frank Russell Investment Management
Tacoma, WA 98402                    Officer since 2000             Company (investment management) and
Age 42                                                             Frank Russell Trust Company (trust
                                                                   company);
                                                              -    Treasurer and Chief Accounting
                                                                   Officer, Frank Russell Investment
                                                                   Company and Russell Investment Funds
                                                                   (registered investment companies);
                                                                   and
                                                              -    Director, Russell Fund Distributors,
                                                                   Inc. and Frank Russell Investment
                                                                   Management Company.

Peter A. Ambrosini             -    Chief Compliance          -    February 2001 to present, Senior
State Street Financial Center       Officer since 2004             Principal, Chief Compliance and Risk
One Lincoln Street                                                 Management Officer, State Street
Boston, MA 02111-2900                                              Global Advisors;
Age 62                                                        -    2001 to present, Chief Compliance
                                                                   Officer, SSgA Funds Management,
                                                                   Inc.; and
                                                              -    September 1985 to February 2001,
                                                                   Managing Director, Regulatory
                                                                   Compliance Consulting Group,
                                                                   PricewaterhouseCoopers.

Deedra S. Walkey               -    Secretary and Chief       -    Assistant Secretary and Associate
909 A Street                        Legal Officer since            General Counsel, Frank Russell
Tacoma, WA 98402                    2005                           Company (institutional financial
Age 41                                                             consultant); Frank Russell Investment
                                                                   Management Company (investment
                                                                   management); Frank Russell Trust
                                                                   Company, and Russell Insurance Agency
                                                                   Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
             NAME/POSITION           COMPENSATION FROM FUND             TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman
     of the Board and President                  None                      None
     William L. Marshall, Trustee           $   2,228               $   145,164
     Steven J. Mastrovich, Trustee          $   2,220               $   142,337
     Patrick J. Riley, Trustee              $   2,219               $   141,836
     Richard D. Shirk, Trustee              $   2,221               $   142,175
     Bruce D. Taber, Trustee                $   2,225               $   144,454
     Henry W. Todd, Trustee                 $   2,238               $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000

                            International Stock Selection
                            Fund                               $50,001-$100,000
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000
                            Small Cap Fund                     Over $100,000
                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--32.98%

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--25.45%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--23.47%

- Windcove, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--7.23%

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008-3908--5.14%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $    481,036   $    589,657   $    475,666


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $    131,761   $     33,978   $     89,763


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005



                  NUMBER OF   ASSETS         NUMBER OF   ASSETS                      ASSETS
                  REGISTERED  UNDER          POOLED      UNDER                       UNDER
PORTFOLIO         INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
Brian Shannahan   10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Nick DePeyster    10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Mike Arone        10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Anna Mitelman
 Lester           10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Jim Johnson       10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63



                      OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brian Shannahan                Aggressive Equity                  $100,0001-$500,000

                               Directional Core Equity            $50,001-$100,000

Nick DePeyster                 N/A                                N/A

Mike Arone                     N/A                                N/A

Anna Mitelman Lester           N/A                                N/A

Jim Johnson                    N/A                                N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $     50,284   $     54,032   $     50,752


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $     66,706   $     78,086   $     31,691


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                               $   3,074
     Printing                                  $     405
     Compensation to Dealers                   $  52,565
     Compensation to Sales Personnel           $   5,988
     Other(1)                                  $   4,674


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $     16,002   $     19,659   $      3,380


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:

     2005              2004              2003
     ---------------------------------------------------
     $       232,729   $       554,427   $       313,782


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


     2005              2004              2003
     ---------------------------------------------------
     $             0   $             0   $         1,449


Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2005, the percentage of brokerage commissions received by an affiliated broker/deal amounted to ___% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0% for the fiscal year ended August 31, 2005.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                        PRINCIPAL    COMMISSIONS
                                          ($000)       ($000)
                                        ------------------------
     Investment Technology Group          90,164         56
     Lehman Brothers, Inc.                19,603         42
     Morgan Stanley Dean Witter           14,471          9
     UBS Securities LLC                   11,614         15
     Credit Suisse First Boston           11,609         18
     Instinet Clearing Services, Inc.      9,369         --
     Fidelity                              7,559          9
     Goldman Sachs                         6,277         13
     Liquidnet, Inc.                       6,190         --
     Citigroup Global Markets, Inc.        3,012         11
     Standard & Poor's Securities             --         10
     Bridge Trading                           --          7


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                    P(1+T)(TO THE POWER OF n) = ERV

     where: P =     a hypothetical initial payment of $1,000
            T =     average annual total return
            n =     number of years
            ERV =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                    P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where: P =           a hypothetical initial payment of $1,000
            T =           average annual total return (after taxes on
                          distributions)
            n =           number of years
            ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


     ONE YEAR ENDING    FIVE YEARS ENDING    INCEPTION TO
     AUGUST 31, 2005    AUGUST 31, 2005      AUGUST 31, 2005(1)
     ----------------------------------------------------------
         13.16%              (3.12)%              13.36%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

----------
(1) Annualized. The fund commenced operations on December 30, 1998.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

              APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors'liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           SSGA AGGRESSIVE EQUITY FUND

                                 CLASS R SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
   INVESTMENT RESTRICTIONS                                                                                10
   TEMPORARY DEFENSIVE POSITION                                                                           11
   PORTFOLIO TURNOVER                                                                                     11

MANAGEMENT OF THE FUND                                                                                    12

   BOARD OF TRUSTEES AND OFFICERS                                                                         12
   COMPENSATION                                                                                           16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004         17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    18

   ADVISOR                                                                                                18
   PORTFOLIO MANAGERS                                                                                     19
   ADMINISTRATOR                                                                                          20
   CUSTODIAN AND TRANSFER AGENT                                                                           21
   DISTRIBUTOR                                                                                            22
   CODE OF ETHICS                                                                                         22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          24
   LEGAL COUNSEL                                                                                          24

BROKERAGE PRACTICES AND COMMISSIONS                                                                       24

PRICING OF FUND SHARES                                                                                    26

TAXES                                                                                                     27

CALCULATION OF PERFORMANCE DATA                                                                           28

ADDITIONAL INFORMATION                                                                                    29

   SHAREHOLDER MEETINGS                                                                                   29
   CAPITALIZATION AND VOTING                                                                              29
   FEDERAL LAW AFFECTING STATE STREET                                                                     29
   PROXY VOTING POLICY                                                                                    29
   MASSACHUSETTS BUSINESS TRUST                                                                           30

FINANCIAL STATEMENTS                                                                                      30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                   DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R) INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is
restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities

(including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US

Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the fiscal years ended August 31:

     2005                              2004
     -------------------------------------------------
     147.56%                           185.26%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The

          Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor

INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
Age 49                          Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                Committee                 HSBC Securities (USA) Inc. (banking and financial
                           -    Member, Valuation         services);
                                Committee            -    From 1998 to 2000, President, Key Global Capital,
                           -    Member, Legal and         Inc. (provider of equity and mezzanine capital to
                                Compliance                real estate industry);
                                Committee            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and       -    1992 to March 2001, President and Chief Executive
                                Nominating                Officer, Blue Cross/Blue Shield of Georgia (trade
                                Committee                 association for independent Blue Cross and Blue
                           -    Member, Valuation         Shield health care plans);
                                Committee            -    1993 to November 2001, Chairman and Board Member,
                           -    Member, Legal and         Georgia Caring for Children Foundation (private
                                Compliance                foundation);
                                Committee            -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville, PA             Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                           Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS

                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA 02111-2900                                          -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                    Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                                           FISCAL 2005 TOTAL
                                                                                       COMPENSATION FROM FUND AND
                                                         FISCAL 2005 AGGREGATE            FUND COMPLEX PAID TO
                      NAME/POSITION                      COMPENSATION FROM FUND                 TRUSTEES
     ------------------------------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman of the Board and
     President                                                        None                            None
     William L. Marshall, Trustee                             $      2,228                  $      145,164
     Steven J. Mastrovich, Trustee                            $      2,220                  $      142,337
     Patrick J. Riley, Trustee                                $      2,219                  $      141,836
     Richard D. Shirk, Trustee                                $      2,221                  $      142,175
     Bruce D. Taber, Trustee                                  $      2,225                  $      144,454
     Henry W. Todd, Trustee                                   $      2,238                  $      150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND      INVESTMENT COMPANIES
Lynn L. Anderson, Trustee        Disciplined Equity Fund         $10,001-$50,000     $50,001-$100,000
                                 Small Cap Fund                  $10,001-$50,000

William L. Marshall, Trustee     Core Opportunities Fund         $10,001-$50,000     Over $100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Aggressive Equity Fund          $10,001-$50,000
                                 Emerging Markets Fund           $10,001-$50,000

Steven J. Mastrovich, Trustee    S&P 500 Index Fund              $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee        Special Equity Fund             $10,001-$50,000     Over $100,000

                                 Aggressive Equity Fund          $10,001-$50,000
                                 International Stock Selection   $50,001-$100,000
                                 Fund
                                 Emerging Markets Fund           $50,001-$100,000
                                 Core Opportunities Fund         Over $100,000
                                 Small Cap Fund                  Over $100,000
                                 Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee        Special Equity Fund             $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee          Bond Market Fund                $10,001-$50,000     $50,001-$100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Small Cap Fund                  $0-$10,000

Henry W. Todd, Trustee           All Funds                       $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Hartford Life Insurance Company Separate Account PO Box 2999, Hartford, CT 06104-2999--88.86%

- NFS LLC FEBO, State Street Bank and Trust Company Trustee, 202 Terry Road, Hartford, CT 06105-1113--5.11%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


     2005                              2004
     -------------------------------------------------
     $   481,036                       $   589,657



The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2006. This reimbursement amounted to $131,761 in fiscal 2005, and $33,978 in fiscal 2004.


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF   ASSETS         NUMBER OF   ASSETS                      ASSETS
                  REGISTERED  UNDER          POOLED      UNDER                       UNDER
PORTFOLIO         INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
Brian Shannahan   10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Nick DePeyster    10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Mike Arone        10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Anna Mitelman
 Lester           10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Jim Johnson       10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63



              OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brian Shannahan                Aggressive Equity                  $100,0001-$500,000

                               Directional Core Equity            $50,001-$100,000

Nick DePeyster                 N/A                                N/A

Mike Arone                     N/A                                N/A

Anna Mitelman Lester           N/A                                N/A

Jim Johnson                    N/A                                N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


     2005                              2004
     -------------------------------------------------
     $   50,284                        $   54,032


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


     2005                              2004
     -------------------------------------------------
     $    0                            $    0



Through December 31, 2006, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2005, and $0 in fiscal 2004.


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                                      $       0
     Printing                                         $       0
     Compensation to Dealers                          $       0
     Compensation to Sales Personnel                  $       0
     Other(1)                                         $       0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


     2005                              2004
     -------------------------------------------------
     $   64                            $   2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:


     2005                              2004
     -------------------------------------------------
     $   232,729                       $   554,427


Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:


     2005                              2004
     -------------------------------------------------
     $   0                             $   0


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:

                                                             PRINCIPAL              COMMISSIONS
                                                              ($000)                  ($000)
                                                             ----------------------------------
     Investment Technology Group                                90,164                       56
     Lehman Brothers, Inc.                                      19,603                       42
     Morgan Stanley Dean Witter                                 14,471                        9
     UBS Securities LLC                                         11,614                       15
     Credit Suisse First Boston                                 11,609                       18
     Instinet Clearing Services, Inc.                            9,369                       --
     Fidelity                                                    7,559                        9
     Goldman Sachs                                               6,277                       13
     Liquidnet, Inc.                                             6,190                       --
     Citigroup Global Markets, Inc.                              3,012                       11
     Standard & Poor's Securities                                   --                       10
     Bridge Trading                                                 --                        7


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =     a hypothetical initial payment of $1,000
                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


         ONE YEAR ENDING               INCEPTION TO
         AUGUST 31, 2005               AUGUST 31, 2005(1)
         ------------------------------------------------
              12.70%                         10.50%


----------
(1)  Annualized. The fund commenced operations on May 14, 2004.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent

12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.


MASSACHUSETTS BUSINESS TRUST


Massachusetts Business Trust

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              SSGA BOND MARKET FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                  3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                              3

   INVESTMENT STRATEGIES                                                                                      3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                       7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                     10
   INVESTMENT RESTRICTIONS                                                                                   11
   TEMPORARY DEFENSIVE POSITION                                                                              12
   PORTFOLIO TURNOVER                                                                                        12

MANAGEMENT OF THE FUND                                                                                       13

   BOARD OF TRUSTEES AND OFFICERS                                                                            13
   COMPENSATION                                                                                              17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004            18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                    19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                       20

   ADVISOR                                                                                                   20
   PORTFOLIO MANAGERS                                                                                        20
   ADMINISTRATOR                                                                                             21
   CUSTODIAN AND TRANSFER AGENT                                                                              22
   DISTRIBUTOR                                                                                               23
   CODE OF ETHICS                                                                                            24
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                  24
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                             26
   LEGAL COUNSEL                                                                                             26

BROKERAGE PRACTICES AND COMMISSIONS                                                                          26

PRICING OF FUND SHARES                                                                                       27

TAXES                                                                                                        28

CALCULATION OF PERFORMANCE DATA                                                                              29

ADDITIONAL INFORMATION                                                                                       30

   SHAREHOLDER MEETINGS                                                                                      30
   CAPITALIZATION AND VOTING                                                                                 30
   FEDERAL LAW AFFECTING STATE STREET                                                                        30
   PROXY VOTING POLICY                                                                                       31
   MASSACHUSETTS BUSINESS TRUST                                                                              31

FINANCIAL STATEMENTS                                                                                         31

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                                  32

   RATINGS OF DEBT INSTRUMENTS                                                                               32
   RATINGS OF COMMERCIAL PAPER                                                                               32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                   34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     12. Make investments for the purpose of gaining control of an issuer's management.

     13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


          2005              2004             2003
          ------------------------------------------
          356.99%           573.61%          649.90%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                          POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                          FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                   OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                        26
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Trust Company;
Age 66                         (as defined in      -    Trustee, Frank Russell Investment Company, Russell
                               the 1940 Act) due        Investment Funds (registered investment companies);
                               to his employment   -    Director, Frank Russell Asset Management (Cayman)
                               by the parent            II and Frank Russell Asset Management (Cayman) III
                               company of the           (general partners of limited partnerships).
                               Administrator
                          -    Chairman of the
                               Board and
                               President
                          -    Member,
                               Governance
                               Committee
                          -    Member, Valuation
                               Committee

Peter G. Leahy            -    Trustee since 2005  -    2004 to Present, Executive Vice President, State            26
State Street              -    Interested Person        Street Global Advisors;
Financial Center               of the SSgA         -    1991-2004, Senior Vice President, State Street

One Lincoln Street             Funds (as defined        Global Advisors;
Boston, MA 02111-2900          in the 1940 Act)    -    1991 - 2004, Senior Vice President,
Age 45                         due to his               State Street Global Advisors;
                               employment          -    Director, State Street Global Markets LLC.
                               by the Advisor


INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                          POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                          FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                   OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.               26
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 63                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance and           of financial and related consulting services);
                               Nominating          -    Certified Financial Planner and Member, Financial
                               Committee                Planners Association; and
                          -    Member, Valuation   -    Registered Representative and Principal for
                               Committee                Securities with Cambridge Investment Research,
                          -    Member, Legal and        Inc., Fairfield, Iowa.
                               Compliance
                               Committee

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of                   26
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 49                         Governance and           private real estate investments in the US);
                               Nominating          -    January 2000 to September 2000, Managing Director,
                               Committee                HSBC Securities (USA) Inc. (banking and financial
                          -    Member, Valuation        services);
                               Committee           -    From 1998 to 2000, President, Key Global Capital,
                          -    Member, Legal and        Inc. (provider of equity and mezzanine capital to
                               Compliance               real estate industry);
                               Committee           -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth            26
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,

Danvers, MA 01923         -    Chairman,                L.L.P. (law firm); and
Age 57                         Governance and      -    Director, SSgA Cash Management Fund plc; and State
                               Nominating               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee
                          -    Member, Legal and
                               Compliance
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean                26
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 60                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance and           company);
                               Nominating          -    1992 to March 2001, President and Chief Executive
                               Committee                Officer, Blue Cross/Blue Shield of Georgia (trade
                          -    Member, Valuation        association for independent Blue Cross and Blue
                               Committee                Shield health care plans);
                          -    Member, Legal and   -    1993 to November 2001, Chairman and Board Member,
                               Compliance               Georgia Caring for Children Foundation (private
                               Committee                foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric           26
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 62                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance and           Street Global Advisors Ireland, Ltd. (investment
                               Nominating               companies).
                               Committee
                          -    Chairman,
                               Valuation
                               Committee
                          -    Member, Legal and
                               Compliance
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.          26
150 Domorah Drive         -    Alternate                (flavorings manufacturer);
Montgomeryville,               Chairman, Audit     -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                       Committee                in vanilla flavoring); and
Age 58                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance and           Street Global Advisors Ireland, Ltd. (investment
                               Nominating               companies).
                               Committee
                          -    Member, Valuation

                               Committee
                          -    Chairman, Legal
                               and Compliance
                               Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
James Ross                -    Vice President      -    2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street                   since 2002               advisor)
Financial Center          -    Principal           -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street             Executive Officer   -    2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900          since 2005               management);
Age 40                                             -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company);
Age 42                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies); and
                                                   -    Director, Russell Fund Distributors, Inc. and Frank Russell Investment
                                                        Management Company.

Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street                   Officer since 2004       Management Officer, State Street Global Advisors;
Financial Center                                   -    2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                      Inc.; and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                  Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey          -    Secretary and       -    Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                   Chief Legal              Company (institutional financial consultant); Frank Russell Investment
Tacoma, WA 98402               Officer since 2005       Management Company (investment management); Frank Russell Trust
Age 41                                                  Company, and Russell Insurance Agency Inc.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                               FISCAL 2005 TOTAL
                                                           COMPENSATION FROM FUND AND
                                  FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
          NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
     --------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board and
     President                                 None                      None
     William L. Marshall,
     Trustee                             $    2,999                $  145,164
     Steven J. Mastrovich,
     Trustee                             $    2,964                $  142,337
     Patrick J. Riley, Trustee           $    2,962                $  141,836
     Richard D. Shirk, Trustee           $    2,973                $  142,175
     Bruce D. Taber, Trustee             $    2,983                $  144,454
     Henry W. Todd, Trustee              $    3,051                $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT
                                                                               COMPANIES OVERSEEN BY
                                                                               TRUSTEES IN FAMILY OF
TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND    INVESTMENT COMPANIES
Lynn L. Anderson,           Disciplined Equity Fund         $10,001-$50,000    $50,001-$100,000
Trustee                     Small Cap Fund                  $10,001-$50,000

William L. Marshall,        Core Opportunities Fund         $10,001-$50,000    Over $100,000
Trustee                     Disciplined Equity Fund         $10,001-$50,000
                            Aggressive Equity Fund          $10,001-$50,000
                            Emerging Markets Fund           $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund              $50,001-$100,000   $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund             $10,001-$50,000    Over $100,000
                            Aggressive Equity Fund          $10,001-$50,000
                            International Stock Selection   $50,001-$100,000
                            Fund
                            Emerging Markets Fund           $50,001-$100,000
                            Core Opportunities Fund         Over $100,000
                            Small Cap Fund                  Over $100,000
                            Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund             $10,001-$50,000    $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                $10,001-$50,000    $50,001-$100,000
                            Disciplined Equity Fund         $10,001-$50,000
                            Small Cap Fund                  $0-$10,000

Henry W. Todd, Trustee      All Funds                       $0                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--22.98%

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--10.05%

-    Hunter & Co., Anthem Insurance Co., PO Box 9242, Boston, MA
     02209-9242--7.34%

-    Hunter & Co., Amherst Trust Bond Fund, PO Box 9242, Boston, MA
     02209-9242--5.09%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA  02169-7422--5.07%

- Windcove, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--5.01%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005           2004           2003
     ---------------------------------------
     $ 861,267      $ 968,791      $ 931,191


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .50% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2005           2004           2003
     ---------------------------------------
     $ 183,402      $  86,484      $  64,792


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                     NUMBER OF    ASSETS         NUMBER OF
                     REGISTERED   UNDER          POOLED       ASSETS UNDER                  ASSETS UNDER
PORTFOLIO            INVESTMENT   MANAGEMENT     INVESTMENT   MANAGEMENT      OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER              COMPANIES    (IN BILLIONS)  VEHICLES     (IN BILLIONS)   OF ACCOUNTS   (IN BILLIONS)   (IN BILLIONS)
-------------------------------------------------------------------------------------------------------------------------
Susan Reigel         2 funds       $ 0.4           7 funds       $ 4.3        2 accounts      $ 1.0            $ 5.6
Robert Picket, CFA   2 funds       $ 0.4           4 funds       $ 3.6        3 accounts      $ 0.5            $ 4.5
Carlos Coutinho      2 funds       $ 0.4           1 fund        $ 0.2        2 accounts      $ 0.9            $ 1.5


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005           2004           2003
     ---------------------------------------
     $ 120,511      $ 131,814      $ 128,956


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005           2004           2003
     --------------------------------------
     $ 109,793      $  99,801      $ 94,952


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                       $ 14,441
     Printing                          $  1,908
     Compensation to Dealers           $ 52,740
     Compensation to Sales Personnel   $ 29,079
     Other(1)                          $ 11,625


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005           2004           2003
     --------------------------------------
     $  71,770      $  80,751      $ 69,599


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:

                                     PRINCIPAL
                                      ($000)
                                     ---------
     JP Morgan Chase                 1,175,390
     Barclays                          574,793
     Credit Suisse First Boston        481,421
     Goldman Sachs                     357,169
     Citigroup Global Markets, Inc     234,700
     Lehman Brothers, Inc.             151,399
     UBS Securities LLC                123,864
     Morgan Stanley Dean Witter         59,086
     Merrill Lynch                      56,763
     Deutsche Bank                      44,150


The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

          where:  P =             a hypothetical initial payment of $1,000
                  T =             average annual total return
                  n =             number of years
                  ERV =           ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where:  P =             a hypothetical initial payment of $1,000
                  T =             average annual total return (after taxes on
                                  distributions)
                  n =             number of years
                  ATV SUB(D) =    ending value of a hypothetical $1,000 payment
                                  made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


          ONE YEAR ENDING   FIVE YEARS ENDING   INCEPTION TO
          AUGUST 31, 2005   AUGUST 31, 2005     AUGUST 31, 2005(1)
          --------------------------------------------------------
            3.50%             6.56%               5.89%


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                     ---
                      Cd

          where: A =    dividends and interests earned during the period

----------
(1)  Annualized. The fund commenced operations on February 7, 1996.

                  B =    expenses accrued for the period (net of
                         reimbursements);

                  C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                  D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.


The current 30-day yield (annualized) for the fund for the period ended August 31, 2005, was 4.38%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent

12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              SSGA BOND MARKET FUND

                                 CLASS R SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                          3

   INVESTMENT STRATEGIES                                                                                                  3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                                   7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                                 10
   INVESTMENT RESTRICTIONS                                                                                               11
   TEMPORARY DEFENSIVE POSITION                                                                                          12
   PORTFOLIO TURNOVER                                                                                                    12

MANAGEMENT OF THE FUND                                                                                                   13

   BOARD OF TRUSTEES AND OFFICERS                                                                                        13
   COMPENSATION                                                                                                          18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004                        18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                                19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                                   20

   ADVISOR                                                                                                               20
   PORTFOLIO MANAGERS                                                                                                    20
   ADMINISTRATOR                                                                                                         21
   CUSTODIAN AND TRANSFER AGENT                                                                                          22
   DISTRIBUTOR                                                                                                           23
   CODE OF ETHICS                                                                                                        23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                              24
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                                         25
   LEGAL COUNSEL                                                                                                         25

BROKERAGE PRACTICES AND COMMISSIONS                                                                                      25

PRICING OF FUND SHARES                                                                                                   27

TAXES                                                                                                                    28

CALCULATION OF PERFORMANCE DATA                                                                                          28

ADDITIONAL INFORMATION                                                                                                   30

   SHAREHOLDER MEETINGS                                                                                                  30
   CAPITALIZATION AND VOTING                                                                                             30
   FEDERAL LAW AFFECTING STATE STREET                                                                                    30
   PROXY VOTING POLICY                                                                                                   30
   MASSACHUSETTS BUSINESS TRUST                                                                                          31

FINANCIAL STATEMENTS                                                                                                     31

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                                              32

   RATINGS OF DEBT INSTRUMENTS                                                                                           32
   RATINGS OF COMMERCIAL PAPER                                                                                           32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                               34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     12. Make investments for the purpose of gaining control of an issuer's management.

     13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:

        2005                  2004
                              573.61%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.

     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN
                          FUNDS;                                                                             FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988  -    Vice Chairman, Frank Russell Company                    26
909 A Street              -    Interested Person        (institutional financial consultant);
Tacoma, WA 98402               of the SSgA Funds   -    Chairman of the Board, Frank Russell Trust Company;
Age 66                         (as defined in      -    Trustee, Frank Russell Investment Company, Russell
                               the 1940 Act) due        Investment Funds (registered investment companies);
                               to his employment   -    Director, Frank Russell Asset Management (Cayman)
                               by the parent            II and Frank Russell Asset Management (Cayman) III
                               company of the           (general partners of limited partnerships).
                               Administrator
                          -    Chairman of the
                               Board and
                               President
                          -    Member,
                               Governance
                               Committee
                          -    Member, Valuation
                               Committee

Peter G. Leahy            -    Trustee since 2005  -    2004 to Present, Executive Vice President, State        26
State Street              -    Interested Person        Street Global Advisors;
Financial Center               of the SSgA         -    1991-2004, Senior Vice President, State Street

One Lincoln Street             Funds (as defined        Global Advisors;
Boston, MA 02111-2900          in the 1940 Act)    -    1991 - 2004, Senior Vice President,
Age 45                         due to his               Street Global Advisors;
                               employment by the   -    Director, State Street Global Markets LLC.
                               Advisor


INDEPENDENT TRUSTEES


                                                                                                             NUMBER OF
                          POSITION(S) WITH SSgA                                                              PORTFOLIOS IN
                          FUNDS;                                                                             FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988  -    Chief Executive Officer and President, Wm. L.           26
33 West Court Street      -    Chairman, Audit          Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901           Committee                Companies, Inc. and the Marshall Financial Group,
Age 63                    -    Member,                  Inc. (a registered investment advisor and provider
                               Governance and           of financial and related consulting services);
                               Nominating          -    Certified Financial Planner and Member, Financial
                               Committee                Planners Association; and
                          -    Member, Valuation   -    Registered Representative and Principal for
                               Committee                Securities with Cambridge Investment Research,
                          -    Member, Legal and        Inc., Fairfield, Iowa.
                               Compliance
                               Committee

Steven J. Mastrovich      -    Trustee since 1988  -    September 2000 to Present, Global Head of               26
623 Clapboardtree         -    Member, Audit            Structured Real Estate, J.P. Morgan Investment
Street                         Committee                Management (private real estate investment for
Westwood, MA 02090        -    Member,                  clients primarily outside of the US to locate
Age 49                         Governance and           private real estate investments in the US);
                               Nominating          -    January 2000 to September 2000, Managing Director,
                               Committee                HSBC Securities (USA) Inc. (banking and financial
                          -    Member, Valuation        services);
                               Committee           -    From 1998 to 2000, President, Key Global Capital,
                          -    Member, Legal and        Inc. (provider of equity and mezzanine capital to
                               Compliance               real estate industry);
                               Committee           -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988  -    2003 to Present, Associate Justice, Commonwealth        26
One Corporate Place       -    Member, Audit            of Massachusetts Superior Court;
55 Ferncroft Road              Committee           -    1985 to 2002, Partner, Riley, Burke & Donahue,

Danvers, MA 01923         -    Chairman,                L.L.P. (law firm); and
Age 57                         Governance and      -    Director, SSgA Cash Management Fund plc; and State
                               Nominating               Street Global Advisors Ireland, Ltd. (investment
                               Committee                companies).
                          -    Member, Valuation
                               Committee
                          -    Member, Legal and
                               Compliance
                               Committee

Richard D. Shirk          -    Trustee since 1988  -    March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE    -    Member, Audit            Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877         Committee           -    1996 to March 2001, President and Chief Executive
Age 60                    -    Member,                  Officer, Cerulean Companies, Inc. (holding
                               Governance and           company);
                               Nominating          -    1992 to March 2001, President and Chief Executive
                               Committee                Officer, Blue Cross/Blue Shield of Georgia (trade
                          -    Member, Valuation        association for independent Blue Cross and Blue
                               Committee                Shield health care plans);
                          -    Member, Legal and   -    1993 to November 2001, Chairman and Board Member,
                               Compliance               Georgia Caring for Children Foundation (private
                               Committee                foundation);
                                                   -    November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991  -    Consultant, Computer Simulation, General Electric       26
26 Round Top Road         -    Member, Audit            Industrial Control Systems (diversified technology
Boxford, MA 01921              Committee                and services company); and
Age 62                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance and           Street Global Advisors Ireland, Ltd. (investment
                               Nominating               companies).
                               Committee
                          -    Chairman,
                               Valuation
                               Committee
                          -    Member, Legal and
                               Compliance
                               Committee

Henry W. Todd             -    Trustee since 1988  -    Chairman, President and CEO, A.M. Todd Group, Inc.      26
150 Domorah Drive         -    Alternate                (flavorings manufacturer);
Montgomeryville,               Chairman, Audit     -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                       Committee                in vanilla flavoring); and
Age 58                    -    Member,             -    Director, SSgA Cash Management Fund plc and State
                               Governance and           Street Global Advisors Ireland, Ltd. (investment
                               Nominating               companies).
                               Committee
                          -    Member, Valuation

                               Committee
                          -    Chairman, Legal
                               and Compliance
                               Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
James Ross                -    Vice President      -    2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street                   since 2002               advisor)
Financial Center          -    Principal           -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street             Executive Officer   -    2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900          since 2005               management);
Age 40                                             -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                   Principal                Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402               Accounting               company);
Age 42                         Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and Russell Investment Funds (registered investment companies); and
                                                   -    Director, Russell Fund Distributors, Inc. and Frank Russell Investment
                                                        Management Company.
Peter A. Ambrosini        -    Chief Compliance    -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street                   Officer since 2004       Management Officer, State Street Global Advisors;
Financial Center                                   -    2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                      Inc.; and
Boston, MA 02111-2900                              -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                  Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey          -    Secretary and       -    Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                   Chief Legal              Company (institutional financial consultant); Frank Russell Investment
Tacoma, WA 98402               Officer since 2005       Management Company (investment management); Frank Russell Trust
Age 41                                                  Company, and Russell Insurance Agency Inc.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                                                   FISCAL 2005 TOTAL
                                                                                              COMPENSATION FROM FUND AND
                                                FISCAL 2005 AGGREGATE                             FUND COMPLEX PAID TO
                   NAME/POSITION                COMPENSATION FROM FUND                                TRUSTEES
       -----------------------------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman of the
       Board and President                                  None                                            None
       William L. Marshall, Trustee                    $   2,999                                     $   145,164
       Steven J. Mastrovich, Trustee                   $   2,964                                     $   142,337
       Patrick J. Riley, Trustee                       $   2,962                                     $   141,836
       Richard D. Shirk, Trustee                       $   2,973                                     $   142,175
       Bruce D. Taber, Trustee                         $   2,983                                     $   144,454
       Henry W. Todd, Trustee                          $   3,051                                     $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                             AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                                                             TRUSTEES IN FAMILY OF
TRUSTEE                           DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND             INVESTMENT COMPANIES
Lynn L. Anderson, Trustee      Disciplined Equity Fund            $10,001-$50,000            $50,001-$100,000
                               Small Cap Fund                     $10,001-$50,000

William L. Marshall,           Core Opportunities Fund            $10,001-$50,000            Over $100,000
Trustee
                               Disciplined Equity Fund            $10,001-$50,000
                               Aggressive Equity Fund             $10,001-$50,000

                               Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich, Trustee  S&P 500 Index Fund                 $50,001-$100,000           $50,001-$100,000

Patrick J. Riley, Trustee      Special Equity Fund                $10,001-$50,000            Over $100,000
                               Aggressive Equity Fund             $10,001-$50,000
                               International Stock Selection      $50,001-$100,000
                               Fund
                               Emerging Markets Fund              $50,001-$100,000
                               Core Opportunities Fund            Over $100,000
                               Small Cap Fund                     Over $100,000
                               Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                   $10,001-$50,000            $50,001-$100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee         All Funds                          $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--92.95%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal year ended August 31:


        2005                              2004
        -------------------------------------------
        $ 861,267                         $ 968,791



The Advisor has agreed to reimburse the fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2006. This reimbursement amounted to $183,402 in fiscal 2005, and $86,484 in fiscal 2004.


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.





                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                     NUMBER OF    ASSETS         NUMBER OF
                     REGISTERED   UNDER          POOLED       ASSETS UNDER                  ASSETS UNDER
PORTFOLIO            INVESTMENT   MANAGEMENT     INVESTMENT   MANAGEMENT      OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER              COMPANIES    (IN BILLIONS)  VEHICLES     (IN BILLIONS)   OF ACCOUNTS   (IN BILLIONS)   (IN BILLIONS)
-------------------------------------------------------------------------------------------------------------------------
Susan Reigel         2 funds       $ 0.4           7 funds       $ 4.3        2 accounts      $ 1.0            $ 5.6
Robert Picket, CFA   2 funds       $ 0.4           4 funds       $ 3.6        3 accounts      $ 0.5            $ 4.5
Carlos Coutinho      2 funds       $ 0.4           1 fund        $ 0.2        2 accounts      $ 0.9            $ 1.5


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


        2005                              2004
        -------------------------------------------
        $ 120,511                         $ 131,814


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


        2005                              2004
        --------------------------------------
         $ 0                               $ 0



Through December 31, 2006, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2005, and $0 in fiscal 2004.


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                                      $ 0
       Printing                                         $ 0
       Compensation to Dealers                          $ 0
       Compensation to Sales Personnel                  $ 0
       Other(1)                                         $ 0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


        2005                              2004
        --------------------------------------
         $ 5                               $ 2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                                 PRINCIPAL
                                                                  ($000)
                                                           ------------------
       JP Morgan Chase                                          1,175,390
       Barclays                                                   574,793
       Credit Suisse First Boston                                 481,421
       Goldman Sachs                                              357,169
       Citigroup Global Markets, Inc                              234,700
       Lehman Brothers, Inc.                                      151,399
       UBS Securities LLC                                         123,864
       Morgan Stanley Dean Witter                                  59,086
       Merrill Lynch                                               56,763
       Deutsche Bank                                               44,150

The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =          a hypothetical initial payment of $1,000
                    T =          average annual total return
                    n =          number of years
                    ERV =        ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

           where:  P =           a hypothetical initial payment of $1,000
                   T =           average annual total return (after taxes on
                                 distributions)
                   n =           number of years
                   ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                      ---
                       Cd

           where:  A =     dividends and interests earned during the period
                   B =     expenses accrued for the period (net of
                           reimbursements);
                   C =     average daily number of shares outstanding during the
                           period that were entitled to receive dividends; and
                   D =     the maximum offering price per share on the last day
                           of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING              INCEPTION TO
           AUGUST 31, 2005              AUGUST 31, 2005(1)
           -----------------------------------------------
                3.55%                         6.01%



The current 30-day yield (annualized) for the fund for the period ended August 31, 2005, was 4.43%.


----------
(1)  Annualized. The fund commenced operations on May 14, 2004.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              -   Leading market positions in well-established industries.

              -   High rates of return on funds employed.

              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA CORE OPPORTUNITIES FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                             3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                         3

   INVESTMENT STRATEGIES                                                                                 3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                 9
   INVESTMENT RESTRICTIONS                                                                              10
   TEMPORARY DEFENSIVE POSITION                                                                         11
   PORTFOLIO TURNOVER                                                                                   12

MANAGEMENT OF THE FUND                                                                                  12

   BOARD OF TRUSTEES AND OFFICERS                                                                       12
   COMPENSATION                                                                                         17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004       17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                               18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                  19

   ADVISOR                                                                                              19
   PORTFOLIO MANAGERS                                                                                   20
   ADMINISTRATOR                                                                                        21
   CUSTODIAN AND TRANSFER AGENT                                                                         22
   DISTRIBUTOR                                                                                          23
   CODE OF ETHICS                                                                                       23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                             23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                        25
   LEGAL COUNSEL                                                                                        25

BROKERAGE PRACTICES AND COMMISSIONS                                                                     25

PRICING OF FUND SHARES                                                                                  27

TAXES                                                                                                   27

CALCULATION OF PERFORMANCE DATA                                                                         28

ADDITIONAL INFORMATION                                                                                  29

   SHAREHOLDER MEETINGS                                                                                 29
   CAPITALIZATION AND VOTING                                                                            29
   FEDERAL LAW AFFECTING STATE STREET                                                                   30
   PROXY VOTING POLICY                                                                                  30
   MASSACHUSETTS BUSINESS TRUST                                                                         30

FINANCIAL STATEMENTS                                                                                    31

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public--excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions--multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


        2005            2004            2003
        --------------------------------------
        58.97%          57.31%          40.01%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit;
          (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment
                                by the parent
                                company of the

                                Administrator        -    Director, Frank Russell Asset Management
                           -    Chairman of the           (Cayman) II and Frank Russell Asset Management
                                Board and President       (Cayman) III (general partners of limited
                           -    Member, Governance        partnerships).
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor


INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
                                Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                                          HSBC Securities (USA) Inc. (banking and

Age 49                          Committee                 financial services);
                           -    Member, Valuation
                                Committee            -    From 1998 to 2000, President, Key Global Capital,
                           -    Member, Legal and         Inc. (provider of equity and mezzanine capital to
                                Compliance                real estate industry);
                                Committee            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA  01923         -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877         Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and       -    1992 to March 2001, President and Chief Executive
                                Nominating                Officer, Blue Cross/Blue Shield of Georgia (trade
                                Committee                 association for independent Blue Cross and Blue
                           -    Member, Valuation         Shield health care plans);
                                Committee            -    1993 to November 2001, Chairman and Board Member,
                           -    Member, Legal and         Georgia Caring for Children Foundation (private
                                Compliance                foundation);
                                Committee            -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA  01921              Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee

                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville, PA             Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                           Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA  02111-2900                                              (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA  98402                 since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA  02111-                                             -    September 1985 to February 2001, Managing Director, Regulatory

2900                                                                Compliance Consulting Group, PricewaterhouseCoopers.
Age 62

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA  98402                                                   Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                        FISCAL 2005 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                        FISCAL 2005 AGGREGATE           FUND COMPLEX PAID TO
               NAME/POSITION            COMPENSATION FROM FUND                TRUSTEES
       ----------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                  None                           None
       William L. Marshall, Trustee         $     2,849                   $    145,164
       Steven J. Mastrovich, Trustee        $     2,819                   $    142,337
       Patrick J. Riley, Trustee            $     2,822                   $    141,836
       Richard D. Shirk, Trustee            $     2,824                   $    142,175
       Bruce D. Taber, Trustee              $     2,833                   $    144,454
       Henry W. Todd, Trustee               $     2,884                   $    150,873

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                  AGGREGATE DOLLAR RANGE
                                                                                  OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY
                                                                                  TRUSTEES IN FAMILY OF
TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND     INVESTMENT COMPANIES
Lynn L. Anderson, Trustee      Disciplined Equity Fund        $10,001-$50,000     $50,001-$100,000
                               Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee   Core Opportunities Fund        $10,001-$50,000     Over $100,000
                               Disciplined Equity Fund        $10,001-$50,000
                               Aggressive Equity Fund         $10,001-$50,000
                               Emerging Markets Fund          $10,001-$50,000

Steven J. Mastrovich, Trustee  S&P 500 Index Fund             $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee      Special Equity Fund            $10,001-$50,000     Over $100,000
                               Aggressive Equity Fund         $10,001-$50,000
                               International Stock Selection  $50,001-$100,000
                               Fund
                               Emerging Markets Fund          $50,001-$100,000
                               Core Opportunities Fund        Over $100,000
                               Small Cap Fund                 Over $100,000
                               Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund            $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund               $10,001-$50,000     $50,001-$100,000
                               Disciplined Equity Fund        $10,001-$50,000
                               Small Cap Fund                 $0-$10,000

Henry W. Todd, Trustee         All Funds                      $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--32.98%

- Citigroup Institutional Trust Company, FBO CitiStreet Retirement Trust Account, 400 Atrium Drive, Somerset, NJ 08873-4162--16.62%

- Citigroup Institutional Trust Company, Smith Barney 401(k) 400 Atrium Drive, Somerset, NJ 08873-4162--6.48%

- National Financial Services Corporation FBO Our Customers, PO Box 3908, Church Street Station, New York, NY 10008-3908--6.45%

- Charles Schwab & Co., Special Custody Account FBO Our Customers, 101 Montgomery Street, San Francisco, CA 94104-4122--5.05%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


         2005                     2004              2003
         -------------------------------------------------------
         $  1,731,285             $  2,743,602      $  2,663,880


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


         2005                     2004              2003
         -------------------------------------------------------
         $  55,328                $  0              $  42,396

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                      NUMBER OF                       NUMBER OF
                      REGISTERED   ASSETS UNDER       POOLED       ASSETS UNDER                     ASSETS UNDER
PORTFOLIO             INVESTMENT   MANAGEMENT         INVESTMENT   MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
MANAGER               COMPANIES    (IN MILLIONS)      VEHICLES     MILLIONS)        OF ACCOUNTS     (IN MILLIONS)   (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Ken Kubec             2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Bill Page             2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Chris Sunderland      2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Rob Uek               2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

        2005          2004          2003
        -------------------------------------
        $ 102,796     $ 145,403     $ 138,541


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge.  $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


    2005          2004        2003
    -----------------------------------
    $ 120,315     $ 167,611   $ 182,523


For fiscal 2005, these amounts are reflective of the following individual payments:

       Advertising                                   $   12,959
       Printing                                      $    1,717
       Compensation to Dealers                       $   71,220
       Compensation to Sales Personnel               $   15,342
       Other(1)                                      $   19,077


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


    2005           2004         2003
    -------------------------------------
    $  57,691      $  91,474    $  84,148


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


      2005           2004          2003
      ---------------------------------------
      $  334,308     $  550,529    $  401,906


Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal year ended August 31:



      2005           2004
      -----------------------------
      $  0           $  1,421



                                                                 PRINCIPAL   COMMISSIONS
                                                                  ($000)        ($000)
                                                              -----------------------------
       Goldman Sachs                                              94,935         25
       Morgan Stanley Dean Witter                                 83,560         25
       Investment Technology Group                                80,156         46
       Credit Suisse First Boston                                 51,033         52
       Merrill Lynch                                              33,322         42
       Lehman Brothers, Inc.                                      32.471         33
       UBS Securities LLC                                         26,771         32
       Liquidnet, Inc.                                            19,215         11
       Fidelity                                                   12,986         26
       Sanford C. Bernstein & Company                              6,597         --
       Loop Capital Markets LLC                                       --          7

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT     EXPIRATION DATE
                 ------------------------------------
                  $  1,780,728        August 31, 2009
                  $ 17,592,473        August 31, 2010
                  $ 46,439,764        August 31, 2011
                  $ 19,132,187        August 31, 2012
                  $  6,690,205        August 31, 2013





ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                        P(1+T) (TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV=        ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D)=   ending value of a hypothetical $1,000 payment
                                  made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING    FIVE YEARS ENDING   TEN YEARS ENDING
           AUGUST 31, 2005    AUGUST 31, 2005     AUGUST 31, 2005(1)
           ---------------------------------------------------------
              12.47%             (5.37)%              9.27%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

----------
(1)  The fund commenced operations on September 1, 1993.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   - describes its proxy voting procedures to its clients in Part II of its Form ADV;
   -  provides the client with this written proxy policy, upon request;
   - discloses to its clients how they may obtain information on how FM voted the client's proxies;
   -  matches proxies received with holdings as of record date;
   -  reconciles holdings as of record date and rectifies any discrepancies;
   - generally applies its proxy voting policy consistently and keeps records of votes for each client;
   -  documents the reason(s) for voting for all non-routine items; and
   - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

   - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
   -  Approval of auditors
   -  Directors' and auditors' compensation
   -  Directors' liability and indemnification
   -  Discharge of board members and auditors
   -  Financial statements and allocation of income
   - Dividend payouts that are greater than or equal to country and industry standards
   -  Authorization of share repurchase programs
   -  General updating of or corrective amendments to charter
   -  Change in Corporation Name
   -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

   - Capitalization changes which eliminate other classes of stock and voting rights
   - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
   - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
   -  Elimination of "poison pill" rights
   - Stock purchase plans with an exercise price of not less that 85% of fair market value
   -  Stock option plans which are incentive based and not excessive
   -  Other stock-based plans which are appropriately structured
   -  Reductions in super-majority vote requirements
   -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

   - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
   - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
   - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
   - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
   -  Elimination of Shareholders' Right to Call Special Meetings
   -  Establishment of classified boards of directors
   - Reincorporation in a state which has more stringent anti-takeover and related provisions
   - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
   -  Excessive compensation

   - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
   -  Adjournment of Meeting to Solicit Additional Votes
   - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
   - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

   - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
   - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
   - Against offers when there are prospects for an enhanced bid or other bidders
   - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   -  Requirements that auditors attend the annual meeting of shareholders
   - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
   - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
   -  Mandates that amendments to bylaws or charters have shareholder approval
   -  Mandates that shareholder-rights plans be put to a vote or repealed
   -  Establishment of confidential voting
   - Expansions to reporting of financial or compensation-related information, within reason
   -  Repeals of various anti-takeover related provisions
   -  Reduction or elimination of super-majority vote requirements
   -  Repeals or prohibitions of "greenmail" provisions
   -  "Opting-out" of business combination provisions
   - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation -- committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

   - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
   - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
   - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

   - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

   -  Limits to tenure of directors
   - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
   -  Restoration of cumulative voting in the election of directors
   - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
   - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
   -  Proposals which require inappropriate endorsements or corporate actions
   - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
   - Proposal asking companies to adopt full tenure holding periods for their executives
   - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA CORE OPPORTUNITIES FUND

                                 CLASS R SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

  INVESTMENT STRATEGIES                                                                                3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                 6
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                9
  INVESTMENT RESTRICTIONS                                                                             10
  TEMPORARY DEFENSIVE POSITION                                                                        11
  PORTFOLIO TURNOVER                                                                                  12

MANAGEMENT OF THE FUND                                                                                12

  BOARD OF TRUSTEES AND OFFICERS                                                                      12
  COMPENSATION                                                                                        17
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004      17
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                19

  ADVISOR                                                                                             19
  PORTFOLIO MANAGERS                                                                                  19
  ADMINISTRATOR                                                                                       20
  CUSTODIAN AND TRANSFER AGENT                                                                        21
  DISTRIBUTOR                                                                                         22
  CODE OF ETHICS                                                                                      23
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            23
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                       24
  LEGAL COUNSEL                                                                                       25

BROKERAGE PRACTICES AND COMMISSIONS                                                                   25

PRICING OF FUND SHARES                                                                                26

TAXES                                                                                                 27

CALCULATION OF PERFORMANCE DATA                                                                       28

ADDITIONAL INFORMATION                                                                                29

  SHAREHOLDER MEETINGS                                                                                29
  CAPITALIZATION AND VOTING                                                                           29
  FEDERAL LAW AFFECTING STATE STREET                                                                  29
  PROXY VOTING POLICY                                                                                 30
  MASSACHUSETTS BUSINESS TRUST                                                                        30

FINANCIAL STATEMENTS                                                                                  30

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public--excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions--multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the fiscal years ended August 31:


     2005                              2004
     -----------------------------------------
      58.97%                            57.31%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                               NUMBER OF
                          POSITION(S) WITH SSgA                                                                PORTFOLIOS IN
                          FUNDS;                                                                               FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                   TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988     -  Vice Chairman, Frank Russell Company                    26
909 A Street              -  Interested Person of      (institutional financia consultant);
Tacoma, WA 98402             the SSgA Funds (as     -  Chairman of the Board, Frank Russell Trust Company;
Age 66                       defined in the 1940    -  Trustee, Frank Russell Investment Company, Russell
                             Act) due to his           Investment Funds (registered investment companies);
                             employment by the      -  Director, Frank Russell Asset Management (Cayman) II
                             parent company of the     and Frank Russell Asset Management (Cayman) III
                             Administrator             (general partners of limited partnerships).
                          -  Chairman of the Board
                             and

                             President
                          -  Member, Governance
                             Committee
                          -  Member, Valuation
                             Committee

Peter G. Leahy            -  Trustee since 2005     -  2004 to Present, Executive Vice President, State        26
State Street              -  Interested Person         Street Global Advisors;
Financial Center             of the SSgA Funds (as  -  1991-2004, Senior Vice President, State Street
One Lincoln Street           defined in the            Global Advisors;
Boston, MA 02111-2900        1940 Act) due to       -  Director, State Street Global Markets LLC.
Age 45                       his employment by
                             the Advisor



INDEPENDENT TRUSTEES


                                                                                                               NUMBER OF
                          POSITION(S) WITH SSgA                                                                PORTFOLIOS IN
                          FUNDS;                                                                               FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                   TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988     -  Chief Executive Officer and President,                  26
33 West Court Street      -  Chairman, Audit           Wm. L. Marshall Assoctes, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                 Companies, Inc. and the Marshall Financial Group, Inc.
Age 63                    -  Member, Governance        (a registered investment advisor and provider of
                             and Nominating            financial and related consulting services);
                             Committee              -  Certified Financial Planner and Member, Financial
                          -  Member, Valuation         Planners Association; and
                             Committee              -  Registered Representative and Principal for
                          -  Member, Legal and         Securities with Cambridge Investment
                             Compliance Committee      Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988     -  September 2000 to Present, Global Head of Structured    26
623 Clapboardtree         -  Member, Audit             Real Estate, J.P. Morgan Investment Management
Street                       Committee                 (private real estate investment for clients
Westwood, MA 02090        -  Member, Governance        primarily outside of the US to locate private real
Age 49                       and Nominating            estate investments in the US);
                             Committee              -  January 2000 to September 2000, Managing Director,
                          -  Member, Valuation         HSBC Securities (USA) Inc. (banking and financial
                             Committee                 services);
                                                    -  From 1998 to 2000, President, Key Global Capital,
                                                       Inc. (provider of equity and mezzanine capital to

                                                       real estate industry);
                          -  Member, Legal and      -  From 1997 to 1998, Partner, Squire, Sanders &
                             Compliance Committee      Dempsey (law firm); and
                                                    -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                       Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988     -  2003 to Present, Associate Justice, Commonwealth of     26
One Corporate Place                                    Massachutts Superior Court;
55 Ferncroft Road         -  Member, Audit          -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923            Committee                 L.L.P. (law firm); and
Age 57                    -  Chairman, Governance   -  Director, SSgA Cash Management Fund plc; and State
                             and Nominating            Street Global Advisors Ireland, Ltd. (investment
                             Committee                 companies).
                          -  Member, Valuation
                             Committee
                          -  Member, Legal and
                             Compliance Committee

Richard D. Shirk          -  Trustee since 1988     -  March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE    -  Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee              -  1996 to March 2001, President and Chief Executive
Age 60                    -  Member, Governance        Officer, Cerulean Companies, Inc. (holding company);
                             and Nominating         -  1992 to March 2001, President and Chief Executive
                             Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                          -  Member, Valuation         association for independent Blue Cross and Blue
                             Committee                 Shield health care plans);
                          -  Member, Legal and      -  1993 to November 2001, Chairman and Board Member,
                             Compliance Committee      Georgia Caring for Children Foundation (private
                                                       foundation);
                                                    -  November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private foundation); and
                                                    -  September 2002 to Present, Board Member, Amerigroup
                                                       Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991     -  Consultant, Computer Simulation, General Electric       26
26 Round Top Road         -  Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921            Committee                 and services company); and
Age 62                    -  Member, Governance and -  Director, SSgA Cash Management Fund plc and State
                             Nominating Committee      Street Global Advisors Ireland, Ltd. (investment
                          -  Chairman, Valuation       companies).
                             Committee
                          -  Member, Legal and
                             Compliance Committee

Henry W. Todd             -  Trustee since 1988     -  Chairman, President and CEO, A.M. Todd Group, Inc.      26
150 Domorah Drive         -  Alternate Chairman,       (flavorings manufacturer);
Montgomeryville,             Audit Committee        -  President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                  -  Member, Governance        in vanilla flavoring); and
Age 58                       and Nominating         -  Director, SSgA Cash Management Fund plc and State
                             Committee                 Street Global Advisors Ireland, Ltd. (investment
                          -  Member, Valuation         companies).
                             Committee
                          -  Chairman, Legal and
                             Compliance Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
James Ross                -  Vice President         -  2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street                 since 2002                advisor)
Financial Center          -  Principal              -  2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street           Executive Officer      -  2000 to Present, Principal, State Street Global Advisors (investment
Boston,                      since 2005                management);
MA 02111-2900                                       -  1992 to 2000, Vice President, State Street Corporation (diversified
Age 40                                                 financial services);
                                                    -  2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -  Treasurer and          -  Director - Investment Operations, Frank Russell Investment Management
909 A Street                 Principal                 Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402             Accounting Officer        company);
Age 42                       since 2000             -  Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                       and Russell Investment Funds (registered investment companies); and
                                                    -  Director, Russell Fund Distributors, Inc. and Frank Russell Investment
                                                       Management Company.

Peter A. Ambrosini        -  Chief Compliance       -  February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street                 Officer since 2004        Management Officer, State Street Global Advisors;
Financial Center                                    -  2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.;
One Lincoln Street                                     and
Boston,                                             -  September 1985 to February 2001, Managing Director, Regulatory Compliance
MA 02111-2900                                          Consulting Group, PricewaterhouseCoopers.
Age 62

Deedra S. Walkey          -  Secretary and          -  Assistant Secretary and Associate General Counsel, Frank Russell Company
909 A Street Tacoma,         Chief Legal               (institutional financial consultant); Frank Russell Investment Management
WA 98402 Age 41              Officer since 2005        Company (investment management); Frank Russell Trust Company, and Russell
                                                       Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                  FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                      FISCAL 2005 AGGREGATE      FUND COMPLEX PAID TO
             NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman
     of the Board and President                  None                      None
     William L. Marshall, Trustee            $  2,849                $  145,164
     Steven J. Mastrovich, Trustee           $  2,819                $  142,337
     Patrick J. Riley, Trustee               $  2,822                $  141,836
     Richard D. Shirk, Trustee               $  2,824                $  142,175
     Bruce D. Taber, Trustee                 $  2,833                $  144,454
     Henry W. Todd, Trustee                  $  2,884                $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND        INVESTMENT COMPANIES
Lynn L. Anderson,              Disciplined Equity Fund             $10,001-$50,000   $50,001-$100,000
Trustee                        Small Cap Fund                      $10,001-$50,000

William L. Marshall,           Core Opportunities Fund             $10,001-$50,000   Over $100,000
Trustee                        Disciplined Equity Fund             $10,001-$50,000
                               Aggressive Equity Fund              $10,001-$50,000
                               Emerging Markets Fund               $10,001-$50,000

Steven J. Mastrovich,          S&P 500 Index Fund                  $50,001-$100,000  $50,001-$100,000
Trustee

Patrick J. Riley,              Special Equity Fund                 $10,001-$50,000   Over $100,000
Trustee                        Aggressive Equity Fund              $10,001-$50,000
                               International Stock Selection Fund  $50,001-$100,000
                               Emerging Markets Fund               $50,001-$100,000
                               Core Opportunities Fund             Over $100,000
                               Small Cap Fund                      Over $100,000
                               Disciplined Equity Fund             Over $100,000

Richard D. Shirk,              Special Equity Fund                 $10,001-$50,000   $10,001-$50,000
Trustee

Bruce D. Taber,                Bond Market Fund                    $10,001-$50,000   $50,001-$100,000
Trustee                        Disciplined Equity Fund             $10,001-$50,000
                               Small Cap Fund                      $0-$10,000

Henry W. Todd,                 All Funds                           $0                $0
Trustee

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- NFS LLC FEBO, State Street as Trustee, 2400 Chase Square, Rochester, NY 14604-1915

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--9.43%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


     2005                      2004
     --------------------------------------
     $ 1,731,285               $  2,743,602



The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2006. This reimbursement amounted to $55,328 in fiscal 2005, and $0 in fiscal 2004.


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                      NUMBER OF                       NUMBER OF
                      REGISTERED   ASSETS UNDER       POOLED       ASSETS UNDER                     ASSETS UNDER
PORTFOLIO             INVESTMENT   MANAGEMENT         INVESTMENT   MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
MANAGER               COMPANIES    (IN MILLIONS)      VEHICLES     MILLIONS)        OF ACCOUNTS     (IN MILLIONS)   (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Ken Kubec             2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Bill Page             2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Chris Sunderland      2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Rob Uek               2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


     2005                    2004
     ----------------------------------
     $  102,796              $  145,403


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


     2005                    2004
     ------------------------------
     $  0                    $  0



Through December 31, 2006, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2005, and $0 in fiscal 2004.


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                                      $  0
     Printing                                         $  0
     Compensation to Dealers                          $  0
     Compensation to Sales Personnel                  $  0
     Other(1)                                         $  0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


     2005                    2004
     -----------------------------
     $  37                   $  2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:


     2005                    2004
     ----------------------------------
     $  334,308              $  550,529


Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

     2005                    2004
     --------------------------------
     $  0                    $  1,421





During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                      PRINCIPAL   COMMISSIONS
                                       ($000)        ($000)
                                      -----------------------
     Goldman Sachs                      94,935         25
     Morgan Stanley Dean Witter         83,560         25
     Investment Technology Group        80,156         46
     Credit Suisse First Boston         51,033         52
     Merrill Lynch                      33,322         42
     Lehman Brothers, Inc.              32.471         33
     UBS Securities LLC                 26,771         32
     Liquidnet, Inc.                    19,215         11
     Fidelity                           12,986         26
     Sanford C. Bernstein & Company      6,597         --
     Loop Capital Markets LLC               --          7


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


     CARRYOVER AMOUNT    EXPIRATION DATE
     ------------------------------------
     $   1,780,728       August 31, 2009
     $  17,592,473       August 31, 2010
     $  46,439,764       August 31, 2011

     $  19,132,187       August 31, 2012
     $   6,690,205       August 31, 2013





ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                  P(1+T)(TO THE POWER OF n) = ERV

          where:  P =   a hypothetical initial payment of $1,000
                  T =   average annual total return
                  n =   number of years
                  ERV = ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                  P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where:  P =           a hypothetical initial payment of $1,000
                  T =           average annual total return (after taxes on
                  n =           distributions) number of years
                  ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING                INCEPTION TO
           AUGUST 31, 2005                AUGUST 31, 2005(1)
           ----------------------------   ----------------------------
              12.21%                          7.44%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY

----------
(1)  Annualized. The fund commenced operations on May 14, 2004.

STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                        SSgA DIRECTIONAL CORE EQUITY FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

 INVESTMENT STRATEGIES AND RISKS                                                                     3
 HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                8
 SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              11
 INVESTMENT RESTRICTIONS                                                                            13
 TEMPORARY DEFENSIVE POSITION                                                                       14
 PORTFOLIO TURNOVER                                                                                 14

MANAGEMENT OF THE FUND                                                                              14

 BOARD OF TRUSTEES AND OFFICERS                                                                     14
 COMPENSATION                                                                                       19
 EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004     20
 CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             21

INVESTMENT ADVISORY AND OTHER SERVICES                                                              21

 ADVISOR                                                                                            21
 PORTFOLIO MANAGERS                                                                                 22
 ADMINISTRATOR                                                                                      23
 CUSTODIAN AND TRANSFER AGENT                                                                       24
 DISTRIBUTOR                                                                                        25
 CODE OF ETHICS                                                                                     25
 DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           25
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                      27
 LEGAL COUNSEL                                                                                      27

BROKERAGE PRACTICES AND COMMISSIONS                                                                 27

PRICING OF FUND SHARES                                                                              28

TAXES                                                                                               29

CALCULATION OF PERFORMANCE DATA                                                                     30

ADDITIONAL INFORMATION                                                                              31

 SHAREHOLDER MEETINGS                                                                               31
 CAPITALIZATION AND VOTING                                                                          31
 FEDERAL LAW AFFECTING STATE STREET                                                                 31
 PROXY VOTING POLICY                                                                                32
 MASSACHUSETTS BUSINESS TRUST                                                                       32

FINANCIAL STATEMENTS                                                                                32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          33

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                         38

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES AND RISKS

To the extent consistent with its non-fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

THE RUSSELL 1000(R) INDEX. The fund will measure its performance against the Russell 1000 Index. The Russell 1000 Index offers investors access to the extensive large-cap segment of the US equity universe representing approximately 92% of the US market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1000 securities in the Russell 3000.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.


FOREIGN CURRENCY RISK. A fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


FOREIGN SECURITIES. The fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The fund will normally invest in foreign securities only if: (i) such securities are US dollar-denominated; or
(ii) if such securities are not US dollar-denominated, the fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the fund's Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the fund may convert US dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the fund intends to construe geographic terms such as "foreign," "non-US" "European, " "Latin American," and "Asian," in the manner that affords to the fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the fund's assets in foreign securities, etc., the fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the "Relevant Language"). For these purposes the issuer of a security is deemed to have that tie if:

     (i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

     (ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

     (iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the fund limits the percentage of assets that may be invested in "foreign securities," etc. or prohibits such investments altogether, the fund intends to categorize securities as "foreign," etc. only if the security possesses all of the attributes described above in clauses (i),
(ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs). ADRs are issued by a US depository institution, but they represent a specified quantity of shares of a non-US stock company. ADRs trade on US securities exchanges but are treated as "foreign securities" for purposes of the limitations on the Fund's investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a US corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in US securities markets, while bearer form GDRs and EDRs are generally designed for non-US securities markets. The fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the US dollar. Further, it may be more difficult for the fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlyingasset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except in connection with purchasing securities on margin and as otherwise permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in a particular industry, 5% or more of its assets would be invested in any one issuer or if the fund would own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

The funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company. While the fund will trade on margin, such trading will be fully collateralized in accordance with the 1940 Act and SEC Staff guidance.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate for the fiscal years ended August 31:


        2005
        -------
          95.09%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES

                                                                                                      NUMBER OF
                       POSITION(S) WITH SSgA                                                          PORTFOLIOS IN
                       FUNDS;                                                                         FUND COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;           OVERSEEN BY
AGE                    SERVED                  OTHER DIRECTORSHIPS HELD                               TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson       -  Trustee since 1988   -  Vice Chairman, Frank Russell Company                 26
909 A Street           -  Interested Person       (institutional financial consultant);
Tacoma, WA 98402          of the SSgA Funds    -  Chairman of the Board, Frank Russell Trust
Age 66                    (as defined in the      Company;
                          1940 Act) due to     -  Trustee, Frank Russell Investment Company,
                          his employment by       Russell Investment Funds (registered investment
                          the parent company      companies);
                          of the               -  Director, Frank Russell Asset Management (Cayman)
                          Administrator           II and Frank Russell Asset Management (Cayman)
                       -  Chairman of the         III (general partners of limited partnerships).
                          Board and President
                       -  Member, Governance
                          Committee
                       -  Member, Valuation
                          Committee

Peter G. Leahy         -  Trustee since 2005   -  2004 to Present, Executive Vice President, State     26
State Street           -  Interested Person       Street Global Advisors;
Financial Center          of the SSgA Funds    -  1991-2004, Senior Vice President, State Street
One Lincoln Street        (as defined in the      Global Advisors;
Boston, MA                1940 Act) due to     -  Director, State Street Global Markets LLC.
02111-2900                his employment by
Age 45                    the Advisor


INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                       POSITION(S) WITH SSgA                                                          PORTFOLIOS IN
                       FUNDS;                                                                         FUND COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;           OVERSEEN BY
AGE                    SERVED                  OTHER DIRECTORSHIPS HELD                               TRUSTEE
-------------------------------------------------------------------------------------------------------------------
William L. Marshall    -  Trustee since        -  Chief Executive Officer and President, Wm. L.        26
33 West Court Street      1988                    Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901   -  Chairman, Audit         Companies, Inc. and the Marshall Financial Group,
Age 63                    Committee               Inc. (a registered investment advisor and
                       -  Member,                 provider of financial and related consulting
                          Governance and          services);
                          Nominating           -  Certified Financial Planner and Member, Financial
                          Committee               Planners Association; and
                       -  Member,              -  Registered Representative and Principal for
                          Valuation               Securities with Cambridge Investment Research,

                          Committee               Inc., Fairfield, Iowa.
                       -  Member, Legal
                          and Compliance
                          Committee

Steven J. Mastrovich   -  Trustee since        -  September 2000 to Present, Global Head of            26
623 Clapboardtree         1988                    Structured Real Estate, J.P. Morgan Investment
Street                 -  Member, Audit           Management (private real estate investment for
Westwood, MA 02090        Committee               clients primarily outside of the US to locate
Age 49                 -  Member,                 private real estate investments in the US);
                          Governance and       -  January 2000 to September 2000, Managing
                          Nominating              Director, HSBC Securities (USA) Inc. (banking and
                          Committee               financial services);
                       -  Member,              -  From 1998 to 2000, President, Key Global Capital,
                          Valuation               Inc. (provider of equity and mezzanine capital to
                          Committee               real estate industry);
                       -  Member, Legal        -  From 1997 to 1998, Partner, Squire, Sanders &
                          and Compliance          Dempsey (law firm); and
                          Committee            -  From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                  & Gesmer (law firm).

Patrick J. Riley       -  Trustee since        -  2003 to Present, Associate Justice, Commonwealth     26
One Corporate Place       1988                    of Massachusetts Superior Court;
55 Ferncroft Road      -  Member, Audit        -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         Committee               L.L.P. (law firm); and
Age 57                 -  Chairman,            -  Director, SSgA Cash Management Fund plc; and
                          Governance and          State Street Global Advisors Ireland, Ltd.
                          Nominating              (investment companies).
                          Committee
                       -  Member,
                          Valuation
                          Committee
                       -  Member, Legal
                          and Compliance
                          Committee

Richard D. Shirk       -  Trustee since        -  March 2001 to April 2002, Chairman, Cerulean         26
1180 Brookgate Way,       1988                    Companies, Inc. (holding company) (Retired);
NE                     -  Member, Audit        -  1996 to March 2001, President and Chief Executive
Atlanta, GA               Committee               Officer, Cerulean Companies, Inc. (holding
30319-2877             -  Member,                 company);
Age 60                    Governance and       -  1992 to March 2001, President and Chief Executive
                          Nominating              Officer, Blue Cross/Blue Shield of Georgia (trade
                          Committee               association for independent Blue Cross and Blue
                       -  Member,                 Shield health care plans);
                          Valuation            -  1993 to November 2001, Chairman and Board Member,
                          Committee               Georgia Caring for Children Foundation (private
                       -  Member, Legal           foundation);
                          and Compliance       -  November 1998 to Present, Board Member,
                          Committee               Healthcare Georgia Foundation (private
                                                  foundation); and
                                               -  September 2002 to Present, Board Member,
                                                  Amerigroup Corp. (managed health care).

Bruce D. Taber         -  Trustee since        -  Consultant, Computer Simulation, General Electric    26
26 Round Top Road         1991                    Industrial Control Systems (diversified
Boxford, MA 01921      -  Member, Audit           technology and services company); and
Age 62                    Committee            -  Director, SSgA Cash Management Fund plc and State
                       -  Member,                 Street Global Advisors Ireland, Ltd. (investment
                          Governance and          companies).
                          Nominating
                          Committee
                       -  Chairman,
                          Valuation
                          Committee
                       -  Member, Legal
                          and Compliance
                          Committee

Henry W. Todd          -  Trustee since        -  Chairman, President and CEO, A.M. Todd Group,        26
150 Domorah Drive         1988                    Inc. (flavorings manufacturer);
Montgomeryville, PA    -  Alternate            -  President and CEO, Zink & Triest Co., Inc.
18936                     Chairman, Audit         (dealer in vanilla flavoring); and
Age 58                    Committee            -  Director, SSgA Cash Management Fund plc and State
                       -  Member,                 Street Global Advisors Ireland, Ltd. (investment
                          Governance and          companies).
                          Nominating
                          Committee
                       -  Member,
                          Valuation
                          Committee
                       -  Chairman, Legal
                          and Compliance
                          Committee


PRINCIPAL OFFICERS


                        POSITION(S) WITH SSgA
                        FUNDS;
NAME, ADDRESS AND       LENGTH OF TIME
AGE                     SERVED                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
James Ross              -   Vice President since     -   2005 to Present, President, SSgA Funds Management, Inc.
State Street                2002                         (investment advisor)
Financial Center        -   Principal Executive      -   2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street          Officer since 2005       -   2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                    (investment management);
Age 40                                               -   1992 to 2000, Vice President, State Street Corporation
                                                         (diversified financial services);
                                                     -   2000 to Present, Vice President, streetTRACKS Series Trust
                                                         (registered investment company).

Mark E. Swanson         -   Treasurer and            -   Director - Investment Operations, Frank Russell Investment
909 A Street                Principal Accounting         Management Company (investment management) and Frank Russell
Tacoma, WA                  Officer since 2000           Trust Company (trust company);

98402                                                -   Treasurer and Chief Accounting Officer, Frank Russell
Age 42                                                   Investment Company and Russell Investment Funds (registered investment companies); and
                                                     -   Director, Russell Fund Distributors, Inc. and Frank Russell
                                                         Investment Management Company.

Peter A. Ambrosini      -   Chief Compliance         -   February 2001 to present, Senior Principal, Chief Compliance
State Street                Officer since 2004           and Risk Management Officer, State Street Global Advisors;
Financial Center                                     -   2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                       Management, Inc.; and
Boston, MA 02111-2900                                -   September 1985 to February 2001, Managing Director,
Age 62                                                   Regulatory Compliance Consulting Group,
                                                         PricewaterhouseCoopers.

Deedra S. Walkey        -   Secretary and Chief      -   Assistant Secretary and Associate General Counsel, Frank
909 A Street                Legal Officer since          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402            2005                         Russell Investment Management Company (investment
Age 41                                                   management); Frank Russell Trust Company, and Russell
                                                         Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                           FISCAL 2005 TOTAL
                                                                      COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE           FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND                TRUSTEES
       -----------------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board
       and President                             None                              None
       William L. Marshall,
       Trustee                                 $  277                        $  145,164
       Steven J. Mastrovich,
       Trustee                                 $  277                        $  142,337

       Patrick J. Riley, Trustee               $  277                        $  141,836
       Richard D. Shirk, Trustee               $  277                        $  142,175
       Bruce D. Taber, Trustee                 $  277                        $  144,454
       Henry W. Todd, Trustee                  $  278                        $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                             AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                                                             TRUSTEES IN FAMILY OF
TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                INVESTMENT COMPANIES
Lynn L. Anderson, Trustee      Disciplined Equity Fund            $10,001-$50,000            $50,001-$100,000
                               Small Cap Fund                     $10,001-$50,000

William L. Marshall, Trustee   Core Opportunities Fund            $10,001-$50,000            Over $100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Aggressive Equity Fund             $10,001-$50,000
                               Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich, Trustee  S&P 500 Index Fund                 $50,001-$100,000           $50,001-$100,000

Patrick J. Riley, Trustee      Special Equity Fund                $10,001-$50,000            Over $100,000
                               Aggressive Equity Fund             $10,001-$50,000
                               International Stock Selection      $50,001-$100,000
                               Fund
                               Emerging Markets Fund              $50,001-$100,000
                               Core Opportunities Fund            Over $100,000
                               Small Cap Fund                     Over $100,000
                               Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                   $10,001-$50,000            $50,001-$100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee         All Funds                          $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-   State Street Global Advisors, One Lincoln Street, Boston MA
    02111-2901--88.76%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the fiscal year ended August 31:


        2005
        ----
        $ 12,181


The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses exceed 1.60% of average daily net assets on an annual basis (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) until December 31, 2006, which amounted to the following for the fiscal year ended August 31:

        2005
        ----
        $ 44,254


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF   ASSETS         NUMBER OF   ASSETS                      ASSETS
                  REGISTERED  UNDER          POOLED      UNDER                       UNDER
PORTFOLIO         INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
Brian Shannahan   10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Nick DePeyster    10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Mike Arone        10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Anna Mitelman
 Lester           10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Jim Johnson       10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63


              OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brian Shannahan                Aggressive Equity                  $100,0001-$500,000

                               Directional Core Equity            $50,001-$100,000

Nick DePeyster                 N/A                                N/A

Mike Arone                     N/A                                N/A

Anna Mitelman Lester           N/A                                N/A

Jim Johnson                    N/A                                N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the fiscal year ended August 31:


        2005
        ----
        $ 9,512


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses
incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31:


        2005
        ----
        $ 65


For fiscal 2005, these amounts are reflective of the following individual payments:

       Advertising                                          $  10
       Printing                                             $   1
       Compensation to Dealers                              $   6
       Compensation to Sales Personnel                      $  15
       Other(1)                                             $  33


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31:


        2005
        ----
        $ 244


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the fiscal year ended August 31:


        2005
        ----
        $ 3,037



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                                                 PRINCIPAL           COMMISSIONS
                                                                  ($000)                ($000)
                                                           ------------------------------------------
       Investment Technology Group                               $ 3,436                  2
       Morgan Stanley Dean Witter                                    585                 --
       Fidelity                                                      369                  1


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

The fund had a net realized capital loss from November 1, 2004 of 4,541.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:  P =          a hypothetical initial payment of $1,000
               T =          average annual total return
               n =          number of years
               ERV =        ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =          a hypothetical initial payment of $1,000
               T =          average annual total return (after taxes on
                            distributions)
               n =          number of years
               ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                            (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           INCEPTION TO
           AUGUST 31, 2005(1)
           ------------------
               6.30%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------

(1)  Annualized. The fund commenced operations on May 11, 2005.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Short-Term Ratings.

Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

"Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" - Issuers do not fall within any of the Prime rating categories. Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings.

The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated

"A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. -

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. The following summarizes long-term ratings used by

Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CC" ratings indicate that default of some kind appears probable, and

"C" ratings signal imminent default.

"DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and

"D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA DISCIPLINED EQUITY FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
   INVESTMENT RESTRICTIONS                                                                                10
   TEMPORARY DEFENSIVE POSITION                                                                           11
   PORTFOLIO TURNOVER                                                                                     11

MANAGEMENT OF THE FUND                                                                                    12

   BOARD OF TRUSTEES AND OFFICERS                                                                         12
   COMPENSATION                                                                                           17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004         17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    19

   ADVISOR                                                                                                19
   PORTFOLIO MANAGERS                                                                                     19
   ADMINISTRATOR                                                                                          20
   CUSTODIAN AND TRANSFER AGENT                                                                           21
   DISTRIBUTOR                                                                                            22
   CODE OF ETHICS                                                                                         22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          24
   LEGAL COUNSEL                                                                                          25

BROKERAGE PRACTICES AND COMMISSIONS                                                                       25

PRICING OF FUND SHARES                                                                                    26

TAXES                                                                                                     27

CALCULATION OF PERFORMANCE DATA                                                                           28

ADDITIONAL INFORMATION                                                                                    29

   SHAREHOLDER MEETINGS                                                                                   29
   CAPITALIZATION AND VOTING                                                                              29
   FEDERAL LAW AFFECTING STATE STREET                                                                     29
   PROXY VOTING POLICY                                                                                    30
   MASSACHUSETTS BUSINESS TRUST                                                                           30

FINANCIAL STATEMENTS                                                                                      30

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Disciplined Equity Fund was formerly known as the SSgA Matrix Equity Fund. The name change took effect on June 1, 2001.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public--excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions--multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.


US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


        2005         2004         2003
        ---------------------------------
          33.64%       35.70%       28.15%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                   NUMBER OF
                           POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                           FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                  OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                      TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional        26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in the   -    Trustee, Frank Russell Investment Company, Russell
                                1940 Act) due to          Investment Funds (registered investment companies);
                                his employment by    -    Director, Frank Russell Asset Management (Cayman) II
                                the parent company        and Frank Russell Asset Management (Cayman) III
                                of the Administrator      (general partners of limited partnerships).

                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State           26

State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street Global
One Lincoln Street              (as defined in the        Advisors;
Boston, MA 02111-2900           1940 Act) due to     -    Director, State Street Global Markets LLC.
Age 45                          his employment by
                                the Advisor



INDEPENDENT TRUSTEES


                                                                                                                   NUMBER OF
                           POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                           FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                  OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                      TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L. Marshall     26
33 West Court Street       -    Chairman, Audit           Associates, Inc., Wm. L. Marshall Companies, Inc. and
Doylestown, PA 18901            Committee                 the Marshall Financial Group, Inc. (a registered
Age 63                     -    Member, Governance        investment advisor and provider of financial and
                                and Nominating            related consulting services);
                                Committee            -    Certified Financial Planner and Member, Financial
                           -    Member, Valuation         Planners Association; and
                                Committee            -    Registered Representative and Principal for Securities
                           -    Member, Legal and         with Cambridge Investment Research, Inc., Fairfield,
                                Compliance                Iowa.
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of Structured       26
623 Clapboardtree Street   -    Member, Audit             Real Estate, J.P. Morgan Investment Management
Westwood, MA 02090              Committee                 (private real estate investment for clients primarily
Age 49                     -    Member, Governance        outside of the US to locate private real estate
                                and Nominating            investments in the US);
                                Committee            -    January 2000 to September 2000, Managing Director,
                           -    Member, Valuation         HSBC Securities (USA) Inc. (banking and financial
                                Committee                 services);
                           -    Member, Legal and    -    From 1998 to 2000, President, Key Global Capital, Inc.
                                Compliance                (provider of equity and mezzanine capital to real
                                Committee                 estate industry);
                                                     -    From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                          (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth           26

One Corporate Place        -    Member, Audit             of Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Danvers, MA 01923          -    Chairman,                 (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean               26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member, Governance        Officer, Cerulean Companies, Inc. (holding company);
                                and Nominating       -    1992 to March 2001, President and Chief Executive
                                Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                           -    Member, Valuation         association for independent Blue Cross and Blue Shield
                                Committee                 health care plans);
                           -    Member, Legal and    -    1993 to November 2001, Chairman and Board Member,
                                Compliance                Georgia Caring for Children Foundation (private
                                Committee                 foundation);
                                                     -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric          26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology and
Boxford, MA 01921               Committee                 services company); and
Age 62                     -    Member, Governance   -    Director, SSgA Cash Management Fund plc and State
                                and Nominating            Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Chairman,
                                Valuation Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.         26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville,                Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer in
PA 18936                        Committee                 vanilla flavoring); and
Age 58                     -    Member, Governance   -    Director, SSgA Cash Management Fund plc and State
                                and Nominating            Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).

                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS


                           POSITION(S) WITH SSgA
                           FUNDS;
NAME, ADDRESS AND          LENGTH OF TIME
AGE                        SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
James Ross                 -    Vice President       -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                    since 2002                (investment advisor)
Financial Center           -    Principal            -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street              Executive            -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900           Officer since             (investment management);
Age 40                          2005                 -    1992 to 2000, Vice President, State Street Corporation
                                                          (diversified financial services);
                                                     -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                          (registered investment company).

Mark E. Swanson            -    Treasurer and        -    Director - Investment Operations, Frank Russell Investment
909 A Street                    Principal                 Management Company (investment management) and Frank Russell Trust
Tacoma, WA 98402                Accounting                Company (trust company);
Age 42                          Officer since        -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                2000                      Company and Russell Investment Funds (registered investment companies); and
                                                     -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                          Investment Management Company.

Peter A. Ambrosini         -    Chief Compliance     -    February 2001 to present, Senior Principal, Chief Compliance and
State Street                    Officer since             Risk Management Officer, State Street Global Advisors;
Financial Center                2004                 -    2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                        Inc.; and
Boston, MA 02111-2900                                -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                    Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey           -    Secretary and        -    Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                    Chief Legal               Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402                Officer since             Investment Management Company (investment management); Frank
Age 41                          2005                      Russell Trust Company, and Russell Insurance Agency Inc.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                              FISCAL 2005 TOTAL
                                                                          COMPENSATION FROM FUND AND
                                             FISCAL 2005 AGGREGATE           FUND COMPLEX PAID TO
                NAME/POSITION               COMPENSATION FROM FUND                 TRUSTEES
        --------------------------------------------------------------------------------------------
        Lynn L. Anderson,
        Chairman of the Board and
        President                                      None                             None
        William L. Marshall, Trustee               $  2,878                       $  145,164
        Steven J. Mastrovich, Trustee              $  2,850                       $  142,337
        Patrick J. Riley, Trustee                  $  2,845                       $  141,836
        Richard D. Shirk, Trustee                  $  2,858                       $  142,175
        Bruce D. Taber, Trustee                    $  2,872                       $  144,454
        Henry W. Todd, Trustee                     $  2,924                       $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                            AGGREGATE DOLLAR RANGE
                                                                                            OF EQUITY SECURITIES IN
                                                                                            ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                                            TRUSTEES IN FAMILY OF
TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund               $10,001-$50,000            $50,001-$100,000
                            Small Cap Fund                        $10,001-$50,000

William L. Marshall,        Core Opportunities Fund               $10,001-$50,000            Over $100,000
Trustee                     Disciplined Equity Fund               $10,001-$50,000
                            Aggressive Equity Fund                $10,001-$50,000

                            Emerging Markets Fund                 $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                    $50,001-$100,000           $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                   $10,001-$50,000            Over $100,000
                            Aggressive Equity Fund                $10,001-$50,000
                            International Stock Selection         $50,001-$100,000
                            Fund
                            Emerging Markets Fund                 $50,001-$100,000
                            Core Opportunities Fund               Over $100,000
                            Small Cap Fund                        Over $100,000
                            Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                   $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                      $10,001-$50,000            $50,001-$100,000
                            Disciplined Equity Fund               $10,001-$50,000
                            Small Cap Fund                        $0-$10,000

Henry W. Todd, Trustee      All Funds                             $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--5.99%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2005         2004         2003
        -------------------------------------
        $ 634,545    $ 622,069    $ 1,024,922


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.



                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005

                   NUMBER OF                       NUMBER OF
                   REGISTERED      ASSETS UNDER    POOLED          ASSETS UNDER                     ASSETS UNDER
                   INVESTMENT      MANAGEMENT      INVESTMENT      MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
PORTFOLIO MANAGER  COMPANIES       (IN BILLIONS)   VEHICLES        BILLIONS)        OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Chuck Martin          2 funds        $0.25            0 funds        $0.00             1 account      $0.11           $0.36
Ric Thomas            4 funds        $0.70            6 funds        $1.45             3 accounts     $2.05           $4.20
John O'Connell        0 funds        $0.00            4 funds        $1.28             7 accounts     $1.65           $2.92
Gary Lowe             0 funds        $0.00            5 funds        $4.69             7 accounts     $5.49          $10.18
Bill DeRoche          0 funds        $0.00            1 funds        $0.16            12 accounts     $4.36           $4.52


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2005         2004         2003
        -----------------------------------
        $ 110,037    $ 106,902    $ 105,302


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston,
MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2005         2004         2003
        ----------------------------------
        $ 89,254     $ 60,023     $ 74,636


For fiscal 2005, these amounts are reflective of the following individual payments:


        Advertising                           $ 11,807
        Printing                              $  1,557
        Compensation to Dealers               $ 29,092
        Compensation to Sales Personnel       $ 17,117
        Other(1)                              $ 29,681


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


        2005         2004         2003
        ----------------------------------
        $ 63,457     $ 62,219     $ 58,899


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


        2005         2004         2003
        -----------------------------------
        $ 148,980    $ 162,997    $ 183,993


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:

        2005         2004         2003
        ----------------------------------
        $ 0          $ 14,588     $ 52,339





During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                              PRINCIPAL         COMMISSIONS
                                               ($000)              ($000)
                                          ------------------------------------
     Investment Technology Group Inc.         162,269        100
     Credit Suisse First Boston                18,320         20
     UBS Securities LLC                         5,513          5
     Instinet Clearing Services, Inc.           4,703          3
     Liquidnet, Inc.                            4,123          2
     Fidelity                                   3,806          6
     Morgan Stanley Dean Witter                 3,187          3
     Standard & Poor's Securities               1,445          2
     Pacific Securities                         1,267          2
     Goldman Sachs                                905          2


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


           CARRYOVER AMOUNT           EXPIRATION DATE
          ------------------------------------------------
           $ 47,985,715               August 31, 2010
           $ 18,406,161               August 31, 2011
           $ 19,079,919               August 31, 2012

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =      a hypothetical initial payment of $1,000
             T =      average annual total return
             n =      number of years
             ERV =    ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =      a hypothetical initial payment of $1,000

             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDED       FIVE YEARS ENDED      TEN YEARS ENDED
           AUGUST 31, 2005      AUGUST 31, 2005       AUGUST 31, 2005(1)
           -------------------------------------------------------------
            12.14%               (3.39)%               7.87%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

----------
(1)  The fund commenced operations on May 4, 1992.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           SSGA EMERGING MARKETS FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

   INVESTMENT STRATEGIES                                                                             3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                              7
   INVESTMENT RISKS                                                                                 10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                            11
   INVESTMENT RESTRICTIONS                                                                          12
   TEMPORARY DEFENSIVE POSITION                                                                     14
   PORTFOLIO TURNOVER                                                                               14

MANAGEMENT OF THE FUND                                                                              14

   BOARD OF TRUSTEES AND OFFICERS                                                                   14
   COMPENSATION                                                                                     19
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004   20
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                           21

INVESTMENT ADVISORY AND OTHER SERVICES                                                              21

   ADVISOR                                                                                          21
   PORTFOLIO MANAGERS                                                                               22
   ADMINISTRATOR                                                                                    23
   CUSTODIAN AND TRANSFER AGENT                                                                     24
   DISTRIBUTOR                                                                                      25
   CODE OF ETHICS                                                                                   25
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                         25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                    27
   LEGAL COUNSEL                                                                                    27

BROKERAGE PRACTICES AND COMMISSIONS                                                                 27

PRICING OF FUND SHARES                                                                              29

TAXES                                                                                               30

CALCULATION OF PERFORMANCE DATA                                                                     30

ADDITIONAL INFORMATION                                                                              31

   SHAREHOLDER MEETINGS                                                                             31
   CAPITALIZATION AND VOTING                                                                        32
   FEDERAL LAW AFFECTING STATE STREET                                                               32
   PROXY VOTING POLICY                                                                              32
   MASSACHUSETTS BUSINESS TRUST                                                                     32

FINANCIAL STATEMENTS                                                                                33

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                        34

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          36

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.


FOREIGN CURRENCY RISK. A fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,

(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

INTEREST RATE TRANSACTIONS. The fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The fund will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. When the fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. In as much as these hedging transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. To the extent that the fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the fund's obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund will diminish compared to what it would have been if this investment technique was not used.

The fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its right to receive interest on its portfolio securities and its right and obligation to receive and pay interest pursuant to interest rate swaps.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

To gain additional market exposure, the Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

In addition, the fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the fund. However, the fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2005            2004               2003
     ------------------------------------------
      52.61%          64.36%             88.02%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES

                                                                                                        NUMBER OF
                           POSITION(S) WITH SSgA                                                        PORTFOLIOS IN
                           FUNDS;                                                                       FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;      OVERSEEN BY
AGE                        SERVED                     OTHER DIRECTORSHIPS HELD                          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -  Trustee since 1988      -  Vice Chairman, Frank Russell Company             26
909 A Street               -  Interested Person of       (institutional financial consultant);
Tacoma, WA 98402              the SSgA Funds (as      -  Chairman of the Board, Frank Russell Trust
Age 66                        defined in the 1940        Company;
                              Act) due to his         -  Trustee, Frank Russell Investment Company,
                              employment by the          Russell Investment Funds (registered
                              parent company of          investment companies);
                              the Administrator       -  Director, Frank Russell Asset Management
                           -  Chairman of the            (Cayman) II and Frank Russell Asset
                              Board and President        Management (Cayman) III (general partners
                           -  Member, Governance         of limited partnerships).
                              Committee
                           -  Member, Valuation
                              Committee

Peter G. Leahy             -  Trustee since 2005      -  2004 to Present, Executive Vice President,       26
State Street               -  Interested Person of       State Street Global Advisors;
Financial Center              the SSgA Funds (as      -  1991-2004, Senior Vice President, State
One Lincoln Street            defined in the 1940        Street Global Advisors;
Boston, MA 02111-2900         Act) due to his         -  Director, State Street Global Markets LLC.
Age 45                        employment by the
                              Advisor


INDEPENDENT TRUSTEES


                                                                                                        NUMBER OF
                           POSITION(S) WITH SSgA                                                        PORTFOLIOS IN
                           FUNDS;                                                                       FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;      OVERSEEN BY
AGE                        SERVED                     OTHER DIRECTORSHIPS HELD                          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -  Trustee since 1988      -  Chief Executive Officer and President, Wm.       26
33 West Court Street       -  Chairman, Audit            L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901          Committee                  Marshall Companies, Inc. and the Marshall
Age 63                     -  Member, Governance         Financial Group, Inc. (a registered
                              and Nominating             investment advisor and provider of
                              Committee                  financial and related consulting services);
                           -  Member, Valuation       -  Certified Financial Planner and Member,
                                                         Financial Planners Association; and
                                                      -  Registered Representative and Principal for
                                                         Securities with Cambridge Investment Research,

                              Committee                  Inc., Fairfield, Iowa.
                           -  Member, Legal and
                              Compliance Committee

Steven J. Mastrovich       -  Trustee since 1988      -  September 2000 to Present, Global Head of        26
623 Clapboardtree Street   -  Member, Audit              Structured Real Estate, J.P. Morgan
Westwood, MA 02090            Committee                  Investment Management (private real estate
Age 49                     -  Member, Governance         investment for clients primarily outside of
                              and Nominating             the US to locate private real estate
                              Committee                  investments in the US);
                           -  Member, Valuation       -  January 2000 to September 2000, Managing
                              Committee                  Director, HSBC Securities (USA) Inc.
                           -  Member, Legal and          (banking and financial services);
                              Compliance Committee    -  From 1998 to 2000, President, Key Global
                                                         Capital, Inc. (provider of equity and
                                                         mezzanine capital to real estate industry);
                                                      -  From 1997 to 1998, Partner, Squire, Sanders
                                                         & Dempsey (law firm); and
                                                      -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                         Freed & Gesmer (law firm).

Patrick J. Riley           -  Trustee since 1988      -  2003 to Present, Associate Justice,              26
One Corporate Place        -  Member, Audit              Commonwealth of Massachusetts Superior
55 Ferncroft Road             Committee                  Court;
Danvers, MA 01923          -  Chairman, Governance    -  1985 to 2002, Partner, Riley, Burke &
Age 57                        and Nominating             Donahue, L.L.P. (law firm); and
                              Committee               -  Director, SSgA Cash Management Fund plc;
                           -  Member, Valuation          and State Street Global Advisors Ireland,
                              Committee                  Ltd. (investment companies).
                           -  Member, Legal and
                              Compliance Committee

Richard D. Shirk           -  Trustee since 1988      -  March 2001 to April 2002, Chairman,              26
1180 Brookgate Way, NE     -  Member, Audit              Cerulean Companies, Inc. (holding company)
Atlanta, GA 30319-2877        Committee                  (Retired);
Age 60                     -  Member, Governance and  -  1996 to March 2001, President and Chief
                              Nominating Committee       Executive Officer, Cerulean Companies, Inc.
                           -  Member, Valuation          (holding company);
                              Committee               -  1992 to March 2001, President and Chief
                           -  Member, Legal and          Executive Officer, Blue Cross/Blue Shield
                              Compliance Committee       of Georgia (trade association for
                                                         independent Blue Cross and Blue Shield
                                                         health care plans);
                                                      -  1993 to November 2001, Chairman and Board
                                                         Member, Georgia Caring for Children
                                                         Foundation (private foundation);
                                                      -  November 1998 to Present, Board Member,
                                                         Healthcare Georgia Foundation (private
                                                         foundation); and
                                                      -  September 2002 to Present, Board Member,
                                                         Amerigroup Corp. (managed health care).

Bruce D. Taber             -  Trustee since 1991      -  Consultant, Computer Simulation, General         26
26 Round Top Road          -  Member, Audit              Electric Industrial Control Systems
Boxford, MA 01921             Committee                  (diversified technology and services
Age 62                     -  Member, Governance         company); and
                              and Nominating          -  Director, SSgA Cash Management Fund plc and
                              Committee                  State Street Global Advisors Ireland, Ltd.
                           -  Chairman, Valuation        (investment companies).
                              Committee
                           -  Member, Legal and
                              Compliance Committee

Henry W. Todd              -  Trustee since 1988      -  Chairman, President and CEO, A.M. Todd           26
150 Domorah Drive          -  Alternate Chairman,        Group, Inc. (flavorings manufacturer);
Montgomeryville, PA 18936     Audit Committee         -  President and CEO, Zink & Triest Co., Inc.
Age 58                     -  Member, Governance         (dealer in vanilla flavoring); and
                              and Nominating          -  Director, SSgA Cash Management Fund plc and
                              Committee                  State Street Global Advisors Ireland, Ltd.
                           -  Member, Valuation          (investment companies).
                              Committee
                           -  Chairman, Legal and
                              Compliance Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
James Ross                -  Vice President                -  2005 to Present, President, SSgA Funds Management, Inc.
State Street                 since 2002                       (investment advisor)
Financial Center          -  Principal                     -  2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street           Executive Officer             -  2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900        since 2005                       (investment management);
Age 40                                                     -  1992 to 2000, Vice President, State Street Corporation
                                                              (diversified financial services);
                                                           -  2000 to Present, Vice President, streetTRACKS Series Trust
                                                              (registered investment company).

Mark E. Swanson           -  Treasurer and                 -  Director - Investment Operations, Frank Russell Investment
909 A Street Tacoma,         Principal                        Management Company (investment management) and Frank Russell
WA 98402                     Accounting                       Trust Company (trust company);
                             Officer since 2000

Age 42                                                     -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                              Company and Russell Investment Funds (registered investment companies); and
                                                           -  Director, Russell Fund Distributors, Inc. and Frank Russell
                                                              Investment Management Company.

Peter A. Ambrosini        -  Chief Compliance              -  February 2001 to present, Senior Principal, Chief Compliance and
State Street                 Officer since 2004               Risk Management Officer, State Street Global Advisors;
Financial Center                                           -  2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                            Inc.; and
Boston, MA 02111-2900                                      -  September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                        Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey          -  Secretary and                 -  Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                 Chief Legal                      Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402             Officer since 2005               Investment Management Company (investment management); Frank
Age 41                                                        Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                           FISCAL 2005 TOTAL
                                                                      COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE           FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND                TRUSTEES
       -----------------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board
       and President                               None                             None
       William L. Marshall,
       Trustee                                $   5,058                      $   145,164
       Steven J. Mastrovich,
       Trustee                                $   4,950                      $   142,337

       Patrick J. Riley, Trustee              $   4,917                      $   141,836
       Richard D. Shirk, Trustee              $   4,985                      $   142,175
       Bruce D. Taber, Trustee                $   5,037                      $   144,454
       Henry W. Todd, Trustee                 $   5,230                      $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY
                                                                                              TRUSTEES IN FAMILY OF
TRUSTEE                                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND         INVESTMENT COMPANIES
Lynn L. Anderson, Trustee          Disciplined Equity Fund                $10,001-$50,000     $50,001-$100,000
                                   Small Cap Fund                         $10,001-$50,000

William L. Marshall, Trustee    Core Opportunities Fund                   $10,001-$50,000     Over $100,000
                                Disciplined Equity Fund                   $10,001-$50,000
                                Aggressive Equity Fund                    $10,001-$50,000
                                Emerging Markets Fund                     $10,001-$50,000

Steven J. Mastrovich,              S&P 500 Index Fund                     $50,001-$100,000    $50,001-$100,000
Trustee

Patrick J. Riley, Trustee          Special Equity Fund                    $10,001-$50,000     Over $100,000
                                   Aggressive Equity Fund                 $10,001-$50,000
                                   International Stock Selection Fund     $50,001-$100,000
                                   Emerging Markets Fund                  $50,001-$100,000
                                   Core Opportunities Fund                Over $100,000
                                   Small Cap Fund                         Over $100,000
                                   Disciplined Equity Fund                Over $100,000

Richard D. Shirk, Trustee          Special Equity Fund                    $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee            Bond Market Fund                       $10,001-$50,000     $50,001-$100,000
                                   Disciplined Equity Fund                $10,001-$50,000
                                   Small Cap Fund                         $0-$10,000

Henry W. Todd, Trustee             All Funds                              $ 0                 $ 0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--23.38%

-    Knotfloat & Co., PO Box 5496, Boston, MA 02206-5496--14.07%

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008-3908--9.43%

-    Airview & Co., PO Box 1992, Boston, MA 02105-1992--5.81%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


         2005                   2004                 2003
         ---------------------------------------------------------
         $   6,871,917          $   4,906,933        $   2,992,650


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.25% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:

         2005                   2004                 2003
         ------------------------------------------------------
         $    503,240          $    993,462        $    400,431


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                             NUMBER OF    ASSETS         NUMBER OF
                             REGISTERED   UNDER          POOLED       ASSETS UNDER   NUMBER OF    ASSETS UNDER
PORTFOLIO                    INVESTMENT   MANAGEMENT     INVESTMENT   MANAGEMENT    OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER                      COMPANIES    (IN MILLIONS)  VEHICLES    (IN MILLIONS)  OF ACCOUNTS   (IN MILLIONS)  (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Brad Aham                    2             $  1.38          11        $ 3.39           4           $ 1.43         $ 6.20
Jean-Christophe de Beaulieu  2             $  1.38          11        $ 3.39           4           $ 1.43         $ 6.20
Steve McCarthy               2             $  1.38          11        $ 3.39           4           $ 1.43         $ 6.20
Sarath Sathkumara            2             $  1.38          11        $ 3.39           4           $ 1.43         $ 6.20
Anthony Yau                  2             $  1.38          11        $ 3.39           4           $ 1.43         $ 6.20



                 OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005

                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brad Aham                     Emerging Markets                    $50,001-100,000

Jean-Christophe de Beaulieu   Emerging Markets                    $0-$10,000

Steve McCarthy                Emerging Markets                    $10,001-$50,000

Sarath Sathkumara             N/A                                 N/A

Anthony Yau                   N/A                                 N/A

COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


         2005                   2004                 2003
         ------------------------------------------------------
         $   637,302            $   462,656          $  306,053


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:

         2005                   2004                 2003
         ---------------------------------------------------------
         $     891,492          $     786,293        $     282,456


For fiscal 2005, these amounts are reflective of the following individual payments:


         Advertising                                 $   37,550
         Printing                                    $    4,937
         Compensation to Dealers                     $  424,011
         Compensation to Sales Personnel             $  335,063
         Other(1)                                    $   89,931


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


         2005                   2004                 2003
         -----------------------------------------------------
         $  229,064             $  163,594           $  99,589


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


         2005                   2004                 2003
         ---------------------------------------------------------
         $   2,019,804          $   2,013,612        $   9,002,654


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                             PRINCIPAL           COMMISSIONS
                                                              ($000)                ($000)
                                                       ------------------------------------------
         Merrill Lynch                                        237,639                 392
         Credit Suisse First Boston                           150,067                 292
         JP MorganChase                                       116,319                 195
         UBS Securities LLC                                   114,922                 198
         Natexis Bleichroeder Inc.                            106,568                 424
         Morgan Stanley Dean Witter                            43,641                  86

         Deutsche Bank                                         39,902                  77
         Citigroup Global Markets, Inc.                        36,939                  --
         ABN AMRO                                              26,724                  59
         Credit Agricle Indosuez                               18,069                  --
         HVB Capital Markets, Inc.                                 --                  88
         UnicreditBanco Mobiliare SpA                              --                  43


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return
             n =           number of years
             ERV =         ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period
                           (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                           (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING    FIVE YEARS ENDING    TEN YEARS ENDING
           AUGUST 31, 2005     AUGUST 31, 2005     AUGUST 31, 2005(1)
           ----------------------------------------------------------
              43.83%             10.71%              7.62%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure

----------
(1)  The fund commenced operations on March 1, 1994.

to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA ENHANCED SMALL CAP FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

   INVESTMENT STRATEGIES                                                                                  3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                   4
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  7
   INVESTMENT RESTRICTIONS                                                                                9
   TEMPORARY DEFENSIVE POSITION                                                                          10
   PORTFOLIO TURNOVER                                                                                    10

MANAGEMENT OF THE FUND                                                                                   10

   BOARD OF TRUSTEES AND OFFICERS                                                                        10
   COMPENSATION                                                                                          15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004        16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   17

   ADVISOR                                                                                               17
   PORTFOLIO MANAGERS                                                                                    18
   ADMINISTRATOR                                                                                         19
   CUSTODIAN AND TRANSFER AGENT                                                                          20
   DISTRIBUTOR                                                                                           21
   CODE OF ETHICS                                                                                        21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                         23
   LEGAL COUNSEL                                                                                         23

BROKERAGE PRACTICES AND COMMISSIONS                                                                      23

PRICING OF FUND SHARES                                                                                   25

TAXES                                                                                                    26

CALCULATION OF PERFORMANCE DATA                                                                          26

ADDITIONAL INFORMATION                                                                                   27

   SHAREHOLDER MEETINGS                                                                                  27
   CAPITALIZATION AND VOTING                                                                             27
   FEDERAL LAW AFFECTING STATE STREET                                                                    28
   PROXY VOTING POLICY                                                                                   28
   MASSACHUSETTS BUSINESS TRUST                                                                          28

FINANCIAL STATEMENTS                                                                                     29

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                              30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

In the event the fund makes loans under the credit facility, the fund limits its aggregate outstanding loans to 5% or less of its net assets at the time of the loan, pursuant to the Funds' Interfund Lending Procedures.

EXCHANGE TRADED FUNDS. An exchange-traded fund, or ETF, is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

     - ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as "Creation Units."

     - Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF's portfolio. Those who purchase Creation Units are frequently institutions.

     - After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be--and may not call themselves--mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in a particular industry, 5% or more of its assets would be invested in any one issuer or if the fund would own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.


The fund had the following portfolio turnover rate for the fiscal years ended August 31:



      2005
      ----
      23.80%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES

                                                                                                                    NUMBER OF
                          POSITION(S) WITH SSgA                                                                     PORTFOLIOS IN
                          FUNDS;                                                                                    FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;          OVERSEEN BY
AGE                       SERVED                              OTHER DIRECTORSHIPS HELD                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988             -    Vice Chairman, Frank Russell Company             26
909 A Street              -    Interested Person of the            (institutional financial consultant);
Tacoma, WA 98402               SSgA Funds (as defined in      -    Chairman of the Board, Frank Russell Trust
Age 66                         the 1940 Act) due to his            Company;
                               employment by the parent       -    Trustee, Frank Russell Investment Company,
                               company of the Administrator        Russell Investment Funds (registered
                          -    Chairman of the Board and           investment companies);
                               President                      -    Director, Frank Russell Asset Management
                          -    Member, Governance Committee        (Cayman) II and Frank Russell Asset
                          -    Member, Valuation Committee         Management (Cayman) III (general partners of
                                                                   limited partnerships).

Peter G. Leahy            -    Trustee since 2005             -    2004 to Present, Executive Vice President,       26
State Street              -    Interested Person of the            State Street Global Advisors;
Financial Center               SSgA Funds (as defined in      -    1991-2004, Senior Vice President, State
One Lincoln Street             the 1940 Act) due to his            Street Global Advisors;
Boston, MA 02111-2900          employment by the parent       -    Director, State Street Global Markets LLC.
Age 45                         company of the Advisor


INDEPENDENT TRUSTEES


                                                                                                                    NUMBER OF
                          POSITION(S) WITH SSgA                                                                     PORTFOLIOS IN
                          FUNDS;                                                                                    FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;          OVERSEEN BY
AGE                       SERVED                              OTHER DIRECTORSHIPS HELD                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988             -    Chief Executive Officer and President,           26
33 West Court Street      -    Chairman, Audit Committee           Wm. L. Marshall Associates, Inc.,
Doylestown, PA            -    Member,                             Wm. L. Marshall Companies, Inc. and the
                                                                   Marshall Financial Group, Inc. (a registered
                                                                   investment advisor and provider of

18901                          Governance and Nominating           financial and related consulting services);
Age 63                         Committee                      -    Certified Financial Planner and Member,
                          -    Member, Valuation Committee         Financial Planners Association; and
                          -    Member, Legal and              -    Registered Representative and Principal for
                               Compliance Committee                Securities with Cambridge Investment
                                                                   Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988             -    September 2000 to Present, Global Head of        26
623 Clapboardtree         -    Member, Audit Committee             Structured Real Estate, J.P. Morgan
Street                    -    Member, Governance and              Investment Management (private real estate
Westwood, MA 02090             Nominating Committee                investment for clients primarily outside of
Age 49                    -    Member, Valuation Committee         the US to locate private real estate
                          -    Member, Legal and                   investments in the US);
                               Compliance Committee           -    January 2000 to September 2000, Managing
                                                                   Director, HSBC Securities (USA) Inc.
                                                                   (banking and financial services);
                                                              -    From 1998 to 2000, President, Key Global
                                                                   Capital, Inc. (provider of equity and
                                                                   mezzanine capital to real estate industry);
                                                              -    From 1997 to 1998, Partner, Squire, Sanders
                                                                   & Dempsey (law firm); and
                                                              -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                                   Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988             -    2003 to Present, Associate Justice,              26
One Corporate Place       -    Member, Audit Committee             Commonwealth of Massachusetts Superior Court;
55 Ferncroft Road         -    Chairman, Governance and       -    1985 to 2002, Partner, Riley, Burke &
Danvers, MA 01923              Nominating Committee                Donahue, L.L.P. (law firm); and
Age 57                    -    Member, Valuation Committee    -    Director, SSgA Cash Management Fund plc; and
                          -    Member, Legal and                   State Street Global Advisors Ireland, Ltd.
                               Compliance Committee                (investment companies).

Richard D. Shirk          -    Trustee since 1988             -    March 2001 to April 2002, Chairman, Cerulean     26
1180 Brookgate Way, NE    -    Member, Audit Committee             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877    -    Member, Governance and         -    1996 to March 2001, President and Chief
Age 60                         Nominating Committee                Executive Officer, Cerulean Companies, Inc.
                          -    Member, Valuation Committee         (holding company);
                          -    Member, Legal and              -    1992 to March 2001, President and Chief
                               Compliance Committee                Executive Officer, Blue Cross/Blue Shield of
                                                                   Georgia (trade association for independent
                                                                   Blue Cross and Blue Shield health care plans);
                                                              -    1993 to November 2001, Chairman and Board
                                                                   Member, Georgia Caring for Children
                                                                   Foundation (private foundation);
                                                              -    November 1998 to Present, Board Member,

                                                                   Healthcare Georgia Foundation (private
                                                                   foundation); and
                                                              -    September 2002 to Present, Board Member,
                                                                   Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991             -    Consultant, Computer Simulation, General         26
26 Round Top Road         -    Member, Audit Committee             Electric Industrial Control Systems
Boxford, MA  01921        -    Member, Governance and              (diversified technology and services
Age 62                         Nominating Committee                company); and
                          -    Chairman, Valuation            -    Director, SSgA Cash Management Fund plc and
                               Committee                           State Street Global Advisors Ireland, Ltd.
                          -    Member, Legal and                   (investment companies).
                               Compliance Committee

Henry W. Todd             -    Trustee since 1988             -    Chairman, President and CEO, A.M. Todd           26
150 Domorah Drive         -    Alternate Chairman, Audit           Group, Inc. (flavorings manufacturer);
Montgomeryville,               Committee                      -    President and CEO, Zink & Triest Co., Inc.
PA 18936                  -    Member, Governance and              (dealer in vanilla flavoring); and
Age 58                         Nominating Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member, Valuation Committee         State Street Global Advisors Ireland, Ltd.
                          -    Chairman, Legal and                 (investment companies).
                               Compliance Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
James Ross                -    Vice President since 2002      -    2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial    -    Principal Executive                 (investment advisor)
Center                         Officer since 2005             -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                                            -    2000 to Present, Principal, State Street Global Advisors
Boston, MA  02111-2900                                             (investment management);
Age 40                                                        -    1992 to 2000, Vice President, State Street Corporation
                                                                   (diversified financial services);

                                                              -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                   (registered investment company).

Mark E. Swanson           -    Treasurer and Principal        -    Director - Investment Operations, Frank Russell Investment
909 A Street                   Accounting Officer since            Management Company (investment management) and Frank
Tacoma, WA  98402              2000                                Russell Trust Company (trust company);
Age 42                                                        -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                   Investment Company and Russell Investment Funds
                                                                   (registered investment companies); and
                                                              -    Director, Russell Fund Distributors, Inc. and Frank
                                                                   Russell Investment Management Company.

Peter A. Ambrosini        -    Chief Compliance Officer       -    February 2001 to present, Senior Principal, Chief
State Street Financial         since 2004                          Compliance and Risk Management Officer, State Street
Center                                                             Global Advisors;
One Lincoln Street                                            -    2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA  02111-2900                                             Management, Inc.; and
Age 62                                                        -    September 1985 to February 2001, Managing Director,
                                                                   Regulatory Compliance Consulting Group,
                                                                   PricewaterhouseCoopers.

Deedra S. Walkey          -    Secretary and Chief            -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                   Legal Officer since 2005            Russell Company (institutional financial consultant);
Tacoma, WA  98402                                                  Frank Russell Investment Management Company (investment
Age 41                                                             management); Frank Russell Trust Company, and Russell
                                                                   Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                              FISCAL 2005 TOTAL
                                                                         COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE              FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND                   TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson,                          None                              None
       Chairman of the Board
       and President

       William L. Marshall, Trustee              $ 564                         $ 145,164
       Steven J. Mastrovich, Trustee             $ 564                         $ 142,337
       Patrick J. Riley, Trustee                 $ 563                         $ 141,836
       Richard D. Shirk, Trustee                 $ 564                         $ 142,175
       Bruce D. Taber, Trustee                   $ 564                         $ 144,454
       Henry W. Todd, Trustee                    $ 566                         $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                      AGGREGATE DOLLAR RANGE
                                                                                      OF EQUITY SECURITIES IN
                                                                                      ALL REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                                                                      TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND            INVESTMENT COMPANIES
Lynn L. Anderson,           Disciplined Equity Fund         $10,001-$50,000           $50,001-$100,000
Trustee                     Small Cap Fund                  $10,001-$50,000

William L. Marshall,        Core Opportunities Fund         $10,001-$50,000           Over $100,000
Trustee                     Disciplined Equity Fund         $10,001-$50,000
                            Aggressive Equity Fund          $10,001-$50,000
                            Emerging Markets Fund           $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund              $50,001-$100,000          $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund             $10,001-$50,000           Over $100,000
                            Aggressive Equity Fund          $10,001-$50,000
                            International Stock Selection   $50,001-$100,000
                            Fund
                            Emerging Markets Fund           $50,001-$100,000
                            Core Opportunities Fund         Over $100,000
                            Small Cap Fund                  Over $100,000
                            Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund             $10,001-$50,000           $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                $10,001-$50,000           $50,001-$100,000
                            Disciplined Equity Fund         $10,001-$50,000
                            Small Cap Fund                  $0-$10,000

Henry W. Todd, Trustee      All Funds                       $0                        $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, Boston, MA 02117-9130--27.33%

- Hunter & Co., FBO Wellesly College General Account, PO Box 9242, Boston, MA 02209-9242.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the fiscal year ended August 31:


     2005
     ----
     $ 21,186

The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses exceed 1.60% of average daily net assets on an annual basis (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) until December 31, 2006, which amounted to the following for the fiscal year ended August 31:


     2005
     ----
     $ 93,070


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.




                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005

                   NUMBER OF                       NUMBER OF
                   REGISTERED      ASSETS UNDER    POOLED          ASSETS UNDER                     ASSETS UNDER
                   INVESTMENT      MANAGEMENT      INVESTMENT      MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
PORTFOLIO MANAGER  COMPANIES       (IN BILLIONS)   VEHICLES        BILLIONS)        OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Chuck Martin          2 funds        $0.25            0 funds        $0.00             1 account      $0.11           $0.36
Ric Thomas            4 funds        $0.70            6 funds        $1.45             3 accounts     $2.05           $4.20
John O'Connell        0 funds        $0.00            4 funds        $1.28             7 accounts     $1.65           $2.92
Gary Lowe             0 funds        $0.00            5 funds        $4.69             7 accounts     $5.49          $10.18
Bill DeRoche          0 funds        $0.00            1 funds        $0.16            12 accounts     $4.36           $4.52

Bill DeRoche        0 funds           $ 0.00         1 funds           $ 0.16          12 accounts      $ 4.24           $ 4.39

COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the fiscal year ended August 31:


     2005
     ----
     $ 14,685


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31:

     2005
     ----
     $ 638


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                               $  65
     Printing                                  $   8
     Compensation to Dealers                      --
     Compensation to Sales Personnel           $  93
     Other(1)                                  $ 472


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31:


     2005
     ----
     $ 1,177


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the fiscal year ended August 31:


     2005
     ----
     $ 12,266



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                            PRINCIPAL      COMMISSIONS
                                             ($000)           ($000)
                                          ------------------------------
     Morgan Stanley Dean Witter               8,095             --
     Investment Technology Group              6,025              6
     Instinet Clearing Services, Inc.           976              1
     Credit Suisse First Boston                 918              2
     Knight Securities                          651              2
     Loop Capital Markets, LLC                  251              1
     Liquidnet, Inc.                            230             --
     Goldman Sachs                               66             --
     Jefferies & Company                         33             --
     Cantor Fitzgerald & Company                 31             --

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

          where:  P =      a hypothetical initial payment of $1,000
                  T =      average annual total return
                  n =      number of years
                  ERV =    ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB(D)

          where:  P =            a hypothetical initial payment of $1,000
                  T =            average annual total return (after taxes on
                                 distributions)
                  n =            number of years
                  ATV SUB(D) =   ending value of a hypothetical $1,000 payment
                                 made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           INCEPTION TO
           AUGUST 31, 2005(1)
           ------------------
             8.50%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

----------

(1)  Annualized. The fund commenced operations on March 22, 2005.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the -- issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            SSGA HIGH YIELD BOND FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

   INVESTMENT STRATEGIES                                                                                3
   RISK FACTORS - LOWER RATED DEBT SECURITIES                                                           8
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                 8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                               11
   INVESTMENT RESTRICTIONS                                                                             12
   TEMPORARY DEFENSIVE POSITION                                                                        13
   PORTFOLIO TURNOVER                                                                                  13

MANAGEMENT OF THE FUND                                                                                 14

   BOARD OF TRUSTEES AND OFFICERS                                                                      14
   COMPENSATION                                                                                        18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004      19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 21

   ADVISOR                                                                                             21
   PORTFOLIO MANAGERS                                                                                  21
   ADMINISTRATOR                                                                                       22
   CUSTODIAN AND TRANSFER AGENT                                                                        23
   DISTRIBUTOR                                                                                         24
   CODE OF ETHICS                                                                                      24
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                       26
   LEGAL COUNSEL                                                                                       27

BROKERAGE PRACTICES AND COMMISSIONS                                                                    27

PRICING OF FUND SHARES                                                                                 28

TAXES                                                                                                  29

CALCULATION OF PERFORMANCE DATA                                                                        29

ADDITIONAL INFORMATION                                                                                 31

   SHAREHOLDER MEETINGS                                                                                31
   CAPITALIZATION AND VOTING                                                                           31
   FEDERAL LAW AFFECTING STATE STREET                                                                  31
   PROXY VOTING POLICY                                                                                 32
   MASSACHUSETTS BUSINESS TRUST                                                                        32

FINANCIAL STATEMENTS                                                                                   32

APPENDIX- DESCRIPTION OF SECURITIES RATINGS                                                            33

   RATINGS OF DEBT INSTRUMENTS                                                                         33
   RATINGS OF COMMERCIAL PAPER                                                                         34

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             36

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS HIGH YIELD BOND INDEX. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the Index). The modified adjusted duration of the Index as of August 31, 2003, was 4.82 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issuers registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P), or by Fitch's Investors Service (Fitch) if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

HIGH RISK, HIGH YIELD BONDS. The fund will invest in high risk, high yield bonds. Securities rated below BBB by S&P or Baa by Moody's involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see "Risk Factors - Lower Rated Debt Securities" in this SAI.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

   2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

   3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

RISK FACTORS - LOWER RATED DEBT SECURITIES

On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the fund was investing only in investment grade securities.

The fund's Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

   a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

   b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

   c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

   d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

   e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 and 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

   6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

   8. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

   11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


        2005                              2004                           2003
        ------------------------------------------------------------------------
        136.97%                           151.82%                        148.72%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

   - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

   - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

   - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


   - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


   - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                NUMBER OF
                          POSITION(S) WITH SSgA                                                                 PORTFOLIOS IN
                          FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                    TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -   Trustee since 1988    -   Vice Chairman, Frank Russell Company (institutional      26
909 A Street              -   Interested Person         financial consultant);
Tacoma, WA 98402              of the SSgA Funds     -   Chairman of the Board, Frank Russell Trust Company;
Age 66                        (as defined in the    -   Trustee, Frank Russell Investment Company, Russell
                              1940 Act) due to          Investment Funds (registered investment companies);
                              his employment by     -   Director, Frank Russell Asset Management (Cayman) II
                              the parent company        and Frank Russell Asset Management (Cayman) III
                              of the Administrator      (general partners of limited partnerships).
                          -   Chairman of the
                              Board and President
                          -   Member, Governance
                              Committee
                          -   Member, Valuation
                              Committee

Peter G. Leahy            -   Trustee since 2005    -   2004 to Present, Executive Vice President, State Street  26
State Street              -   Interested Person         Global Advisors;
Financial Center              of the SSgA           -   1991-2004, Senior Vice President, State Street

One Lincoln Street            Funds (as defined in      Global Advisors;
Boston, MA 02111-2900         the 1940 Act) due to      -   1991 - 2004, Senior Vice President,
Age 45                        his employment by             State Street Global Advisors;
                              the parent company        -   Director, State Street Global Markets LLC.
                              of the Advisor


INDEPENDENT TRUSTEES


                                                                                                                NUMBER OF
                          POSITION(S) WITH SSgA                                                                 PORTFOLIOS IN
                          FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                    TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -   Trustee since 1988    -   Chief Executive Officer and President, Wm. L. Marshall   26
33 West Court Street      -   Chairman, Audit           Associates, Inc., Wm. L. Marshall Companies, Inc. and
Doylestown, PA 18901          Committee                 the Marshall Financial Group, Inc. (a registered
Age 63                    -   Member, Governance        investment advisor and provider of financial and
                              and Nominating            related consulting services);
                              Committee             -   Certified Financial Planner and Member, Financial
                          -   Member, Valuation         Planners Association; and
                              Committee             -   Registered Representative and Principal for Securities
                          -   Member, Legal and         with Cambridge Investment Research, Inc., Fairfield,
                              Compliance Committee      Iowa.

Steven J. Mastrovich      -   Trustee since 1988    -   September 2000 to Present, Global Head of Structured     26
623 Clapboardtree Street  -   Member, Audit             Real Estate, J.P. Morgan Investment Management (private
Westwood, MA 02090            Committee                 real estate investment for clients primarily outside of
Age 49                    -   Member, Governance        the US to locate private real estate investments in the
                              and Nominating            US);
                              Committee             -   January 2000 to September 2000, Managing Director, HSBC
                          -   Member, Valuation         Securities (USA) Inc. (banking and financial services);
                              Committee             -   From 1998 to 2000, President, Key Global Capital, Inc.
                          -   Member, Legal and         (provider of equity and mezzanine capital to real
                              Compliance Committee      estate industry);
                                                    -   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                        (law firm); and
                                                    -   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -   Trustee since 1988    -   2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place       -   Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road             Committee             -   1985 to 2002, Partner, Riley, Burke & Donahue,

Danvers, MA 01923         -   Chairman,                 L.L.P. (law firm); and
Age 57                        Governance and        -   Director, SSgA Cash Management Fund plc; and State
                              Nominating Committee      Street Global Advisors Ireland, Ltd. (investment
                          -   Member, Valuation         companies).
                              Committee
                          -   Member, Legal and
                              Compliance Committee

Richard D. Shirk          -   Trustee since 1988    -   March 2001 to April 2002, Chairman, Cerulean Companies,  26
1180 Brookgate Way, NE    -   Member, Audit             Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee             -   1996 to March 2001, President and Chief Executive
Age 60                    -   Member, Governance        Officer, Cerulean Companies, Inc. (holding company);
                              and Nominating        -   1992 to March 2001, President and Chief Executive
                              Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                          -   Member, Valuation         association for independent Blue Cross and Blue Shield
                              Committee                 health care plans);
                          -   Member, Legal and     -   1993 to November 2001, Chairman and Board Member,
                              Compliance Committee      Georgia Caring for Children Foundation (private
                                                        foundation);
                                                    -   November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                    -   September 2002 to Present, Board Member, Amerigroup
                                                        Corp. (managed health care).

Bruce D. Taber            -   Trustee since 1991    -   Consultant, Computer Simulation, General Electric        26
26 Round Top Road         -   Member, Audit             Industrial Control Systems (diversified technology and
Boxford, MA 01921             Committee                 services company); and
Age 62                    -   Member, Governance    -   Director, SSgA Cash Management Fund plc and State
                              and Nominating            Street Global Advisors Ireland, Ltd. (investment
                              Committee                 companies).
                          -   Chairman, Valuation
                              Committee
                          -   Member, Legal and
                              Compliance Committee

Henry W. Todd             -   Trustee since 1988    -   Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive         -   Alternate Chairman,       (flavorings manufacturer);
Montgomeryville, PA           Audit Committee       -   President and CEO, Zink & Triest Co., Inc. (dealer in
18936                     -   Member, Governance        vanilla flavoring); and
Age 58                        and Nominating        -   Director, SSgA Cash Management Fund plc and State
                              Committee                 Street Global Advisors Ireland, Ltd. (investment
                          -   Member, Valuation         companies).

                              Committee
                          -   Chairman, Legal and
                              Compliance Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
James Ross                -   Vice President        -    2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002                 advisor)
Center                    -   Principal Executive   -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street            Officer since 2005    -    2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900                                    management);
Age 40                                              -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                    -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -   Treasurer and         -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                  Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting Officer         company);
Age 42                        since 2000            -    Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                         and Russell Investment Funds (registered investment companies); and
                                                    -    Director, Russell Fund Distributors, Inc. and Frank Russell Investment
                                                         Management Company.

Peter A. Ambrosini        -   Chief Compliance      -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004         Management Officer, State Street Global Advisors;
Center                                              -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street                                  -    September 1985 to February 2001, Managing Director, Regulatory Compliance
Boston, MA 02111-2900                                    Consulting Group, PricewaterhouseCoopers.
Age 62

Deedra S. Walkey          -   Secretary and Chief   -    Assistant Secretary and Associate General Counsel, Frank Russell Company
909 A Street                  Legal Officer since        (institutional financial consultant); Frank Russell Investment Management
Tacoma, WA 98402              2005                       Company (investment management); Frank Russell Trust Company, and Russell
Age 41                                                   Insurance Agency Inc.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                        FISCAL 2005 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                          FISCAL 2005 AGGREGATE        FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND             TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                  None                           None
       William L. Marshall, Trustee             $ 2,338                      $ 145,164
       Steven J. Mastrovich, Trustee            $ 2,329                      $ 142,337
       Patrick J. Riley, Trustee                $ 2,330                      $ 141,836
       Richard D. Shirk, Trustee                $ 2,331                      $ 142,175
       Bruce D. Taber, Trustee                  $ 2,336                      $ 144,454
       Henry W. Todd, Trustee                   $ 2,355                      $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                             AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                                                             TRUSTEES IN FAMILY OF
TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson,               Disciplined Equity Fund           $10,001-$50,000            $50,001-$100,000
Trustee                         Small Cap Fund                    $10,001-$50,000

William L. Marshall,            Core Opportunities Fund           $10,001-$50,000            Over $100,000
Trustee                         Disciplined Equity Fund           $10,001-$50,000
                                Aggressive Equity Fund            $10,001-$50,000
                                Emerging Markets Fund             $10,001-$50,000

Steven J. Mastrovich,           S&P 500 Index Fund                $50,001-$100,000           $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund               $10,001-$50,000            Over $100,000
                                Aggressive Equity Fund            $10,001-$50,000
                                International Stock Selection     $50,001-$100,000
                                Fund
                                Emerging Markets Fund             $50,001-$100,000
                                Core Opportunities Fund           Over $100,000
                                Small Cap Fund                    Over $100,000
                                Disciplined Equity Fund           Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund               $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                  $10,001-$50,000            $50,001-$100,000
                                Disciplined Equity Fund           $10,001-$50,000
                                Small Cap Fund                    $0-$10,000

Henry W. Todd, Trustee          All Funds                         $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Coastgrass & Co., Trustee, State Street, UA DTD 6/25/1999, 200 Newport Avenue, North Quincy, MA 02171-2102--10.21%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2005                              2004                           2003
        --------------------------------------------------------------------------
        $ 283,252                         $ 392,961                      $ 353,082


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .75% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


        2005                              2004                           2003
        --------------------------------------------------------------------------
        $ 0                                $ 0                           $ 0


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


             NUMBER OF      ASSETS            NUMBER OF      ASSETS                           ASSETS
             REGISTERED     UNDER             POOLED         UNDER                            UNDER
PORTFOLIO    INVESTMENT     MANAGEMENT        INVESTMENT     MANAGEMENT        OTHER TYPES    MANAGEMENT        ASSET TOTAL
MANAGER      COMPANIES      (IN BILLIONS)     VEHICLES       (IN BILLIONS)     OF ACCOUNTS    (IN BILLIONS)     (IN BILLIONS)
-----------------------------------------------------------------------------------------------------------------------------
Elya          1 fund         $ 0.06            2 funds        $ 0.12            0 accounts      0.00              $ 0.18
Schwartzman

Meredith      1 fund         $ 0.06            2 funds        $ 0.12            0 accounts      0.00              $ 0.18
Birdsall

COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the

Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2005                              2004                           2003
        -------------------------------------------------------------------------
        $ 59,823                          $ 71,383                       $ 67,939


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2005                          2004                          2003
        ---------------------------------------------------------------------
        $ 46,596                      $ 83,491                      $ 147,966


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                                    $  5,138
       Printing                                       $    681
       Compensation to Dealers                        $ 19,109
       Compensation to Sales Personnel                $  9,615
       Other(1)                                       $ 12,053


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


        2005                          2004                          2003
        ---------------------------------------------------------------------
        $ 23,604                      $ 32,755                      $ 27,903


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                  PRINCIPAL
                                                   ($000)
                                              ----------------
       Lehman Brothers, Inc.                     45,209
       Bank of America                           33,920

       Bear Stearns                              27,348
       JP Morgan Chase                           22,798
       Wachovia Securities                       16,274
       Morgan Stanley Dean Witter                14,183
       Citigroup Global Markets, Inc.            11,644
       Credit Suisse First Boston                11,090
       UBS Securities LLC                         9,071
       Goldman Sachs                              6,896


The fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n) = ERV

       where:  P =    a hypothetical initial payment of $1,000
               T =    average annual total return
               n =    number of years
               ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n) = ATV SUB(D)

  where: P =          a hypothetical initial payment of $1,000
         T =          average annual total return (after taxes on distributions)
         n =          number of years
         ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

       YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                  ---
                  Cd

       where:  A =    dividends and interests earned during the period

               B =    expenses accrued for the period (net of reimbursements);

               C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

               D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING      FIVE YEARS ENDING      INCEPTION TO
           AUGUST 31, 2005      AUGUST 31, 2005        AUGUST 31, 2005(1)
           --------------------------------------------------------------
               7.53%                5.34%                  6.11%



The current 30-day yield (annualized) for the fund for the period ended August 31, 2005 was 6.58%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------
(1)  Annualized. The fund commenced operations on May 1, 1998.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX- DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

       Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

       A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

       Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

       Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

       B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

       CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

       CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

       C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

       D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -    Leading market positions in well-established industries.

       -    High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  - Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

       F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

       F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              SSGA IAM SHARES FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                            3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                        3

   INVESTMENT STRATEGIES                                                                                3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                 6
   INVESTMENT RISKS                                                                                     8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                8
   INVESTMENT RESTRICTIONS                                                                              9
   TEMPORARY DEFENSIVE POSITION                                                                        10
   PORTFOLIO TURNOVER                                                                                  11

MANAGEMENT OF THE FUND                                                                                 11

   BOARD OF TRUSTEES AND OFFICERS                                                                      11
   COMPENSATION                                                                                        16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004      16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                              17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                 18

   ADVISOR                                                                                             18
   PORTFOLIO MANAGERS                                                                                  18
   ADMINISTRATOR                                                                                       19
   CUSTODIAN AND TRANSFER AGENT                                                                        20
   DISTRIBUTOR                                                                                         21
   CODE OF ETHICS                                                                                      21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                            22
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                       24
   LEGAL COUNSEL                                                                                       24

BROKERAGE PRACTICES AND COMMISSIONS                                                                    24

PRICING OF FUND SHARES                                                                                 25

TAXES                                                                                                  26

CALCULATION OF PERFORMANCE DATA                                                                        27

ADDITIONAL INFORMATION                                                                                 28

   SHAREHOLDER MEETINGS                                                                                28
   CAPITALIZATION AND VOTING                                                                           28
   FEDERAL LAW AFFECTING STATE STREET                                                                  28
   PROXY VOTING POLICY                                                                                 29
   MASSACHUSETTS BUSINESS TRUST                                                                        29

FINANCIAL STATEMENTS                                                                                   29

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                             30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions. The prospectus contains more detailed information on the investment objective, risks and strategy of the IAM SHARES Fund and should be carefully reviewed prior to investing. The IAM SHARES Fund seeks to achieve its investment objective of maximizing the fund's total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM companies).

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public--excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions--multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.


US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time.

Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

OPTIMIZATION MODEL AND RISK. The fund will utilize an optimization model to implement its investment strategy. Under normal market conditions, the fund will remain fully exposed to the equity markets at all times. As the equity market rises or declines, the fund is expected to do likewise. Therefore, there is the risk that investing in the fund could result in a loss of capital.

FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and may be changed only with the approval of a majority of the shareholders of the fund. Restrictions 12 through 15 are nonfundamental and may be changed by the fund with the approval of the fund's board of trustees but without shareholder consent. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may (i) lend cash to any registered investment company or portfolio series for which the fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder and (ii) lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the Investment Company Act of 1940 (1940 Act).

10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2005               2004               2003
     --------------------------------------------------------
     13.19%             3.44%              4.95%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company                    26
909 A Street               -    Interested Person         (institutional financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and
                                President
                           -    Member,

                                Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State        26
State Street Financial     -    Interested Person         Street Global Advisors;
Center                          of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor


INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.           26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of               26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
Age 49                          Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                Committee                 HSBC Securities (USA) Inc. (banking and financial
                           -    Member, Valuation         services);
                                Committee            -    From 1998 to 2000, President, Key Global Capital,
                           -    Member, Legal and         Inc. (provider of equity and mezzanine capital to
                                Compliance                real estate industry);
                                Committee            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                          Freed & Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth        26
One Corporate Place        -    Member, Audit             of Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding
                                Governance and            company);
                                Nominating           -    1992 to March 2001, President and Chief Executive
                                Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                           -    Member, Valuation         association for independent Blue Cross and Blue
                                Committee                 Shield health care plans);
                           -    Member, Legal and    -    1993 to November 2001, Chairman and Board Member,
                                Compliance                Georgia Caring for Children Foundation (private
                                Committee                 foundation);
                                                     -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member,
                                                          Amerigroup Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric       26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.      26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville, PA             Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                           Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee

                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS


                           POSITION(S) WITH SSgA
                           FUNDS;
NAME, ADDRESS AND          LENGTH OF TIME
AGE                        SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
-------------------------------------------------------------------------------------------------------------------------------
James Ross                 -    Vice President       -    2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial          since 2002                advisor)
Center                     -    Principal            -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street              Executive Officer    -    2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900           since 2005                management);
Age 40                                               -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                     -    2000 to Present, Vice President, streetTRACKS Series Trust(registered investment company).

Mark E. Swanson            -    Treasurer and        -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                    Principal                 Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402                Accounting                company);
Age 42                          Officer since 2000   -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                          Company and Russell Investment Funds (registered investment companies); and
                                                     -    Director, Russell Fund Distributors, Inc. and Frank Russell Investment
                                                          Management Company.

Peter A. Ambrosini         -    Chief Compliance     -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial          Officer since 2004        Management Officer, State Street Global Advisors;
Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                        Inc.; and
Boston, MA  02111-2900                               -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                    Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey           -    Secretary and        -    Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                    Chief Legal               Company (institutional financial consultant); Frank Russell Investment
Tacoma, WA  98402               Officer since 2005        Management Company (investment management); Frank Russell Trust
Age 41                                                    Company, and Russell Insurance Agency Inc.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                       FISCAL 2005 TOTAL
                                                                  COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND            TRUSTEES
     ----------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman
     of the Board and President                    None                        None
     William L. Marshall, Trustee              $  2,617                  $  145,164
     Steven J. Mastrovich, Trustee             $  2,597                  $  142,337
     Patrick J. Riley, Trustee                 $  2,592                  $  141,836
     Richard D. Shirk, Trustee                 $  2,603                  $  142,175
     Bruce D. Taber, Trustee                   $  2,612                  $  144,454
     Henry W. Todd, Trustee                    $  2,651                  $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND      INVESTMENT COMPANIES
Lynn L. Anderson, Trustee        Disciplined Equity Fund         $10,001-$50,000     $50,001-$100,000
                                 Small Cap Fund                  $10,001-$50,000

William L. Marshall,             Core Opportunities Fund         $10,001-$50,000     Over $100,000
Trustee                          Disciplined Equity Fund         $10,001-$50,000
                                 Aggressive Equity Fund          $10,001-$50,000

                                 Emerging Markets Fund           $10,001-$50,000

Steven J. Mastrovich, Trustee    S&P 500 Index Fund              $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee        Special Equity Fund             $10,001-$50,000     Over $100,000
                                 Aggressive Equity Fund          $10,001-$50,000
                                 International Stock Selection   $50,001-$100,000
                                 Fund
                                 Emerging Markets Fund           $50,001-$100,000
                                 Core Opportunities Fund         Over $100,000
                                 Small Cap Fund                  Over $100,000
                                 Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee        Special Equity Fund             $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee          Bond Market Fund                $10,001-$50,000     $50,001-$100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Small Cap Fund                  $0-$10,000

Henry W. Todd, Trustee           All Funds                       $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Dolphin & Co., FBO IAM National Pension, PO Box 470--JQ7N, Boston, MA 02102--87.54%

- SEI Private Trust Co. c/o Suntrust, One Freedom Valley Drive, Oaks, PA 19456--6.98%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005                2004              2003
     ------------------------------------------------------
     $ 449,310           $ 415,346         $ 342,214


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .65% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2005                2004              2003
     ------------------------------------------------------
     $ 0                 $ 0               $ 0


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees -- the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.



                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF                   NUMBER OF   ASSETS
                  REGISTERED   ASSETS UNDER   POOLED      UNDER                        ASSETS UNDER
PORTFOLIO         INVESTMENT   MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES    (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS   (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------
Michael Feehily    2 funds      $      7.41     5 funds    $     17.08   12 accounts    $    9.77       $    34.26
John Tucker        9 funds      $      1.23     4 funds    $      4.42    7 accounts    $    8.74            14.40
David Chin         4 funds      $      0.85     7 funds    $     20.16    8 accounts    $   13.17       $    34.19
Karl Schneider     6 funds      $      3.29    12 funds    $     16.77    8 accounts    $    6.38       $    26.44
James May          4 funds      $     52.67     3 funds    $     89.92   14 accounts    $   26.23       $   168.83



                 OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005



                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Michael Feehily               IAM Shares                          $0-$10,000

John Tucker                   N/A                                 N/A

David Chin                    N/A                                 N/A

Karl Schneider                N/A                                 N/A

James May                     N/A                                 N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


          2005               2004               2003
          --------------------------------------------------------
          $ 86,695           $ 80,433           $ 74,017


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005               2004               2003
     --------------------------------------------------------
     $ 64,815           $ 65,202           $ 52,642


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                                   $    8,013
     Printing                                      $    1,056
     Compensation to Dealers                       $   28,558
     Compensation to Sales Personnel               $   10,301
     Other(1)                                      $   16,887


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2005               2004               2003
     --------------------------------------------------------
     $ 44,931           $ 41,543           $ 34,221


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2005               2004               2003
     --------------------------------------------------------
     $ 25,199           $ 7,542            $ 17,870


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


     2005               2004               2003
     --------------------------------------------------------
     $ 0                $ 65               $ 15,840


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:





                                                PRINCIPAL   COMMISSIONS
                                                 ($000)        ($000)
     Investment Technology Group Inc.              43,382            24
     Knight Securities                                 52             1
     Morgan Stanley Dean Witter                        14            --
     Bacon Stifel                                       6            --
     Midkiff Capital Group                              6            --
     UBS Securities LLC                                 6            --


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


     CARRYOVER AMOUNT       EXPIRATION DATE
     ---------------------------------------
     $    1,128,508         August 31, 2009

     $    1,240,367         August 31, 2010
     $    8,639,128         August 31, 2011
     $    1,396,174         August 31, 2012
     $      859,207         August 31, 2013


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n) = ERV

       where:  P =    a hypothetical initial payment of $1,000
               T =    average annual total return
               n =    number of years
               ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =            a hypothetical initial payment of $1,000
               T =            average annual total return (after taxes on
                              distributions)
               n =            number of years
               ATV SUB(D) =   ending value of a hypothetical $1,000 payment made
                              at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


     ONE YEAR ENDING    FIVE YEARS ENDING     INCEPTION TO
     AUGUST 31, 2005    AUGUST 31, 2005       AUGUST 31, 2005(1)
     -----------------------------------------------------------
          10.95%             (3.11)%               (0.08)%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------
(1)  Annualized. The fund commenced operations on June 2, 1999.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             SSGA INTERMEDIATE FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     8
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   11
   INVESTMENT RESTRICTIONS                                                                                 12
   TEMPORARY DEFENSIVE POSITION                                                                            13
   PORTFOLIO TURNOVER                                                                                      13

MANAGEMENT OF THE FUND                                                                                     14

   BOARD OF TRUSTEES AND OFFICERS                                                                          14
   COMPENSATION                                                                                            18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004          19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     21

   ADVISOR                                                                                                 21
   PORTFOLIO MANAGERS                                                                                      21
   ADMINISTRATOR                                                                                           23
   CUSTODIAN AND TRANSFER AGENT                                                                            24
   DISTRIBUTOR                                                                                             25
   CODE OF ETHICS                                                                                          25
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           27
   LEGAL COUNSEL                                                                                           27

BROKERAGE PRACTICES AND COMMISSIONS                                                                        27

PRICING OF FUND SHARES                                                                                     28

TAXES                                                                                                      29

CALCULATION OF PERFORMANCE DATA                                                                            30

ADDITIONAL INFORMATION                                                                                     31

   SHAREHOLDER MEETINGS                                                                                    31
   CAPITALIZATION AND VOTING                                                                               31
   FEDERAL LAW AFFECTING STATE STREET                                                                      31
   PROXY VOTING POLICY                                                                                     32
   MASSACHUSETTS BUSINESS TRUST                                                                            32

FINANCIAL STATEMENTS                                                                                       32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LBIGC INDEX"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $150 million.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

MORTGAGE-BACKED SECURITY ROLLS. The fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and
(3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

     16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Position

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


             2005          2004          2003
             -----------------------------------
             440.09%       197.27%       146.13%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                   NUMBER OF
                       POSITION(S) WITH SSgA                                                                       PORTFOLIOS IN
                       FUNDS;                                                                                      FUND COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                    SERVED                            OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson       -  Trustee since 1988             -  Vice Chairman, Frank Russell Company (institutional    26
909 A Street           -  Interested Person of the SSgA     financia consultant);
Tacoma, WA 98402          Funds (as defined in the 1940  -  Chairman of the Board, Frank Russell Trust Company;
Age 66                    Act) due to his employment by  -  Trustee, Frank Russell Investment Company, Russell
                          the parent company of the         Investment Funds (registered investment companies);
                          Administrator                  -  Director, Frank Russell Asset Management (Cayman)
                       -  Chairman of the Board and         II and Frank Russell Asset Management (Cayman) III
                          President                         (general partners of limited partnerships).
                       -  Member, Governance Committee
                       -  Member, Valuation Committee

Peter G. Leahy         -  Trustee since 2005             -  2004 to Present, Executive Vice President, State       26
State Street           -  Interested Person of the SSgA     Street Global Advisors;
Financial Center          Funds (as defined in the 1940  -  1991-2004, Senior Vice President, State Street
One Lincoln Street        Act) due to his employment by     Global Advisors;
Boston, MA 02111-         the                            -  Director, State Street Global Markets LLC.
2900
Age 45

                          Advisor


INDEPENDENT TRUSTEES


                                                                                                                   NUMBER OF
                       POSITION(S) WITH SSgA                                                                       PORTFOLIOS IN
                       FUNDS;                                                                                      FUND COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                    SERVED                            OTHER DIRECTORSHIPS HELD                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall    -  Trustee since 1988             -  Chief Executive Officer and President, Wm. L.          26
33 West Court Street   -  Chairman, Audit Committee         Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901   -  Member, Governance and            Companies, Inc. and the Marshall Financial Group,
Age 63                    Nominating Committee              Inc. (a registered investment advisor and provider
                       -  Member, Valuation Committee       of financial and related consulting services);
                       -  Member, Legal and Compliance   -  Certified Financial Planner and Member, Financial
                          Committee                         Planners Association; and
                                                         -  Registered Representative and Principal for
                                                            Securities with Cambridge Investment Research,
                                                            Inc., Fairfield, Iowa.

Steven J. Mastrovich   -  Trustee since 1988             -  September 2000 to Present, Global Head of              26
623 Clapboardtree      -  Member, Audit Committee           Structured Real Estate, J.P. Morgan Investment
Street                 -  Member, Governance and            Management (private real estate investment for
Westwood, MA 02090        Nominating Committee              clients primarily outside of the US to locate
Age 49                 -  Member, Valuation                 private real estate investments in the US);
                          Committee                      -  January 2000 to September 2000, Managing Director,
                       -  Member, Legal and                 HSBC Securities (USA) Inc. (banking and financial
                          Compliance Committee              services);
                                                         -  From 1998 to 2000, President, Key Global Capital,
                                                            Inc. (provider of equity and mezzanine capital to
                                                            real estate industry);
                                                         -  From 1997 to 1998, Partner, Squire, Sanders &
                                                            Dempsey (law firm); and
                                                         -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                            Gesmer (law firm).

Patrick J. Riley       -  Trustee since 1988             -  2003 to Present, Associate Justice, Commonwealth of    26
One Corporate Place    -  Member, Audit Committee           Massachusetts Superior Court;
55 Ferncroft Road      -  Chairman, Governance and       -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         Nominating Committee              L.L.P. (law firm); and
Age 57                 -  Member, Valuation              -  Director, SSgA Cash Management Fund plc; and State
                                                            Street Global Advisors Ireland, Ltd. (investment
                                                            companies).

                          Committee
                       -  Member, Legal and
                          Compliance Committee

Richard D. Shirk       -  Trustee since 1988             -  March 2001 to April 2002, Chairman, Cerulean           26
1180 Brookgate         -  Member, Audit Committee           Companies, Inc. (holding company) (Retired);
Way, NE                -  Member, Governance and         -  1996 to March 2001, President and Chief Executive
Atlanta, GA 30319-        Nominating Committee              Officer, Cerulean Companies, Inc. (holding
2877                   -  Member, Valuation Committee       company);
Age 60                 -  Member, Legal and Compliance   -  1992 to March 2001, President and Chief Executive
                          Committee                         Officer, Blue Cross/Blue Shield of Georgia (trade
                                                            association for independent Blue Cross and Blue
                                                            Shield health care plans);
                                                         -  1993 to November 2001, Chairman and Board Member,
                                                            Georgia Caring for Children Foundation (private
                                                            foundation);
                                                         -  November 1998 to Present, Board Member, Healthcare
                                                            Georgia Foundation (private foundation); and
                                                         -  September 2002 to Present, Board Member, Amerigroup
                                                            Corp. (managed health care).

Bruce D. Taber         -  Trustee since 1991             -  Consultant, Computer Simulation, General Electric      26
26 Round Top Road      -  Member, Audit Committee           Industrial Control Systems (diversified technology
Boxford, MA 01921      -  Member, Governance and            and services company); and
Age 62                    Nominating Committee           -  Director, SSgA Cash Management Fund plc and State
                       -  Chairman, Valuation Committee     Street Global Advisors Ireland, Ltd. (investment
                       -  Member, Legal and Compliance      companies).
                          Committee

Henry W. Todd          -  Trustee since 1988             -  Chairman, President and CEO, A.M. Todd Group, Inc.     26
150 Domorah Drive      -  Alternate Chairman, Audit         (flavorings manufacturer);
Montgomeryville,          Committee                      -  President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936               -  Member, Governance and            in vanilla flavoring); and
Age 58                    Nominating Committee           -  Director, SSgA Cash Management Fund plc and State
                       -  Member, Valuation Committee       Street Global Advisors Ireland, Ltd. (investment
                       -  Chairman, Legal and               companies).
                          Compliance Committee

PRINCIPAL OFFICERS


                       POSITION(S) WITH SSgA
                       FUNDS;
NAME, ADDRESS AND      LENGTH OF TIME
AGE                    SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
James Ross             -  Vice President since 2002      -  2005 to Present, President, SSgA Funds Management,
State Street           -  Principal Executive Officer       Inc. (investment advisor)
Financial Center          since 2005                     -  2001 to 2005, Principal, SSgA Funds Management,
One Lincoln Street                                          Inc.;
Boston, MA 02111-2900                                    -  2000 to Present, Principal, State Street Global
Age 40                                                      Advisors (investment management);
                                                         -  1992 to 2000, Vice President, State Street
                                                            Corporation (diversified financial services);
                                                         -  2000 to Present, Vice President, streetTRACKS
                                                            Series Trust (registered investment company).

Mark E. Swanson        -  Treasurer and Principal        -  Director - Investment Operations, Frank Russell
909 A Street              Accounting Officer since 2000     Investment Management Company (investment
Tacoma, WA 98402                                            management) and Frank Russell Trust Company (trust
Age 42                                                      company);
                                                         -  Treasurer and Chief Accounting Officer, Frank
                                                            Russell Investment Company and Russell Investment
                                                            Funds (registered investment companies); and
                                                         -  Director, Russell Fund Distributors, Inc. and Frank
                                                            Russell Investment Management Company.

Peter A. Ambrosini     -  Chief Compliance Officer       -  February 2001 to present, Senior Principal, Chief
State Street              since 2004                        Compliance and Risk Management Officer, State
Financial Center                                            Street Global Advisors;
One Lincoln Street                                       -  2001 to present, Chief Compliance Officer, SSgA
Boston, MA 02111-2900                                       Funds Management, Inc.; and
Age 62                                                   -  September 1985 to February 2001, Managing Director,
                                                            Regulatory Compliance Consulting Group,
                                                            PricewaterhouseCoopers.

Deedra S. Walkey       -  Secretary and Chief            -  Assistant Secretary and Associate General Counsel,
909 A Street              Legal Officer since 2005          Frank Russell Company (institutional financial
Tacoma, WA 98402                                            consultant); Frank Russell Investment Management
Age 41                                                      Company (investment management); Frank Russell Trust
                                                            Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                                   FISCAL 2005 TOTAL
                                                                              COMPENSATION FROM FUND AND
                                                  FISCAL 2005 AGGREGATE          FUND COMPLEX PAID TO
                 NAME/POSITION                   COMPENSATION FROM FUND               TRUSTEES
          --------------------------------------------------------------------------------------------------
          Lynn L. Anderson, Chairman
          of the Board and President                           None                            None
          William L. Marshall, Trustee            $           2,444              $          145,164
          Steven J. Mastrovich, Trustee           $           2,430              $          142,337
          Patrick J. Riley, Trustee               $           2,428              $          141,836
          Richard D. Shirk, Trustee               $           2,434              $          142,175
          Bruce D. Taber, Trustee                 $           2,441              $          144,454
          Henry W. Todd, Trustee                  $           2,467              $          150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                              ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY
                                                                                              TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                    INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund                    $10,001-$50,000        $50,001-$100,000
                            Small Cap Fund                             $10,001-$50,000

William L. Marshall,        Core Opportunities Fund                    $10,001-$50,000        Over $100,000
Trustee                     Disciplined Equity Fund                    $10,001-$50,000
                            Aggressive Equity Fund                     $10,001-$50,000
                            Emerging Markets Fund                      $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                         $50,001-$100,000       $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                        $10,001-$50,000        Over $100,000
                            Aggressive Equity Fund                     $10,001-$50,000
                            International Stock Selection Fund         $50,001-$100,000
                            Emerging Markets Fund                      $50,001-$100,000
                            Core Opportunities Fund                    Over $100,000
                            Small Cap Fund                             Over $100,000
                            Disciplined Equity Fund                    Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                        $10,001-$50,000        $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                           $10,001-$50,000        $50,001-$100,000
                            Disciplined Equity Fund                    $10,001-$50,000
                            Small Cap Fund                             $0-$10,000

Henry W. Todd, Trustee      All Funds                                  $0                     $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008--32.27%

- Citigroup Institutional Trust Co., FBO Copeland Retirement Trust Account, 400 Atrium Drive, Somerset, NJ 08873-4162--13.97%

- State Street as Custodian for Pentagon Plaza Inc., 1825 K Street NW Suite 1400, Washington, DC 20006--10.79%

-    Atwell & Co., PO Box 2044 Peck Slip Station, New York, NY 10038--6.38%

- State Street as Trustee FBO Caritas Christi and Affiliates, 736 Cambridge Street, Brighton, MA 02135-2907--5.46%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005               2004               2003
     ---------------------------------------------------
     $     876,457      $   1,056,397      1,009,174



Effective July 1, 2005, the Advisor agreed to permanently reduce the management fee to .30%. Prior to that, through December 31, 2010, the Advisor contractually agreed to waive .50% of its .80% management fee, which amounted to the following for the last three fiscal years ended August 31:



     2005               2004               2003
     ---------------------------------------------------
     $       488,947   $       174,029   $       630,734



In addition, through December 31, 2006, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:



     2005              2004              2003
     ---------------------------------------------------
     $       171,787   $       660,247   $       110,160


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                     NUMBER OF    ASSETS         NUMBER OF
                     REGISTERED   UNDER          POOLED       ASSETS UNDER                  ASSETS UNDER
PORTFOLIO            INVESTMENT   MANAGEMENT     INVESTMENT   MANAGEMENT      OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER              COMPANIES    (IN BILLIONS)  VEHICLES     (IN BILLIONS)   OF ACCOUNTS   (IN BILLIONS)   (IN BILLIONS)
-------------------------------------------------------------------------------------------------------------------------
Susan Reigel         2 funds       $ 0.4           7 funds       $ 4.3        2 accounts      $ 1.0            $ 5.6
Robert Picket, CFA   2 funds       $ 0.4           4 funds       $ 3.6        3 accounts      $ 0.5            $ 4.5
Carlos Coutinho      2 funds       $ 0.4           1 fund        $ 0.2        2 accounts      $ 0.9            $ 1.5


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005              2004              2003
     ---------------------------------------------------
     $        70,770   $        71,766   $        70,577


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005              2004              2003
     ---------------------------------------------------
     $       123,148   $       115,123   $        89,976


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                         $         6,051
     Printing                            $           796
     Compensation to Dealers             $        90,429
     Compensation to Sales Personnel     $        17,230
     Other(1)                            $         8,642


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005              2004              2003
     ---------------------------------------------------
     $        32,293   $        33,020   $        31,537


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                                 PRINCIPAL
                                                                  ($000)
                                                           --------------------
     JP Morgan Chase                                              484,384
     Credit Suisse First Boston                                   468,167
     Barclays                                                     181,181
     Goldman Sachs                                                106,125
     Citigroup Global Markets, Inc.                                67,408
     Lehman Brothers, Inc.                                         43,767
     Morgan Stanley Dean Witter                                    15,681
     UBS Securities LLC                                            14,527
     Bank of America                                                7,392
     BNP Paribas                                                    5,901


The Intermediate Fund normally does not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ERV

     where:  P =     a hypothetical initial payment of $1,000
             T =     average annual total return
             n =     number of years
             ERV =   ending redeemable value of a hypothetical
                     $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where: P =           a hypothetical initial payment of $1,000
            T =           average annual total return (after taxes on
                          distributions)
            n =           number of years
            ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


        ONE YEAR ENDING      FIVE YEARS ENDING   TEN YEARS ENDING
        AUGUST 31, 2005      AUGUST 31, 2005     AUGUST 31, 2005(1)
        -----------------------------------------------------------
             1.95%                 5.91%              5.76%


----------
(1)  The Fund commenced operations on September 1, 1993.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                   ---
                   Cd

        where:  A =   dividends and interests earned during the period

                B =   expenses accrued for the period (net of reimbursements);

                C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.


The current 30-day yield (annualized) for the fund for the period ended August 31, 2005 was 4.01%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

    - describes its proxy voting procedures to its clients in Part II of its Form ADV;
    - provides the client with this written proxy policy, upon request;
    - discloses to its clients how they may obtain information on how FM voted the client's proxies;
    - matches proxies received with holdings as of record date;
    - reconciles holdings as of record date and rectifies any discrepancies;
    - generally applies its proxy voting policy consistently and keeps records of votes for each client;
    - documents the reason(s) for voting for all non-routine items; and
    - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -   Approval of auditors
     -   Directors' and auditors' compensation
     -   Directors' liability and indemnification
     -   Discharge of board members and auditors
     -   Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -   Authorization of share repurchase programs
     -   General updating of or corrective amendments to charter
     -   Change in Corporation Name
     -   Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -   Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -   Stock option plans which are incentive based and not excessive
     -   Other stock-based plans which are appropriately structured
     -   Reductions in super-majority vote requirements
     -   Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -   Elimination of Shareholders' Right to Call Special Meetings
     -   Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -   Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -   Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -   Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -   Mandates that shareholder-rights plans be put to a vote or repealed
     -   Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -   Repeals of various anti-takeover related provisions
     -   Reduction or elimination of super-majority vote requirements
     -   Repeals or prohibitions of "greenmail" provisions
     -   "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -   Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -   Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     -   Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                  SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                8
   INVESTMENT RISKS                                                                                   11
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              11
   INVESTMENT RESTRICTIONS                                                                            13
   TEMPORARY DEFENSIVE POSITION                                                                       14
   PORTFOLIO TURNOVER                                                                                 14

MANAGEMENT OF THE FUND                                                                                14

   BOARD OF TRUSTEES AND OFFICERS                                                                     14
   COMPENSATION                                                                                       19
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004     20
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             21

INVESTMENT ADVISORY AND OTHER SERVICES                                                                21

   ADVISOR                                                                                            21
   PORTFOLIO MANAGERS                                                                                 22
   ADMINISTRATOR                                                                                      23
   CUSTODIAN AND TRANSFER AGENT                                                                       24
   DISTRIBUTOR                                                                                        25
   CODE OF ETHICS                                                                                     25
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                      27
   LEGAL COUNSEL                                                                                      27

BROKERAGE PRACTICES AND COMMISSIONS                                                                   27

PRICING OF FUND SHARES                                                                                29

TAXES                                                                                                 30

CALCULATION OF PERFORMANCE DATA                                                                       31

ADDITIONAL INFORMATION                                                                                32

   SHAREHOLDER MEETINGS                                                                               32
   CAPITALIZATION AND VOTING                                                                          32
   FEDERAL LAW AFFECTING STATE STREET                                                                 32
   PROXY VOTING POLICY                                                                                32
   MASSACHUSETTS BUSINESS TRUST                                                                       32

FINANCIAL STATEMENTS                                                                                  33

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                           34

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            36

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI(R) EAFE(R) INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD CURRENCY TRANSACTIONS. The fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the fund takes a short position in a forward currency contract, the fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the fund "covers" a forward currency position generally by entering into an offsetting position. The transaction costs to the fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restriction 9 is nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

With respect to the industry concentration outlined in the Prospectus, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

Except with respect to Investment Restriction Nos. 2 and 9, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

Portfolio Turnover

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


           2005                     2004                    2003
           ------------------------------------------------------------
           82.02%                    58.46%                  48.92%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEES



                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN
                          FUNDS;                                                                              FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988     -  Vice Chairman, Frank Russell Company                    26
909 A Street              -  Interested Person         (institutional financial consultant);
Tacoma, WA 98402             of the SSgA Funds      -  Chairman of the Board, Frank Russell Trust Company;
Age 66                       (as defined in         -  Trustee, Frank Russell Investment Company, Russell
                             the 1940 Act) due         Investment Funds (registered investment companies);
                             to his employment      -  Director, Frank Russell Asset Management (Cayman)
                             by the parent             II and Frank Russell Asset Management (Cayman) III
                             company of the            (general partners of limited partnerships).
                             Administrator
                          -  Chairman of the
                             Board and
                             President
                          -  Member,
                             Governance
                             Committee
                          -  Member, Valuation
                             Committee

Peter G. Leahy            -  Trustee since 2005     -  2004 to Present, Executive Vice President, State        26
State Street Financial    -  Interested Person         Street Global Advisors;
Center                       of the SSgA Funds      -  1991-2004, Senior Vice President, State Street
One Lincoln Street           (as defined in            Global Advisors;
Boston, MA 02111-2900        the 1940 Act) due      -  Director, State Street Global Markets LLC.
Age 45                       to his employment
                             by the Advisor


INDEPENDENT TRUSTEES

                                                                                                              NUMBER OF
                          POSITION(S) WITH SSgA                                                               PORTFOLIOS IN
                          FUNDS;                                                                              FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                  TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988     -  Chief Executive Officer and President, Wm. L.           26
33 West Court Street      -  Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901         Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                    -  Member,                   Inc. (a registered investment advisor and provider
                             Governance and            of financial and related consulting services);
                                                    -  Certified Financial Planner and Member, Financial

                             Nominating                Planners Association; and
                             Committee              -  Registered Representative and Principal for
                          -  Member, Valuation         Securities with Cambridge Investment Research,
                             Committee                 Inc., Fairfield, Iowa.
                          -  Member, Legal and
                             Compliance
                             Committee

Steven J. Mastrovich      -  Trustee since 1988     -  September 2000 to Present, Global Head of               26
623 Clapboardtree         -  Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                       Committee                 Management (private real estate investment for
Westwood, MA 02090        -  Member,                   clients primarily outside of the US to locate
Age 49                       Governance and            private real estate investments in the US);
                             Nominating             -  January 2000 to September 2000, Managing Director,
                             Committee                 HSBC Securities (USA) Inc. (banking and financial
                          -  Member, Valuation         services);
                             Committee              -  From 1998 to 2000, President, Key Global Capital,
                          -  Member, Legal and         Inc. (provider of equity and mezzanine capital to
                             Compliance                real estate industry);
                             Committee              -  From 1997 to 1998, Partner, Squire, Sanders &
                                                       Dempsey (law firm); and
                                                    -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                       Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988     -  2003 to Present, Associate Justice, Commonwealth        26
One Corporate Place       -  Member, Audit             of Massachusetts Superior Court;
55 Ferncroft Road            Committee              -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -  Chairman,                 L.L.P. (law firm); and
Age 57                       Governance and         -  Director, SSgA Cash Management Fund plc; and State
                             Nominating                Street Global Advisors Ireland, Ltd. (investment
                             Committee                 companies).
                          -  Member, Valuation
                             Committee
                          -  Member, Legal and
                             Compliance
                             Committee

Richard D. Shirk          -  Trustee since 1988     -  March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE    -  Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       Committee              -  1996 to March 2001, President and Chief Executive
Age 60                    -  Member,                   Officer, Cerulean Companies, Inc. (holding
                             Governance and            company);
                             Nominating             -  1992 to March 2001, President and Chief Executive
                             Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                          -  Member, Valuation         association for independent Blue Cross and Blue
                             Committee                 Shield health care plans);
                          -  Member, Legal and      -  1993 to November 2001, Chairman and Board Member,
                             Compliance                Georgia Caring for Children Foundation (private
                             Committee                 foundation);
                                                    -  November 1998 to Present, Board Member, Healthcare
                                                       Georgia Foundation (private

                                                       foundation); and
                                                    -  September 2002 to Present, Board Member,
                                                       Amerigroup Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991     -  Consultant, Computer Simulation, General Electric       26
26 Round Top Road         -  Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921            Committee                 and services company); and
Age 62                    -  Member,                -  Director, SSgA Cash Management Fund plc and State
                             Governance and            Street Global Advisors Ireland, Ltd. (investment
                             Nominating                companies).
                             Committee
                          -  Chairman,
                             Valuation
                             Committee
                          -  Member, Legal and
                             Compliance
                             Committee

Henry W. Todd             -  Trustee since 1988     -  Chairman, President and CEO, A.M. Todd Group, Inc.      26
150 Domorah Drive         -  Alternate                 (flavorings manufacturer);
Montgomeryville, PA          Chairman, Audit        -  President and CEO, Zink & Triest Co., Inc. (dealer
18936                        Committee                 in vanilla flavoring); and
Age 58                    -  Member,                -  Director, SSgA Cash Management Fund plc and State
                             Governance and            Street Global Advisors Ireland, Ltd. (investment
                             Nominating                companies).
                             Committee
                          -  Member, Valuation
                             Committee
                          -  Chairman, Legal
                             and Compliance
                             Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
--------------------------------------------------------------------------------------------------------------
James Ross                -  Vice President         -  2005 to Present, President, SSgA Funds Management,
State Street Financial       since 2002                Inc. (investment advisor)
Center                    -  Principal              -  2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street           Executive Officer      -  2000 to Present, Principal, State Street Global
Boston, MA 02111-2900        since 2005                Advisors (investment management);
Age 40                                              -  1992 to 2000, Vice President, State Street
                                                       Corporation (diversified financial services);
                                                    -  2000 to Present, Vice President, streetTRACKS Series
                                                       Trust (registered

                                                       investment company).

Mark E. Swanson           -  Treasurer and          -  Director - Investment Operations, Frank Russell
909 A Street                 Principal                 Investment Management Company (investment management)
Tacoma, WA 98402             Accounting                and Frank Russell Trust Company (trust company);
Age 42                       Officer since 2000     -  Treasurer and Chief Accounting Officer, Frank Russell
                                                       Investment Company and Russell Investment Funds
                                                       (registered investment companies); and
                                                    -  Director, Russell Fund Distributors, Inc. and Frank
                                                       Russell Investment Management Company.

Peter A. Ambrosini        -  Chief Compliance       -  February 2001 to present, Senior Principal, Chief
State Street Financial       Officer since 2004        Compliance and Risk Management Officer, State Street
Center                                                 Global Advisors;
One Lincoln Street                                  -  2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA 02111-2900                                  Management, Inc.; and
Age 62                                              -  September 1985 to February 2001, Managing Director,
                                                       Regulatory Compliance Consulting Group,
                                                       PricewaterhouseCoopers.

Deedra S. Walkey          -  Secretary and          -  Assistant Secretary and Associate General Counsel,
909 A Street                 Chief Legal               Frank Russell Company (institutional financial
Tacoma, WA 98402             Officer since 2005        consultant); Frank Russell Investment Management
Age 41                                                 Company (investment management); Frank Russell Trust
                                                       Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                    FISCAL 2005 TOTAL
                                                                COMPENSATION FROM FUND AND
                                       FISCAL 2005 AGGREGATE      FUND COMPLEX PAID TO
             NAME/POSITION             COMPENSATION FROM FUND           TRUSTEES
     -------------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board
     and President                            None                        None

     William L. Marshall,                  $ 2,208                   $ 145,164
     Trustee
     Steven J. Mastrovich,                 $ 2,201                   $ 142,337
     Trustee
     Patrick J. Riley, Trustee             $ 2,200                   $ 141,836
     Richard D. Shirk, Trustee             $ 2,203                   $ 142,175
     Bruce D. Taber, Trustee               $ 2,206                   $ 144,454
     Henry W. Todd, Trustee                $ 2,219                   $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                              AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN ALL
                                                                                              REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY
                                                                                              TRUSTEES IN FAMILY OF
TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                 INVESTMENT COMPANIES
Lynn L. Anderson,              Disciplined Equity Fund            $10,001-$50,000             $50,001-$100,000
Trustee                        Small Cap Fund                     $10,001-$50,000

William L. Marshall,           Core Opportunities Fund            $10,001-$50,000             Over $100,000
Trustee                        Disciplined Equity Fund            $10,001-$50,000
                               Aggressive Equity Fund             $10,001-$50,000
                               Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,          S&P 500 Index Fund                 $50,001-$100,000            $50,001-$100,000
Trustee

Patrick J. Riley, Trustee      Special Equity Fund                $10,001-$50,000             Over $100,000
                               Aggressive Equity Fund             $10,001-$50,000
                               International Stock Selection      $50,001-$100,000
                               Fund
                               Emerging Markets Fund              $50,001-$100,000
                               Core Opportunities Fund            Over $100,000
                               Small Cap Fund                     Over $100,000
                               Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                $10,001-$50,000             $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                   $10,001-$50,000             $50,001-$100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee         All Funds                          $0                          $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- National Financial Services Corp., 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003--39.11%

-    Atwell & Co., PO Box 2044, Peck Slip Station, New York, NY 10038--31.96%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:

     2005                 2004                  2003
     ---------------------------------------------------------
     $ 448,361            $ 500,460             $ 590,796


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2005                 2004                 2003
     ---------------------------------------------------------
     $ 234,773            $ 220,054            $ 291,041


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005

                   NUMBER OF   ASSETS          NUMBER OF   ASSETS                      ASSETS
                   REGISTERED  UNDER           POOLED      UNDER                       UNDER
PORTFOLIO          INVESTMENT  MANAGEMENT      INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT     ASSET TOTAL
MANAGER            COMPANIES   (IN BILLIONS)   VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)  (IN BILLIONS)
-------------------------------------------------------------------------------------------------------------------
Tim Corbett           1 fund     $ 0.05          2 funds      $ 0.18       7 accounts      $ 0.80         $ 1.03
Ivka
Kalus-Bystricky       1 fund     $ 0.05          2 funds      $ 0.18       7 accounts      $ 0.80         $ 1.03
Lindsey Richardson    1 fund     $ 0.05          2 funds      $ 0.18       7 accounts      $ 0.80         $ 1.03
Gary Yung             1 fund     $ 0.05          2 funds      $ 0.18       7 accounts      $ 0.80         $ 1.03

                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                   NUMBER OF                       NUMBER OF
                   REGISTERED      ASSETS UNDER    POOLED          ASSETS UNDER                     ASSETS UNDER
                   INVESTMENT      MANAGEMENT      INVESTMENT      MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
PORTFOLIO MANAGER  COMPANIES       (IN BILLIONS)   VEHICLES        BILLIONS)        OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Tim Corbett           1 fund         $0.05            2 funds        $0.18             7 accounts     $0.80           $1.03
Ivka
Kalus-Bystricky       1 fund         $0.05            2 funds        $0.18             7 accounts     $0.80           $1.03
Gary Yung             1 fund         $0.05            2 funds        $0.18             7 accounts     $0.80           $1.03


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2005                 2004                  2003
        ----------------------------------------------------------
        $ 71,708             $ 78,817              $ 83,853


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005                 2004                  2003
     ----------------------------------------------------------
     $ 62,474             $ 39,393              $ 124,850


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                                        2,844
     Printing                                             377
     Compensation to Dealers                           47,991
     Compensation to Sales Personnel                    5,863
     Other(1)                                           5,399


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005                 2004                  2003
     -----------------------------------------------------------
     $ 14,945             $ 16,686              $ 19,693


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2005                 2004                  2003
     -----------------------------------------------------------
     $ 83,209             $ 75,415              $ 71,859


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                PRINCIPAL    COMMISSIONS
                                                 ($000)         ($000)
                                                ---------    -----------
     Credit Suisse First Boston                  33,155           19
     Lehman Brothers, Inc.                       17,625            8
     Morgan Stanley Dean Witter                  13,007            7
     Goldman Sachs                               10,844            8

     Merrill Lynch                                6,760           12
     Investment Technology Group                  5,061            2
     UBS Securities LLC                           4,721            5
     Societe Generale Securities                  4,460            3
     Citigroup Global Markets, Inc.               4,348            5
     Instinet Clearing Services, Inc.             2,976           --
     Freimark Blair & Company                        --            4


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


          CARRYOVER AMOUNT     EXPIRATION DATE
          ------------------------------------
           $  9,619,456        August 31, 2010
           $ 18,072,455        August 31, 2011
           $ 18,722,774        August 31, 2012


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:  P =     a hypothetical initial payment of $1,000
               T =     average annual total return
               n =     number of years
               ERV =   ending redeemable value of a hypothetical
                       $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:   P =            a hypothetical initial payment of $1,000
                T =            average annual total return (after taxes on
                               distributions)
                n =            number of years
                ATV SUB(D)  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING   FIVE YEARS ENDING   INCEPTION TO
           AUGUST 31, 2005   AUGUST 31, 2005     AUGUST 31, 2005(1)
           --------------------------------------------------------
             24.72%            (4.26)%             2.26%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30:
(i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

----------
(1) Annualized. The fund commenced operations on May 1, 1998.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.
          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     SSGA INTERNATIONAL STOCK SELECTION FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     7
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   10
   TEMPORARY DEFENSIVE POSITION                                                                            13
   PORTFOLIO TURNOVER                                                                                      13

MANAGEMENT OF THE FUND                                                                                     14

   BOARD OF TRUSTEES AND OFFICERS                                                                          14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004          19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     21

   ADVISOR                                                                                                 21
   PORTFOLIO MANAGERS                                                                                      21
   ADMINISTRATOR                                                                                           22
   CUSTODIAN AND TRANSFER AGENT                                                                            23
   DISTRIBUTOR                                                                                             24
   CODE OF ETHICS                                                                                          24
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           27
   LEGAL COUNSEL                                                                                           27

BROKERAGE PRACTICES AND COMMISSIONS                                                                        27

PRICING OF FUND SHARES                                                                                     28

TAXES                                                                                                      29

CALCULATION OF PERFORMANCE DATA                                                                            30

ADDITIONAL INFORMATION                                                                                     31

   SHAREHOLDER MEETINGS                                                                                    31
   CAPITALIZATION AND VOTING                                                                               31
   FEDERAL LAW AFFECTING STATE STREET                                                                      31
   PROXY VOTING POLICY                                                                                     32

FINANCIAL STATEMENTS                                                                                       32

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                                33

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 35

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI EAFE INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries may be added to or deleted from the list.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA

Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2005               2004               2003
     -----------------------------------------------------
        59.41%            78.44%             70.08%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                   NUMBER OF
                       POSITION(S) WITH SSgA                                                                       PORTFOLIOS IN
                       FUNDS;                                                                                      FUND COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;           OVERSEEN BY
AGE                    SERVED                               OTHER DIRECTORSHIPS HELD                               TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson       -  Trustee since 1988                -  Vice Chairman, Frank Russell Company                  26
909 A Street           -  Interested Person of the SSgA        (institutional financial consultant);
Tacoma, WA 98402          Fun (as defined in the 1940       -  Chairman of the Board, Frank Russell Trust
Age 66                    Act) due to his employment by        Company;
                          the parent company of the         -  Trustee, Frank Russell Investment Company,
                          Administrator                        Russell Investment Funds (registered investment
                       -  Chairman of the Board and            companies);
                          President                         -  Director, Frank Russell Asset Management
                       -  Member, Governance Committee         (Cayman) II and Frank Russell Asset Management
                       -  Member, Valuation Committee          (Cayman) III (general partners of limited
                                                               partnerships).

Peter G. Leahy         -  Trustee since 2005                -  2004 to Present, Executive Vice President, State      26

State Street           -  Interested Person of the SSgA        Street Global Advisors;
Financial Center          Funds (as defined in the 1940     -  1991-2004, Senior Vice President, State Street
One Lincoln Street        Act) due to his employment by        Global Advisors;
Boston, MA                the Advisor                       -  Director, State Street Global Markets LLC.
02111-2900
Age 45


INDEPENDENT TRUSTEES


                                                                                                                   NUMBER OF
                       POSITION(S) WITH SSgA                                                                       PORTFOLIOS IN
                       FUNDS;                                                                                      FUND COMPLEX
NAME, ADDRESS AND      LENGTH OF TIME                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;           OVERSEEN BY
AGE                    SERVED                               OTHER DIRECTORSHIPS HELD                               TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall    -  Trustee since 1988                -  Chief Executive Officer and President, Wm. L.         26
33 West Court Street   -  Chairman, Audit Committee            Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901   -  Member, Governance and               Companies, Inc. and the Marshall Financial
Age 63                    Nominating Committee                 Group, Inc. (a registered investment advisor and
                       -  Member, Valuation Committee          provider of financial and related consulting
                       -  Member, Legal and Compliance         services);
                          Commmittee                        -  Certified Financial Planner and Member,
                                                               Financial Planners Association; and
                                                            -  Registered Representative and Principal for
                                                               Securities with Cambridge Investment Research,
                                                               Inc., Fairfield, Iowa.

Steven J. Mastrovich   -  Trustee since 1988                -  September 2000 to Present, Global Head of             26
623 Clapboardtree      -  Member, Audit Committee              Structured Real Estate, J.P. Morgan Investment
Street                 -  Member, Governance and               Management (private real estate investment for
Westwood, MA 02090        Nominating Committee                 clients primarily outside of the US to locate
Age 49                 -  Member, Valuation Committee          private real estate investments in the US);
                       -  Member, Legal and Compliance      -  January 2000 to September 2000, Managing
                          Committee                            Director, HSBC Securities (USA) Inc. (banking
                                                               and financial services);
                                                            -  From 1998 to 2000, President, Key Global
                                                               Capital, Inc. (provider of equity and mezzanine
                                                               capital to real estate industry);
                                                            -  From 1997 to 1998, Partner, Squire, Sanders &
                                                               Dempsey (law firm); and
                                                            -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                               Freed & Gesmer (law firm).

Patrick J. Riley       -  Trustee since 1988                -  2003 to Present, Associate Justice, Commonwealth      26

One Corporate Place    -  Member, Audit Committee              of Massachusetts Superior Court;
55 Ferncroft Road      -  Chairman, Governance and          -  1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         Nominating Committee                 L.L.P. (law firm); and
Age 57                 -  Member, Valuation Committee       -  Director, SSgA Cash Management Fund plc; and
                       -  Member, Legal and Compliance         State Street Global Advisors Ireland, Ltd.
                          Committee                            (investment companies).

Richard D. Shirk       -  Trustee since 1988                -  March 2001 to April 2002, Chairman, Cerulean          26
1180 Brookgate         -  Member, Audit Committee              Companies, Inc. (holding company) (Retired);
Way, NE                -  Member, Governance and            -  1996 to March 2001, President and Chief
Atlanta, GA               Nominating Committee                 Executive Officer, Cerulean Companies, Inc.
30319-2877             -  Member, Valuation Committee          (holding company);
Age 60                 -  Member, Legal and Compliance      -  1992 to March 2001, President and Chief
                          Committee                            Executive Officer, Blue Cross/Blue Shield of
                                                               Georgia (trade association for independent Blue
                                                               Cross and Blue Shield health care plans);
                                                            -  1993 to November 2001, Chairman and Board
                                                               Member, Georgia Caring for Children Foundation
                                                               (private foundation);
                                                            -  November 1998 to Present, Board Member,
                                                               Healthcare Georgia Foundation (private
                                                               foundation); and
                                                            -  September 2002 to Present, Board Member,
                                                               Amerigroup Corp. (managed health care).

Bruce D. Taber         -  Trustee since 1991                -  Consultant, Computer Simulation, General              26
26 Round Top Road      -  Member, Audit Committee              Electric Industrial Control Systems (diversified
Boxford, MA 01921      -  Member, Governance and               technology and services company); and
Age 62                    Nominating Committee              -  Director, SSgA Cash Management Fund plc and
                       -  Chairman, Valuation Committee        State Street Global Advisors Ireland, Ltd.
                       -  Member, Legal and Compliance         (investment companies).
                          Committee

Henry W. Todd          -  Trustee since 1988                -  Chairman, President and CEO, A.M. Todd Group,         26
150 Domorah Drive      -  Alternate Chairman, Audit            Inc. (flavorings manufacturer);
Montgomeryville,          Committ                           -  President and CEO, Zink & Triest Co., Inc.
PA 18936               -  Member, Governance and               (dealer in vanilla flavoring); and
Age 58                    Nominating Committee              -  Director, SSgA Cash Management Fund plc and
                                                               State Street Global Advisors Ireland, Ltd.
                                                               (investment companies).

                       -  Member, Valuation Committee
                       -  Chairman, Legal and
                          Compliance Committee


PRINCIPAL OFFICERS


                       POSITION(S) WITH SSgA
                       FUNDS;
NAME, ADDRESS AND      LENGTH OF TIME
AGE                    SERVED                               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
James Ross             -  Vice President since 2002         -  2005 to Present, President, SSgA Funds
State Street           -  Principal Executive Officer          Management, Inc. (investment advisor)
Financial Center          since 2005                        -  2001 to 2005, Principal, SSgA Funds Management,
One Lincoln Street                                             Inc.;
Boston, MA                                                  -  2000 to Present, Principal, State Street Global
02111-2900                                                     Advisors (investment management);
Age 40                                                      -  1992 to 2000, Vice President, State Street
                                                               Corporation (diversified financial services);
                                                            -  2000 to Present, Vice President, streetTRACKS
                                                               Series Trust (registered investment company).

Mark E. Swanson        -  Treasurer and Principal           -  Director - Investment Operations, Frank Russell
909 A Street              Accounting Officer since 2000        Investment Management Company (investment
Tacoma, WA 98402                                               management) and Frank Russell Trust Company
Age 42                                                         (trust company);
                                                            -  Treasurer and Chief Accounting Officer, Frank
                                                               Russell Investment Company and Russell
                                                               Investment Funds (registered investment
                                                               companies); and
                                                            -  Director, Russell Fund Distributors, Inc. and
                                                               Frank Russell Investment Management Company.

Peter A. Ambrosini     -  Chief Compliance Officer          -  February 2001 to present, Senior Principal,
State Street              since 2004                           Chief Compliance and Risk Management Officer,
Financial Center                                               State Street Global Advisors;
One Lincoln Street                                          -  2001 to present, Chief Compliance Officer, SSgA
Boston, MA                                                     Funds Management, Inc.; and
02111-2900                                                  -  September 1985 to February 2001, Managing
Age 62                                                         Director, Regulatory Compliance Consulting
                                                               Group, PricewaterhouseCoopers.

Deedra S. Walkey       -  Secretary and Chief Legal         -  Assistant Secretary and Associate General
909 A Street              Officer since 2005                   Counsel, Frank Russell Company (institutional
Tacoma, WA  98402                                              financial consultant); Frank Russell Investment
Age 41                                                         Management Company (investment management);
                                                               Frank Russell Trust Company, and Russell
                                                               Insurance Agency Inc.

COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                         FISCAL 2005 TOTAL
                                                                     COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE          FUND COMPLEX PAID TO
           NAME/POSITION                 COMPENSATION FROM FUND               TRUSTEES
       -----------------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board
       and President                               None                           None
       William L. Marshall, Trustee             $ 2,585                      $ 145,164
       Steven J. Mastrovich, Trustee            $ 2,562                      $ 142,337
       Patrick J. Riley, Trustee                $ 2,553                      $ 141,836
       Richard D. Shirk, Trustee                $ 2,469                      $ 142,175
       Bruce D. Taber, Trustee                  $ 2,578                      $ 144,454
       Henry W. Todd, Trustee                   $ 2,620                      $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                           AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES IN
                                                                                           ALL REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                                                                           TRUSTEES IN FAMILY OF
TRUSTEE                           DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee         Disciplined Equity Fund             $10,001-$50,000      $50,001-$100,000
                                  Small Cap Fund                      $10,001-$50,000

William L. Marshall, Trustee      Core Opportunities Fund             $10,001-$50,000      Over $100,000
                                  Disciplined Equity Fund             $10,001-$50,000
                                  Aggressive Equity Fund              $10,001-$50,000

                                  Emerging Markets Fund               $10,001-$50,000

Steven J. Mastrovich, Trustee     S&P 500 Index Fund                  $50,001-$100,000     $50,001-$100,000

Patrick J. Riley, Trustee         Special Equity Fund                 $10,001-$50,000      Over $100,000
                                  Aggressive Equity Fund              $10,001-$50,000
                                  International Stock Selection       $50,001-$100,000
                                  Fund
                                  Emerging Markets Fund               $50,001-$100,000
                                  Core Opportunities Fund             Over $100,000
                                  Small Cap Fund                      Over $100,000
                                  Disciplined Equity Fund             Over $100,000

Richard D. Shirk, Trustee         Special Equity Fund                 $10,001-$50,000      $10,001-$50,000

Bruce D. Taber, Trustee           Bond Market Fund                    $10,001-$50,000      $50,001-$100,000
                                  Disciplined Equity Fund             $10,001-$50,000
                                  Small Cap Fund                      $0-$10,000

Henry W. Todd, Trustee            All Funds                           $0                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Charles Schwab & Co., Inc., Special Custodian Account FBO Customers, 101 Montgomery Street, San Francisco, CA 94104-4122--44.43%

- National Financial Services Corp FBO Customers, PO Box 3098, Church Street station, New York, Ny 10008-3908--7.25%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2005           2004          2003
        ----------------------------------------
        $ 1,347,742    $ 915,107     $ 640,100


Through December 31, 2006, the Advisor has contractually agreed to waive up to the full amount of its advisory fee to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


        2005           2004          2003
        ----------------------------------------
        $ 430,934      $ 298,041     $ 236,219


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                   NUMBER OF                  NUMBER OF   ASSETS                         ASSETS
                   REGISTERED  ASSETS UNDER   POOLED      UNDER                          UNDER
PORTFOLIO          INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES     MANAGEMENT      ASSET TOTAL
MANAGER            COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS     (IN BILLIONS)  (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------
Alex Lai            1 fund      $    0.16      1 funds     $     0.01     4 accounts      $      0.22    $      0.38
Didier Rosenfeld    1 fund      $    0.16      3 funds     $     0.20     4 accounts      $      0.23    $      0.58
Paul Moghtader      2 funds     $  457.07     24 funds     $ 6,292.1     55 accounts      $ 10,667.44    $ 17,416.52
Craig Scholl        2 funds     $  457.07      7 funds     $ 2,683.22    13 accounts      $  1,108.40    $  4,248.69


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2005           2004          2003
        ----------------------------------------
        $ 155,010      $ 115,578     $ 90,524


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2005           2004          2003
        ----------------------------------------
        $ 121,870      49,710        $ 22,810


For fiscal 2005, these amounts are reflective of the following individual payments:


        Advertising                                     $  6,830
        Printing                                        $    899
        Compensation to Dealers                         $ 74,320
        Compensation to Sales Personnel                 $ 31,137
        Other(1)                                        $  8,684


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

        2005           2004          2003
        ----------------------------------------
        $ 44,905       $ 30,509      $ 17,362


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


        2005           2004          2003
        ----------------------------------------
        $ 189,540      $ 111,528     $ 89,169


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                  PRINCIPAL      COMMISSIONS
                                                   ($000)           ($000)
                                                 ---------------------------
        Goldman Sachs                              76,103            45
        Credit Suisse First Boston                 59,129            35
        Citigroup Global Markets, Inc.             55,870            38
        Merrill Lynch                              38,413            22
        Lehman Brothers, Inc.                      25,472            13
        Morgan Stanley Dean Witter                 24,223            15
        UBS Securities LLC                          4,951             5
        Deutsche Bank                               4,499             5
        ABN AMRO                                    3,991             4
        Macquari Bank                               3,167             3


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n) = ERV

        where: P =    a hypothetical initial payment of $1,000
               T =    average annual total return
               n =    number of years
               ERV =  ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where: P =          a hypothetical initial payment of $1,000
               T =          average annual total return (after taxes on
                            distributions)
               n =          number of years
               ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                            (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                         AVERAGE ANNUAL TOTAL RETURN


      ONE YEAR ENDING         FIVE YEARS ENDING     INCEPTION TO
      AUGUST 31, 2005         AUGUST 31, 2005       AUGUST 31, 2005(1)
      ----------------------------------------------------------------
        26.53%                  3.31%                4.42%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

---------
(1) Annualized. The fund commenced operations on March 7, 1995.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     SSGA INTERNATIONAL STOCK SELECTION FUND

                                 CLASS R SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    7
   INVESTMENT RISKS                                                                                       10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  10
   INVESTMENT RESTRICTIONS                                                                                12
   TEMPORARY DEFENSIVE POSITION                                                                           13
   PORTFOLIO TURNOVER                                                                                     13

MANAGEMENT OF THE FUND                                                                                    14

   BOARD OF TRUSTEES AND OFFICERS                                                                         14
   COMPENSATION                                                                                           18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004         19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    21

   ADVISOR                                                                                                21
   PORTFOLIO MANAGERS                                                                                     21
   ADMINISTRATOR                                                                                          22
   CUSTODIAN AND TRANSFER AGENT                                                                           23
   DISTRIBUTOR                                                                                            24
   CODE OF ETHICS                                                                                         24
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          26
   LEGAL COUNSEL                                                                                          26

BROKERAGE PRACTICES AND COMMISSIONS                                                                       26

PRICING OF FUND SHARES                                                                                    28

TAXES                                                                                                     29

CALCULATION OF PERFORMANCE DATA                                                                           29

ADDITIONAL INFORMATION                                                                                    31

   SHAREHOLDER MEETINGS                                                                                   31
   CAPITALIZATION AND VOTING                                                                              31
   FEDERAL LAW AFFECTING STATE STREET                                                                     31
   PROXY VOTING POLICY                                                                                    31
   MASSACHUSETTS BUSINESS TRUST                                                                           32

FINANCIAL STATEMENTS                                                                                      32

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                               33

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                35

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI(R) EAFE(R) INDEX. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries may be added to or deleted from the list.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

Portfolio Turnover

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:


        2005                  2004
        ------------------------------------
         59.41%                78.44%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                     NUMBER OF
                             POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                             FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;             OVERSEEN BY
AGE                          SERVED                         OTHER DIRECTORSHIPS HELD                                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson             -  Trustee since 1988          -  Vice Chairman, Frank Russell Company (institutional     26
909 A Street                 -  Interested Person              financial consultant);
Tacoma, WA 98402                of the SSgA Funds           -  Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in the          -  Trustee, Frank Russell Investment Company, Russell
                                1940 Act) due to               Investment Funds (registered investment companies);
                                his employment by           -  Director, Frank Russell Asset Management (Cayman)
                                the parent company             II and Frank Russell Asset Management (Cayman) III
                                of the Administrator           (general partners of limited partnerships).
                             -  Chairman of the
                                Board and President
                             -  Member, Governance
                                Committee
                             -  Member, Valuation
                                Committee

Peter G. Leahy               -  Trustee since 2005          -  2004 to Present, Executive Vice President, State        26
State Street                 -  Interested Person              Street Global Advisors;
Financial Center                of the SSgA                 -  1991-2004, Senior Vice President, State Street

One Lincoln Street              Funds (as defined in           Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due to        -  1991-2004, Senior Vice President,
Age 45                          his employment by              State Street Global Advisors;
                                the Advisor                 -  Director, State Street Global Markets LLC.


INDEPENDENT TRUSTEES


                                                                                                                     NUMBER OF
                             POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                             FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;             OVERSEEN BY
AGE                          SERVED                         OTHER DIRECTORSHIPS HELD                                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall          -  Trustee since 1988          -  Chief Executive Officer and President, Wm. L.           26
33 West Court Street         -  Chairman, Audit                Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                      Companies, Inc. and the Marshall Financial Group,
Age 63                       -  Member, Governance             Inc. (a registered investment advisor and provider
                                and Nominating                 of financial and related consulting services);
                                Committee                   -  Certified Financial Planner and Member, Financial
                             -  Member, Valuation              Planners Association; and
                                Committee                   -  Registered Representative and Principal for
                             -  Member, Legal and              Securities with Cambridge Investment Research,
                                Compliance Committee           Inc., Fairfield, Iowa.

Steven J. Mastrovich         -  Trustee since 1988          -  September 2000 to Present, Global Head of               26
623 Clapboardtree Street     -  Member, Audit Committee        Structured Real Estate, J.P. Morgan Investment
Westwood, MA 02090           -  Member, Governance and         Management (private real estate investment for
Age 49                          Nominating Committee           clients primarily outside of the US to locate
                             -  Member, Valuation              private real estate investments in the US);
                                Committee                   -  January 2000 to September 2000, Managing Director,
                             -  Member, Legal and              HSBC Securities (USA) Inc. (banking and financial
                                Compliance Committee           services);
                                                            -  From 1998 to 2000, President, Key Global Capital,
                                                               Inc. (provider of equity and mezzanine capital to
                                                               real estate industry);
                                                            -  From 1997 to 1998, Partner, Squire, Sanders &
                                                               Dempsey (law firm); and
                                                            -  From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                               Gesmer (law firm).

Patrick J. Riley             -  Trustee since 1988          -  2003 to Present, Associate Justice, Commonwealth of     26
One Corporate Place          -  Member, Audit Committee        Massachusetts Superior Court;
55 Ferncroft Road                                           -  1985 to 2002, Partner, Riley, Burke & Donahue,

Danvers, MA 01923            -  Chairman, Governance and       L.L.P. (law firm); and
Age 57                          Nominating Committee        -  Director, SSgA Cash Management Fund plc; and State
                             -  Member, Valuation              Street Global Advisors Ireland, Ltd. (investment
                                Committee                      companies).
                             -  Member, Legal and
                                Compliance Committee

Richard D. Shirk             -  Trustee since 1988          -  March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE       -  Member, Audit Committee        Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       -  Member, Governance and      -  1996 to March 2001, President and Chief Executive
Age 60                          Nominating Committee           Officer, Cerulean Companies, Inc. (holding
                             -  Member, Valuation              company);
                                Committee                   -  1992 to March 2001, President and Chief Executive
                             -  Member, Legal and              Officer, Blue Cross/Blue Shield of Georgia (trade
                                Compliance Committee           association for independent Blue Cross and Blue
                                                               Shield health care plans);
                                                            -  1993 to November 2001, Chairman and Board Member,
                                                               Georgia Caring for Children Foundation (private
                                                               foundation);
                                                            -  November 1998 to Present, Board Member, Healthcare
                                                               Georgia Foundation (private foundation); and
                                                            -  September 2002 to Present, Board Member, Amerigroup
                                                               Corp. (managed health care).

Bruce D. Taber               -  Trustee since 1991          -  Consultant, Computer Simulation, General Electric       26
26 Round Top Road            -  Member, Audit Committee        Industrial Control Systems (diversified technology
Boxford, MA 01921            -  Member, Governance and         and services company); and
Age 62                          Nominating Committee        -  Director, SSgA Cash Management Fund plc and State
                             -  Chairman, Valuation            Street Global Advisors Ireland, Ltd. (investment
                                Committee                      companies).
                             -  Member, Legal and
                                Compliance Committee

Henry W. Todd                -  Trustee since 1988          -  Chairman, President and CEO, A.M. Todd Group, Inc.      26
150 Domorah Drive            -  Alternate Chairman, Audit      (flavorings manufacturer);
Montgomeryville, PA 18936       Committee                   -  President and CEO, Zink & Triest Co., Inc. (dealer
Age 58                       -  Member, Governance and         in vanilla flavoring); and
                                Nominating Committee        -  Director, SSgA Cash Management Fund plc and State
                             -  Member, Valuation              Street Global Advisors Ireland, Ltd. (investment
                                                               companies).

                                Committee
                             -  Chairman, Legal and
                                Compliance Committee


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
James Ross                   -  Vice President since 2002   -  2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial       -  Principal Executive            advisor)
Center                          Officer since 2005          -  2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                                          -  2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900                                          management);
Age 40                                                      -  1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                            -  2000 to Present, Vice President, streetTRACKS Series Trust
                                                               (registered investment company).

Mark E. Swanson              -  Treasurer and Principal     -  Director - Investment Operations, Frank Russell Investment
909 A Street                    Accounting Officer since       Management Company (investment management) and Frank Russell Trust
Tacoma, WA 98402                2000                           Company (trust company);
Age 42                                                      -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                               Company and Russell Investment Funds (registered investment companies); and
                                                            -  Director, Russell Fund Distributors, Inc. and Frank Russell
                                                               Investment Management Company.

Peter A. Ambrosini           -  Chief Compliance Officer    -  February 2001 to present, Senior Principal, Chief Compliance and
State Street Financial          since 2004                     Risk Management Officer, State Street Global Advisors;
Center                                                      -  2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                             Inc.; and
Boston, MA 02111-2900                                       -  September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                         Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -  Secretary and Chief Legal   -  Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                    Officer since 2005             Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402                                               Investment Management Company (investment management); Frank Russell
Age 41                                                         Trust Company, and Russell Insurance Agency Inc.


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                        FISCAL 2005 TOTAL
                                                                   COMPENSATION FROM FUND AND
                                          FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
                  NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
          -----------------------------------------------------------------------------------
          Lynn L. Anderson, Chairman
          of the Board and President                 None                        None
          William L. Marshall, Trustee           $  2,585                  $  145,164
          Steven J. Mastrovich, Trustee          $  2,562                  $  142,337
          Patrick J. Riley, Trustee              $  2,553                  $  141,836
          Richard D. Shirk, Trustee              $  2,469                  $  142,175
          Bruce D. Taber, Trustee                $  2,578                  $  144,454
          Henry W. Todd, Trustee                 $  2,620                  $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY
                                                                              TRUSTEES IN FAMILY OF
TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND   INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee    Disciplined Equity Fund      $10,001-$50,000     $50,001-$100,000
                             Small Cap Fund               $10,001-$50,000

William L. Marshall,         Core Opportunities Fund      $10,001-$50,000     Over $100,000
Trustee                      Disciplined Equity Fund      $10,001-$50,000
                             Aggressive Equity Fund       $10,001-$50,000
                             Emerging Markets Fund        $10,001-$50,000

Steven J. Mastrovich,        S&P 500 Index Fund           $50,001-$100,000    $50,001-$100,000
Trustee

Patrick J. Riley, Trustee    Special Equity Fund          $10,001-$50,000     Over $100,000
                             Aggressive Equity Fund       $10,001-$50,000
                             International Stock          $50,001-$100,000
                             Selection Fund
                             Emerging Markets Fund        $50,001-$100,000
                             Core Opportunities Fund      Over $100,000
                             Small Cap Fund               Over $100,000
                             Disciplined Equity Fund      Over $100,000

Richard D. Shirk, Trustee    Special Equity Fund          $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee      Bond Market Fund             $10,001-$50,000     $50,001-$100,000
                             Disciplined Equity Fund      $10,001-$50,000
                             Small Cap Fund               $0-$10,000

Henry W. Todd, Trustee       All Funds                    $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- MG Trust Company Custodian FBO Pensys, Inc. (K) Plan, 700 17th Street, Suite 300, Denver, CO 80202-3531--39.16%

- NFS LLC FEBO Aviva M. Rider Gordon Trustee, Aviva M. Gordon Revocable Trust, 26060 Stratford Pl, Oak Park, MI 48237-1030--15.53%

-  State Street Global Advisors, One Lincoln Street, Boston, MA 02111--12%

- NFS LLC FEBO State Street Bank and Trust Trustee for Rollover IRA of Leslie S. Anavim, 202 Terry Road, Hartford, CT 06105-1113--11.39%

- NFS LLC FEBO Raymond Michael Dubin Debra Ann Dubin, 30417 Sunderland Drive, Farmington Hills MI 48331-1723--9.29%

- NFS LLC FEBO FMT Co Custodian IRA FBO Kathy L. Johnston, 4022 Meigs Avenue, Waterford, MI 48329-2171--7.80%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        2005                  2004
        ------------------------------------
        $ 1,347,742           $ 915,107



The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2006. This reimbursement amounted to $430,934 in fiscal 2005, and $298,041 in fiscal 2004.


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                   NUMBER OF                  NUMBER OF   ASSETS                         ASSETS
                   REGISTERED  ASSETS UNDER   POOLED      UNDER                          UNDER
PORTFOLIO          INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES     MANAGEMENT      ASSET TOTAL
MANAGER            COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS     (IN BILLIONS)  (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------
Alex Lai            1 fund      $    0.16      1 funds     $     0.01     4 accounts      $      0.22    $      0.38
Didier Rosenfeld    1 fund      $    0.16      3 funds     $     0.20     4 accounts      $      0.23    $      0.58
Paul Moghtader      2 funds     $  457.07     24 funds     $ 6,292.1     55 accounts      $ 10,667.44    $ 17,416.52
Craig Scholl        2 funds     $  457.07      7 funds     $ 2,683.22    13 accounts      $  1,108.40    $  4,248.69


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the

Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


        2005                  2004
        ------------------------------------
        $ 155,010             $ 115,578


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

     Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


        2006                  2004
        ------------------------------------
          $ 0                   $ 0



Through December 31, 2006, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2005, and $0 in fiscal 2004.


For fiscal 2005, these amounts are reflective of the following individual payments:


        Advertising                              $ 0
        Printing                                 $ 0
        Compensation to Dealers                  $ 0
        Compensation to Sales Personnel          $ 0
        Other(1)                                 $ 0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


        2005                  2004
        ------------------------------------
          $ 40                  $ 2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:


        2005                  2004
        ------------------------------------
        $ 189,540             $ 111,528



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                                 PRINCIPAL   COMMISSIONS
                                                  ($000)        ($000)
                                                 ---------   -----------
        Goldman Sachs                               76,103            45
        Credit Suisse First Boston                  59,129            35

        Citigroup Global Markets, Inc.              55,870            38
        Merrill Lynch                               38,413            22
        Lehman Brothers, Inc.                       25,472            13
        Morgan Stanley Dean Witter                  24,223            15
        UBS Securities LLC                           4,951             5
        Deutsche Bank                                4,499             5
        ABN AMRO                                     3,991             4
        Macquari Bank                                3,167             3


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =     a hypothetical initial payment of $1,000
                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB(D)

            where:  P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING              INCEPTION TO
           AUGUST 31, 2005              AUGUST 31, 2005(1)
           -----------------------------------------------
            25.76%                       24.16%


----------
(1) Annualized. The fund commenced operations on May 14, 2004.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     - Reductions in super-majority vote requirements - Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                    SSGA LARGE CAP GROWTH OPPORTUNITIES FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

   INVESTMENT STRATEGIES                                                                                  3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                  8
   TEMPORARY DEFENSIVE POSITION                                                                          10
   PORTFOLIO TURNOVER                                                                                    10

MANAGEMENT OF THE FUND                                                                                   11

   BOARD OF TRUSTEES AND OFFICERS                                                                        11
   COMPENSATION                                                                                          15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004        16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                17

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   17

   ADVISOR                                                                                               17
   PORTFOLIO MANAGERS                                                                                    18
   ADMINISTRATOR                                                                                         19
   CUSTODIAN AND TRANSFER AGENT                                                                          20
   DISTRIBUTOR                                                                                           21
   CODE OF ETHICS                                                                                        21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                         23
   LEGAL COUNSEL                                                                                         23

BROKERAGE PRACTICES AND COMMISSIONS                                                                      24

PRICING OF FUND SHARES                                                                                   25

TAXES                                                                                                    26

CALCULATION OF PERFORMANCE DATA                                                                          26

ADDITIONAL INFORMATION                                                                                   28

   SHAREHOLDER MEETINGS                                                                                  28
   CAPITALIZATION AND VOTING                                                                             28
   FEDERAL LAW AFFECTING STATE STREET                                                                    28
   PROXY VOTING POLICY                                                                                   28

FINANCIAL STATEMENTS                                                                                     29

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                               30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 1000(R) GROWTH INDEX. The fund will measure its performance against the Russell 1000(R) Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

FINANCIAL FUTURES OPTIONS. The fund may invest in financial futures contracts and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.      The fund will not purchase or sell real estate, except that the fund may
        (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
        (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:


           2005                   2004
           ------------------------------
           77.33%                 142.06%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations;
        (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.

     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEES



                                                                                                                NUMBER OF
                          POSITION(S) WITH SSgA                                                                 PORTFOLIOS IN
                          FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                    TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -   Trustee since 1988    -   Vice Chairman, Frank Russell Company (institutional      26
909 A Street              -   Interested Person         financial consultant);
Tacoma, WA 98402              of the SSgA Funds     -   Chairman of the Board, Frank Russell Trust Company;
Age 66                        (as defined in the    -   Trustee, Frank Russell Investment Company, Russell
                              1940 Act) due to          Investment Funds (registered investment companies);
                              his employment by     -   Director, Frank Russell Asset Management (Cayman) II
                              the parent company        and Frank Russell Asset Management (Cayman) III
                              of the Administrator      (general partners of limited partnerships).
                          -   Chairman of the
                              Board and President
                          -   Member, Governance
                              Committee
                          -   Member, Valuation
                              Committee

Peter G. Leahy            -   Trustee since 2005    -   2004 to Present, Executive Vice President, State Street  26
State Street              -   Interested Person         Global Advisors;
Financial Center              of the SSgA Funds     -   1991-2004, Senior Vice President, State Street
One Lincoln Street            Funds (as defined in      Global Advisors;
Boston, MA 02111-2900         the 1940 Act) due to  -   Director, State Street Global Markets LLC.
Age 45                        his employment by
                              the Advisor

INDEPENDENT TRUSTEES


                                                                                                                NUMBER OF
                          POSITION(S) WITH SSgA                                                                 PORTFOLIOS IN
                          FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                    TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -   Trustee since 1988    -   Chief Executive Officer and President, Wm. L. Marshall   26
33 West Court Street      -   Chairman, Audit           Associates, Inc., Wm. L. Marshall Companies, Inc. and
Doylestown, PA 18901          Committee                 the Marshall Financial Group, Inc. (a registered
Age 63                    -   Member, Governance        investment advisor and provider of financial and
                              and Nominating            related consulting services);
                              Committee             -   Certified Financial Planner and Member, Financial
                          -   Member, Valuation         Planners Association; and
                              Committee             -   Registered Representative and Principal for Securities
                          -   Member, Legal and         with Cambridge Investment Research, Inc., Fairfield,
                              Compliance Committee      Iowa.

Steven J. Mastrovich      -   Trustee since 1988    -   September 2000 to Present, Global Head of Structured     26
623 Clapboardtree Street  -   Member, Audit             Real Estate, J.P. Morgan Investment Management (private
Westwood, MA 02090            Committee                 real estate investment for clients primarily outside of
Age 49                    -   Member, Governance        the US to locate private real estate investments in the
                              and Nominating            US);
                              Committee             -   January 2000 to September 2000, Managing Director, HSBC
                          -   Member, Valuation         Securities (USA) Inc. (banking and financial services);
                              Committee             -   From 1998 to 2000, President, Key Global Capital, Inc.
                          -   Member, Legal and         (provider of equity and mezzanine capital to real
                              Compliance Committee      estate industry);
                                                    -   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                        (law firm); and
                                                    -   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -   Trustee since 1988    -   2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place       -   Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road             Committee             -   1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923         -   Chairman,                 L.L.P. (law firm); and
Age 57                        Governance and        -   Director, SSgA Cash Management Fund plc; and State
                              Nominating Committee      Street Global Advisors Ireland, Ltd. (investment
                          -   Member, Valuation         companies).
                              Committee
                          -   Member, Legal and
                              Compliance Committee

Richard D. Shirk          -   Trustee since 1988    -   March 2001 to April 2002, Chairman, Cerulean Companies,  26
1180 Brookgate Way, NE    -   Member, Audit             Inc. (holding company) (Retired);
Atlanta, GA 30319-2877        Committee             -   1996 to March 2001, President and Chief Executive
                          -   Member, Governance        Officer, Cerulean Companies, Inc. (holding company);
                              and

Age 60                        Nominating Committee  -   1992 to March 2001, President and Chief Executive
                          -   Member, Valuation         Officer, Blue Cross/Blue Shield of Georgia (trade
                              Committee                 association for independent Blue Cross and Blue Shield
                          -   Member, Legal and         health care plans);
                              Compliance Committee  -   1993 to November 2001, Chairman and Board Member,
                                                        Georgia Caring for Children Foundation (private
                                                        foundation);
                                                    -   November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                    -   September 2002 to Present, Board Member, Amerigroup
                                                        Corp. (managed health care).

Bruce D. Taber            -   Trustee since 1991    -   Consultant, Computer Simulation, General Electric        26
26 Round Top Road         -   Member, Audit             Industrial Control Systems (diversified technology and
Boxford, MA 01921             Committee                 services company); and
Age 62                    -   Member, Governance    -   Director, SSgA Cash Management Fund plc and State
                              and Nominating            Street Global Advisors Ireland, Ltd. (investment
                              Committee                 companies).
                          -   Chairman, Valuation
                              Committee
                          -   Member, Legal and
                              Compliance Committee

Henry W. Todd             -   Trustee since 1988    -   Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive         -   Alternate Chairman,       (flavorings manufacturer);
Montgomeryville,              Audit Committee       -   President and CEO, Zink & Triest Co., Inc. (dealer in
PA 18936                  -   Member, Governance        vanilla flavoring); and
Age 58                        and Nominating        -   Director, SSgA Cash Management Fund plc and State
                              Committee                 Street Global Advisors Ireland, Ltd. (investment
                          -   Member, Valuation         companies).
                              Committee
                          -   Chairman, Legal and
                              Compliance Committee

PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
James Ross                -   Vice President        -    2005 to Present, President, SSgA Funds Management, Inc. (investment
State Street Financial        since 2002                 advisor)
Center                    -   Principal Executive   -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street            Officer since 2005    -    2000 to Present, Principal, State Street Global Advisors (investment
Boston, MA 02111-2900                                    management);
Age 40                                              -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);
                                                    -    2000 to Present, Vice President, streetTRACKS Series Trust (registered investment company).

Mark E. Swanson           -   Treasurer and         -    Director - Investment Operations, Frank Russell Investment Management
909 A Street                  Principal                  Company (investment management) and Frank Russell Trust Company (trust
Tacoma, WA 98402              Accounting Officer         company);
Age 42                        since 2000            -    Treasurer and Chief Accounting Officer, Frank Russell Investment Company
                                                         and Russell Investment Funds (registered investment companies); and
                                                    -    Director, Russell Fund Distributors, Inc. and Frank Russell Investment
                                                         Management Company.

Peter A. Ambrosini        -   Chief Compliance      -    February 2001 to present, Senior Principal, Chief Compliance and Risk
State Street Financial        Officer since 2004         Management Officer, State Street Global Advisors;
Center                                              -    2001 to present, Chief Compliance Officer, SSgA Funds Management, Inc.; and
One Lincoln Street                                  -    September 1985 to February 2001, Managing Director, Regulatory Compliance
Boston, MA 02111-2900                                    Consulting Group, PricewaterhouseCoopers.
Age 62

Deedra S. Walkey          -   Secretary and Chief   -    Assistant Secretary and Associate General Counsel, Frank Russell Company
909 A Street                  Legal Officer since        (institutional financial consultant); Frank Russell Investment Management
Tacoma, WA 98402              2005                       Company (investment management); Frank Russell Trust Company, and Russell
Age 41                                                   Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                           FISCAL 2005 TOTAL
                                                                      COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE            FUND COMPLEX PAID TO
             NAME/POSITION               COMPENSATION FROM FUND                 TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                   None                               None
       William L. Marshall, Trustee            $   2,072                       $    145,164
       Steven J. Mastrovich, Trustee           $   2,070                       $    142,337
       Patrick J. Riley, Trustee               $   2,069                       $    141,836
       Richard D. Shirk, Trustee               $   2,070                       $    142,175
       Bruce D. Taber, Trustee                 $   2,071                       $    144,454
       Henry W. Todd, Trustee                  $   2,076                       $    150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                             AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                                                             TRUSTEES IN FAMILY OF
TRUSTEE                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND               INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson,               Disciplined Equity Fund           $10,001-$50,000            $50,001-$100,000
Trustee                         Small Cap Fund                    $10,001-$50,000

William L. Marshall,            Core Opportunities Fund           $10,001-$50,000            Over $100,000
Trustee                         Disciplined Equity Fund           $10,001-$50,000
                                Aggressive Equity Fund            $10,001-$50,000
                                Emerging Markets Fund             $10,001-$50,000

Steven J. Mastrovich,           S&P 500 Index Fund                $50,001-$100,000           $50,001-$100,000
Trustee

Patrick J. Riley, Trustee       Special Equity Fund               $10,001-$50,000            Over $100,000
                                Aggressive Equity Fund            $10,001-$50,000
                                International Stock Selection     $50,001-$100,000
                                Fund
                                Emerging Markets Fund             $50,001-$100,000
                                Core Opportunities Fund           Over $100,000
                                Small Cap Fund                    Over $100,000

                                Disciplined Equity Fund           Over $100,000

Richard D. Shirk, Trustee       Special Equity Fund               $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee         Bond Market Fund                  $10,001-$50,000            $50,001-$100,000
                                Disciplined Equity Fund           $10,001-$50,000
                                Small Cap Fund                    $0-$10,000

Henry W. Todd, Trustee          All Funds                         $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--50.50%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--34.44%

- Windcove, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--11.40%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.


The fund accrued the following expenses to the Advisor for the fiscal year ended August 31:



       2005                2004
       -----------------------------
       $  154,428          59,814


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the fiscal year ended August 31:


       2005                2004
       -----------------------------
       $  108,213          $  91,176


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                      NUMBER OF                       NUMBER OF
                      REGISTERED   ASSETS UNDER       POOLED       ASSETS UNDER                     ASSETS UNDER
PORTFOLIO             INVESTMENT   MANAGEMENT         INVESTMENT   MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
MANAGER               COMPANIES    (IN MILLIONS)      VEHICLES     MILLIONS)        OF ACCOUNTS     (IN MILLIONS)   (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Ken Kubec             2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Bill Page             2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Chris Sunderland      2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28
Rob Uek               2 funds      $185.17            5 funds      $481.16            15 accounts   $780.95         $1,447.28


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the fiscal year ended August 31:


       2005                2004
       -----------------------------
       $  36,488           $  15,183


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31:


       2005                2004
       -----------------------------
       $  3,082            $  2,930


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                                $      984
       Printing                                   $      125
       Compensation to Dealers                            --
       Compensation to Sales Personnel            $    1,217
       Other(1)                                   $      756


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31:


       2005                2004
       -----------------------------
       $  5,148            $  2,007


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the fiscal year ended August 31:


       2005                 2004
       ------------------------------
       $  29,805            $  16,138



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:

                                                  PRINCIPAL    COMMISSIONS
                                                    ($000)        ($000)
                                                  -------------------------
       Investment Technology Group                  7,407           4
       Morgan Stanley Dean Witter                   4,519           2
       Credit Suisse First Boston                   3,947           4
       Lehman Brothers, Inc.                        3,595           4
       Merrill Lynch                                2,149           3
       Goldman Sachs                                1,595           1
       Liquidnet, Inc.                              1,423           1
       Fidelity                                     1,412           3
       Boston Institutional Services                1,234           2
       Citation Group                               1,112           2


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:



     CARRYOVER AMOUNT   EXPIRATION DATE
     -----------------------------------------
     $   340,199        August 31, 2013



The fund had a net realized capital loss from November 1, 2004 of $559,071.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.




The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                            P(1+T)(TO THE POWER OF n) = ERV

     where:  P =     a hypothetical initial payment of $1,000
             T =     average annual total return
             n =     number of years
             ERV =   ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING          INCEPTION TO
           AUGUST 31, 2005          AUGUST 31, 2005(1)
           -------------------------------------------
               9.51%                    1.83%


----------
(1)  Annualized. The fund commenced operations on March 30, 2004.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -  provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -  matches proxies received with holdings as of record date;
     -  reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -  documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -  Approval of auditors
     -  Directors' and auditors' compensation
     -  Directors' liability and indemnification
     -  Discharge of board members and auditors
     -  Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -  Authorization of share repurchase programs
     -  General updating of or corrective amendments to charter
     -  Change in Corporation Name
     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -  Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -  Stock option plans which are incentive based and not excessive
     -  Other stock-based plans which are appropriately structured
     -  Reductions in super-majority vote requirements
     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -  Elimination of Shareholders' Right to Call Special Meetings
     -  Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -  Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     -  Mandates that amendments to bylaws or charters have shareholder approval
     -  Mandates that shareholder-rights plans be put to a vote or repealed
     -  Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -  Repeals of various anti-takeover related provisions
     -  Reduction or elimination of super-majority vote requirements
     -  Repeals or prohibitions of "greenmail" provisions
     -  "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -  Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     -  Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            SSGA LARGE CAP VALUE FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    7
   TEMPORARY DEFENSIVE POSITION                                                                            10
   PORTFOLIO TURNOVER                                                                                      10

MANAGEMENT OF THE FUND                                                                                     10

   BOARD OF TRUSTEES AND OFFICERS                                                                          10
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004          16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     17

   ADVISOR                                                                                                 17
   PORTFOLIO MANAGERS                                                                                      18
   ADMINISTRATOR                                                                                           19
   CUSTODIAN AND TRANSFER AGENT                                                                            20
   DISTRIBUTOR                                                                                             21
   CODE OF ETHICS                                                                                          21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                21
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           23
   LEGAL COUNSEL                                                                                           23

BROKERAGE PRACTICES AND COMMISSIONS                                                                        23

PRICING OF FUND SHARES                                                                                     24

TAXES                                                                                                      25

CALCULATION OF PERFORMANCE DATA                                                                            26

ADDITIONAL INFORMATION                                                                                     27

   SHAREHOLDER MEETINGS                                                                                    27
   CAPITALIZATION AND VOTING                                                                               27
   FEDERAL LAW AFFECTING STATE STREET                                                                      27
   PROXY VOTING POLICY                                                                                     28

FINANCIAL STATEMENTS                                                                                       28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 1000(R) VALUE INDEX. The fund will measure its performance against the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

FINANCIAL FUTURES OPTIONS. The fund may invest in financial futures contracts and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

  a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

  b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

  d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a "majority of the outstanding voting securities" of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1. The fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2. The fund will not issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.   The fund will not purchase or sell real estate, except that the fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
     (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

5. The fund will not purchase or sell commodities or commodity contracts, except the fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6. The fund will not make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7. The fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the fund's investment restrictions, but are not part of the fund's investment restrictions.

BORROWING. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets). If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the fund's investment restriction.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rate during the fiscal year ended August 31:


       2005           2004
       ----------------------
       85.83%         143.07%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

  - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to:
     (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors;
     (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

  - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

  - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


  - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


  - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES


                                                                                                            NUMBER OF
                          POSITION(S) WITH SSgA                                                             PORTFOLIOS IN
                          FUNDS;                                                                            FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                       SERVED                            OTHER DIRECTORSHIPS HELD                        TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988             -  Vice Chairman, Frank Russell Company          26
909 A Street              -  Interested Person of the          (institutional financial consultant);
Tacoma, WA 98402             SSgA Funds (as defined in      -  Chairman of the Board, Frank Russell Trust
                             the 1940 Act)                     Company;
                                                            -  Trustee, Frank Russell Investment Company,

Age 66                       due to his employment by the      Russell Investment Funds (registered
                             parent company of the             investment companies);
                             Administrator                  -  Director, Frank Russell Asset Management
                          -  Chairman of the Board and         (Cayman) II and Frank Russell Asset
                             President                         Management (Cayman) III (general partners
                          -  Member, Governance Committee      of limited partnerships).
                          -  Member, Valuation Committee

Peter G. Leahy            -  Trustee since 2005             -  2004 to Present, Executive Vice President,    26
State Street Financial    -  Interested Person of the          State Street Global Advisors;
Center                       SSgA Funds (as defined in      -  1991-2004, Senior Vice President, State
One Lincoln Street           the 1940 Act) due to his          Street Global Advisors;
Boston, MA 02111-            employment by the Advisor      -  Director, State Street Global Markets LLC.
2900
Age 45


INDEPENDENT TRUSTEES


                                                                                                            NUMBER OF
                          POSITION(S) WITH SSgA                                                             PORTFOLIOS IN
                          FUNDS;                                                                            FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                       SERVED                            OTHER DIRECTORSHIPS HELD                        TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988             -  Chief Executive Officer and President, Wm.    26
33 West Court Street      -  Chairman, Audit Committee         L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901      -  Member, Governance and            Marshall Companies, Inc. and the Marshall
Age 63                       Nominating Committee              Financial Group, Inc. (a registered
                          -  Member, Valuation Committee       investment advisor and provider of
                          -  Member, Legal and Compliance      financial and related consulting services);
                             Committee                      -  Certified Financial Planner and Member,
                                                               Financial Planners Association; and
                                                            -  Registered Representative and Principal for
                                                               Securities with Cambridge Investment
                                                               Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich      -  Trustee since 1988             -  September 2000 to Present, Global Head of     26
623 Clapboardtree         -  Member, Audit Committee           Structured Real Estate, J.P. Morgan
Street                                                         Investment Management (private real estate
                                                               investment for

Westwood,                 -  Member, Governance and            clients primarily outside of the US to
MA 02090                     Nominating Committee              locate private real estate investments in
Age 49                    -  Member, Valuation Committee       the US);
                          -  Member, Legal and Compliance   -  January 2000 to September 2000, Managing
                             Committee                         Director, HSBC Securities (USA) Inc.
                                                               (banking and financial services);
                                                            -  From 1998 to 2000, President, Key Global
                                                               Capital, Inc. (provider of equity and
                                                               mezzanine capital to real estate industry);
                                                            -  From 1997 to 1998, Partner, Squire, Sanders
                                                               & Dempsey (law firm); and
                                                            -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                               Freed & Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988             -  2003 to Present, Associate Justice,           26
One Corporate Place       -  Member, Audit Committee           Commonwealth of Massachusetts Superior
55 Ferncroft Road         -  Chairman, Governance and          Court;
Danvers, MA 01923            Nominating Committee           -  1985 to 2002, Partner, Riley, Burke &
Age 57                    -  Member, Valuation Committee       Donahue, L.L.P. (law firm); and
                          -  Member, Legal and Compliance   -  Director, SSgA Cash Management Fund plc;
                             Committee                         and State Street Global Advisors Ireland,
                                                               Ltd. (investment companies).

Richard D. Shirk          -  Trustee since 1988             -  March 2001 to April 2002, Chairman,           26
1180 Brookgate Way, NE    -  Member, Audit Committee           Cerulean Companies, Inc. (holding company)
Atlanta, GA 30319-2877    -  Member, Governance and            (Retired);
Age 60                       Nominating Committee           -  1996 to March 2001, President and Chief
                          -  Member, Valuation Committee       Executive Officer, Cerulean Companies, Inc.
                          -  Member, Legal and Compliance      (holding company);
                             Committee                      -  1992 to March 2001, President and Chief
                                                               Executive Officer, Blue Cross/Blue Shield
                                                               of Georgia (trade association for
                                                               independent Blue Cross and Blue Shield
                                                               health care plans);
                                                            -  1993 to November 2001, Chairman and Board
                                                               Member, Georgia Caring for Children
                                                               Foundation (private foundation);
                                                            -  November 1998 to Present, Board Member,
                                                               Healthcare Georgia Foundation (private
                                                               foundation); and
                                                            -  September 2002 to Present, Board Member,
                                                               Amerigroup Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991             -  Consultant, Computer Simulation, General      26
26 Round Top Road         -  Member, Audit Committee           Electric Industrial Control Systems
Boxford, MA 01921         -  Member, Governance and            (diversified technology and services
Age 62                       Nominating                        company); and
                                                            -  Director, SSgA Cash Management Fund plc and
                                                               State Street Global Advisors Ireland, Ltd.
                                                               (investment companies).

                             Committee
                          -  Chairman, Valuation
                             Committee
                          -  Member, Legal and Compliance
                             Committee

Henry W. Todd             -  Trustee since 1988             -  Chairman, President and CEO, A.M. Todd        26
150 Domorah Drive         -  Alternate Chairman, Audit         Group, Inc. (flavorings manufacturer);
Montgomeryville,             Committee                      -  President and CEO, Zink & Triest Co., Inc.
PA 18936                  -  Member, Governance and            (dealer in vanilla flavoring); and
Age 58                       Nominating Committee           -  Director, SSgA Cash Management Fund plc and
                          -  Member, Valuation Committee       State Street Global Advisors Ireland, Ltd.
                          -  Chairman, Legal and               (investment companies).
                             Compliance Committee


PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
James Ross                -  Vice President since 2002      -  2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial    -  Principal Executive Officer       (investment advisor)
Center                       since 2005                     -  2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                                          -  2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-                                              (investment management);
2900                                                        -  1992 to 2000, Vice President, State Street Corporation
Age 40                                                         (diversified financial services);
                                                            -  2000 to Present, Vice President, streetTRACKS Series Trust
                                                               (registered investment company).

Mark E. Swanson           -  Treasurer and Principal        -  Director - Investment Operations, Frank Russell Investment
909 A Street Tacoma,         Accounting Officer since          Management Company (investment management) and Frank Russell
WA 98402                     2000                              Trust Company (trust company);
Age 42                                                      -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                               Company and Russell Investment Funds (registered investment companies); and
                                                            -  Director, Russell Fund Distributors, Inc. and Frank Russell
                                                               Investment Management Company.

Peter A. Ambrosini        -  Chief Compliance Officer       -  February 2001 to present, Senior Principal, Chief Compliance and
                             since 2004                        Risk Management Officer, State Street Global Advisors;

State Street Financial                                      -  2001 to present, Chief Compliance Officer, SSgA Funds Management,
Center                                                         Inc.; and
One Lincoln Street                                          -  September 1985 to February 2001, Managing Director, Regulatory
Boston, MA 02111-                                              Compliance Consulting Group, PricewaterhouseCoopers.
2900
Age 62

Deedra S. Walkey          -  Secretary and Chief Legal      -  Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                 Officer since 2005                Company (institutional financial consultant); Frank Russell
Tacoma, WA  98402                                              Investment Management Company (investment management); Frank
Age 41                                                         Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                           FISCAL 2005 TOTAL
                                                                       COMPENSATION FROM FUND AND
                                            FISCAL 2005 AGGREGATE         FUND COMPLEX PAID TO
               NAME/POSITION                COMPENSATION FROM FUND              TRUSTEES
      ---------------------------------------------------------------------------------------------
      Lynn L. Anderson,
      Chairman of the Board
      and President                                   None                           None
      William L. Marshall, Trustee                 $ 2,060                      $ 145,164
      Steven J. Mastrovich, Trustee                $ 2,058                      $ 142,337
      Patrick J. Riley, Trustee                    $ 2,058                      $ 141,836
      Richard D. Shirk, Trustee                    $ 2,058                      $ 142,175
      Bruce D. Taber, Trustee                      $ 2,059                      $ 144,454
      Henry W. Todd, Trustee                       $ 2,063                      $ 150,873

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                          ALL REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                                                                          TRUSTEES IN FAMILY OF
TRUSTEE                             DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND        INVESTMENT COMPANIES
Lynn L. Anderson, Trustee           Disciplined Equity Fund            $10,001-$50,000    $50,001-$100,000
                                    Small Cap Fund                     $10,001-$50,000

William L. Marshall, Trustee        Core Opportunities Fund            $10,001-$50,000    Over $100,000
                                    Disciplined Equity Fund            $10,001-$50,000
                                    Aggressive Equity Fund             $10,001-$50,000
                                    Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich, Trustee       S&P 500 Index Fund                 $50,001-$100,000   $50,001-$100,000

Patrick J. Riley, Trustee           Special Equity Fund                $10,001-$50,000    Over $100,000
                                    Aggressive Equity Fund             $10,001-$50,000
                                    International Stock Selection      $50,001-$100,000
                                    Fund
                                    Emerging Markets Fund              $50,001-$100,000
                                    Core Opportunities Fund            Over $100,000
                                    Small Cap Fund                     Over $100,000
                                    Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee           Special Equity Fund                $10,001-$50,000    $10,001-$50,000

Bruce D. Taber, Trustee             Bond Market Fund                   $10,001-$50,000    $50,001-$100,000
                                    Disciplined Equity Fund            $10,001-$50,000
                                    Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee              All Funds                          $0                 $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Windanchor, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--50.32%

- Winddeck, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--37.01%

- Windcove, 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--10.37%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor for the fiscal year ended August 31:


        2005                           2004
        ---------------------------------------
        $ 127,537                      $ 48,601


Through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to the following for the fiscal year ended August 31:


        2005                           2004
        ---------------------------------------
        $ 118,546                      $ 98,809

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF   ASSETS         NUMBER OF   ASSETS                      ASSETS
                  REGISTERED  UNDER          POOLED      UNDER                       UNDER
PORTFOLIO         INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
Brian Shannahan   10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Nick DePeyster    10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Mike Arone        10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Anna Mitelman
 Lester           10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Jim Johnson       10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63



              OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brian Shannahan                Aggressive Equity                  $100,0001-$500,000

                               Directional Core Equity            $50,001-$100,000

Nick DePeyster                 N/A                                N/A

Mike Arone                     N/A                                N/A

Anna Mitelman Lester           N/A                                N/A

Jim Johnson                    N/A                                N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the fiscal year ended August 31:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

        2005                       2004
        -----------------------------------
        $ 35,359                   $ 14,724


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal year ended August 31:


        2005                       2004
        ----------------------------------
        $ 2,303                    $ 2,691


For fiscal 2005, these amounts are reflective of the following individual payments:

       Advertising                                    $   820
       Printing                                       $   103
       Compensation to Dealers                             --
       Compensation to Sales Personnel                $ 1,007
       Other(1)                                       $   373


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal year ended August 31:


        2005                       2004
        ----------------------------------
        $ 4,251                    $ 1,631


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the fiscal year ended August 31:


        2005                       2004
        -----------------------------------
        $ 28,238                   $ 19,204



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                            PRINCIPAL                 COMMISSIONS
                                              ($000)                    ($000)
                                     ------------------------------------------------
       Investment Technology Group            9,442                        4
       Morgan Stanley Dean Witter             4,456                        4
       Lehman Brothers, Inc.                  2,701                        3
       Merrill Lynch                          2,513                        3
       Credit Suisse First Boston             1,722                        2
       Liquidnet, Inc.                        1,626                        2
       Citation Group                         1,348                        2
       Goldman Sachs                          1,127                        1
       UBS Securities LLC                     1,125                        1
       Fidelity                                 823                        1


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.




The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =     a hypothetical initial payment of $1,000
             T =     average annual total return
             n =     number of years
             ERV =   ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                        P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =          a hypothetical initial payment of $1,000
             T =          average annual total return (after taxes on
                          distributions)
             n =          number of years
             ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                         AVERAGE ANNUAL TOTAL RETURNS


          ONE YEAR ENDING    INCEPTION TO
          AUGUST 31, 2005    AUGUST 31, 2005(1)
          -------------------------------------
              18.05%              10.24%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

----------
(1)  Annualized. The fund commenced operations on March 30, 2004.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

  - describes its proxy voting procedures to its clients in Part II of its Form ADV;
  -  provides the client with this written proxy policy, upon request;
  - discloses to its clients how they may obtain information on how FM voted the client's proxies;
  -  matches proxies received with holdings as of record date;
  -  reconciles holdings as of record date and rectifies any discrepancies;
  - generally applies its proxy voting policy consistently and keeps records of votes for each client;
  -  documents the reason(s) for voting for all non-routine items; and
  - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

  - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
  -  Approval of auditors
  - Directors' and auditors' compensation - Directors' liability and indemnification
  -  Discharge of board members and auditors
  -  Financial statements and allocation of income
  - Dividend payouts that are greater than or equal to country and industry standards
  -  Authorization of share repurchase programs
  -  General updating of or corrective amendments to charter
  -  Change in Corporation Name
  -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

  - Capitalization changes which eliminate other classes of stock and voting rights
  - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
  - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
  -  Elimination of "poison pill" rights
  - Stock purchase plans with an exercise price of not less that 85% of fair market value
  -  Stock option plans which are incentive based and not excessive
  -  Other stock-based plans which are appropriately structured
  -  Reductions in super-majority vote requirements
  -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

  - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
  - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
  - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
  -  Elimination of Shareholders' Right to Call Special Meetings
  -  Establishment of classified boards of directors
  - Reincorporation in a state which has more stringent anti-takeover and related provisions
  - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
  -  Excessive compensation

  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
  -  Adjournment of Meeting to Solicit Additional Votes
  - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
  - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  -  Requirements that auditors attend the annual meeting of shareholders
  - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
  - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
  -  Mandates that amendments to bylaws or charters have shareholder approval
  -  Mandates that shareholder-rights plans be put to a vote or repealed
  -  Establishment of confidential voting
  - Expansions to reporting of financial or compensation-related information, within reason
  -  Repeals of various anti-takeover related provisions
  -  Reduction or elimination of super-majority vote requirements
  -  Repeals or prohibitions of "greenmail" provisions
  -  "Opting-out" of business combination provisions
  - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

  -  Limits to tenure of directors
  - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
  -  Restoration of cumulative voting in the election of directors
  - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
  - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
  -  Proposals which require inappropriate endorsements or corporate actions
  - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
  - Proposal asking companies to adopt full tenure holding periods for their executives
  - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

  - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
  - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
  - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
  - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
  - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA LIFE SOLUTIONS(SM) FUNDS

                   SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND
                        SSgA LIFE SOLUTIONS BALANCED FUND
                         SSgA LIFE SOLUTIONS GROWTH FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                          3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                      3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                    3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                       3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                             10
   INVESTMENT RESTRICTIONS                                                                           12
   TEMPORARY DEFENSIVE POSITION                                                                      13
   PORTFOLIO TURNOVER                                                                                13

MANAGEMENT OF THE FUND                                                                               14

   BOARD OF TRUSTEES AND OFFICERS                                                                    14
   COMPENSATION                                                                                      16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004    19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            20

INVESTMENT ADVISORY AND OTHER SERVICES                                                               21

   ADVISOR                                                                                           18
   PORTFOLIO MANAGERS                                                                                21
   ADMINISTRATOR                                                                                     22
   CUSTODIAN AND TRANSFER AGENT                                                                      23
   DISTRIBUTOR                                                                                       24
   CODE OF ETHICS                                                                                    24
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                     26
   LEGAL COUNSEL                                                                                     27

BROKERAGE PRACTICES AND COMMISSIONS                                                                  27

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                27

TAXES                                                                                                27

CALCULATION OF PERFORMANCE DATA                                                                      28

   TOTAL RETURN                                                                                      25

ADDITIONAL INFORMATION                                                                               29

   SHAREHOLDER MEETINGS                                                                              29
   CAPITALIZATION AND VOTING                                                                         29
   FEDERAL LAW AFFECTING STATE STREET                                                                30
   PROXY VOTING POLICY                                                                               30
   MASSACHUSETTS BUSINESS TRUST                                                                      27

FINANCIAL STATEMENTS                                                                                 31

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                           32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

-    SSgA Money Market Fund (Money Market Fund)

-    SSgA US Government Money Market Fund (US Government MM Fund)

-    SSgA Yield Plus Fund (Yield Plus Fund)

-    SSgA Intermediate Fund (Intermediate Fund)

-    SSgA Bond Market Fund (Bond Market Fund)

-    SSgA High Yield Bond Fund (High Yield Bond Fund)

-    SSgA Core Opportunities Fund (Core Opportunities Fund)

-    SSgA S&P 500 Index Fund (S&P 500 Index Fund)

-    SSgA Disciplined Equity Fund (Disciplined Equity Fund)

-    SSgA Small Cap Fund (Small Cap Fund)

-    SSgA Enhanced Small Cap Fund (Enhanced Small Cap Fund)

-    SSgA Aggressive Equity Fund (Aggressive Equity Fund)

-    SSgA IAM SHARES Fund (IAM SHARES Fund)

-    SSgA Large Cap Value Fund (Large Cap Value Fund)

-    SSgA Large Cap Growth Opportunities Fund (Large Cap Growth Opportunities
     Fund)

-    SSgA Directional Core Equity Fund (Directional Core Equity Fund)

-    SSgA Tuckerman Active REIT Fund (Active REIT Fund)

-    SSgA Emerging Markets Fund (Emerging Markets Fund)

-    SSgA International Stock Selection Fund (International Stock Selection
     Fund)

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

- SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

-    SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

-    SSgA Life Solutions Balanced Fund (Balanced Fund)

-    SSgA Life Solutions Growth Fund (Growth Fund)

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including interest rate swaps, credit/default swaps, total return swaps, futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and to manage the fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to manage the fund's duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $58 million to $3.4 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

ENHANCED SMALL CAP FUND. The nonfundamental investment objective is to maximize total return through investment primarily in small capitalization equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Under normal market conditions, the fund invests at least 80% of total assets in small capitalization equity securities, such as common stocks, issued by companies with small market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These small market capitalization companies include, but are not limited to, companies represented by the Russell 2000(R) Index, which has a total market capitalization range of approximately $58 million to $3.4 billion. The fund will measure its performance against the Russell 2000 Index. The fund's investment strategy is designed to provide a bridge between passive investments, which replicate the investment performance of a benchmark index by investing in securities in the same proportion as the securities that are held in the index, and actively managed investments, where research and analytical modeling are used by the manager to selectively choose securities for investment. A passively managed fund is typically low in investment risk relative to the benchmark with returns that seek to match the benchmark. An actively managed fund tends to take more benchmark risk but has the potential for higher returns. The Enhanced Small Cap Fund's investment strategy attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000 Index. The approach uses a quantitative multi-factor proprietary model designed by the Advisor, which combines elements of a fundamental investment strategy, to take active positions around the Russell 2000 Index within a carefully constructed framework that is designed to control risk. The fund seeks to maintain similar sector and industry weightings as the Russell 2000 Index. The fund may participate in initial public offerings.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $58 million to $381 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of August 31, 2005, there was a universe of 335 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, one-third of the 335 IAM-represented companies comprised the August 31, 2005 investments in the fund. The weighted average capitalization of the fund was $94.3 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies that have not been deemed to have non-union sentiment by the International Association of Machinists and Aerospace Workers Union.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $906 million to $381 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.

LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $906 million to $381 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

DIRECTIONAL CORE EQUITY FUND. The nonfundamental investment objective is to seek to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

The fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the fund plans to invest at least 80% of its total assets in equity securities, such as common stocks, including long and short positions in equity securities. The base for calculating this "80% test" includes the fund's net assets plus any borrowings for investment purposes, which includes assets pledged as collateral for securities sold short, as discussed below. Shareholders will be notified 60 days prior to changing the 80% investment policy.

To achieve long term capital appreciation, the fund will invest primarily in a portfolio of equity securities of large and medium sized companies and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. The securities that are purchased for long term investment by the fund are securities with potential for growth. The fund anticipates, but cannot guarantee, that long positions will account for approximately 100% of the fund's portfolio at any given time. The fund will sell short securities that have deteriorating business fundamentals or that are deemed to be overvalued. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Although such an asset allocation target implies the use of leverage, the fund's special custody account mitigates the leverage effect in that the proceeds of short sales and cash on hand will, initially, fully collateralize the short sales. In the event that future margin calls require additional collateral, the fund will use cash on hand and will liquidate long positions to post such margin. The 100% long position and 30% short sales asset allocation targets should typically yield an investment portfolio that is 70% invested in long positions. The fund hopes that this 70% net long portfolio will produce long term capital appreciation with limited down side protection.

While market capitalizations change over time and there is not one universally accepted definition of the lines between small, medium and large capitalization companies, the fund generally defines large capitalization companies as those companies whose market capitalization is over $6 billion at the time of investment; medium capitalization companies as those companies whose market capitalizations range from $0.5 billion to $6 billion at the time of investment; and small capitalization companies as those companies whose market capitalizations are below $0.5 billion at the time of investment. Large capitalization companies include, but are not limited to, companies represented in the Russell 1000(R) Index. Medium capitalization companies include, but are not limited to, companies represented in the Russell Midcap(R) Index. The fund may also invest in dollar-denominated securities, US government securities, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and may use futures, options and other derivative instruments.

The fund hopes to lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the fund will engage in short sales only where the Advisor believes that the value of the security will decline between the date of the sale and the date the fund is required to return the borrowed security. The fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, and the ability of the Advisor to determine equity security valuations and/or the directional movement of stock market averages. The fund will short sell stocks with, in the Advisor's opinion, deteriorating business fundamentals and/or excessive valuations. The percentage of the fund's portfolio that is short will depend on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to short stocks on the basis of excessive valuations and/or fundamental deterioration. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Please see "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales." Subject to applicable legal requirements, the fund may also engage in trading on margin by borrowing funds and pledging securities as collateral, thereby utilizing leverage. Subject to applicable legal requirements and the availability of credit, there are no limits on the fund's ability to borrow money for use in trading marginable securities.

Long positions of securities will be selected for the fund on the basis of a combination of proprietary analytical models and the Advisor's research driven analytical team. The fund's management team may use a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. The fund's management team applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. Based on these models and analytics, the Advisor will choose long positions for the fund in industries that it believes present attractive long-term investment opportunities.

As discussed above, the fund will pursue a long/short investment strategy in which it hopes to achieve long term capital appreciation and lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. Accordingly, it is intended that the fund will be engaged in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative. Any investment income received from portfolio securities will be incidental, and an investor should not consider an investment in the fund as equivalent to a complete investment program.

The portfolio turnover rate cannot be predicted. The fund may actively trade portfolio securities and will typically have an annual portfolio turnover rate that will fall within the range of 100-300%, which may be substantially greater than other investments that seek long term capital appreciation as an investment objective. A 100% turnover rate would occur, for example, if all of the shares in the fund's portfolio were replaced within one year. A high turnover rate (over 100%) will: (1) increase transaction expenses, which may adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate in excess of 100% is not tax efficient and taxable investors may wish to consult a tax professional prior to investing.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.




TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

For the fiscal periods ended August 31, the portfolio turnover rates for the Life Solutions Funds were:


                              INCOME AND
       AUGUST 31,             GROWTH               BALANCED              GROWTH
       --------------------------------------------------------------------------
       2005                     35.40%              31.87%               25.40%
       2004                     48.39%              45.82%               54.73%
       2003                     22.46%              26.12%               21.85%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                       NUMBER OF
                            POSITION(S) WITH SSgA                                                                      PORTFOLIOS IN
                            FUNDS;                                                                                     FUND COMPLEX
NAME, ADDRESS AND           LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                         SERVED                          OTHER DIRECTORSHIPS HELD                                   TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson            -    Trustee since 1988         -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street                -    Interested Person of the        financial consultant);
Tacoma, WA 98402                 SSgA Funds (as defined     -    Chairman of the Board, Frank Russell Trust Company;
Age 66                           in the 1940 Act) due to    -    Trustee, Frank Russell Investment Company, Russell
                                 his employment by the           Investment Funds (registered investment companies);
                                 parent company of the      -    Director, Frank Russell Asset Management (Cayman) II
                                 Administrator                   and Frank Russell Asset Management (Cayman) III
                            -    Chairman of the Board           (general partners of limited partnerships).
                                 and President
                            -    Member, Governance
                                 Committee
                            -    Member, Valuation
                                 Committee

Peter G. Leahy              -    Trustee since 2005         -    2004 to Present, Executive Vice President, State         26
State Street Financial      -    Interested Person of the        Street Global Advisors;
Center                           SSgA Funds (as defined     -    1991-2004, Senior Vice President, State Street
One Lincoln Street               in the 1940 Act) due to         Global Advisors;
Boston, MA 02111-2900            his employment by the      -    Director, State Street Global Markets LLC.
Age 45                           Advisor


INDEPENDENT TRUSTEES

                                                                                                                       NUMBER OF
                            POSITION(S) WITH SSgA                                                                      PORTFOLIOS IN
                            FUNDS;                                                                                     FUND COMPLEX
NAME, ADDRESS AND           LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;               OVERSEEN BY
AGE                         SERVED                          OTHER DIRECTORSHIPS HELD                                   TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall         -    Trustee since 1988         -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street        -    Chairman, Audit Committee       Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901        -    Member, Governance and          Companies, Inc. and the Marshall Financial Group,
Age 63                           Nominating Committee            Inc. (a registered investment advisor and provider
                            -    Member, Valuation               of financial and related consulting services);
                                 Committee                  -    Certified Financial Planner and Member, Financial
                            -    Member, Legal and               Planners Association; and
                                 Compliance Committee       -    Registered Representative and Principal for
                                                                 Securities with Cambridge Investment Research, Inc.,
                                                                 Fairfield, Iowa.

Steven J. Mastrovich        -    Trustee since 1988         -    September 2000 to Present, Global Head of Structured     26
623 Clapboardtree Street    -    Member, Audit Committee         Real Estate, J.P. Morgan Investment Management
Westwood, MA 02090          -    Member, Governance and          (private real estate investment for clients
Age 49                           Nominating Committee            primarily outside of the US to locate private real
                            -    Member, Valuation               estate investments in the US);
                                 Committee                  -    January 2000 to September 2000, Managing Director,
                            -    Member, Legal and               HSBC Securities (USA) Inc. (banking and financial
                                 Compliance Committee            services);
                                                            -    From 1998 to 2000, President, Key Global Capital,
                                                                 Inc. (provider of equity and mezzanine capital to
                                                                 real estate industry);
                                                            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                                 Dempsey (law firm); and
                                                            -    From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                                 & Gesmer (law firm).

Patrick J. Riley            -    Trustee since 1988         -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place         -    Member, Audit Committee         Massachusetts Superior Court;
55 Ferncroft Road           -    Chairman, Governance and   -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923                Nominating Committee            L.L.P. (law firm); and
Age 57                      -    Member, Valuation          -    Director, SSgA Cash Management Fund plc; and State
                                 Committee                       Street Global Advisors Ireland, Ltd. (investment
                            -    Member, Legal and               companies).
                                 Compliance Committee

Richard D. Shirk            -    Trustee since 1988         -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE      -    Member, Audit Committee         Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877      -    Member, Governance and     -    1996 to March 2001, President and Chief Executive
                                                                 Officer, Cerulean Companies, Inc. (holding company);

Age 60                           Nominating Committee
                            -    Member, Valuation          -    1992 to March 2001, President and Chief Executive
                                 Committee                       Officer, Blue Cross/Blue Shield of Georgia (trade
                            -    Member, Legal and               association for independent Blue Cross and Blue
                                 Compliance Committee            Shield health care plans);
                                                            -    1993 to November 2001, Chairman and Board Member,
                                                                 Georgia Caring for Children Foundation (private
                                                                 foundation);
                                                            -    November 1998 to Present, Board Member, Healthcare
                                                                 Georgia Foundation (private foundation); and
                                                            -    September 2002 to Present, Board Member, Amerigroup
                                                                 Corp. (managed health care).

Bruce D. Taber              -    Trustee since 1991         -    Consultant, Computer Simulation, General Electric         26
26 Round Top Road           -    Member, Audit Committee         Industrial Control Systems (diversified technology
Boxford, MA 01921           -    Member, Governance and          and services company); and
Age 62                           Nominating Committee       -    Director, SSgA Cash Management Fund plc and State
                            -    Chairman, Valuation             Street Global Advisors Ireland, Ltd. (investment
                                 Committee                       companies).
                            -    Member, Legal and
                                 Compliance Committee

Henry W. Todd               -    Trustee since 1988         -    Chairman, President and CEO, A.M. Todd Group, Inc.        26
150 Domorah Drive           -    Alternate Chairman,             (flavorings manufacturer);
Montgomeryville, PA 18936        Audit Committee            -    President and CEO, Zink & Triest Co., Inc. (dealer
Age 58                      -    Member, Governance and          in vanilla flavoring); and
                                 Nominating Committee       -    Director, SSgA Cash Management Fund plc and State
                            -    Member, Valuation               Street Global Advisors Ireland, Ltd. (investment
                                 Committee                       companies).
                            -    Chairman, Legal and
                                 Compliance Committee


PRINCIPAL OFFICERS

                            POSITION(S) WITH SSgA
                            FUNDS;
NAME, ADDRESS AND           LENGTH OF TIME
AGE                         SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
James Ross                  -    Vice President since 2002  -    2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial      -    Principal Executive             (investment advisor)
Center                           Officer since 2005         -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                                          -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                            (investment management);
Age 40                                                      -    1992 to 2000, Vice President, State Street Corporation
                                                                 (diversified financial services);
                                                            -    2000 to Present, Vice President, street TRACKS Series
                                                                 Trust  (registered investment company).

Mark E. Swanson             -    Treasurer and Principal    -    Director - Investment Operations, Frank Russell Investment
909 A Street                     Accounting Officer since        Management Company (investment management) and Frank Russell
Tacoma, WA 98402                 2000                            Trust Company (trust company);
Age 42                                                      -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                 Investment Company and Russell Investment Funds (registered investment companies); and
                                                            -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                 Investment Management Company.

Peter A. Ambrosini          -    Chief Compliance Officer   -    February 2001 to present, Senior Principal, Chief Compliance
State Street Financial           since 2004                      and Risk Management Officer, State Street Global Advisors;
Center                                                      -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                               Management, Inc.; and
Boston, MA 02111-2900                                       -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                           Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey            -    Secretary and Chief        -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                     Legal Officer since 2005        Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                 Russell Investment Management Company (investment management);
Age 41                                                           Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                               FISCAL 2005 TOTAL
                                                                          COMPENSATION FROM FUND AND
                                           FISCAL 2005 AGGREGATE              FUND COMPLEX PAID TO
               NAME/POSITION               COMPENSATION FROM FUND                  TRUSTEES
       ---------------------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board and
       President                                    None                               None
       William L. Marshall, Trustee                 None                          $ 145,164
       Steven J. Mastrovich, Trustee                None                          $ 142,337
       Patrick J. Riley, Trustee                    None                          $ 141,836
       Richard D. Shirk, Trustee                    None                          $ 142,175
       Bruce D. Taber, Trustee                      None                          $ 144,454
       Henry W. Todd, Trustee                       None                          $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                             AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                                                             TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                   INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund              $10,001-$50,000             $50,001-$100,000
                            Small Cap Fund                       $10,001-$50,000

William L. Marshall,        Core Opportunities Fund              $10,001-$50,000             Over $100,000
Trustee                     Disciplined Equity Fund              $10,001-$50,000
                            Aggressive Equity Fund               $10,001-$50,000
                            Emerging Markets Fund                $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                   $50,001-$100,000            $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                  $10,001-$50,000             Over $100,000
                            Aggressive Equity Fund               $10,001-$50,000
                            International Stock Selection        $50,001-$100,000
                            Fund
                            Emerging Markets Fund                $50,001-$100,000
                            Core Opportunities Fund              Over $100,000
                            Small Cap Fund                       Over $100,000

                            Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                   $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                      $10,001-$50,000            $50,001-$100,000
                            Disciplined Equity Fund               $10,001-$50,000
                            Small Cap Fund                        $0-$10,000

Henry W. Todd, Trustee      All Funds                             $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

LIFE SOLUTIONS INCOME AND GROWTH FUND

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--75.25%

- Patterson & Co. FBO Methodist Hospital 401(k) Plan, 1525 West Harris Blvd, Charlotte, NC 28288-0001--7.62%

- Citigroup Institutional Trust Co Trustee FBO Citistreet Retirement Trust Account, 400 Atrium Drive, Somerset, NJ 08873-4162--6.40%

- Citigroup Institutional Trust Co Trustee FBO SmithBarney 401(k) Account, 400 Atrium Drive, Somerset, NJ 08873-4162--5.19%

LIFE SOLUTIONS BALANCED FUND

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA  02169-7422--60.34%

- Citigroup Institutional Trust Company Trustee FBO Citistreet Retirement Trust Account, 400 Atrium Drive, Somerset NJ 08873-4162--20.08%

- Patterson & Co. FBO Methodist Hospital 401(k) Plan, 1525 West Harris Blvd, Charlotte, NC 28288-0001--6.08%

LIFE SOLUTIONS GROWTH FUND

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--71.38%

- Patterson & Co. FBO Methodist Hospital 401(k) Plan, 1525 West Harris Blvd, Charlotte, NC 28288-0001--12.98%

- Citigroup Institutional Trust Co Trustee FBO SmithBarney 401(k) Account, 400 Atrium Drive, Somerset, NJ 08873-4162--8.15%

                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. The Advisor has agreed to reimburse each Life Solutions fund for all expenses in excess of ..45% until December 31, 2004. The reimbursement amounted to the following for the fiscal years ended August 31:


       LIFE SOLUTIONS FUND         2005          2004            2003
       --------------------------------------------------------------
       Balanced                    $  0          $  0            $  0
       Growth                      $  0          $  0            $  0
       Income and Growth           $  0          $  0            $  0


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.





                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                   NUMBER OF                       NUMBER OF
                   REGISTERED      ASSETS UNDER    POOLED          ASSETS UNDER                     ASSETS UNDER
                   INVESTMENT      MANAGEMENT      INVESTMENT      MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
PORTFOLIO MANAGER  COMPANIES       (IN BILLIONS)   VEHICLES        BILLIONS)        OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Alistair Lowe         3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Michael Martel        3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Charles McGinn        3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Rob Guiliano          3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Daniel Farley         3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds to not pay the Administrator a fee.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields.  $4,200 per fund annually;

-    On-Line Access Charge.  $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The funds accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

  DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR
                                ENDED AUGUST 31:


      LIFE SOLUTIONS FUND                           2005           2004          2003
      ---------------------------------------------------------------------------------
      Balanced                                   $  22,488      $  20,046     $  14,116
      Growth                                     $  11,549      $  12,300     $   9,612
      Income and Growth                          $   7,510      $   7,583     $   5,681


For fiscal 2005, these amounts are reflective of the following individual payments:


LIFE SOLUTIONS                                       COMPENSATION        COMPENSATION TO
FUND:                ADVERTISING     PRINTING        TO DEALERS          SALES PERSONNEL      OTHER(2)
------------------------------------------------------------------------------------------------------
Balanced             $   4,489       $    592        $    407            $   5,857           $  11,143
Growth               $   2,316       $    306        $    582            $   3,044           $   5,301
Income and Growth    $   1,351       $    178        $    520            $   1,768           $   3,693


For the fiscal year ended August 31, 2005, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

----------

(2) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the current net asset value per share of the Underlying Funds).

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, each Life Solutions Fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

      BALANCED               $ 11,175,270        August 31, 2010
      BALANCED               $  2,919,167        August 31, 2011
      BALANCED               $    609,585        August 31, 2012
      GROWTH                 $  8,667,010        August 31, 2010
      GROWTH                 $  2,400,496        August 31, 2011
      INCOME AND GROWTH      $  1,857,779        August 31, 2010
      INCOME AND GROWTH      $    475,576        August 31, 2011



FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     Where: P =          a hypothetical initial payment of $1,000
     T =                 average annual total return
     n =                 number of years
     ERV =               ending redeemable value of a $1,000 paymentmade at
                         the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where:  P =         a hypothetical initial payment of $1,000
             T =         average annual total return (after taxes on
                         distributions)
             n =         number of years
             ATV SUB(D)= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


                                                             ONE YEAR         FIVE YEARS
                                                              ENDING            ENDING         INCEPTION TO
                                                             AUGUST 31,        AUGUST 31,        AUGUST 31,
     FUND                                                       2005              2005            2005(1)
     ------------------------------------------------------------------------------------------------------
     SSgA Life Solutions Balanced Fund                         11.04%             2.10%            5.39%
     SSgA Life Solutions Growth Fund                           13.44%             0.54%            5.06%
     SSgA Life Solutions Income and Growth Fund                 8.28%             3.30%            5.46%


Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

----------
(1)  Annualized. The funds began operation on July 1, 1997.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the Life Solutions Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Life Solutions Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA LIFE SOLUTIONS(SM) FUNDS

                                 CLASS R SHARES

                   SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND
                        SSgA LIFE SOLUTIONS BALANCED FUND
                         SSgA LIFE SOLUTIONS GROWTH FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                        3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                    3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                                  3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                                     3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                           10
   INVESTMENT RESTRICTIONS                                                                                         12
   TEMPORARY DEFENSIVE POSITION                                                                                    13
   PORTFOLIO TURNOVER                                                                                              13

MANAGEMENT OF THE FUND                                                                                             14

   BOARD OF TRUSTEES AND OFFICERS                                                                                  14
   COMPENSATION                                                                                                    18
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004                  19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                          20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                             20

   ADVISOR                                                                                                         20
   PORTFOLIO MANAGERS                                                                                              21
   ADMINISTRATOR                                                                                                   22
   CUSTODIAN AND TRANSFER AGENT                                                                                    23
   DISTRIBUTOR                                                                                                     24
   CODE OF ETHICS                                                                                                  24
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                        24
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                                   26
   LEGAL COUNSEL                                                                                                   26

BROKERAGE PRACTICES AND COMMISSIONS                                                                                26

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                              26

TAXES                                                                                                              27

CALCULATION OF PERFORMANCE DATA                                                                                    28

   TOTAL RETURN                                                                                                    28

ADDITIONAL INFORMATION                                                                                             29

   SHAREHOLDER MEETINGS                                                                                            29
   CAPITALIZATION AND VOTING                                                                                       29
   FEDERAL LAW AFFECTING STATE STREET                                                                              29
   PROXY VOTING POLICY                                                                                             29
   MASSACHUSETTS BUSINESS TRUST                                                                                    30

FINANCIAL STATEMENTS                                                                                               30

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                        31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified1(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

-    SSgA Money Market Fund (Money Market Fund)

-    SSgA US Government Money Market Fund (US Government MM Fund)

-    SSgA Yield Plus Fund (Yield Plus Fund)

-    SSgA Intermediate Fund (Intermediate Fund)

-    SSgA Bond Market Fund (Bond Market Fund)

-    SSgA High Yield Bond Fund (High Yield Bond Fund)

-    SSgA Core Opportunities Fund (Core Opportunities Fund)

-    SSgA S&P 500 Index Fund (S&P 500 Index Fund)

-    SSgA Disciplined Equity Fund (Disciplined Equity Fund)

-    SSgA Small Cap Fund (Small Cap Fund)

-    SSgA Enhanced Small Cap Fund (Enhanced Small Cap Fund)

-    SSgA Aggressive Equity Fund (Aggressive Equity Fund)

-    SSgA IAM SHARES Fund (IAM SHARES Fund)

-    SSgA Large Cap Value Fund (Large Cap Value Fund)

-    SSgA Large Cap Growth Opportunities Fund (Large Cap Growth Opportunities
     Fund)

-    SSgA Directional Core Equity Fund (Directional Core Equity Fund)

-    SSgA Tuckerman Active REIT Fund (Active REIT Fund)

-    SSgA Emerging Markets Fund (Emerging Markets Fund)

-    SSgA International Stock Selection Fund (International Stock Selection
     Fund)

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

- SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

-    SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

-    SSgA Life Solutions Balanced Fund (Balanced Fund)

-    SSgA Life Solutions Growth Fund (Growth Fund)

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government MM Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including interest rate swaps, credit/default swaps, total return swaps, futures, options, and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and to manage the fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to manage the fund's duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options, interest rate swaps, credit/default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $58 million to $3.4 billion. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

ENHANCED SMALL CAP FUND. The nonfundamental investment objective is to maximize total return through investment primarily in small capitalization equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

Under normal market conditions, the fund invests at least 80% of total assets in small capitalization equity securities, such as common stocks, issued by companies with small market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These small market capitalization companies include, but are not limited to, companies represented by the Russell 2000(R) Index, which has a total market capitalization range of approximately $58 million to $3.4 billion. The fund will measure its performance against the Russell 2000 Index. The fund's investment strategy is designed to provide a bridge between passive investments, which replicate the investment performance of a benchmark index by investing in securities in the same proportion as the securities that are held in the index, and actively managed investments, where research and analytical modeling are used by the manager to selectively choose securities for investment. A passively managed fund is typically low in investment risk relative to the benchmark with returns that seek to match the benchmark. An actively managed fund tends to take more benchmark risk but has the potential for higher returns. The Enhanced Small Cap Fund's investment strategy attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000 Index. The approach uses a quantitative multi-factor proprietary model designed by the Advisor, which combines elements of a fundamental investment strategy, to take active positions around the Russell 2000 Index within a carefully constructed framework that is designed to control risk. The fund seeks to maintain similar sector and industry weightings as the Russell 2000 Index. The fund may participate in initial public offerings.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $58 million to $381 billion. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of August 31, 2005, there was a universe of 335 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, one-third of the 335 IAM-represented companies comprised the August 31, 2005 investments in the fund. The weighted average capitalization of the fund was $94.3 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund frequently in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies that have not been deemed to have non-union sentiment by the International Association of Machinists and Aerospace Workers Union.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

LARGE CAP VALUE FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $906 million to $381 billion. The fund will measure its performance against the Russell 1000(R) Value Index. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the fund's exposure to changing market conditions that affect security values. The fund may participate in initial public offerings and may also invest in securities of foreign issuers.

LARGE CAP GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $906 million to $381 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

DIRECTIONAL CORE EQUITY FUND. The nonfundamental investment objective is to seek to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

The fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the fund plans to invest at least 80% of its total assets in equity securities, such as common stocks, including long and short positions in equity securities. The base for calculating this "80% test" includes the fund's net assets plus any borrowings for investment purposes, which includes assets pledged as collateral for securities sold short, as discussed below. Shareholders will be notified 60 days prior to changing the 80% investment policy.

To achieve long term capital appreciation, the fund will invest primarily in a portfolio of equity securities of large and medium sized companies and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. The securities that are purchased for long term investment by the fund are securities with potential for growth. The fund anticipates, but cannot guarantee, that long positions will account for approximately 100% of the fund's portfolio at any given time. The fund will sell short securities that have deteriorating business fundamentals or that are deemed to be overvalued. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Although such an asset allocation target implies the use of leverage, the fund's special custody account mitigates the leverage effect in that the proceeds of short sales and cash on hand will, initially, fully collateralize the short sales. In the event that future margin calls require additional collateral, the fund will use cash on hand and will liquidate long positions to post such margin. The 100% long position and 30% short sales asset allocation targets should typically yield an investment portfolio that is 70% invested in long positions. The fund hopes that this 70% net long portfolio will produce long term capital appreciation with limited down side protection.

While market capitalizations change over time and there is not one universally accepted definition of the lines between small, medium and large capitalization companies, the fund generally defines large capitalization companies as those companies whose market capitalization is over $6 billion at the time of investment; medium capitalization companies as those companies whose market capitalizations range from $0.5 billion to $6 billion at the time of investment; and small capitalization companies as those companies whose market capitalizations are below $0.5 billion at the time of investment. Large capitalization companies include, but are not limited to, companies represented in the Russell 1000(R) Index. Medium capitalization companies include, but are not limited to, companies represented in the Russell Midcap(R) Index. The fund may also invest in dollar-denominated securities, US government securities, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and may use futures, options and other derivative instruments.

The fund hopes to lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the fund will engage in short sales only where the Advisor believes that the value of the security will decline between the date of the sale and the date the fund is required to return the borrowed security. The fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, and the ability of the Advisor to determine equity security valuations and/or the directional movement of stock market averages. The fund will short sell stocks with, in the Advisor's opinion, deteriorating business fundamentals and/or excessive valuations. The percentage of the fund's portfolio that is short will depend on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to short stocks on the basis of excessive valuations and/or fundamental deterioration. The fund anticipates, but cannot guarantee, that short positions in its portfolio securities will account for approximately 30% of the fund's portfolio at any time. Please see "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales." Subject to applicable legal requirements, the fund may also engage in trading on margin by borrowing funds and pledging securities as collateral, thereby utilizing leverage. Subject to applicable legal requirements and the availability of credit, there are no limits on the fund's ability to borrow money for use in trading marginable securities.

Long positions of securities will be selected for the fund on the basis of a combination of proprietary analytical models and the Advisor's research driven analytical team. The fund's management team may use a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. The fund's management team applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. Based on these models and analytics, the Advisor will choose long positions for the fund in industries that it believes present attractive long-term investment opportunities.

As discussed above, the fund will pursue a long/short investment strategy in which it hopes to achieve long term capital appreciation and lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains on short sales. Accordingly, it is intended that the fund will be engaged in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative. Any investment income received from portfolio securities will be incidental, and an investor should not consider an investment in the fund as equivalent to a complete investment program.

The portfolio turnover rate cannot be predicted. The fund may actively trade portfolio securities and will typically have an annual portfolio turnover rate that will fall within the range of 100-300%, which may be substantially greater than other investments that seek long term capital appreciation as an investment objective. A 100% turnover rate would occur, for example, if all of the shares in the fund's portfolio were replaced within one year. A high turnover rate (over 100%) will: (1) increase transaction expenses, which may adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate in excess of 100% is not tax efficient and taxable investors may wish to consult a tax professional prior to investing.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

  a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

  b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

  d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

   6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

   7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

   11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

   12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

The funds had the following portfolio turnover rates during the fiscal years ended August 31:


                      INCOME AND
     AUGUST 31,       GROWTH         BALANCED              GROWTH
     ------------------------------------------------------------------
     2005              35.40%         31.87%                25.40%
     2004              48.39%         45.82                 54.73%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

   - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to:
      (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

   - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

   - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


   - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


   - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                   NUMBER OF
                           POSITION(S) WITH SSgA                                                                   PORTFOLIOS IN
                           FUNDS;                                                                                  FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;     OVERSEEN BY
AGE                        SERVED                                 OTHER DIRECTORSHIPS HELD                         TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -  Trustee since 1988                  -  Vice Chairman, Frank Russell Company           26
909 A Street               -  Interested Person of the SSgA          (institutional financial consultant);
Tacoma, WA 98402              Funds (as defined in the 1940       -  Chairman of the Board, Frank Russell
Age 66                        Act) due to his employment by          Trust Company;
                              the parent company of the           -  Trustee, Frank Russell Investment
                              Administrator                          Company, Russell Investment Funds
                           -  Chairman of the Board and              (registered investment companies);
                              President                           -  Director, Frank Russell Asset Management
                           -  Member, Governance Committee           (Cayman) II and Frank Russell Asset
                           -  Member, Valuation Committee            Management (Cayman) III (general partners
                                                                     of limited partnerships).

Peter G. Leahy             -  Trustee since 2005                  -  2004 to Present, Executive Vice                26
State Street               -  Interested Person of the SSgA          President, State Street Global Advisors;
Financial Center              Funds (as defined in the 1940       -  1991-2004, Senior Vice President, State
One Lincoln Street            Act) due to his employment by          Street Global Advisors;
Boston, MA 02111-2900         the Advisor                         -  Director, State Street Global Markets
Age 45                                                               LLC.

INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;    OVERSEEN BY
AGE                        SERVED                                 OTHER DIRECTORSHIPS HELD                        TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -  Trustee since 1988                  -  Chief Executive Officer and President,         26
33 West Court Street       -  Chairman, Audit Committee              Wm. L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901       -  Member, Governance and                 Marshall Companies, Inc. and the Marshall
Age 63                        Nominating Committee                   Financial Group, Inc. (a registered
                           -  Member, Valuation Committee            investment advisor and provider of
                           -  Member, Legal and Compliance           financial and related consulting
                              Committee                              services);
                                                                  -  Certified Financial Planner and Member,
                                                                     Financial Planners Association; and
                                                                  -  Registered Representative and Principal
                                                                     for Securities with Cambridge Investment
                                                                     Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich       -  Trustee since 1988                  -  September 2000 to Present, Global Head of      26
623 Clapboardtree          -  Member, Audit Committee                Structured Real Estate, J.P. Morgan
Street                     -  Member, Governance and                 Investment Management (private real
Westwood, MA 02090            Nominating Committee                   estate investment for clients primarily
Age 49                     -  Member, Valuation Committee            outside of the US to locate private real
                           -  Member, Legal and Compliance           estate investments in the US);
                              Committee                           -  January 2000 to September 2000, Managing
                                                                     Director, HSBC Securities (USA) Inc.
                                                                     (banking and financial services);
                                                                  -  From 1998 to 2000, President, Key Global
                                                                     Capital, Inc. (provider of equity and
                                                                     mezzanine capital to real estate
                                                                     industry);
                                                                  -  From 1997 to 1998, Partner, Squire,
                                                                     Sanders & Dempsey (law firm); and
                                                                  -  From 1994 to 1997, Partner, Brown, Rudnick,
                                                                     Freed & Gesmer (law firm).

Patrick J. Riley           -  Trustee since 1988                  -  2003 to Present, Associate Justice,            26
One Corporate Place        -  Member, Audit Committee                Commonwealth of Massachusetts Superior
55 Ferncroft Road          -  Chairman, Governance and               Court;
Danvers, MA 01923             Nominating Committee                -  1985 to 2002, Partner, Riley, Burke &
Age 57                     -  Member, Valuation Committee            Donahue, L.L.P. (law firm); and
                           -  Member, Legal and Compliance        -  Director, SSgA Cash Management Fund plc;
                              Committee                              and State Street Global Advisors Ireland,
                                                                     Ltd. (investment companies).

Richard D. Shirk           -  Trustee since 1988                  -  March 2001 to April 2002, Chairman,            26
1180 Brookgate Way, NE     -  Member, Audit Committee                Cerulean Companies, Inc. (holding
Atlanta, GA                -  Chairman, Governance and               company) (Retired);
30319-2877                                                        -  1996 to March 2001, President and Chief
                                                                     Executive Officer, Cerulean Companies,
                                                                     Inc. (holding company);

Age 60                        Nominating Committee                -  1992 to March 2001, President and Chief
                           -  Member, Valuation Committee            Executive Officer, Blue Cross/Blue Shield
                           -  Member, Legal and Compliance           of Georgia (trade association for
                              Committee                              independent Blue Cross and Blue Shield
                                                                     health care plans);
                                                                  -  1993 to November 2001, Chairman and Board
                                                                     Member, Georgia Caring for Children
                                                                     Foundation (private foundation);
                                                                  -  November 1998 to Present, Board Member,
                                                                     Healthcare Georgia Foundation (private
                                                                     foundation); and
                                                                  -  September 2002 to Present, Board Member,
                                                                     Amerigroup Corp. (managed health care).

Bruce D. Taber             -  Trustee since 1988                  -  Consultant, Computer Simulation, General       26
26 Round Top Road          -  Member, Audit Committee                Electric Industrial Control Systems
Boxford, MA 01921          -  Member, Governance and                 (diversified technology and services
Age 62                        Nominating Committee                   company); and
                           -  Chairman Valuation Committee        -  Director, SSgA Cash Management Fund plc
                           -  Member, Legal and Compliance           and State Street Global Advisors Ireland,
                              Committee                              Ltd. (investment companies).

Henry W. Todd              -  Trustee since 1988                  -  Chairman, President and CEO, A.M. Todd         26
150 Domorah Drive          -  Alternate Chairman, Audit              Group, Inc. (flavorings manufacturer);
Montgomeryville,              Committee                           -  President and CEO, Zink & Triest Co.,
PA 18936                   -  Member, Governance and                 Inc. (dealer in vanilla flavoring); and
Age 58                        Nominating Committee                -  Director, SSgA Cash Management Fund plc
                           -  Member, Valuation Committee            and State Street Global Advisors Ireland,
                           -  Chairman, Legal and Compliance         Ltd. (investment companies).
                              Committee

PRINCIPAL OFFICERS


                                POSITION(S) WITH SSgA
                                FUNDS;
NAME, ADDRESS AND               LENGTH OF TIME
AGE                             SERVED                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
James Ross                      -  Vice President since 2002  -  2005 to Present, President, SSgA Funds Management, Inc.
State Street                    -  Principal Executive           (investment advisor)
Financial Center                   Officer since 2005         -  2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                                            -  2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                            (investment management);
Age 40                                                        -  1992 to 2000, Vice President, State Street Corporation
                                                                 (diversified financial services);
                                                              -  2000 to Present, Vice President, streetTRACKS Series Trust
                                                                 (registered investment company).

Mark E. Swanson                 -  Treasurer and Principal    -  Director - Investment Operations, Frank Russell Investment
909 A Street                       Accounting Officer since      Management Company (investment management) and Frank Russell
Tacoma, WA 98402                   2000                          Trust Company (trust company);
Age 42                                                        -  Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                                 Company and Russell Investment Funds (registered investment companies); and
                                                              -  Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                 Investment Management Company.

Peter A. Ambrosini              -  Chief Compliance Officer   -  February 2001 to present, Senior Principal, Chief Compliance and
State Street                       since 2004                    Risk Management Officer, State Street Global Advisors;
Financial Center                                              -  2001 to present, Chief Compliance Officer, SSgA Funds Management,
One Lincoln Street                                               Inc.; and
Boston, MA 02111-2900                                         -  September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                           Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey                -  Secretary and Chief Legal  -  Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                       Officer since 2005            Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402                                                 Investment Management Company (investment management); Frank
Age 41                                                           Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
             NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman
     of the Board and President                None                          None
     William L. Marshall, Trustee              None                    $  145,164
     Steven J. Mastrovich, Trustee             None                    $  142,337
     Patrick J. Riley, Trustee                 None                    $  141,836
     Richard D. Shirk, Trustee                 None                    $  142,175
     Bruce D. Taber, Trustee                   None                    $  144,454
     Henry W. Todd, Trustee                    None                    $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000
                            International Stock Selection      $50,001-$100,000
                            Fund
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000

                            Small Cap Fund                     Over $100,000
                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

LIFE SOLUTIONS INCOME AND GROWTH FUND

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--55.07%

- Navasota Medical Center 401(k) Plan, 500 East Washington Ave., Navasota, TX 77868-3002--37.06%

- Home Rehab Services 401(k) Plan, 2656 S. Loop W., Suite 502, Houston, TX 77054-2664--7.85%

LIFE SOLUTIONS BALANCED FUND

- Citigroup Institutional Trust Company, Trustee FBO Smith Barney 401(k) Account, 400 Atrium Drive, Somerset, NJ 08873-4162--78.52%


- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--15.68%

LIFE SOLUTIONS GROWTH FUND

- State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111--52.75%

- Home Rehab Services 401(k) Plan, 2656 S. Loop W., Suite 502, Houston, TX 77054-2664--16.66%

- Navasota Medical Center 401(k) Plan, 500 East Washington Ave., Navasota, TX 77868-3002--16.27%

- Citigroup Institutional Trust Company FBO Smith Barney 401(k) Account, 400 Atrium Drive, Somerset, NJ 08873-4162

                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors

(SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                   NUMBER OF                       NUMBER OF
                   REGISTERED      ASSETS UNDER    POOLED          ASSETS UNDER                     ASSETS UNDER
                   INVESTMENT      MANAGEMENT      INVESTMENT      MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
PORTFOLIO MANAGER  COMPANIES       (IN BILLIONS)   VEHICLES        BILLIONS)        OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Alistair Lowe         3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Michael Martel        3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Charles McGinn        3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Rob Guiliano          3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91
Daniel Farley         3 funds        $0.20           17 funds        $2.33           658 accounts    $86.37          $88.91


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds do not pay the Administrator a fee.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields.  $4,200 per fund annually;

-    On-Line Access Charge.  $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The funds accrued the following expenses to the Distributor for the fiscal year ended August 31

     DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:


     LIFE SOLUTIONS FUND   2005   2004
     ---------------------------------
     Balanced              $  0   $  0
     Growth                $  0   $  0
     Income and Growth     $  0   $  0

Through December 31, 2006, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2005, and $0 in fiscal 2004.


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:

     FEES UNDER A STATE STREET SERVICE AGREEMENT ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:


     LIFE SOLUTIONS FUND   2005   2004
     ---------------------------------
     Balanced              $ 13   $  2
     Growth                $  7   $  2
     Income and Growth     $  7   $  2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the current net asset value per share of the Underlying Funds).

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, each Life Solutions Fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


     BALANCED           $  11,175,270  August 31, 2010
     BALANCED           $   2,919,167  August 31, 2011
     BALANCED           $     609,585  August 31, 2012
     GROWTH             $   8,667,010  August 31, 2010
     GROWTH             $   2,400,496  August 31, 2011
     INCOME AND GROWTH  $   1,857,779  August 31, 2010
     INCOME AND GROWTH  $     475,576  August 31, 2011



FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.


The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     Where: P =     a hypothetical initial payment of $1,000
     T =            average annual total return
     n =            number of years
     ERV =          ending redeemable value of a $1,000 payment made at the
                    beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                   P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where: P =         a hypothetical initial payment of $1,000
            T =         average annual total return (after taxes on
                        distributions)
            n =         number of years
            ATV SUB(D)  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


                                                 ONE YEAR ENDING  INCEPTION TO
     FUND                                        AUGUST 31, 2005  AUGUST 31, 2005(2)
     -------------------------------------------------------------------------------
     SSgA Life Solutions Balanced Fund                10.66%            10.28%
     SSgA Life Solutions Growth Fund                  13.29%            11.89%
     SSgA Life Solutions Income and Growth Fund        8.10%             8.68%

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             SSGA MONEY MARKET FUND

                     SSGA U.S. GOVERNMENT MONEY MARKET FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of a prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference each fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of each fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                           3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                       3

   INVESTMENT STRATEGIES                                                                               3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                               7
   INVESTMENT RESTRICTIONS                                                                             8

MANAGEMENT OF THE FUND                                                                                10

   BOARD OF TRUSTEES AND OFFICERS                                                                     10
   COMPENSATION                                                                                       14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004     15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                             16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                16

   ADVISOR                                                                                            16
   ADMINISTRATOR                                                                                      17
   CUSTODIAN AND TRANSFER AGENT                                                                       18
   DISTRIBUTOR                                                                                        19
   CODE OF ETHICS                                                                                     19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                           19
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                      21
   LEGAL COUNSEL                                                                                      22

BROKERAGE PRACTICES AND COMMISSIONS                                                                   22

PRICING OF FUND SHARES                                                                                23

TAXES                                                                                                 23

CALCULATION OF PERFORMANCE DATA                                                                       24

ADDITIONAL INFORMATION                                                                                25

   SHAREHOLDER MEETINGS                                                                               25
   CAPITALIZATION AND VOTING                                                                          25
   FEDERAL LAW AFFECTING STATE STREET                                                                 25
   PROXY VOTING POLICY                                                                                26
   MASSACHUSETTS BUSINESS TRUST                                                                       26

FINANCIAL STATEMENTS                                                                                  26

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                           27

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                            29

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the funds may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES (ITEMS 2, 3, 4 AND 5 BELOW APPLY TO THE MONEY MARKET FUND ONLY). The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the: (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

   2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

   3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. Each fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with each fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. The funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions". Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each fund may decline below the price at which it is obligated to repurchase the securities. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

MONEY MARKET INSURANCE (MONEY MARKET FUND ONLY). The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

   a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

   b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

   c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

   d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

   e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. A fund will not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities ). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

   2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. With respect to the Money Market Fund only, the fund may lend cash to any registered investment company or portfolio series for which the Fund's Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

   6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   7.  Purchase or sell commodities or commodity futures contracts.

   8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

   9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   10. Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   11. Purchase interests in oil, gas or other mineral exploration or development programs.

   12. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

   13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

   14. Make investments for the purpose of gaining control of an issuer's management.

   15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

   16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

   17. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the funds' shareholders.

   18. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

   - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

   - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

   - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.

   - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


   - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                NUMBER OF
                          POSITION(S) WITH SSgA                                                                 PORTFOLIOS IN
                          FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -   Trustee since 1988    -   Vice Chairman, Frank Russell Company (institutional       26
909 A Street              -   Interested Person of      financial consultant);
Tacoma, WA 98402              the SSgA Funds (as    -   Chairman of the Board, Frank Russell Trust Company;
Age 66                        defined in the 1940   -   Trustee, Frank Russell Investment Company, Russell
                              Act) due to his           Investment Funds (registered investment companies);
                              employment by the     -   Director, Frank Russell Asset Management (Cayman) II
                              parent company of         and Frank Russell Asset Management (Cayman) III
                              the Administrator         (general partners of limited partnerships).
                          -   Chairman of the
                              Board and President
                          -   Member, Governance
                              Committee
                          -   Member, Valuation
                              Committee

Peter G. Leahy            -   Trustee since 2005    -   2004 to Present, Executive Vice President, State          26
State Street Financial    -   Interested Person of      Street Global Advisors;
Center                        the SSgA Funds (as    -   1991-2004, Senior Vice President, State Street Global
One Lincoln Street            defined in the 1940       Advisors;
Boston, MA 02111-2900         Act) due to his       -   Director, State Street Global Markets LLC.
Age 45                        employment by the
                              Advisor

INDEPENDENT TRUSTEES


                                                                                                                NUMBER OF
                          POSITION(S) WITH SSgA                                                                 PORTFOLIOS IN
                          FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                OVERSEEN BY
AGE                       SERVED                    OTHER DIRECTORSHIPS HELD                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -   Trustee since 1988    -   Chief Executive Officer and President, Wm. L. Marshall    26
33 West Court Street      -   Chairman, Audit           Associates, Inc., Wm. L. Marshall Companies, Inc. and
Doylestown, PA 18901          Committee                 the Marshall Financial Group, Inc. (a registered
Age 63                    -   Member, Governance        investment advisor and provider of financial and
                              and Nominating            related consulting services);
                              Committee             -   Certified Financial Planner and Member, Financial
                          -   Member, Valuation         Planners Association; and
                              Committee             -   Registered Representative and Principal for Securities
                          -   Member, Legal and         with Cambridge Investment Research, Inc., Fairfield,
                              Compliance Committee      Iowa.

Steven J. Mastrovich      -   Trustee since 1988    -   September 2000 to Present, Global Head of Structured      26
623 Clapboardtree Street  -   Member, Audit             Real Estate, J.P. Morgan Investment Management
Westwood, MA 02090            Committee                 (private real estate investment for clients primarily
Age 49                    -   Member, Governance        outside of the US to locate private real estate
                              and Nominating            investments in the US);
                              Committee             -   January 2000 to September 2000, Managing Director,
                          -   Member, Valuation         HSBC Securities (USA) Inc. (banking and financial
                              Committee                 services);
                          -   Member, Legal and     -   From 1998 to 2000, President, Key Global Capital, Inc.
                              Compliance Committee      (provider of equity and mezzanine capital to real
                                                        estate industry);
                                                    -   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                        (law firm); and
                                                    -   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                        Gesmer (law firm).

Patrick J. Riley          -   Member, Legal and     -   2003 to Present, Associate Justice, Commonwealth
One Corporate Place           Compliance Committee      of Massachusetts Superior Court;
55 Ferncroft Road         -   Chairman, Audit       -   1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923             Committee                 L.L.P. (law firm); and
Age 57                    -   Member, Governance    -   Director, SSgA Cash Management Fund plc; and
                              and Nominating            State Street Global Advisors Ireland, Ltd.
                              Committee                 (investment companies).
                          -   Member, Valuation
                              Committee
                          -   Member, Legal and
                              Compliance Committee

Richard D. Shirk          -   Trustee since 1988    -   March 2001 to April 2002, Chairman, Cerulean Companies,   26
1180 Brookgate            -   Member, Audit             Inc. (holding company) (Retired);

Way, NE                       Committee             -   1996 to March 2001, President and Chief Executive
Atlanta, GA 30319-2877    -   Member, Governance        Officer, Cerulean Companies, Inc. (holding company);
Age 60                        and Nominating        -   1992 to March 2001, President and Chief Executive
                              Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                          -   Member, Valuation         association for independent Blue Cross and Blue Shield
                              Committee                 health care plans);
                          -   Member, Legal and     -   1993 to November 2001, Chairman and Board Member,
                              Compliance                Georgia Caring for Children Foundation (private
                              Committee                 foundation);
                                                    -   November 1998 to Present, Board Member, Healthcare
                                                        Georgia Foundation (private foundation); and
                                                    -   September 2002 to Present, Board Member, Amerigroup
                                                        Corp. (managed health care).

Bruce D. Taber            -   Trustee since 1991    -   Consultant, Computer Simulation, General Electric         26
26 Round Top Road         -   Member, Audit             Industrial Control Systems (diversified technology and
Boxford, MA 01921             Committee                 services company); and
Age 62                    -   Member, Governance    -   Director, SSgA Cash Management Fund plc and State
                              and Nominating            Street Global Advisors Ireland, Ltd. (investment
                              Committee                 companies).
                          -   Chairman,
                              Valuation Committee
                          -   Member, Legal and
                              Compliance
                              Committee

Henry W. Todd             -   Trustee since 1988    -   Chairman, President and CEO, A.M. Todd Group, Inc.        26
150 Domorah Drive         -   Alternate                 (flavorings manufacturer);
Montgomeryville,              Chairman, Audit       -   President and CEO, Zink & Triest Co., Inc. (dealer in
PA 18936                      Committee                 vanilla flavoring); and
Age 58                    -   Member, Governance    -   Director, SSgA Cash Management Fund plc and State
                              and Nominating            Street Global Advisors Ireland, Ltd. (investment
                              Committee                 companies).
                          -   Member, Valuation
                              Committee
                          -   Chairman, Legal
                              and Compliance
                              Committee

PRINCIPAL OFFICERS


                                POSITION(S) WITH SSgA
                                FUNDS;
NAME, ADDRESS AND               LENGTH OF TIME
AGE                             SERVED                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
James Ross                      -   Vice President since    -   2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial Center       2002                        (investment advisor)
One Lincoln Street              -   Principal Executive     -   2001 to 2005, Principal, SSgA Funds Management, Inc.;
Boston, MA 02111-2900               Officer since 2005      -   2000 to Present, Principal, State Street Global Advisors
Age 40                                                          (investment management);
                                                            -   1992 to 2000, Vice President, State Street Corporation
                                                                (diversified financial services);
                                                            -   2000 to Present, Vice President, streetTRACKS Series Trust
                                                                (registered investment company).

Mark E. Swanson                 -   Treasurer and           -   Director - Investment Operations, Frank Russell Investment
909 A Street                        Principal Accounting        Management Company (investment management) and Frank Russell
Tacoma, WA 98402                    Officer since 2000          Trust Company (trust company);
Age 42                                                      -   Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                                Company and Russell Investment Funds (registered investment companies); and
                                                            -   Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                Investment Management Company.

Peter A. Ambrosini              -   Chief Compliance        -   February 2001 to present, Senior Principal, Chief Compliance and
State Street Financial Center       Officer since 2004          Risk Management Officer, State Street Global Advisors;
One Lincoln Street                                          -   2001 to present, Chief Compliance Officer, SSgA Funds Management,
Boston, MA 02111-2900                                           Inc.; and
Age 62                                                      -   September 1985 to February 2001, Managing Director, Regulatory
                                                                Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey                -   Secretary and Chief     -   Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                        Legal Officer since         Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402                    2005                        Investment Management Company (investment management); Frank
Age 41                                                          Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The oIndependent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment

Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                             FISCAL 2005 AGGREGATE        FISCAL 2005 TOTAL
                                    FISCAL 2005 AGGREGATE    COMPENSATION FROM US      COMPENSATION FROM FUND AND
                                   COMPENSATION FROM MONEY  GOVERNMENT MONEY MARKET       FUND COMPLEX PAID TO
             NAME/POSITION              MARKET FUND                  FUND                       TRUSTEES
     -------------------------------------------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board and
     President                                     None                      None                       None
     William L. Marshall, Trustee            $   30,385                 $   6,564                $   145,164
     Steven J. Mastrovich, Trustee           $   29,565                 $   6,417                $   142,337
     Patrick J. Riley, Trustee               $   29,359                 $   6,370                $   141,836
     Richard D. Shirk, Trustee               $   29,716                 $   6,477                $   142,175
     Bruce D. Taber, Trustee                 $   30,162                 $   6,531                $   144,454
     Henry W. Todd, Trustee                  $   31,965                 $   6,850                $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                           AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES IN
                                                                                           ALL REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                                                                           TRUSTEES IN FAMILY OF
TRUSTEE                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND              INVESTMENT COMPANIES
Lynn L. Anderson, Trustee      Disciplined Equity Fund            $10,001-$50,000          $50,001-$100,000
                               Small Cap Fund                     $10,001-$50,000

William L. Marshall, Trustee   Core Opportunities Fund            $10,001-$50,000          Over $100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Aggressive Equity Fund             $10,001-$50,000
                               Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich, Trustee  S&P 500 Index Fund                 $50,001-$100,000         $50,001-$100,000

Patrick J. Riley, Trustee      Special Equity Fund                $10,001-$50,000          Over $100,000
                               Aggressive Equity Fund             $10,001-$50,000
                               International Stock Selection      $50,001-$100,000
                               Fund

                               Emerging Markets Fund              $50,001-$100,000
                               Core Opportunities Fund            Over $100,000
                               Small Cap Fund                     Over $100,000
                               Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                $10,001-$50,000            $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                   $10,001-$50,000            $50,001-$100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee         All Funds                          $0                         $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

MONEY MARKET FUND

-    Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York,
     NY 10112-0002--7.88%

-    Brown Brothers Harriman, 200 Newport Avenue, Quincy, MA  02171--7.85%

- National Financial Services Corp., PO Box 3752, Church Street Station, New York, NY 10008-3752--7.53%

-    Turtle & Co., P.O. Box 9427, Boston, MA 02209-9427--6.88%

GOVERNMENT MONEY MARKET FUND

-    Turtle & Co., P.O. Box 9427, Boston, MA 02209-9427--22.24%

-    Large Cap 1 EBT2, 1111 Broadway Suite 1400, Oakland, CA 94607-4026--20.16%

-    Metlife, One Madison Avenue, New York, NY 10010-3603--6.09%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors

(SSgA), the investment management arm of State Street Corporation.
State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The Money Market and Government Money Market Funds accrued the following expenses to Advisor for the fiscal years ended August 31:


                                        2005           2004          2003
         ------------------------------------------------------------------------
         Money Market                   $ 20,557,485   $ 25,645,712  $ 26,994,873
         Government Money Market        $  3,453,242   $  3,475,580  $  4,059,726



The Advisor has contractually agreed to reimburse the Money Market Fund for all expenses to the extent that total expenses exceed .40% of average daily net assets on an annual basis until December 31, 2006. The reimbursement amounted to $1,562,136 in fiscal 2005, $142,929 in 2004 and $1,661,135 in 2003.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Money Market and Government Money Market Funds accrued the following expenses to Administrator for the fiscal years ended August 31:


                                        2005           2004          2003
         -----------------------------------------------------------------------
         Money Market                   $ 2,503,681    $ 3,127,311   $ 3,327,499
         Government Money Market        $   420,676    $   419,551   $   501,485


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    On-Line Access Charge.  $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

Each fund accrued the following expenses to the Distributor during the fiscal year ended August 31:


                                        2005           2004          2003
         -----------------------------------------------------------------------
         Money Market Fund              $ 2,906,820    $ 3,189,515   $ 3,966,533
         Government Money Market Fund   $   263,810    $   310,302   $   413,490


For fiscal 2005, these amounts are reflective of the following individual payments:


                                             MONEY         GOVERNMENT
                                             MARKET        MONEY MARKET
         Advertising                      $   390,698       $  57,452
         Printing                         $    51,613       $   7,582
         Compensation to Dealers          $ 1,148,269       $   6,290
         Compensation to Sales Personnel  $   500,738       $  74,285
         Other(1)                         $   815,502       $ 118,201


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

Each fund accrued expenses in the following amounts to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:


                                        2005           2004          2003
         -----------------------------------------------------------------------
         Money Market Fund              $ 2,05,5748    $ 2,565,178   $ 2,699,458
         Government Money Market Fund   $   345,324    $   347,637   $   405,973


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the Money Market Fund and Government Money Market Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund.

The value of broker-dealer securities held as of August 31, 2005, is as follows:


                                                                                                GOVERNMENT
                                        MONEY MARKET FUND                                    MONEY MARKET FUND
              BROKERAGE                 PRINCIPAL ($000)          BROKERAGE                   PRINCIPAL ($000)
                                        -----------------                                    -----------------
       Warburg Dillon Read                 53,625,387       Bank of America                     22,060,115
       Lehman Brothers, Inc.               53,118,981       Warburg Dillon Read                 20,730,023

       Bank of America                     44,921,796       Morgan Stanley Dean Witter          15,402,546
       Morgan Stanley Dean Witter          40,163,153       Barclays                            15,380,524
       Merrill Lynch                       28,117,908       BNP Paribas                         12,354,135
       Lummis & Co.                        26,484,944       Lehman Brothers, Inc.               11,193,370
       Credit Suisse First Boston          25,915,048       Goldman Sachs                        9,792,137
       Goldman Sachs                       23,083,779       HSBC                                 9,588,960
       Countrywide Securities Corp.        21,945,681       ABN AMRO                             6,352,442
       Deutsche Morgan Grenfell            20,434,968       Deutsche Morgan Grenfell             6,318,941


The Money Market and US Government Money Market Funds normally do not pay a stated brokerage commissions on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Advisors, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Money Market Fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, each fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


         FUND              CARRYOVER AMOUNT  EXPIRATION DATE
         ----------------------------------------------------
         Money Market      $    9,747        August 31, 2011
         Money Market      $      821        August 31, 2012
         Money Market      $  341,550        August 31, 2013
         US Government     $    5,172        August 31, 2011
         US Government     $   16,922        August 31, 2012
         US Government     $    8,920        August 31, 2013


STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

            where:  P =      a hypothetical initial payment of $1,000
                    T =      average annual total return
                    n =      number of years
                    ERV =    ending redeemable value of a $1,000
                             payment made at the beginning of the 1-year,
                               5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the current and effective yields for the funds for the seven-day period ended August 31, 2005:

Money Market Fund


Current Yield     3.17%
Effective Yield   3.22%


Government Money Market Fund


Current Yield     3.18%
Effective Yield   3.70%


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the funds.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY

STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for each fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in each fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well-established industries.

               -  High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

  - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
  -  Approval of auditors
  -  Directors' and auditors' compensation
  -  Directors' liability and indemnification
  -  Discharge of board members and auditors
  -  Financial statements and allocation of income
  - Dividend payouts that are greater than or equal to country and industry standards
  -  Authorization of share repurchase programs
  -  General updating of or corrective amendments to charter
  -  Change in Corporation Name
  -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

  - Capitalization changes which eliminate other classes of stock and voting rights
  - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
  - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
  -  Elimination of "poison pill" rights
  - Stock purchase plans with an exercise price of not less that 85% of fair market value
  -  Stock option plans which are incentive based and not excessive
  -  Other stock-based plans which are appropriately structured
  -  Reductions in super-majority vote requirements
  -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

  - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
  - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
  - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
  -  Elimination of Shareholders' Right to Call Special Meetings
  -  Establishment of classified boards of directors
  - Reincorporation in a state which has more stringent anti-takeover and related provisions
  - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
  -  Excessive compensation

  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
  -  Adjournment of Meeting to Solicit Additional Votes
  - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
  - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  -  Requirements that auditors attend the annual meeting of shareholders
  - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
  - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
  -  Mandates that amendments to bylaws or charters have shareholder approval
  -  Mandates that shareholder-rights plans be put to a vote or repealed
  -  Establishment of confidential voting
  - Expansions to reporting of financial or compensation-related information, within reason
  -  Repeals of various anti-takeover related provisions
  -  Reduction or elimination of super-majority vote requirements
  -  Repeals or prohibitions of "greenmail" provisions
  -  "Opting-out" of business combination provisions
  - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

  -  Limits to tenure of directors
  - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
  -  Restoration of cumulative voting in the election of directors
  - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
  - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
  -  Proposals which require inappropriate endorsements or corporate actions
  - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
  - Proposal asking companies to adopt full tenure holding periods for their executives
  - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

  - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
  - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
  - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
  - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
  - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA PRIME MONEY MARKET FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005 A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                          3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                      3

   INVESTMENT STRATEGIES                                                                              3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              8
   INVESTMENT RESTRICTIONS                                                                            9

MANAGEMENT OF THE FUND                                                                               10

   BOARD OF TRUSTEES AND OFFICERS                                                                    10
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004    15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            16

INVESTMENT ADVISORY AND OTHER SERVICES                                                               17

   ADVISOR                                                                                           17
   ADMINISTRATOR                                                                                     18
   CUSTODIAN AND TRANSFER AGENT                                                                      19
   DISTRIBUTOR                                                                                       20
   CODE OF ETHICS                                                                                    20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                     22
   LEGAL COUNSEL                                                                                     22

BROKERAGE PRACTICES AND COMMISSIONS                                                                  22

PRICING OF FUND SHARES                                                                               23

TAXES                                                                                                24

CALCULATION OF PERFORMANCE DATA                                                                      24

ADDITIONAL INFORMATION                                                                               25

   SHAREHOLDER MEETINGS                                                                              25
   CAPITALIZATION AND VOTING                                                                         25
   FEDERAL LAW AFFECTING STATE STREET                                                                26
   PROXY VOTING POLICY                                                                               26
   MASSACHUSETTS BUSINESS TRUST                                                                      26

FINANCIAL STATEMENTS                                                                                 27

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                          28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                           30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

  - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

  1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

  2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

  3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

MONEY MARKET INSURANCE. The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

  a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

  b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

  d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

  1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

  2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

  3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

  4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

  5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

  6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

  7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

  8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

  9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  10. Purchase interests in oil, gas or other mineral exploration or development programs.

  11. Purchase or sell commodities or commodity futures contracts.

  12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

  13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

  14. Make investments for the purpose of gaining control of an issuer's management.

  15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

  16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

  17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

  - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to:
     (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

 - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

 - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


 - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


 - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                   NUMBER OF
                                POSITION(S) WITH SSgA                                                              PORTFOLIOS IN
                                FUNDS;                                                                             FUND COMPLEX
NAME, ADDRESS AND               LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;             OVERSEEN BY
AGE                             SERVED                    OTHER DIRECTORSHIPS HELD                                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                -   Trustee since 1988    -   Vice Chairman, Frank Russell Company (institutional     26
909 A Street                    -   Interested Person         financial consultant);
Tacoma, WA 98402                    of the SSgA Funds     -   Chairman of the Board, Frank Russell Trust Company;
Age 66                              (as defined in the    -   Trustee, Frank Russell Investment Company, Russell
                                    1940 Act) due to          Investment Funds (registered investment companies);
                                    his employment by     -   Director, Frank Russell Asset Management (Cayman)
                                    the parent company        II and Frank Russell Asset Management (Cayman) III
                                    of the                    (general partners of limited partnerships).
                                    Administrator
                                -   Chairman of the
                                    Board and President

                                -   Member, Governance
                                    Committee
                                -   Member, Valuation
                                    Committee

Peter G. Leahy                  -   Trustee since 2005    -   2004 to Present, Executive Vice President, State        26
State Street Financial Center   -   Interested Person         Street Global Advisors;
One Lincoln Street                  of the SSgA Funds     -   1991-2004, Senior Vice President, State Street
Boston, MA 02111-2900               (as defined in the        Global Advisors;
Age 45                              1940 Act) due to      -   Director, State Street Global Markets LLC.
                                    his employment by
                                    the Advisor


INDEPENDENT TRUSTEES


                                                                                                                   NUMBER OF
                                POSITION(S) WITH SSgA                                                              PORTFOLIOS IN
                                FUNDS;                                                                             FUND COMPLEX
NAME, ADDRESS AND               LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;             OVERSEEN BY
AGE                             SERVED                    OTHER DIRECTORSHIPS HELD                                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall             -   Trustee since 1988    -   Chief Executive Officer and President, Wm. L.           26
33 West Court Street            -   Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901                Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                          -   Member, Governance        Inc. (a registered investment advisor and provider
                                    and Nominating            of financial and related consulting services);
                                    Committee             -   Certified Financial Planner and Member, Financial
                                -   Member, Valuation         Planners Association; and
                                    Committee             -   Registered Representative and Principal for
                                -   Member, Legal and         Securities with Cambridge Investment Research,
                                    Compliance                Inc., Fairfield, Iowa.
                                    Committee

Steven J. Mastrovich            -   Trustee since 1988    -   September 2000 to Present, Global Head of               26
623 Clapboardtree Street        -   Member, Audit             Structured Real Estate, J.P. Morgan Investment
Westwood, MA 02090                  Committee                 Management (private real estate investment for
Age 49                          -   Member, Governance        clients primarily outside of the US to locate
                                    and Nominating            private real estate investments in the US);
                                    Committee             -   January 2000 to September 2000, Managing Director,
                                -   Member, Valuation         HSBC Securities (USA) Inc. (banking and financial
                                    Committee                 services);
                                                          -   From 1998 to 2000, President, Key Global Capital,
                                                              Inc. (provider of equity and mezzanine capital to
                                                              real estate industry);

                                -   Member, Legal and     -   From 1997 to 1998, Partner, Squire, Sanders &
                                    Compliance                Dempsey (law firm); and
                                    Committee             -   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                              Gesmer (law firm).

Patrick J. Riley                -   Trustee since 1988    -   2003 to Present, Associate Justice, Commonwealth of     26
One Corporate Place             -   Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road                   Committee             -   1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P.
Danvers, MA 01923               -   Chairman,                 (law firm); and
Age 57                              Governance and        -   Director, SSgA Cash Management Fund plc; and State
                                    Nominating                Street Global Advisors Ireland, Ltd. (investment
                                    Committee                 companies).
                                -   Member, Valuation
                                    Committee
                                -   Member, Legal and
                                    Compliance
                                    Committee

Richard D. Shirk                -   Trustee since 1988    -   March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE          -   Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877              Committee             -   1996 to March 2001, President and Chief Executive
Age 60                          -   Member, Governance        Officer, Cerulean Companies, Inc. (holding company);
                                    and Nominating        -   1992 to March 2001, President and Chief Executive
                                    Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                                -   Member, Valuation         association for independent Blue Cross and Blue
                                    Committee                 Shield health care plans);
                                -   Member, Legal and     -   1993 to November 2001, Chairman and Board Member,
                                    Compliance                Georgia Caring for Children Foundation (private
                                    Committee                 foundation);
                                                          -   November 1998 to Present, Board Member, Healthcare
                                                              Georgia Foundation (private foundation); and
                                                          -   September 2002 to Present, Board Member, Amerigroup
                                                              Corp. (managed health care).

Bruce D. Taber                  -   Trustee since 1991    -   Consultant, Computer Simulation, General Electric       26
26 Round Top Road               -   Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921                   Committee                 and services company); and
Age 62                          -   Member, Governance    -   Director, SSgA Cash Management Fund plc and State
                                    and Nominating            Street Global Advisors Ireland, Ltd. (investment
                                    Committee                 companies).
                                -   Chairman,
                                    Valuation Committee
                                -   Member, Legal and
                                    Compliance
                                    Committee

Henry W. Todd                   -   Trustee since 1988    -   Chairman, President and CEO, A.M. Todd Group,           26

150 Domorah Drive               -   Alternate                 Inc. (flavorings manufacturer);
Montgomeryville, PA 18936           Chairman, Audit       -   President and CEO, Zink & Triest Co., Inc. (dealer
Age 58                              Committee                 in vanilla flavoring); and
                                -   Member, Governance    -   Director, SSgA Cash Management Fund plc and State
                                    and Nominating            Street Global Advisors Ireland, Ltd. (investment
                                    Committee                 companies).
                                -   Member, Valuation
                                    Committee
                                -   Chairman, Legal
                                    and Compliance
                                    Committee


PRINCIPAL OFFICERS


                                POSITION(S) WITH SSgA
                                FUNDS;
NAME, ADDRESS AND               LENGTH OF TIME
AGE                             SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                      -   Vice President        -   2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial Center       since 2002                (investment advisor)
One Lincoln Street              -   Principal             -   2001 to 2005, Principal, SSgA Funds Management, Inc.;
Boston, MA 02111-2900               Executive Officer     -   2000 to Present, Principal, State Street Global Advisors
Age 40                              since 2005                (investment management);
                                                          -   1992 to 2000, Vice President, State Street Corporation
                                                              (diversified financial services);
                                                          -   2000 to Present, Vice President, streetTRACKS Series Trust
                                                              (registered investment company).

Mark E. Swanson                 -   Treasurer and         -   Director - Investment Operations, Frank Russell Investment
909 A Street                        Principal                 Management Company (investment management) and Frank Russell
Tacoma, WA 98402                    Accounting Officer        Trust Company (trust company);
Age 42                              since 2000            -   Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                              Company and Russell Investment Funds (registered investment companies); and
                                                          -   Director, Russell Fund Distributors, Inc. and Frank Russell
                                                              Investment Management Company.

Peter A. Ambrosini              -   Chief Compliance      -   February 2001 to present, Senior Principal, Chief Compliance and
State Street Financial Center       Officer since 2004        Risk Management Officer, State Street Global Advisors;
One Lincoln Street                                        -   2001 to present, Chief Compliance Officer, SSgA Funds Management,
Boston, MA 02111-2900                                         Inc.; and
Age 62                                                    -   September 1985 to February 2001, Managing Director, Regulatory
                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey                -   Secretary and         -   Assistant Secretary and Associate General Counsel, Frank Russell

909 A Street                        Chief Legal               Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402                    Officer since 2005        Investment Management Company (investment management); Frank
Age 41                                                        Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                         FISCAL 2005 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                       FISCAL 2005 AGGREGATE           FUND COMPLEX PAID TO
             NAME/POSITION             COMPENSATION FROM FUND                TRUSTEES
     --------------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman                  None                              None
     of the Board and President
     William L. Marshall, Trustee          $   42,849                       $   145,164
     Steven J. Mastrovich, Trustee         $   41,798                       $   142,337
     Patrick J. Riley, Trustee             $   41,731                       $   141,836
     Richard D. Shirk, Trustee             $   42,179                       $   142,175
     Bruce D. Taber, Trustee               $   42,575                       $   144,454
     Henry W. Todd, Trustee                $   45,376                       $   150,873

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                            AGGREGATE DOLLAR RANGE
                                                                                            OF EQUITY SECURITIES IN
                                                                                            ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                                            TRUSTEES IN FAMILY OF
TRUSTEE                           DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND            INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee      Disciplined Equity Fund            $10,001-$50,000           $50,001-$100,000
                               Small Cap Fund                     $10,001-$50,000

William L. Marshall, Trustee   Core Opportunities Fund            $10,001-$50,000           Over $100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Aggressive Equity Fund             $10,001-$50,000
                               Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich, Trustee  S&P 500 Index Fund                 $50,001-$100,000          $50,001-$100,000

Patrick J. Riley, Trustee      Special Equity Fund                $10,001-$50,000           Over $100,000
                               Aggressive Equity Fund             $10,001-$50,000
                               International Stock Selection      $50,001-$100,000
                               Fund
                               Emerging Markets Fund              $50,001-$100,000
                               Core Opportunities Fund            Over $100,000
                               Small Cap Fund                     Over $100,000
                               Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                $10,001-$50,000           $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                   $10,001-$50,000           $50,001-$100,000
                               Disciplined Equity Fund            $10,001-$50,000
                               Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee         All Funds                          $0                        $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- GFAS Control Account MT01, State Street Bank, PO Box 1992, Quincy, MA 02171--91.58%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


         2005              2004              2003
         ------------------------------------------------
         $ 17,559,933      $ 20,607,221      $ 13,376,683


Through December 31, 2010, the Advisor has contractually agreed to waive .5% of its .15% advisory fee, which amounted to the following for the last three fiscal years ended August 31:


         2005              2004              2003
         -----------------------------------------------
         $ 5,852,647       $ 2,147,928       $ 4,458,894


In addition, through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets, which amounted to the following for the last three fiscal years ended August 31:


         2005              2004              2003
         -----------------------------------------------
         $ 2,104,989       $ 6,869,074       $ 1,642,568

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


         2005              2004              2003
         -----------------------------------------------
         $ 3,563,838       $ 4,184,898       $ 2,748,032


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


         2005              2004              2003
         -----------------------------------------------
         $ 2,608,503       $ 2,764,608       $ 2,025,037


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                                   $   591,295
       Printing                                      $    78,485
       Compensation to Dealers                       $     3,969
       Compensation to Sales Personnel               $   753,104
       Other(1)                                      $ 1,181,650


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


         2005              2004              2003
         -----------------------------------------------
         $ 2,929,302       $ 3,435,211       $ 2,229,447


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                               PRINCIPAL
                                                                ($000)
                                                         --------------------
     Warburg Dillon Read                                    96,421,113
     Morgan Stanley Dean Witter                             68,401,538
     Bank of America                                        65,028,753
     Lehman Brothers, Inc.                                  57,673,958
     Goldman Sachs                                          57,710,279
     Credit Suisse First Boston                             45,658,504
     Countrywide Securities Corp.                           45,030,605
     Citigroup Global Markets, Inc.                         44,411,978
     Lummis & Co.                                           36,765,437
     Merrill Lynch                                          24,401,597


The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT            EXPIRATION DATE
                 --------------------------------------------
                    $  28,279                August 31, 2009
                    $  88,036                August 31, 2013


STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)(TO THE POWER OF n) = ERV

            where:  P =      a hypothetical initial payment of $1,000
                    T =      average annual total return
                    n =      number of years
                    ERV =    ending redeemable value of a $1,000
                               payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the fund's current and effective yields for the seven-day period ended August 31, 2005:


         Current Yield              3.36%
         Effective Yield            3.91%


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well-established industries.
               -  High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

  - describes its proxy voting procedures to its clients in Part II of its Form ADV;
  -  provides the client with this written proxy policy, upon request;
  - discloses to its clients how they may obtain information on how FM voted the client's proxies;
  -  matches proxies received with holdings as of record date;
  -  reconciles holdings as of record date and rectifies any discrepancies;
  - generally applies its proxy voting policy consistently and keeps records of votes for each client;
  -  documents the reason(s) for voting for all non-routine items; and
  - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

  - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
  -  Approval of auditors
  -  Directors' and auditors' compensation
  -  Directors' liability and indemnification
  -  Discharge of board members and auditors
  -  Financial statements and allocation of income
  - Dividend payouts that are greater than or equal to country and industry standards
  -  Authorization of share repurchase programs
  -  General updating of or corrective amendments to charter
  -  Change in Corporation Name
  -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

  - Capitalization changes which eliminate other classes of stock and voting rights
  - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
  - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
  -  Elimination of "poison pill" rights
  - Stock purchase plans with an exercise price of not less that 85% of fair market value
  -  Stock option plans which are incentive based and not excessive
  -  Other stock-based plans which are appropriately structured
  -  Reductions in super-majority vote requirements
  -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

  - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
  - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
  - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
  -  Elimination of Shareholders' Right to Call Special Meetings
  -  Establishment of classified boards of directors
  - Reincorporation in a state which has more stringent anti-takeover and related provisions
  - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
  -  Excessive compensation

  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
  -  Adjournment of Meeting to Solicit Additional Votes
  - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
  - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

  - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
  - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
  - Against offers when there are prospects for an enhanced bid or other bidders
  - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  -  Requirements that auditors attend the annual meeting of shareholders
  - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
  - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
  -  Mandates that amendments to bylaws or charters have shareholder approval
  -  Mandates that shareholder-rights plans be put to a vote or repealed
  -  Establishment of confidential voting
  - Expansions to reporting of financial or compensation-related information, within reason
  -  Repeals of various anti-takeover related provisions
  -  Reduction or elimination of super-majority vote requirements
  -  Repeals or prohibitions of "greenmail" provisions
  -  "Opting-out" of business combination provisions
  - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
  - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
  - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

  -  Limits to tenure of directors
  - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
  -  Restoration of cumulative voting in the election of directors
  - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
  - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
  -  Proposals which require inappropriate endorsements or corporate actions
  - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
  - Proposal asking companies to adopt full tenure holding periods for their executives
  - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation -- committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

  - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
  - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
  - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
  - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
  - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                          SSGA PRIME MONEY MARKET FUND

                                 CLASS T SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    7
   INVESTMENT RESTRICTIONS                                                                                  9

MANAGEMENT OF THE FUND                                                                                     10

   BOARD OF TRUSTEES AND OFFICERS                                                                          10
   COMPENSATION                                                                                            14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004          15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     17

   ADVISOR                                                                                                 17
   ADMINISTRATOR                                                                                           17
   CUSTODIAN AND TRANSFER AGENT                                                                            19
   DISTRIBUTOR                                                                                             20
   CODE OF ETHICS                                                                                          20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           21
   LEGAL COUNSEL                                                                                           22

BROKERAGE PRACTICES AND COMMISSIONS                                                                        22

PRICING OF FUND SHARES                                                                                     23

TAXES                                                                                                      24

CALCULATION OF PERFORMANCE DATA                                                                            24

ADDITIONAL INFORMATION                                                                                     25

   SHAREHOLDER MEETINGS                                                                                    25
   CAPITALIZATION AND VOTING                                                                               25
   FEDERAL LAW AFFECTING STATE STREET                                                                      26
   PROXY VOTING POLICY                                                                                     26
   MASSACHUSETTS BUSINESS TRUST                                                                            26

FINANCIAL STATEMENTS                                                                                       27

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                                28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 30

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which each fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each fund may purchase US Government obligations on a forward commitment basis. The funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus,

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

MONEY MARKET INSURANCE. The fund participates in a financial guaranty insurance policy agreement with a monoline stock insurance company solely with other money market funds advised by the Advisor. The policy provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure

Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made and may not be changed without a vote of a majority of the funds shareholders. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     8. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Purchase interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell commodities or commodity futures contracts.

     12. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     13. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Purchase the securities of any issuer if the Investment Company's officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     16. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the funds' total assets would be invested in such securities, except that the funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     17. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders;
         (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit;
         (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                            NUMBER OF
                               POSITION(S) WITH SSgA                                                        PORTFOLIOS IN
                               FUNDS;                                                                       FUND COMPLEX
NAME, ADDRESS AND              LENGTH OF TIME                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;  OVERSEEN BY
AGE                            SERVED                         OTHER DIRECTORSHIPS HELD                      TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson               -   Trustee since 1988         -   Vice Chairman, Frank Russell Company      26
909 A Street                   -   Interested Person of the       (institutional financial consultant);
Tacoma, WA 98402                   SSgA Funds (as defined in  -   Chairman of the Board, Frank Russell
Age 66                             the 1940 Act) due to his       Trust Company;
                                   employment by the parent   -   Trustee, Frank Russell Investment
                                   company of the                 Company, Russell Investment Funds
                                   Administrator                  (registered investment companies);
                               -   Chairman of the Board and  -   Director, Frank Russell Asset Management
                                   President                      (Cayman) II and Frank Russell Asset
                               -   Member, Governance             Management (Cayman) III (general
                                   Committee                      partners of limited partnerships).
                               -   Member, Valuation
                                   Committee

Peter G. Leahy                 -   Trustee since 2005         -   2004 to Present, Executive Vice           26
State Street Financial Center  -   Interested Person of the       President, State Street Global Advisors;
One Lincoln Street                 SSgA Funds (as defined in  -   1991-2004, Senior Vice President, State
Boston, MA 02111-2900              the 1940 Act) due to his       Street Global Advisors;
                                                              -   Director, State Street Global Markets
                                                                  LLC.

Age 45                             employment by the
                                   Advisor


INDEPENDENT TRUSTEES


                                                                                                            NUMBER OF
                               POSITION(S) WITH SSgA                                                        PORTFOLIOS IN
                               FUNDS;                                                                       FUND COMPLEX
NAME, ADDRESS AND              LENGTH OF TIME                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;  OVERSEEN BY
AGE                            SERVED                         OTHER DIRECTORSHIPS HELD                      TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
William L. Marshall            -   Trustee since 1988         -   Chief Executive Officer and President,    26
33 West Court Street           -   Chairman, Audit Committee      Wm. L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901           -   Member, Governance and         Marshall Companies, Inc. and the
Age 63                             Nominating Committee           Marshall Financial Group, Inc. (a
                               -   Member, Valuation              registered investment advisor and
                                   Committee                      provider of financial and related
                               -   Member, Legal and              consulting services);
                                   Compliance Committee       -   Certified Financial Planner and Member,
                                                                  Financial Planners Association; and
                                                              -   Registered Representative and Principal
                                                                  for Securities with Cambridge Investment
                                                                  Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich           -   Trustee since 1988         -   September 2000 to Present, Global Head    26
623 Clapboardtree Street       -   Member, Audit Committee        of Structured Real Estate, J.P. Morgan
Westwood, MA 02090             -   Member, Governance and         Investment Management (private real
Age 49                             Nominating Committee           estate investment for clients primarily
                               -   Member, Valuation              outside of the US to locate private real
                                   Committee                      estate investments in the US);
                               -   Member, Legal and          -   January 2000 to September 2000, Managing
                                   Compliance Committee           Director, HSBC Securities (USA) Inc.
                                                                  (banking and financial services);
                                                              -   From 1998 to 2000, President, Key Global
                                                                  Capital, Inc. (provider of equity and
                                                                  mezzanine capital to real estate
                                                                  industry);
                                                              -   From 1997 to 1998, Partner, Squire,
                                                                  Sanders & Dempsey (law firm); and
                                                              -   From 1994 to 1997, Partner, Brown,
                                                                  Rudnick, Freed & Gesmer (law firm).

Patrick J. Riley               -   Trustee since 1988         -   2003 to Present, Associate Justice,       26
One Corporate Place            -   Member, Audit Committee        Commonwealth of Massachusetts Superior
55 Ferncroft Road              -   Chairman, Governance and       Court;
Danvers, MA 01923                  Nominating                 -   1985 to 2002, Partner, Riley, Burke &
                                                                  Donahue, L.L.P. (law firm); and
                                                              -   Director, SSgA Cash Management Fund plc;
                                                                  and State Street Global Advisors
                                                                  Ireland, Ltd.

Age 57                             Committee                      (investment companies).
                               -   Member, Valuation
                                   Committee
                               -   Member, Legal and
                                   Compliance Committee

Richard D. Shirk               -   Trustee since 1988         -   March 2001 to April 2002, Chairman,       26
1180 Brookgate Way, NE         -   Member, Audit Committee        Cerulean Companies, Inc. (holding
Atlanta, GA 30319-2877         -   Member, Governance and         company) (Retired);
Age 60                             Nominating Committee       -   1996 to March 2001, President and Chief
                               -   Member, Valuation              Executive Officer, Cerulean Companies,
                                   Committee                      Inc. (holding company);
                               -   Member, Legal and          -   1992 to March 2001, President and Chief
                                   Compliance Committee           Executive Officer, Blue Cross/Blue
                                                                  Shield of Georgia (trade association for
                                                                  independent Blue Cross and Blue Shield
                                                                  health care plans);
                                                              -   1993 to November 2001, Chairman and
                                                                  Board Member, Georgia Caring for
                                                                  Children Foundation (private
                                                                  foundation);
                                                              -   November 1998 to Present, Board Member,
                                                                  Healthcare Georgia Foundation (private
                                                                  foundation); and
                                                              -   September 2002 to Present, Board Member,
                                                                  Amerigroup Corp. (managed health care).

Bruce D. Taber                 -   Trustee since 1991         -   Consultant, Computer Simulation, General  26
26 Round Top Road              -   Member, Audit Committee        Electric Industrial Control Systems
Boxford, MA 01921              -   Member, Governance and         (diversified technology and services
Age 62                             Nominating Committee           company); and
                               -   Chairman, Valuation        -   Director, SSgA Cash Management Fund plc
                                   Committee                      and State Street Global Advisors
                               -   Member, Legal and              Ireland, Ltd. (investment companies).
                                   Compliance Committee

Henry W. Todd                  -   Trustee since 1988         -   Chairman, President and CEO, A.M. Todd    26
150 Domorah Drive              -   Alternate Chairman, Audit      Group, Inc. (flavorings manufacturer);
Montgomeryville, PA 18936          Committee                  -   President and CEO, Zink & Triest Co.,
Age 58                         -   Member, Governance and         Inc. (dealer in vanilla flavoring); and
                                   Nominating Committee       -   Director, SSgA Cash Management Fund plc
                               -   Member, Valuation              and State Street Global Advisors
                                   Committee                      Ireland, Ltd. (investment companies).
                               -   Chairman, Legal and
                                   Compliance Committee

PRINCIPAL OFFICERS


                               POSITION(S) WITH SSgA
                               FUNDS;
NAME, ADDRESS AND              LENGTH OF TIME
AGE                            SERVED                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
------------------------------------------------------------------------------------------------------------------------------------
James Ross                     -   Vice President since 2002  -   2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial Center  -   Principal Executive            (investment advisor)
One Lincoln Street                 Officer since 2005         -   2001 to 2005, Principal, SSgA Funds Management, Inc.;
Boston, MA 02111-2900                                         -   2000 to Present, Principal, State Street Global Advisors
Age 40                                                            (investment management);
                                                              -   1992 to 2000, Vice President, State Street Corporation
                                                                  (diversified financial services);
                                                              -   2000 to Present, Vice President, streetTRACKS Series Trust
                                                                  (registered investment company).

Mark E. Swanson                -   Treasurer and Principal    -   Director - Investment Operations, Frank Russell Investment
909 A Street                       Accounting Officer since       Management Company (investment management) and Frank Russell
Tacoma, WA 98402                   2000                           Trust Company (trust company);
Age 42                                                        -   Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                                  Company and Russell Investment Funds (registered investment companies); and
                                                              -   Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                  Investment Management Company.

Peter A. Ambrosini             -   Chief Compliance Officer   -   February 2001 to present, Senior Principal, Chief Compliance and
State Street Financial Center      since 2004                     Risk Management Officer, State Street Global Advisors;
One Lincoln Street                                            -   2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA 02111-2900                                             Management, Inc.; and
Age 62                                                        -   September 1985 to February 2001, Managing Director, Regulatory
                                                                  Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey               -   Secretary and Chief Legal  -   Assistant Secretary and Associate General Counsel, Frank Russell
909 A Street                       Officer since 2005             Company (institutional financial consultant); Frank Russell
Tacoma, WA 98402                                                  Investment Management Company (investment management); Frank
Age 41                                                            Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and

$4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.


The aggregate compensation information shown below is for the original SSgA Prime Money Market Fund class (referred to as the "Institutional Class") for the fiscal year ending August 31, 2005:


                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
          NAME/POSITION              COMPENSATION FROM FUND             TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman
     of the Board and President               None                       None
     William L. Marshall, Trustee         $ 42,849                  $ 145,164
     Steven J. Mastrovich, Trustee        $ 41,798                  $ 142,337
     Patrick J. Riley, Trustee            $ 41,731                  $ 141,836
     Richard D. Shirk, Trustee            $ 42,179                  $ 142,175
     Bruce D. Taber, Trustee              $ 42,575                  $ 144,454
     Henry W. Todd, Trustee               $ 45,376                  $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                       DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND         INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000
                            International Stock Selection      $50,001-$100,000
                            Fund
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000
                            Small Cap Fund                     Over $100,000
                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:


-    Old Mutual Capital, 4643 Ulster Street
     Floor 6, Denver, CO 80237-2853--47.62%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class T Shares is the same as the management fee of the Institutional Class. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31:


        2005            2004            2003
        --------------------------------------------
        $ 17,559,933    $ 20,607,221    $ 13,376,683


Through December 31, 2010, the Advisor has contractually agreed to waive .5% of its .15% advisory fee, which amounted to the following for the last three fiscal years ended August 31:


        2005            2004            2003
        --------------------------------------------
        $  5,852,647    $  2,147,928    $  4,458,894


In addition, through December 31, 2006, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets, which amounted to the following for the last three fiscal years ended August 31:


        2005            2004            2003
        --------------------------------------------
        $  2,104,989    $  6,869,074    $  1,642,568


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:


        2005            2004            2003
        --------------------------------------------
        $  3,563,838    $  4,184,898    $  2,748,032


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class T Shares of the fund on July 14, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.55% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor, to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.50% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Institutional Class fund accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:


        2005            2004            2003
        --------------------------------------------
        $  2,608,503    $  2,764,608    $  2,025,037


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                                  $   591,295
       Printing                                     $    78,485
       Compensation to Dealers                      $     3,969
       Compensation to Sales Personnel              $   753,104
       Other(1)                                     $ 1,181,650


The Institutional Class accrued expenses in the following amount to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal years ended August 31:


        2005            2004            2003
        --------------------------------------------
        $  2,929,302    $  3,435,211    $  2,229,447


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The following information with respect to brokerage pertains to the Institutional Class:

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                                PRINCIPAL
                                                                 ($000)
                                                           ------------------
       Warburg Dillon Read                                    96,421,113
       Morgan Stanley Dean Witter                             68,401,538
       Bank of America                                        65,028,753
       Lehman Brothers, Inc.                                  57,673,958
       Goldman Sachs                                          57,710,279
       Credit Suisse First Boston                             45,658,504
       Countrywide Securities Corp.                           45,030,605
       Citigroup Global Markets, Inc.                         44,411,978
       Lummis & Co.                                           36,765,437
       Merrill Lynch                                          24,401,597


The Prime Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Class T Shares are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which in a fiduciary or agency capacity. The fund determines net asset value per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the Institutional Class had a net tax basis capital loss carryover in the following amount, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT            EXPIRATION DATE
                 -------------------------------------------
                 $  28,279                   August 31, 2009
                 $  88,036                   August 31, 2013


STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)(TO THE POWER OF n) = ERV

           where:   P =     a hypothetical initial payment of $1,000
                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a $1,000 payment
                               made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD - [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the Institutional Class's current and effective yields for the seven-day period ended August 31, 2005:


         Current Yield              3.36%
         Effective Yield            3.91%


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime

Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                     APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               SSGA SMALL CAP FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

   INVESTMENT STRATEGIES                                                                             3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                              6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                             9
   INVESTMENT RESTRICTIONS                                                                          11
   TEMPORARY DEFENSIVE POSITION                                                                     12
   PORTFOLIO TURNOVER                                                                               12

MANAGEMENT OF THE FUND                                                                              13

   BOARD OF TRUSTEES AND OFFICERS                                                                   13
   COMPENSATION                                                                                     17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004   18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                           19

INVESTMENT ADVISORY AND OTHER SERVICES                                                              19

   ADVISOR                                                                                          19
   PORTFOLIO MANAGERS                                                                               20
   ADMINISTRATOR                                                                                    21
   CUSTODIAN AND TRANSFER AGENT                                                                     22
   DISTRIBUTOR                                                                                      23
   CODE OF ETHICS                                                                                   23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                         23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                    25
   LEGAL COUNSEL                                                                                    25

BROKERAGE PRACTICES AND COMMISSIONS                                                                 25

PRICING OF FUND SHARES                                                                              27

TAXES                                                                                               28

CALCULATION OF PERFORMANCE DATA                                                                     28

ADDITIONAL INFORMATION                                                                              29

   SHAREHOLDER MEETINGS                                                                             29
   CAPITALIZATION AND VOTING                                                                        29
   FEDERAL LAW AFFECTING STATE STREET                                                               30
   PROXY VOTING POLICY                                                                              30
   MASSACHUSETTS BUSINESS TRUST                                                                     30

FINANCIAL STATEMENTS                                                                                31

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                         32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure

Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


          2005          2004           2003
          ------------------------------------
          83.81%        122.11%        114.42%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE


                                                                                                                    NUMBER OF
                          POSITION(S) WITH SSgA                                                                     PORTFOLIOS IN
                          FUNDS;                                                                                    FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;          OVERSEEN BY
AGE                       SERVED                              OTHER DIRECTORSHIPS HELD                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -    Trustee since 1988             -    Vice Chairman, Frank Russell Company               26
909 A Street              -    Interested Person of the            (institutional financial consultant);
Tacoma, WA 98402               SSgA Funds (as defined in      -    Chairman of the Board, Frank Russell Trust
Age 66                         the 1940 Act) due to his            Company;
                               employment by the parent       -    Trustee, Frank Russell Investment Company,
                               company of the Administrator        Russell Investment Funds (registered
                          -    Chairman of the Board and           investment companies);
                               President                      -    Director, Frank Russell Asset Management
                          -    Member, Governance Committee        (Cayman) II and Frank Russell Asset
                          -    Member, Valuation Committee         Management (Cayman) III (general partners of
                                                                   limited partnerships).

Peter G. Leahy            -    Trustee since 2005             -    2004 to Present, Executive Vice President,         26
State Street              -    Interested Person of the            State Street Global Advisors;
Financial Center               SSgA Funds (as defined in      -    1991-2004, Senior Vice President, State
One Lincoln Street             the 1940 Act) due to his            Street Global Advisors;
Boston, MA 02111-2900          employment by the Advisor      -    Director, State Street Global Markets LLC.
Age 45

INDEPENDENT TRUSTEES


                                                                                                                    NUMBER OF
                          POSITION(S) WITH SSgA                                                                     PORTFOLIOS IN
                          FUNDS;                                                                                    FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;          OVERSEEN BY
AGE                       SERVED                              OTHER DIRECTORSHIPS HELD                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -    Trustee since 1988             -    Chief Executive Officer and President,             26
33 West Court Street      -    Chairman, Audit Committee           Wm. L. Marshall Associates, Inc.,
Doylestown, PA 18901      -    Member, Governance and              Wm. L. Marshall Companies, Inc. and the
Age 63                         Nominating Committee                Marshall Financial Group, Inc. (a registered
                          -    Member, Valuation Committee         investment advisor and provider of
                          -    Member, Legal and                   financial and related consulting services);
                               Compliance Committee           -    Certified Financial Planner and Member,
                                                                   Financial Planners Association; and
                                                              -    Registered Representative and Principal for
                                                                   Securities with Cambridge Investment
                                                                   Research, Inc., Fairfield, Iowa.

Steven J. Mastrovich      -    Trustee since 1988             -    September 2000 to Present, Global Head of          26
623 Clapboardtree         -    Member, Audit Committee             Structured Real Estate, J.P. Morgan
Street                    -    Member, Governance and              Investment Management (private real estate
Westwood, MA 02090             Nominating Committee                investment for clients primarily outside of
Age 49                    -    Member, Valuation Committee         the US to locate private real estate
                          -    Member, Legal and                   investments in the US);
                               Compliance Committee           -    January 2000 to September 2000, Managing
                                                                   Director, HSBC Securities (USA) Inc.
                                                                   (banking and financial services);
                                                              -    From 1998 to 2000, President, Key Global
                                                                   Capital, Inc. (provider of equity and
                                                                   mezzanine capital to real estate industry);
                                                              -    From 1997 to 1998, Partner, Squire, Sanders
                                                                   & Dempsey (law firm); and
                                                              -    From 1994 to 1997, Partner, Brown,
                                                                   Rudnick, Freed & Gesmer (law firm).

Patrick J. Riley          -    Trustee since 1988             -    2003 to Present, Associate Justice,                26
One Corporate Place       -    Member, Audit Committee             Commonwealth of Massachusetts Superior Court;
55 Ferncroft Road         -    Chairman, Governance and       -    1985 to 2002, Partner, Riley, Burke &
Danvers, MA 01923              Nominating Committee                Donahue, L.L.P. (law firm); and
Age 57                    -    Member, Valuation Committee    -    Director, SSgA Cash Management Fund plc; and
                          -    Member, Legal and                   State Street Global Advisors Ireland, Ltd.
                               Compliance Committee                (investment companies).

Richard D. Shirk          -    Trustee since 1988             -    March 2001 to April 2002, Chairman, Cerulean       26
1180 Brookgate Way, NE    -    Member, Audit Committee             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877    -    Member, Governance and         -    1996 to March 2001, President and Chief
                                                                   Executive Officer, Cerulean Companies, Inc.
                                                                   (holding company);

Age 60                         Nominating Committee           -    1992 to March 2001, President and Chief
                          -    Member, Valuation Committee         Executive Officer, Blue Cross/Blue Shield of
                          -    Member, Legal and                   Georgia (trade association for independent
                               Compliance Committee                Blue Cross and Blue Shield health care plans);
                                                              -    1993 to November 2001, Chairman and Board
                                                                   Member, Georgia Caring for Children
                                                                   Foundation (private foundation);
                                                              -    November 1998 to Present, Board Member,
                                                                   Healthcare Georgia Foundation (private
                                                                   foundation); and
                                                              -    September 2002 to Present, Board Member,
                                                                   Amerigroup Corp. (managed health care).

Bruce D. Taber            -    Trustee since 1991             -    Consultant, Computer Simulation, General           26
26 Round Top Road         -    Member, Audit Committee             Electric Industrial Control Systems
Boxford, MA 01921         -    Member, Governance and              (diversified technology and services
Age 62                         Nominating Committee                company); and
                          -    Chairman, Valuation            -    Director, SSgA Cash Management Fund plc and
                               Committee                           State Street Global Advisors Ireland, Ltd.
                          -    Member, Legal and                   (investment companies).
                               Compliance Committee

Henry W. Todd             -    Trustee since 1988             -    Chairman, President and CEO, A.M. Todd             26
150 Domorah Drive         -    Alternate Chairman, Audit           Group, Inc. (flavorings manufacturer);
Montgomeryville,               Committee                      -    President and CEO, Zink & Triest Co., Inc.
PA 18936                  -    Member, Governance and              (dealer in vanilla flavoring); and
Age 58                         Nominating Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member, Valuation Committee         State Street Global Advisors Ireland, Ltd.
                          -    Chairman, Legal and                 (investment companies).
                               Compliance Committee

PRINCIPAL OFFICERS


                          POSITION(S) WITH SSgA
                          FUNDS;
NAME, ADDRESS AND         LENGTH OF TIME
AGE                       SERVED                              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
James Ross                -    Vice President since 2002      -    2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial    -    Principal Executive Officer         (investment advisor)
Center                         since 2005                     -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                                            -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                              (investment management);
Age 40                                                        -    1992 to 2000, Vice President, State Street Corporation
                                                                   (diversified financial services);
                                                              -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                   (registered investment company).

Mark E. Swanson           -    Treasurer and Principal        -    Director - Investment Operations, Frank Russell Investment
909 A Street                   Accounting Officer since            Management Company (investment management) and Frank
Tacoma, WA 98402               2000                                Russell Trust Company (trust company);
Age 42                                                        -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                   Investment Company and Russell Investment Funds
                                                                   (registered investment companies); and
                                                              -    Director, Russell Fund Distributors, Inc. and Frank
                                                                   Russell Investment Management Company.

Peter A. Ambrosini        -    Chief Compliance Officer       -    February 2001 to present, Senior Principal, Chief
State Street Financial         since 2004                          Compliance and Risk Management Officer, State Street
Center                                                             Global Advisors;
One Lincoln Street                                            -    2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA 02111-2900                                              Management, Inc.; and
Age 62                                                        -    September 1985 to February 2001, Managing Director,
                                                                   Regulatory Compliance Consulting Group,
                                                                   PricewaterhouseCoopers.

Deedra S. Walkey          -    Secretary and Chief            -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                   Legal Officer since 2005            Russell Company (institutional financial consultant);
Tacoma, WA 98402                                                   Frank Russell Investment Management Company (investment
Age 41                                                             management); Frank Russell Trust Company, and Russell
                                                                   Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
             NAME/POSITION           COMPENSATION FROM FUND            TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board
     and President                               None                      None
     William L. Marshall, Trustee           $   4,471               $   145,164
     Steven J. Mastrovich, Trustee          $   4,368               $   142,337
     Patrick J. Riley, Trustee              $   4,340               $   141,836
     Richard D. Shirk, Trustee              $   4,393               $   142,175
     Bruce D. Taber, Trustee                $   4,437               $   144,454
     Henry W. Todd, Trustee                 $   4,587               $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000
                            International Stock Selection      $50,001-$100,000
                            Fund
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000
                            Small Cap Fund                     Over $100,000

                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Airstream & Co., PO Box 1992, Boston, MA 02105-1992--82.88%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


          2005               2004               2003
          -------------------------------------------------
          $ 5,406,591        $ 3,814,162        $ 1,953,742


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF   ASSETS         NUMBER OF   ASSETS                      ASSETS
                  REGISTERED  UNDER          POOLED      UNDER                       UNDER
PORTFOLIO         INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
Brian Shannahan   10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Nick DePeyster    10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Mike Arone        10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Anna Mitelman
 Lester           10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Jim Johnson       10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63



              OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brian Shannahan                Aggressive Equity                  $100,0001-$500,000

                               Directional Core Equity            $50,001-$100,000

Nick DePeyster                 N/A                                N/A

Mike Arone                     N/A                                N/A

Anna Mitelman Lester           N/A                                N/A

Jim Johnson                    N/A                                N/A

COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.




ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


          2005           2004           2003
          ---------------------------------------
          $ 226,881      $ 171,562      $ 111,802


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


          2005           2004           2003
          ---------------------------------------
          $ 158,027      $ 133,762      $ 69,645

For fiscal 2005, these amounts are reflective of the following individual payments:


          Advertising                                  $ 29,418
          Printing                                     $  3,883
          Compensation to Dealers                      $ 21,512
          Compensation to Sales Personnel              $ 54,596
          Other(1)                                     $ 48,618


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


          2005           2004           2003
          --------------------------------------
          $ 180,141      $ 127,159      $ 64,490


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


          2005             2004             2003
          ---------------------------------------------
          $ 1,926,359      $ 2,113,523      $ 1,367,032


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


          2005             2004             2003
          ---------------------------------------------
          $ 0              $ 0              $ 4,371


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                              PRINCIPAL  COMMISSIONS
                                               ($000)       ($000)
                                              ----------------------
          Investment Technology Group           551,383          500
          UBS Securities LLC                    240,195          507
          Credit Suisse First Boston            106,842          262
          Liquidnet, Inc.                        87,060           86

          Morgan Stanley Dean Witter             86,377          115
          Instinet Clearing Services, Inc.       61,052           75
          Lehman Brothers, Inc.                  54,183          158
          Knight Securities                      32,104           99
          JP Morgan Chase                        22,919           39
          Weeden & Company                       17,832           26


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

       where:  P =    a hypothetical initial payment of $1,000
               T =    average annual total return
               n =    number of years
               ERV =  ending redeemable value of a hypothetical
                      $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

       where:  P =            a hypothetical initial payment of $1,000
               T =            average annual total return (after taxes on
                              distributions)
               n =            number of years
               ATV SUB(D) =   ending value of a hypothetical $1,000 payment made
                              at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


          ONE YEAR ENDING    FIVE YEARS ENDING    TEN YEARS ENDING
          AUGUST 31, 2005    AUGUST 31, 2005      AUGUST 31, 2005(1)
          ----------------------------------------------------------
              26.06%               6.75%                9.88%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

----------
(1)  The fund commenced operations on July 1, 1992.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

          F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

          F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation -- committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               SSGA SMALL CAP FUND

                                 CLASS R SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
   INVESTMENT RESTRICTIONS                                                                                11
   TEMPORARY DEFENSIVE POSITION                                                                           12
   PORTFOLIO TURNOVER                                                                                     12

MANAGEMENT OF THE FUND                                                                                    13

   BOARD OF TRUSTEES AND OFFICERS                                                                         13
   COMPENSATION                                                                                           17
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004         18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 19

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    19

   ADVISOR                                                                                                19
   PORTFOLIO MANAGERS                                                                                     20
   ADMINISTRATOR                                                                                          21
   CUSTODIAN AND TRANSFER AGENT                                                                           22
   DISTRIBUTOR                                                                                            23
   CODE OF ETHICS                                                                                         23
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               23
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          25
   LEGAL COUNSEL                                                                                          25

BROKERAGE PRACTICES AND COMMISSIONS                                                                       25

PRICING OF FUND SHARES                                                                                    26

TAXES                                                                                                     27

CALCULATION OF PERFORMANCE DATA                                                                           28

ADDITIONAL INFORMATION                                                                                    29

   SHAREHOLDER MEETINGS                                                                                   29
   CAPITALIZATION AND VOTING                                                                              29
   FEDERAL LAW AFFECTING STATE STREET                                                                     29
   PROXY VOTING POLICY                                                                                    30
   MASSACHUSETTS BUSINESS TRUST                                                                           30

FINANCIAL STATEMENTS                                                                                      30

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                               32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                34

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization is approximately $88 million, and the total market capitalization range is approximately $68 million to $2.35 billion.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure

Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The fund had the following portfolio turnover rate during the fiscal years ended August 31:


     2005                   2004
     ------------------------------
     83.81%                 122.11%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor


INDEPENDENT TRUSTEES

                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
Age 49                          Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                Committee                 HSBC Securities (USA) Inc. (banking and financial
                           -    Member, Valuation         services);
                                Committee            -    From 1998 to 2000, President, Key Global Capital,
                           -    Member, Legal and         Inc. (provider of equity and mezzanine capital to
                                Compliance                real estate industry);
                                Committee            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
                           -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and

Age 60                          Nominating           -    1992 to March 2001, President and Chief Executive
                                Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                           -    Member, Valuation         association for independent Blue Cross and Blue
                                Committee                 Shield health care plans);
                           -    Member, Legal and    -    1993 to November 2001, Chairman and Board Member,
                                Compliance                Georgia Caring for Children Foundation (private
                                Committee                 foundation);
                                                     -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville, PA             Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                           Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS

                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA 02111-2900                                          -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                    Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
              NAME/POSITION          COMPENSATION FROM FUND            TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board
     and President                               None                        None
     William L. Marshall, Trustee           $   4,471                 $   145,164
     Steven J. Mastrovich, Trustee          $   4,368                 $   142,337
     Patrick J. Riley, Trustee              $   4,340                 $   141,836
     Richard D. Shirk, Trustee              $   4,393                 $   142,175
     Bruce D. Taber, Trustee                $   4,437                 $   144,454
     Henry W. Todd, Trustee                 $   4,587                 $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000
                            International Stock Selection      $50,001-$100,000
                            Fund
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000
                            Small Cap Fund                     Over $100,000

                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Hartford Life Insurance Company Separate Account, PO Box 2999, Hartford, CT 06104-2999--98.656%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:


        2005                     2004
        ------------------------------------
        $ 5,406,591              $ 3,814,162



The Advisor has agreed to reimburse the fund for all expenses in excess of 1.60% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2006. This reimbursement amounted to $0 in fiscal 2005, and $0 in fiscal 2004.


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                    OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF   ASSETS         NUMBER OF   ASSETS                      ASSETS
                  REGISTERED  UNDER          POOLED      UNDER                       UNDER
PORTFOLIO         INVESTMENT  MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES  MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES   (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS  (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
Brian Shannahan   10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Nick DePeyster    10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Mike Arone        10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Anna Mitelman
 Lester           10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63
Jim Johnson       10 funds    $  1.94        12 funds      $ 1.84       24 accounts    $ 2.86          $ 6.63



              OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Brian Shannahan                Aggressive Equity                  $100,0001-$500,000

                               Directional Core Equity            $50,001-$100,000

Nick DePeyster                 N/A                                N/A

Mike Arone                     N/A                                N/A

Anna Mitelman Lester           N/A                                N/A

Jim Johnson                    N/A                                N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

OWNERSHIP OF SECURITIES. As of August 31, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to Administrator for the fiscal year ended August 31:


        2005                     2004
        ----------------------------------
        $ 226,881                $ 171,562


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The fund accrued the following expenses to the Distributor for the fiscal year ended August 31:


        2005                 2004
        ---------------------------
        $  0                 $  0



Through December 31, 2006, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2005, and $0 for fiscal 2004.


For fiscal 2005, these amounts are reflective of the following individual payments:

       Advertising                                      $ 0
       Printing                                           0
       Compensation to Dealers                            0
       Compensation to Sales Personnel                    0
       Other(1)                                           0


The fund accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal year ended August 31:


        2005                 2004
        ---------------------------
        $  158               $  2


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:


        2005                       2004
        --------------------------------------
        1,926,359                  $ 2,113,523



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                                  PRINCIPAL      COMMISSIONS
                                                   ($000)          ($000)
                                                -----------------------------
       Investment Technology Group                 551,383           500
       UBS Securities LLC                          240,195           507
       Credit Suisse First Boston                  106,842           262
       Liquidnet, Inc.                              87,060            86
       Morgan Stanley Dean Witter                   86,377           115
       Instinet Clearing Services, Inc.             61,052            75
       Lehman Brothers, Inc.                        54,183           158
       Knight Securities                            32,104            99
       JP Morgan Chase                              22,919            39
       Weeden & Company                             17,832            26


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                    P(1+T)(TO THE POWER OF n) = ERV

      where: P =    a hypothetical initial payment of $1,000
             T =    average annual total return
             n =    number of years
             ERV =  ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                           P(1+T)(TO THE POWER OF n) = ATV SUB(D)

      where: P =           a hypothetical initial payment of $1,000
             T =           average annual total return (after taxes on
                           distributions)
             n =           number of years
             ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                           (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


           ONE YEAR ENDING      INCEPTION TO
           AUGUST 31, 2005      AUGUST 31, 2005(1)
           ---------------------------------------
           25,79%               20.75%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

----------
(1)  Annualized. The fund commenced operations on May 14, 2004.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

          F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

          F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                               3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                           3

   INVESTMENT STRATEGIES                                                                                   3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                    6
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                   9
   INVESTMENT RESTRICTIONS                                                                                10
   PORTFOLIO TURNOVER                                                                                     11

MANAGEMENT OF THE FUND                                                                                    12

   BOARD OF TRUSTEES AND OFFICERS                                                                         12
   COMPENSATION                                                                                           16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004         17
   TRUSTEES AND OFFICERS OF THE MASTER FUNDS                                                              18
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                 21

INVESTMENT ADVISORY AND OTHER SERVICES                                                                    22

   ADVISOR                                                                                                22
   PORTFOLIO MANAGERS                                                                                     22
   ADMINISTRATOR                                                                                          24
   CUSTODIAN AND TRANSFER AGENT                                                                           25
   DISTRIBUTOR                                                                                            26
   CODE OF ETHICS                                                                                         26
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                               26
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                          28
   LEGAL COUNSEL                                                                                          28

BROKERAGE PRACTICES AND COMMISSIONS                                                                       28

PRICING OF FUND SHARES                                                                                    29

TAXES                                                                                                     30

CALCULATION OF PERFORMANCE DATA                                                                           30

ADDITIONAL INFORMATION                                                                                    32

   SHAREHOLDER MEETINGS                                                                                   32
   CAPITALIZATION AND VOTING                                                                              32
   FEDERAL LAW AFFECTING STATE STREET                                                                     32
   PROXY VOTING POLICY                                                                                    32
   MASSACHUSETTS BUSINESS TRUST                                                                           32

FINANCIAL STATEMENTS                                                                                      33

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                               34

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                36

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the fund. In this structure, the fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:


THE S&P 500(R) INDEX. The fund seeks to replicate the total return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted capitalization. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.


US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

REAL ESTATE SECURITIES. Real estate securities are Real Estate Investment Trusts or securities of publicly traded real estate companies and real estate-related industry companies. The real estate securities chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SECURITIES LENDING. The master portfolio may participate in a securities lending program at its discretion. However, if the fund ceased to operate in the master/feeder environment, it would participate in securities lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made.

1. The fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2. The fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3. With respect to 75% of its total assets, the fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4. The fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

5. The fund will not purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6. The fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7. The fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8. The fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9. The fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940
     Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Notwithstanding the investment policies and restrictions of the fund, the fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the fund.

11. The fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

12. The fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

13. The fund will not make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2005                2004                2003
     ------------------------------------------------------
        10.38%              9.52%               12.52%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor

INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
Age 49                          Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                Committee                 HSBC Securities (USA) Inc. (banking and financial
                           -    Member, Valuation         services);
                                Committee            -    From 1998 to 2000, President, Key Global Capital,
                           -    Member, Legal and         Inc. (provider of equity and mezzanine capital to
                                Compliance                real estate industry);
                                Committee            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation

                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and       -    1992 to March 2001, President and Chief Executive
                                Nominating                Officer, Blue Cross/Blue Shield of Georgia (trade
                                Committee                 association for independent Blue Cross and Blue
                           -    Member, Valuation         Shield health care plans);
                                Committee            -    1993 to November 2001, Chairman and Board Member,
                           -    Member, Legal and         Georgia Caring for Children Foundation (private
                                Compliance                foundation);
                                Committee            -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville,                Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                        Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee

PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA 02111-2900                                          -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                    Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                         FISCAL 2005 TOTAL
                                                                    COMPENSATION FROM FUND AND
                                       FISCAL 2005 AGGREGATE           FUND COMPLEX PAID TO
             NAME/POSITION             COMPENSATION FROM FUND                TRUSTEES
     -----------------------------------------------------------------------------------------
     Lynn L. Anderson, Chairman
     of the Board and President                  None                             None
     William L. Marshall, Trustee             $ 8,868                        $ 145,164
     Steven J. Mastrovich, Trustee            $ 8,652                        $ 142,337
     Patrick J. Riley, Trustee                $ 8,608                        $ 141,836
     Richard D. Shirk, Trustee                $ 8,707                        $ 142,175
     Bruce D. Taber, Trustee                  $ 8,819                        $ 144,454
     Henry W. Todd, Trustee                   $ 9,221                        $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND      INVESTMENT COMPANIES
Lynn L. Anderson, Trustee        Disciplined Equity Fund         $10,001-$50,000     $50,001-$100,000
                                 Small Cap Fund                  $10,001-$50,000

William L. Marshall, Trustee     Core Opportunities Fund         $10,001-$50,000     Over $100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Aggressive Equity Fund          $10,001-$50,000
                                 Emerging Markets Fund           $10,001-$50,000

Steven J. Mastrovich, Trustee    S&P 500 Index Fund              $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee        Special Equity Fund             $10,001-$50,000     Over $100,000
                                 Aggressive Equity Fund          $10,001-$50,000
                                 International Stock Selection   $50,001-$100,000
                                 Fund
                                 Emerging Markets Fund           $50,001-$100,000
                                 Core Opportunities Fund         Over $100,000
                                 Small Cap Fund                  Over $100,000
                                 Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee        Special Equity Fund             $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee          Bond Market Fund                $10,001-$50,000     $50,001-$100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Small Cap Fund                  $0-$10,000

Henry W. Todd, Trustee           All Funds                       $0                  $0


TRUSTEES AND OFFICERS OF THE MASTER FUNDS


The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds. As of September 2005, none of the trustees was considered an "interested person" of the Master Funds, as defined in the 1940 Act.

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                          TERM OF                                           FUND               OTHER
NAME, ADDRESS,            POSITION(S)     OFFICE AND                                        COMPLEX            DIRECTORSHIPS
AND DATE OF BIRTH         HELD WITH       LENGTH OF         PRINCIPAL OCCUPATION            OVERSEEN           HELD BY
("DOB")                   TRUST           TIME SERVED       DURING PAST FIVE YEARS          BY TRUSTEE         TRUSTEE
-------                   -----           -----------       ----------------------          ----------         -------
INDEPENDENT TRUSTEES

Michael F. Holland        Trustee and     Term: Indefinite  Chairman, Holland & Company     12                 Trustee, State
Holland & Company, LLC    Chairman of     Elected: 2/00     L.L.C. (investment adviser)                        Street
375 Park Avenue           the Board                         (1995 - present).                                  Institutional
New York, NY 10152                                                                                             Investment Trust;
DOB: July 7, 1944                                                                                              Director, the
                                                                                                               Holland Series
                                                                                                               Fund, Inc.; and
                                                                                                               Director, the China
                                                                                                               Fund, Inc.

William L. Boyan          Trustee         Term: Indefinite  Trustee of Old Mutual South     12                 Trustee, State
State Street Master                       Elected: 2/00     Africa Master Trust                                Street
Funds                                                       (investments) (1995 -                              Institutional
P.O. Box 5049                                               present); Chairman emeritus,                       Investment Trust;
Boston, MA 02206                                            Children's Hospital (1984 -                        and Trustee, Old
DOB: January 20, 1937                                       present); Director, Boston                         Mutual South Africa
                                                            Plan For Excellence                                Master Trust
                                                            (non-profit) (1994 -
                                                            present); President and Chief
                                                            Operations Officer, John
                                                            Hancock Mutual Life Insurance
                                                            Company (1959 - 1999).
                                                            Mr. Boyan retired in 1999.

Rina K. Spence            Trustee         Term: Indefinite  President of SpenceCare         12                 Trustee, State
7 Acacia Street                           Elected: 2/00     International LLC (1998 -                          Street
Cambridge, MA 02138                                         present); Member of the                            Institutional
DOB: October 24, 1948                                       Advisory Board, Ingenium                           Investment Trust;
                                                            Corp. (technology company)                         Director, Berkshire
                                                            (2001 - present); Chief                            Life Insurance
                                                            Executive Officer, IEmily.com                      Company of America;
                                                            (internet company) (2000 -                         and Director,
                                                            2001); Chief Executive                             IEmily.com
                                                            Officer of Consensus
                                                            Pharmaceutical, Inc. (1998 -
                                                            1999); Founder, President
                                                            and Chief Executive Officer of
                                                            Spence Center for Women's
                                                            Health (1994 - 1998); Trustee,
                                                            Eastern Enterprise (utilities)
                                                            (1988 - 2000).

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                          TERM OF                                           FUND               OTHER
NAME, ADDRESS,            POSITION(S)     OFFICE AND                                        COMPLEX            DIRECTORSHIPS
AND DATE OF BIRTH         HELD WITH       LENGTH OF         PRINCIPAL OCCUPATION            OVERSEEN           HELD BY
("DOB")                   TRUST           TIME SERVED       DURING PAST FIVE YEARS          BY TRUSTEE         TRUSTEE
-------                   -----           -----------       ----------------------          ----------         -------
Douglas T. Williams       Trustee         Term: Indefinite  Executive Vice President of     12                 Trustee, State
State Street Master                       Elected: 2/00     Chase Manhattan Bank (1987 -                       Street
Funds                                                       1999). Mr. Williams retired                        Institutional
P.O. Box 5049                                               in 1999.                                           Investment Trust
Boston, MA 02206
DOB: December 23, 1940



                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                          TERM OF                                           FUND               OTHER
NAME, ADDRESS,            POSITION(S)     OFFICE AND                                        COMPLEX            DIRECTORSHIPS
AND DATE OF BIRTH         HELD WITH       LENGTH OF         PRINCIPAL OCCUPATION            OVERSEEN           HELD BY
("DOB")                   TRUST           TIME SERVED       DURING PAST FIVE YEARS*         BY TRUSTEE         TRUSTEE
-------                   -----           -----------       -----------------------         ----------         -------
OFFICERS:

James E. Ross             President       Term: Indefinite  President, SSgA Funds           --                 --
SSgA Funds Management,                    Elected: 4/05     Management, Inc.
Inc.                                                        (2001-present); Principal,
State Street Financial                                      State Street Global Advisors
Center                                                      (March 2000 to present); Vice
One Lincoln Street                                          President, State Street Bank
Boston, MA 02111-2900                                       and Trust Company (1998-March
DOB: June 24, 1965                                          2000).


Gary L. French            Treasurer       Term: Indefinite  Senior Vice President of State  --                 --
State Street Bank                                           Street Bank and Trust

and Trust Company                         Elected: 5/05     Company (2002 - present);
2 Avenue de Lafayette                                       Managing Director, Deutsch
Boston, Massachusetts                                       Bank (including its
02111                                                       predecessor, Scudder
DOB: July 4, 1951                                           Investments), Fund Operations
                                                            Unit (2001-2002); President,
                                                            UAM Fund Services (1995 to
                                                            2001).

Julie A. Tedesco          Secretary       Term: Indefinite  Vice President and Senior       --                 --
State Street Bank and                     Elected: 5/00     Counsel of State Street Bank
Trust Company                                               and Trust Company (2000 -
One Federal Street                                          present); Counsel of First
Boston, MA 02110                                            Data Investor Services Group,
DOB: September 30, 1957                                     Inc., (1994 - 2000).

Peter A. Ambrosini        Chief           Term: Indefinite  Senior Principal and Chief      --                 --
SSgA Funds                Compliance      Elected: 5/04     Compliance and Risk
Management, Inc.          Officer                           Management Officer, SSgA
State Street Financial                                      Funds Management, Inc. and
Center                                                      State Street Global Advisors
One Lincoln Street                                          (2001-present); Managing
Boston, MA 02111                                            Director,
DOB: December 17, 1943                                      PricewaterhouseCoopers LLP
                                                            (1986-2001).



* Each officer may have served in various other capacities for the same organization during the length of time served.


CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Citizens Bank of Rhode Island, 870 Westminster St., Providence, RI 02903-4024--10.04%

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--7.33%

                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the fund. As long as the fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the fund. The fund may withdraw its investment from the related portfolio at any time if the Investment Company's Board of Trustees determines that it is in the best interests of the fund and its shareholders to do so. The Investment Company has retained the adviser as investment advisor to manage the fund's assets in the event that the fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio's assets attributable to the fund).

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                   OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                  NUMBER OF                   NUMBER OF   ASSETS
                  REGISTERED   ASSETS UNDER   POOLED      UNDER                        ASSETS UNDER
PORTFOLIO         INVESTMENT   MANAGEMENT     INVESTMENT  MANAGEMENT     OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER           COMPANIES    (IN BILLIONS)  VEHICLES    (IN BILLIONS)  OF ACCOUNTS   (IN BILLIONS)   (IN BILLIONS)
--------------------------------------------------------------------------------------------------------------------
Michael Feehily    2 funds      $      7.41     5 funds    $     17.08   12 accounts    $    9.77       $    34.26
John Tucker        9 funds      $      1.23     4 funds    $      4.42    7 accounts    $    8.74            14.40
David Chin         4 funds      $      0.85     7 funds    $     20.16    8 accounts    $   13.17       $    34.19
Karl Schneider     6 funds      $      3.29    12 funds    $     16.77    8 accounts    $    6.38       $    26.44
James May          4 funds      $     52.67     3 funds    $     89.92   14 accounts    $   26.23       $   168.83



                 OWNERSHIP OF SECURITIES AS OF NOVEMBER 30, 2005



                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
PORTFOLIO MANAGER             MANAGED BY THE PORTFOLIO MANAGER
Michael Feehily               IAM Shares                          $0-$10,000

John Tucker                   N/A                                 N/A

David Chin                    N/A                                 N/A

Karl Schneider                N/A                                 N/A

James May                     N/A                                 N/A


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005                2004                2003
     ------------------------------------------------------
     $  400,322          $  405,973          $  376,968


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005                2004                2003
     ------------------------------------------------------
     $  552,864          $  513,360          $  451,094


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                             $   90,720
     Printing                                $   11,959
     Compensation to Dealers                 $  183,525
     Compensation to Sales Personnel         $  116,956
     Other(1)                                $  149,704


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005                2004                2003
     ------------------------------------------------------
     $  492,597          $  496,201          $  406,294


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


               CARRYOVER AMOUNT       EXPIRATION DATE
               --------------------------------------
               $    7,245,507         August 31, 2009
               $   80,349,911         August 31, 2010
               $   89,179,793         August 31, 2011
               $   20,170,152         August 31, 2012
               $    9,160,101         August 31, 2013



The fund had a net realized capital loss from November 1, 2004 of $2,950,354.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

             where: P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

             where: P =           a hypothetical initial payment of $1,000
                    T =           average annual total return (after taxes on
                                  distributions)
                    n =           number of years
                    ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


        ONE YEAR ENDED           FIVE YEARS ENDED         TEN YEARS ENDED
        AUGUST 31, 2005          AUGUST 31, 2005          AUGUST 31, 2005(1)
        --------------------------------------------------------------------
         12.44%                   (2.87)%                  9.66%


----------
(1)  The fund commenced operations on December 30, 1992.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                    8
   INVESTMENT RESTRICTIONS                                                                                  9

MANAGEMENT OF THE FUND                                                                                     10

   BOARD OF TRUSTEES AND OFFICERS                                                                          10
   COMPENSATION                                                                                            15
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004          16
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  16

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     17

   ADVISOR                                                                                                 17
   ADMINISTRATOR                                                                                           17
   CUSTODIAN AND TRANSFER AGENT                                                                            18
   DISTRIBUTOR                                                                                             19
   CODE OF ETHICS                                                                                          20
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                20
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           22
   LEGAL COUNSEL                                                                                           22

BROKERAGE PRACTICES AND COMMISSIONS                                                                        22

PRICING OF FUND SHARES                                                                                     23

TAXES                                                                                                      24

CALCULATION OF PERFORMANCE DATA                                                                            25

ADDITIONAL INFORMATION                                                                                     26

   SHAREHOLDER MEETINGS                                                                                    26
   CAPITALIZATION AND VOTING                                                                               26
   FEDERAL LAW AFFECTING STATE STREET                                                                      26
   PROXY VOTING POLICY                                                                                     27
   MASSACHUSETTS BUSINESS TRUST                                                                            27

FINANCIAL STATEMENTS                                                                                       27

APPENDIX-DESCRIPTION OF SECURITIES RATINGS                                                                 28

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                 31

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of US Government Securities. These payments have been "pre-refunded" using the escrow fund.

INSURED MUNICIPAL SECURITIES. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

MUNICIPAL SECURITIES. Municipal securities purchased by the fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

The fund's policy to invest in municipal debt obligations will subject the fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

MUNICIPAL LEASES. The fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

RISKS OF MUNICIPAL OBLIGATIONS. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a fund's investments in these municipal obligations will subject the fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks,

Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STANDBY COMMITMENTS. The fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which can only be changed with a vote of a majority of the fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

     1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     2. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (1) above.

     3. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     4. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     5. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     8. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the fund may purchase securities that provide the fund the right to put the securities back to the issuer or a third party.

     9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     10. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     11. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     12.  Purchase or sell commodities or commodity futures contracts.

In addition, the fund has adopted the following non-fundamental investment restrictions. These restrictions can be changed by a vote of a majority of the fund's Board of Trustees. The fund will not:

     1. Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the fund's total assets would be invested in such securities.

     2. Make investments for the purpose of gaining control of an issuer's management.

     3. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     4. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment
                                by

                                the parent           -    Director, Frank Russell Asset Management (Cayman)
                                company of the            II and Frank Russell Asset Management (Cayman) III
                                Administrator             (general partners of limited partnerships).
                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor


INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
                           -    Member,                   clients primarily outside of the US to locate
                                                          private real estate investments in the US);

Westwood, MA 02090              Governance and       -    January 2000 to September 2000, Managing Director,
Age 49                          Nominating                HSBC Securities (USA) Inc. (banking and financial
                                Committee                 services);
                           -    Member, Valuation    -    From 1998 to 2000, President, Key Global Capital,
                                Committee                 Inc. (provider of equity and mezzanine capital to
                           -    Member, Legal and         real estate industry);
                                Compliance           -    From 1997 to 1998, Partner, Squire, Sanders &
                                Committee                 Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and       -    1992 to March 2001, President and Chief Executive
                                Nominating                Officer, Blue Cross/Blue Shield of Georgia (trade
                                Committee                 association for independent Blue Cross and Blue
                           -    Member, Valuation         Shield health care plans);
                                Committee            -    1993 to November 2001, Chairman and Board Member,
                           -    Member, Legal and         Georgia Caring for Children Foundation (private
                                Compliance                foundation);
                                Committee            -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,

                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville,                Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                        Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
                                                                    Management, Inc.; and

One Lincoln Street                                             -    September 1985 to February 2001, Managing Director, Regulatory
Boston, MA 02111-2900                                               Compliance Consulting Group, PricewaterhouseCoopers.
Age 62

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                    Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                                           FISCAL 2005 TOTAL
                                                                                       COMPENSATION FROM FUND AND
                                                         FISCAL 2005 AGGREGATE            FUND COMPLEX PAID TO
                      NAME/POSITION                      COMPENSATION FROM FUND                 TRUSTEES
     ------------------------------------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board and President                              None                            None
     William L. Marshall, Trustee                             $      3,486                  $      145,164
     Steven J. Mastrovich, Trustee                            $      3,435                  $      142,337
     Patrick J. Riley, Trustee                                $      3,420                  $      141,836
     Richard D. Shirk, Trustee                                $      3,450                  $      142,175
     Bruce D. Taber, Trustee                                  $      3,474                  $      144,454
     Henry W. Todd, Trustee                                   $      3,574                  $      150,873

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND      INVESTMENT COMPANIES
Lynn L. Anderson, Trustee        Disciplined Equity Fund         $10,001-$50,000     $50,001-$100,000
                                 Small Cap Fund                  $10,001-$50,000

William L. Marshall, Trustee     Core Opportunities Fund         $10,001-$50,000     Over $100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Aggressive Equity Fund          $10,001-$50,000
                                 Emerging Markets Fund           $10,001-$50,000

Steven J. Mastrovich, Trustee    S&P 500 Index Fund              $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee        Special Equity Fund             $10,001-$50,000     Over $100,000
                                 Aggressive Equity Fund          $10,001-$50,000
                                 International Stock Selection   $50,001-$100,000
                                 Fund
                                 Emerging Markets Fund           $50,001-$100,000
                                 Core Opportunities Fund         Over $100,000
                                 Small Cap Fund                  Over $100,000
                                 Disciplined Equity Fund         Over $100,000

Richard D. Shirk, Trustee        Special Equity Fund             $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee          Bond Market Fund                $10,001-$50,000     $50,001-$100,000
                                 Disciplined Equity Fund         $10,001-$50,000
                                 Small Cap Fund                  $0-$10,000

Henry W. Todd, Trustee           All Funds                       $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Lazard Freres & Co., 600 Fifth Avenue, 16th Floor, New York, NY 10020-2302--33.67%

- Stormcrew & Co., Attn: MF Sweep processing, 1200 Crown Colony Drive, Fl. 3, Quincy, MA 02169-0938--24.76%

-    Turtle & Co., PO Box 9427, Boston, MA  02209-9427--20.66%

-    Adobe Sterling Exempt, 345 Park Avenue, San Jose, CA 95110--10.14%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005            2004            2003
     ---------------------------------------------
     $   1,131,931   $   1,127,242   $   1,182,104


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005            2004            2003
     ---------------------------------------------
     $     172,990   $     165,001   $     176,375


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation.

Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005            2004            2003
     ---------------------------------------------
     $     487,357   $     488,666   $     479,077


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                                  $    19,413
     Printing                                     $     2,554
     Compensation to Dealers                      $   420,746
     Compensation to Sales Personnel              $    24,983
     Other(1)                                     $    19,661


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     2005            2004            2003
     ---------------------------------------------
     $     113,193   $     112,751   $     118,210


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                                    PRINCIPAL
                                                      ($000)
                                                  -------------
     JP Morgan Chase                                5,729,671
     Bear Stearns                                     711,790
     Citigroup Global Markets Inc.                    430,648
     Merrill Lynch                                     47,853
     Bank of America                                   68,090
     Banc of America Securities LLC                    78,279
     Salomon Smith Barney                              20,252
     CIBC World Markets                                 5,060
     George K. Baum Company                             5,000
     Royal Bank of Canada                               2,774


The Tax Free Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


TAX EXEMPT INCOME. Dividends attributable to tax-exempt obligations held by the fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to satisfy this requirement. The treatment of dividends from the fund under local and state income tax laws may differ from the treatment thereof under the Code.


If shares of the fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the fund's tax-exempt interest was attributable to those bonds.

The fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.


Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts.


If the fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of the fund's earnings and profits. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the fund.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

Depending upon the extent of the fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)(TO THE POWER OF n) = ERV

            where:  P =     a hypothetical initial payment of $1,000
                    T =     average annual total return
                    n =     number of years
                    ERV =   ending redeemable value of a $1,000 payment made at
                              the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the current and effective yields for the fund for the seven-day period ended August 31, 2005:


                                              7-DAY
         Current Yield                        1.86%
         Effective Yield                      2.14%

The fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the fund's yield, if any (as calculated above) that is generated by taxable income and gains. The fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The following are the current and effective tax equivalent yields based on a tax rate of 35% for the seven-day period ended August 31, 2005:


                                              7-DAY
         Tax Equivalent Current Yield         2.86%
         Tax Equivalent Effective Yield       3.30%


The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX-DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

RATINGS OF TAX-EXEMPT NOTES AND SHORT-TERM MUNICIPAL LOANS

MOODY'S: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG").

MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

S&P:

SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

F-1 -- The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

F-2 -- F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           TUCKERMAN ACTIVE REIT FUND

                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

  INVESTMENT STRATEGIES                                                                              3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               5
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                              8
  INVESTMENT RESTRICTIONS                                                                            9
  TEMPORARY DEFENSIVE POSITION                                                                      10
  PORTFOLIO TURNOVER                                                                                10

MANAGEMENT OF THE FUND                                                                              11

  BOARD OF TRUSTEES AND OFFICERS                                                                    11
  COMPENSATION                                                                                      15
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004    16
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            17

INVESTMENT ADVISORY AND OTHER SERVICES                                                              17

  ADVISOR                                                                                           17
  PORTFOLIO MANAGERS                                                                                18
  ADMINISTRATOR                                                                                     19
  CUSTODIAN AND TRANSFER AGENT                                                                      20
  DISTRIBUTOR                                                                                       21
  CODE OF ETHICS                                                                                    22
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          22
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                     24
  LEGAL COUNSEL                                                                                     24

BROKERAGE PRACTICES AND COMMISSIONS                                                                 24

PRICING OF FUND SHARES                                                                              25

TAXES                                                                                               26

CALCULATION OF PERFORMANCE DATA                                                                     27

ADDITIONAL INFORMATION                                                                              28

  SHAREHOLDER MEETINGS                                                                              28
  CAPITALIZATION AND VOTING                                                                         28
  FEDERAL LAW AFFECTING STATE STREET                                                                28
  PROXY VOTING POLICY                                                                               28
  MASSACHUSETTS BUSINESS TRUST                                                                      29

FINANCIAL STATEMENTS                                                                                29

APPENDIX: DESCRIPTION OF SECURITIES RATINGS                                                         30

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          32

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Tuckerman Active REIT Fund was formerly known as the SSgA Real Estate Equity Fund. The name change took effect on April 23, 1999.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. The Tuckerman Active REIT Fund is a non-diversified portfolio, as defined in the Investment Company Act of 1940 (the 1940 Act).

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

DOW JONES WILSHIRE REIT INDEX. The fund will select securities for investment from the Dow Jones Wilshire REIT(R) Index (the Index.) The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. Survivorship bias refers to a condition that can cloud historical performance results; it is caused by including the present universe of companies to calculate historical returns rather than the relevant universe of companies available historically. For example, if one calculates a 10 year return for the REITs existing today, this historical return has a survivorship bias because it is based on surviving companies (those that exist today), not the companies that existed ten years ago. To prevent survivorship bias in this scenario, for each year from 1993 forward the existing REITS from each time period would be the basis for the returns each year and the returns would be linked for a more representative, less biased historical return.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest temporarily in investment grade debt securities for defensive purposes. The fund will invest in convertible debt securities. Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets and interest rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental, and restrictions 9 through 12 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities, and securities of companies directly or indirectly engaged in the real estate industry).

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the fund's investment policies, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     10. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

     11. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

     12. Purchase the securities of any issuer if, as a result of such purchase, the value of the securities of any five issuers held by the fund would exceed 40% of the fund's total assets.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

     2005                  2004                   2003
     --------------------------------------------------
     34.88%                51.86%                 54.9%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The

          Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor

INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member, Governance        clients primarily outside of the US to locate
Age 49                          and Nominating            private real estate investments in the US);
                                Committee            -    January 2000 to September 2000, Managing Director,
                           -    Member, Valuation         HSBC Securities (USA) Inc. (banking and financial
                                Committee                 services);
                           -    Member, Legal and    -    From 1998 to 2000, President, Key Global Capital,
                                Compliance Committee      Inc. (provider of equity and mezzanine capital to
                                                          real estate industry);
                                                     -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and       -    1992 to March 2001, President and Chief Executive
                                Nominating                Officer, Blue Cross/Blue Shield of Georgia (trade
                                Committee                 association for independent Blue Cross and Blue
                           -    Member, Valuation         Shield health care plans);
                                Committee            -    1993 to November 2001, Chairman and Board Member,
                           -    Member, Legal and         Georgia Caring for Children Foundation (private
                                Compliance                foundation);
                                Committee            -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member, Governance   -    Director, SSgA Cash Management Fund plc and State
                                and Nominating            Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate Chairman,       (flavorings manufacturer);
Montgomeryville,                Audit Committee      -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                   -    Member, Governance        in vanilla flavoring); and
Age 58                          and Nominating       -    Director, SSgA Cash Management Fund plc and State
                                Committee Member,         Street Global Advisors Ireland, Ltd. (investment
                           -    Valuation Committee       companies).
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS

                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA 02111-2900                                          -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                    Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
              NAME/POSITION          COMPENSATION FROM FUND             TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board and                   None                      None
     President
     William L. Marshall, Trustee           $   2,478               $   145,164
     Steven J. Mastrovich, Trustee          $   2,463               $   142,337
     Patrick J. Riley, Trustee              $   2,458               $   141,836
     Richard D. Shirk, Trustee              $   2,468               $   142,175
     Bruce D. Taber, Trustee                $   2,475               $   144,454
     Henry W. Todd, Trustee                 $   2,506               $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000

                            International Stock Selection      $50,001-$100,000
                            Fund
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000
                            Small Cap Fund                     Over $100,000
                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    Charles Schwab & Co, 101 Montgomery Street, San Francisco, CA
     94104-4122--31.53%

- National Financial Securities Corp, 200 Liberty Street, 1 World Financial Center, New York, NY 10008--22.61%

-    Peach State Reserves-The Georgia Retirement Investment Section,
     Attention: Great West 2T2, 8515 E. Orchard Rd., Greenwood VLG, CO 80111-5002--12.79%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $   910,680    $   697,004    $   627,424


Through December 31, 2006, the Advisor contractually agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to the following for the past three fiscal years ending August 31:


     2005           2004           2003
     ------------------------------------------
     $   116,878    $   107,132    $   120,872


The Tuckerman Group, LLC, Two Manhattanville Road, Centre 2 / Suite 207, Purchase, NY 10577, serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001. Tuckerman is an advisory affiliate of State Street.

The fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31 (the amount shown is one-half of the net advisory fee accrued for the period):


     2005           2004           2003
     ------------------------------------------
     $   58,439     $   294, 936   $   253,276


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.


                  OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                   NUMBER OF                       NUMBER OF
                   REGISTERED      ASSETS UNDER    POOLED          ASSETS UNDER                     ASSETS UNDER
                   INVESTMENT      MANAGEMENT      INVESTMENT      MANAGEMENT (IN   OTHER TYPES     MANAGEMENT      ASSET TOTAL
PORTFOLIO MANAGER  COMPANIES       (IN BILLIONS)   VEHICLES        BILLIONS)        OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
Amos J. Rogers
III                  2 funds        $0.98            4 funds        $0.92            22 accounts     $0.44           $2.33
Fernando Diaz        2 funds        $0.98            4 funds        $0.92            22 accounts     $0.44           $2.33
Murat Sensoy         2 funds        $0.98            4 funds        $0.92            22 accounts     $0.44           $2.33


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005           2004           2003
     ----------------------------------------
     $   74,214     $   64,372     $   60,715


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge.  $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Tuckerman Group has adopted the Code of Ethics of the Advisor.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005           2004           2003
     -----------------------------------------
     $    245,753   $  185,839     $   158,588


For fiscal 2005, these amounts are reflective of the following individual payments:

     Advertising                               $   6,061
     Printing                                  $     799
     Compensation to Dealers                   $ 159,458
     Compensation to Sales Personnel           $  63,488
     Other(1)                                  $  15,947


The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005           2004           2003
     ----------------------------------------
     $   35,025     $   26,814     $   24,132


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2005              2004              2003
     -----------------------------------------------
     $   82,826        $   172,050       $   245,450


Of the total brokerage commissions paid, an affiliated broker/dealer(s) received the following during the last three fiscal years ended August 31:


     2005              2004              2003
     -----------------------------------------------
     $     0           $     0           $     2,230


During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                        PRINCIPAL    COMMISSIONS
                                          ($000)       ($000)
                                        ------------------------
     Investment Technology Group          21,197         13
     Credit Suisse First Boston           16,551         18
     Wachovia Securities                   9,468          9
     Green Street Advisors Inc.            8,148          9
     Morgan Stanley Dean Witter            7,851          8
     Maxcor Financial                      7,303          7
     Lehman Brothers, Inc.                 5,869          6
     Citigroup Global Markets, Inc.        5,356          5
     Citation Group                        4,131          4
     Liquidnet, Inc.                       2,231         --
     Friedman Billings & Ramsey               --          2

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.


DIVIDENDS-RECEIVED DEDUCTION AND QUALIFIED DIVIDENDS. The portion of the dividends received from the fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction and generally will not constitute "qualified dividends" taxable to individuals at the same rate as long-term capital gains. Accordingly, only a small percentage of dividends from the fund are expected to qualify for the corporate dividends-received deduction or qualified dividends. Shareholders should consult their tax advisors regarding qualified dividend requirements and regarding dividends-received deductions and their allowance.

DISTRIBUTIONS ATTRIBUTABLE TO DEPRECIABLE REAL ESTATE. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which the fund invests will be subject to a maximum tax rate of 25% (instead of 15%) for individual shareholders. Because the fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the fund.


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                    P(1+T)(TO THE POWER OF n) = ERV

     where:  P =    a hypothetical initial payment of $1,000
             T =    average annual total return
             n =    number of years
             ERV =  ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

     where: P =           a hypothetical initial payment of $1,000
            T =           average annual total return (after taxes on
                          distributions)
            n =           number of years
            ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                     AVERAGE ANNUAL TOTAL RETURN


     ONE YEAR ENDING    FIVE YEARS ENDING    INCEPTION TO
     AUGUST 31, 2005    AUGUST 31, 2005      AUGUST 31, 2005(1)
     ----------------------------------------------------------
         28.97%              19.80%               13.96%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

----------
(1)  Annualized. The fund commenced operations on May 1, 1998.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

Ratings of Debt Instruments

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       SSGA US TREASURY MONEY MARKET FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                 3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                             3

   INVESTMENT STRATEGIES                                                                                     3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                     5
   INVESTMENT RESTRICTIONS                                                                                   7

MANAGEMENT OF THE FUND                                                                                       8

   BOARD OF TRUSTEES AND OFFICERS                                                                            8
   COMPENSATION                                                                                             12
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004           13
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                   14

INVESTMENT ADVISORY AND OTHER SERVICES                                                                      14

   ADVISOR                                                                                                  14
   ADMINISTRATOR                                                                                            15
   CUSTODIAN AND TRANSFER AGENT                                                                             16
   DISTRIBUTOR                                                                                              17
   CODE OF ETHICS                                                                                           17
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                 18
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                            19
   LEGAL COUNSEL                                                                                            20

BROKERAGE PRACTICES AND COMMISSIONS                                                                         20

PRICING OF FUND SHARES                                                                                      21

TAXES                                                                                                       21

CALCULATION OF PERFORMANCE DATA                                                                             22

ADDITIONAL INFORMATION                                                                                      23

   SHAREHOLDER MEETINGS                                                                                     23
   CAPITALIZATION AND VOTING                                                                                23
   FEDERAL LAW AFFECTING STATE STREET                                                                       23
   PROXY VOTING POLICY                                                                                      23
   MASSACHUSETTS BUSINESS TRUST                                                                             23

FINANCIAL STATEMENTS                                                                                        24

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                                25

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                  27

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

     - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

     1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     8.   Purchase or sell commodities or commodity futures contracts.

     9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and President
                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor


INDEPENDENT TRUSTEES

                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
Age 49                          Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                Committee                 HSBC Securities (USA) Inc. (banking and financial
                           -    Member, Valuation         services);
                                Committee            -    From 1998 to 2000, President, Key Global Capital,
                           -    Member, Legal and         Inc. (provider of equity and mezzanine capital to
                                Compliance                real estate industry);
                                Committee            -    From 1997 to 1998, Partner, Squire, Sanders &
                                                          Dempsey (law firm); and
                                                     -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923          -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877          Committee            -    1996 to March 2001, President and Chief Executive
                           -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and

Age 60                          Nominating           -    1992 to March 2001, President and Chief Executive
                                Committee                 Officer, Blue Cross/Blue Shield of Georgia (trade
                           -    Member, Valuation         association for independent Blue Cross and Blue
                                Committee                 Shield health care plans);
                           -    Member, Legal and    -    1993 to November 2001, Chairman and Board Member,
                                Compliance                Georgia Caring for Children Foundation (private
                                Committee                 foundation);
                                                     -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA 01921               Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville,                Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
PA 18936                        Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS

                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA 02111-2900                                          -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                                                    Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

                                                                   FISCAL 2005 TOTAL
                                                              COMPENSATION FROM FUND AND
                                     FISCAL 2005 AGGREGATE       FUND COMPLEX PAID TO
              NAME/POSITION          COMPENSATION FROM FUND             TRUSTEES
     -----------------------------------------------------------------------------------
     Lynn L. Anderson,
     Chairman of the Board and                   None                        None
     President
     William L. Marshall, Trustee           $   5,804                 $   145,164
     Steven J. Mastrovich, Trustee          $   5,662                 $   142,337
     Patrick J. Riley, Trustee              $   5,630                 $   141,836
     Richard D. Shirk, Trustee              $   5,719                 $   142,175
     Bruce D. Taber, Trustee                $   5,776                 $   144,454
     Henry W. Todd, Trustee                 $   5,999                 $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                     TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND           INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund            $10,001-$50,000       $50,001-$100,000
                            Small Cap Fund                     $10,001-$50,000

William L. Marshall,        Core Opportunities Fund            $10,001-$50,000       Over $100,000
Trustee                     Disciplined Equity Fund            $10,001-$50,000
                            Aggressive Equity Fund             $10,001-$50,000
                            Emerging Markets Fund              $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                 $50,001-$100,000      $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                $10,001-$50,000       Over $100,000
                            Aggressive Equity Fund             $10,001-$50,000
                            International Stock Selection      $50,001-$100,000
                            Fund
                            Emerging Markets Fund              $50,001-$100,000
                            Core Opportunities Fund            Over $100,000
                            Small Cap Fund                     Over $100,000

                            Disciplined Equity Fund            Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                $10,001-$50,000       $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                   $10,001-$50,000       $50,001-$100,000
                            Disciplined Equity Fund            $10,001-$50,000
                            Small Cap Fund                     $0-$10,000

Henry W. Todd, Trustee      All Funds                          $0                    $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    GFAS Control, State Street Account MT01, PO Box 1992, Quincy, MA
     02171--76.08%

- Northern Trust Ttee, Park Indemnity Limited, C/O Aon Insurance Managers, PO Box Hm 2450 Hamilton Hm Jx, Bermuda--12.20%

- Sate Street Custodian for Prudential, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307--9.45%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory

Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $  2,844,448   $  2,412,856   $  2,501,529


Through December 31, 2010, the Advisor contractually agreed to waive .15% of its ..25% management fee, which amounted to the following for the last three fiscal years ending August 31:


     2005           2004           2003
     ------------------------------------------
     $  1,706,669   $    132,072   $  1,500,918


In addition, until December 31, 2006, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ending August 31:


     2005           2004           2003
     ------------------------------------------
     $     55,620   $  1,447,715   $    124,826


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $    346,524   $    293,094   $    309,062


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $    187,136   $    203,039   $    221,055


For fiscal 2005, these amounts are reflective of the following individual payments:


     Advertising                          $  44,698
     Printing                             $   5,985
     Compensation to Dealers                     --
     Compensation to Sales Personnel      $  58,887
     Other(1)                             $  77,566


Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


     2005           2004           2003
     ------------------------------------------
     $    284,445   $    241,348   $    405,973


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                         PRINCIPAL
                                          ($000)
                                        -----------
     Deutsche Morgan Grenfell            43,587,401
     Bear Stearns                        41,030,000

     ABN AMRO                            38,033,675
     JP Morgan Chase                     35,424,355
     HSBC                               23,725,0002
     Morgan Stanley Dean Witter          19,848,896
     Bank of America                     20,165,507
     Warburg Dillon Read                 13,576,495
     Countrywide Securities Corp.         10,165,00
     Lehman Brothers, Inc.                9,208,871


The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)(TO THE POWER OF n) = ERV

            where:  P =       a hypothetical initial payment of $1,000
                    T =       average annual total return
                    n =       number of years
                    ERV =     ending redeemable value of a $1,000 payment made
                                at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the fund's current and effective yields for the seven-day period ended August 31, 2005:

     Current Yield              3,39%
     Effective Yield            3.94%


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       SSGA US TREASURY MONEY MARKET FUND

                                 CLASS T SHARES


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                     3

   INVESTMENT STRATEGIES                                                                                             3
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                             5
   INVESTMENT RESTRICTIONS                                                                                           7

MANAGEMENT OF THE FUND                                                                                               8

   BOARD OF TRUSTEES AND OFFICERS                                                                                    8
   COMPENSATION                                                                                                     12
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004                   13
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                           13

INVESTMENT ADVISORY AND OTHER SERVICES                                                                              13

   ADVISOR                                                                                                          13
   ADMINISTRATOR                                                                                                    14
   CUSTODIAN AND TRANSFER AGENT                                                                                     15
   DISTRIBUTOR                                                                                                      16
   CODE OF ETHICS                                                                                                   16
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                         17
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                                    18
   LEGAL COUNSEL                                                                                                    18

BROKERAGE PRACTICES AND COMMISSIONS                                                                                 18

PRICING OF FUND SHARES                                                                                              20

TAXES                                                                                                               20

CALCULATION OF PERFORMANCE DATA                                                                                     21

ADDITIONAL INFORMATION                                                                                              21

   SHAREHOLDER MEETINGS                                                                                             21
   CAPITALIZATION AND VOTING                                                                                        22
   FEDERAL LAW AFFECTING STATE STREET                                                                               22
   PROXY VOTING POLICY                                                                                              22
   MASSACHUSETTS BUSINESS TRUST                                                                                     22

FINANCIAL STATEMENTS                                                                                                23

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                                        24

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                         26

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

MONEY MARKET INSTRUMENTS. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its fund shares at "amortized cost." A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a fund's interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the fund's securities. The procedures also address such matters as diversification and credit quality of the securities the fund purchases and were designed to ensure compliance by the fund with the requirements of Rule 2a-7 of the Investment Company Act of 1940 (1940 Act).

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance. The fund may purchase US Government obligations on a forward commitment basis. The fund may also purchase Treasury Inflation Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protection Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

ILLIQUID SECURITIES. The fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  - Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

  - Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

  a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

  b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

  d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

  e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following fundamental investment restrictions, which cannot be changed without a vote of a majority of a fund's shareholders. Each investment restriction applies at the time an investment is made. The fund will not:

  1. Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

  2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

  3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

  4. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

  5. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

  6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

  7. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

  8.  Purchase or sell commodities or commodity futures contracts.

  9. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  10. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

  11. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

  12. Make investments for the purpose of gaining control of an issuer's management.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

  - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to:
     (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

  - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

  - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


  - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


  - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEES


                                                                                                                   NUMBER OF
                             POSITION(s) WITH SSgA                                                                 PORTFOLIOS IN
                             FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME              PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                          SERVED                      OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson             -   Trustee since 1988      -   Vice Chairman, Frank Russell Company                    26
909 A Street                 -   Interested Person of        (institutional financial consultant);
Tacoma, WA 98402                 the SSgA Funds (as      -   Chairman of the Board, Frank Russell Trust Company;
Age 66                           defined in the 1940     -   Trustee, Frank Russell Investment Company, Russell
                                 Act) due to his             Investment Funds (registered investment companies);
                                 employment by the       -   Director, Frank Russell Asset Management (Cayman)
                                 parent company of           II and Frank Russell Asset Management (Cayman) III
                                 the Administrator           (general partners of limited partnerships).
                             -   Chairman of the
                                 Board and President
                             -   Member, Governance
                                 Committee
                             -   Member, Valuation
                                 Committee

Peter G. Leahy               -   Trustee since           -   2004 to Present, Executive Vice President, State        26
State Street Financial           2005                        Street Global Advisors;
Center                       -   Interested Person of    -   1991-2004, Senior Vice President, State Street
One Lincoln Street               the SSgA Funds (as          Global Advisors;
Boston, MA 02111-2900            defined in the 1940     -   Director, State Street Global Markets LLC.
Age 45                           Act) due to his
                                 employment by the
                                 Advisor


INDEPENDENT TRUSTEES

                                                                                                                   NUMBER OF
                             POSITION(s) WITH SSgA                                                                 PORTFOLIOS IN
                             FUNDS;                                                                                FUND COMPLEX
NAME, ADDRESS AND            LENGTH OF TIME              PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS;              OVERSEEN BY
AGE                          SERVED                      OTHER DIRECTORSHIPS HELD                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall          -   Trustee since 1988      -   Chief Executive Officer and President, Wm. L.           26
33 West Court Street         -   Chairman, Audit             Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901             Committee                   Companies, Inc. and the Marshall Financial Group,
Age 63                       -   Member, Governance          Inc. (a registered investment advisor and provider
                                 and Nominating              of financial and related consulting services);
                                 Committee               -   Certified Financial Planner and Member, Financial
                             -   Member, Valuation           Planners Association; and
                                 Committee               -   Registered Representative and Principal for
                             -   Member, Legal and           Securities with Cambridge Investment Research,
                                 Compliance Committee        Inc., Fairfield, Iowa.

Steven J. Mastrovich         -   Trustee since 1988      -   September 2000 to Present, Global Head of               26
623 Clapboardtree Street     -   Member, Audit               Structured Real Estate, J.P. Morgan Investment
Westwood, MA 02090               Committee                   Management (private real estate investment for
Age 49                       -   Member, Governance          clients primarily outside of the US to locate
                                 and Nominating              private real estate investments in the US);
                                 Committee               -   January 2000 to September 2000, Managing Director,
                             -   Member, Valuation           HSBC Securities (USA) Inc. (banking and financial
                                 Committee                   services);
                             -   Member, Legal and       -   From 1998 to 2000, President, Key Global Capital,
                                 Compliance Committee        Inc. (provider of equity and mezzanine capital to
                                                             real estate industry);
                                                         -   From 1997 to 1998, Partner, Squire, Sanders &
                                                             Dempsey (law firm); and
                                                         -   From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                             & Gesmer (law firm).

Patrick J. Riley             -   Trustee since           -   2003 to Present, Associate Justice, Commonwealth        26
One Corporate Place              1988                        of Massachusetts Superior Court;
55 Ferncroft Road            -   Member, Audit           -   1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA 01923                Committee                   L.L.P. (law firm); and
Age 57                       -   Chairman, Governance    -   Director, SSgA Cash Management Fund plc; and State
                                 and Nominating              Street Global Advisors Ireland, Ltd. (investment
                                 Committee                   companies).
                             -   Member, Valuation
                                 Committee
                             -   Member, Legal and
                                 Compliance Committee

Richard D. Shirk             -   Trustee since           -   March 2001 to April 2002, Chairman, Cerulean            26
1180 Brookgate Way, NE           1988                        Companies, Inc. (holding company) (Retired);
Atlanta, GA 30319-2877       -   Member, Audit           -   1996 to March 2001, President and Chief Executive
                                 Committee                   Officer, Cerulean Companies, Inc. (holding
                             -   Member, Governance          company);
                                 and

Age 60                           Nominating              -   1992 to March 2001, President and Chief Executive
                                 Committee                   Officer, Blue Cross/Blue Shield of Georgia (trade
                             -   Member, Valuation           association for independent Blue Cross and Blue
                                 Committee                   Shield health care plans);
                             -   Member, Legal and       -   1993 to November 2001, Chairman and Board Member,
                                 Compliance Committee        Georgia Caring for Children Foundation (private
                                                             foundation);
                                                         -   November 1998 to Present, Board Member, Healthcare
                                                             Georgia Foundation (private foundation); and
                                                         -   September 2002 to Present, Board Member,
                                                             Amerigroup Corp. (managed health care).

Bruce D. Taber               -   Trustee since           -   Consultant, Computer Simulation, General Electric       26
26 Round Top Road                1991                        Industrial Control Systems (diversified technology
Boxford, MA 01921            -   Member, Audit               and services company); and
Age 62                           Committee               -   Director, SSgA Cash Management Fund plc and State
                             -   Member, Governance          Street Global Advisors Ireland, Ltd. (investment
                                 and Nominating              companies).
                                 Committee
                             -   Chairman, Valuation
                                 Committee
                             -   Member, Legal and
                                 Compliance Committee

Henry W. Todd                -   Trustee since           -   Chairman, President and CEO, A.M. Todd Group, Inc.      26
150 Domorah Drive                1988                        (flavorings manufacturer);
Montgomeryville, PA 18936    -   Alternate Chairman,     -   President and CEO, Zink & Triest Co., Inc. (dealer
Age 58                           Audit Committee             in vanilla flavoring); and
                             -   Member, Governance      -   Director, SSgA Cash Management Fund plc and State
                                 and Nominating              Street Global Advisors Ireland, Ltd. (investment
                                 Committee                   companies).
                             -   Member, Valuation
                                 Committee
                             -   Chairman, Legal and
                                 Compliance Committee


PRINCIPAL OFFICERS

                                 POSITION(s) WITH SSgA
                                 FUNDS;
NAME, ADDRESS AND                LENGTH OF TIME
AGE                              SERVED                       PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
James Ross                       -   Vice President           -   2005 to Present, President, SSgA Funds Management, Inc.
State Street Financial Center        since 2002                   (investment advisor)
One Lincoln Street               -   Principal Executive      -   2001 to 2005, Principal, SSgA Funds Management, Inc.;
Boston, MA 02111-2900                Officer since 2005       -   2000 to Present, Principal, State Street Global Advisors
Age 40                                                            (investment management);
                                                              -   1992 to 2000, Vice President, State Street Corporation
                                                                  (diversified financial services);
                                                              -   2000 to Present, Vice President, streetTRACKS Series Trust
                                                                  (registered investment company).

Mark E. Swanson                  -   Treasurer and            -   Director - Investment Operations, Frank Russell Investment
909 A Street                         Principal Accounting         Management Company (investment management) and Frank Russell
Tacoma, WA 98402                     Officer since 2000           Trust Company (trust company);
Age 42                                                        -   Treasurer and Chief Accounting Officer, Frank Russell
                                                                  Investment Company and Russell Investment Funds (registered investment companies); and
                                                              -   Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                  Investment Management Company.

Peter A. Ambrosini               -   Chief Compliance         -   February 2001 to present, Senior Principal, Chief Compliance
State Street Financial Center        Officer since 2004           and Risk Management Officer, State Street Global Advisors;
One Lincoln Street                                            -   2001 to present, Chief Compliance Officer, SSgA Funds
Boston, MA 02111-2900                                             Management, Inc.; and
Age 62                                                        -   September 1985 to February 2001, Managing Director, Regulatory
                                                                  Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey                 -   Secretary and            -   Assistant Secretary and Associate General Counsel, Frank
909 A Street                         Chief Legal Officer          Russell Company (institutional financial consultant); Frank
Tacoma, WA 98402                     since 2005                   Russell Investment Management Company (investment management);
Age 41                                                            Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The aggregate compensation information shown below is for the original SSGA US Treasury Money Market Fund class (referred to as the "Institutional Class") for the fiscal year ending August 31, 2005:


                                                                        FISCAL 2005 TOTAL
                                                                   COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE        FUND COMPLEX PAID TO
               NAME/POSITION            COMPENSATION FROM FUND               TRUSTEES
       --------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                  None                        None
       William L. Marshall, Trustee           $   5,804                 $   145,164
       Steven J. Mastrovich, Trustee          $   5,662                 $   142,337
       Patrick J. Riley, Trustee              $   5,630                 $   141,836
       Richard D. Shirk, Trustee              $   5,719                 $   142,175
       Bruce D. Taber, Trustee                $   5,776                 $   144,454
       Henry W. Todd, Trustee                 $   5,999                 $   150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                      AGGREGATE DOLLAR RANGE
                                                                                      OF EQUITY SECURITIES IN
                                                                                      ALL REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                                                                      TRUSTEES IN FAMILY OF
TRUSTEE                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND     INVESTMENT COMPANIES
Lynn L. Anderson, Trustee          Disciplined Equity Fund        $10,001-$50,000     $50,001-$100,000
                                   Small Cap Fund                 $10,001-$50,000

William L. Marshall, Trustee       Core Opportunities Fund        $10,001-$50,000     Over $100,000
                                   Disciplined Equity Fund        $10,001-$50,000
                                   Aggressive Equity Fund         $10,001-$50,000
                                   Emerging Markets Fund          $10,001-$50,000

Steven J. Mastrovich, Trustee      S&P 500 Index Fund             $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee          Special Equity Fund            $10,001-$50,000     Over $100,000
                                   Aggressive Equity Fund         $10,001-$50,000
                                   International Stock            $50,001-$100,000
                                   Selection Fund

                                   Emerging Markets Fund          $50,001-$100,000
                                   Core Opportunities Fund        Over $100,000
                                   Small Cap Fund                 Over $100,000
                                   Disciplined Equity Fund        Over $100,000

Richard D. Shirk, Trustee          Special Equity Fund            $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee            Bond Market Fund               $10,001-$50,000     $50,001-$100,000
                                   Disciplined Equity Fund        $10,001-$50,000
                                   Small Cap Fund                 $0-$10,000

Henry W. Todd, Trustee             All Funds                      $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The SSgA Funds' administrator, Frank Russell Investment Management Company, a Washington corporation and wholly owned subsidiary of the Frank Russell Company, whose parent company is Northwestern Mutual Life Insurance Company, will be the sole shareholder of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.

The Trustees and officers of the SSgA Funds, as a group, beneficially own less than 1% of any class of SSgA Fund shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class T Shares is the same as the management fee of the Institutional Class. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31:


         2005          2004          2003
         ---------------------------------------
         $ 2,844,448   $ 2,412,856   $ 2,501,529


Through December 31, 2010, the Advisor contractually agreed to waive .15% of its ..25% management fee, which amounted to the following for the last three fiscal years ending August 31:


         2005          2004          2003
         ---------------------------------------
         $ 1,706,669   $ 132,072     $ 1,500,918


In addition, until December 31, 2006, the Advisor contractually agreed to reimburse the fund for all expenses in excess of .20% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ending August 31:


         2005          2004          2003
         -------------------------------------
         $ 55,620      $ 1,447,715   $ 124,826


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:


         2005          2004          2003
         -------------------------------------
         $ 346,524     $ 293,094     $ 309,062


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields.  $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class T Shares of the fund on July 14, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.55% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .50% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor, to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.50% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:


         2005          2004          2003
         -------------------------------------
         $ 187,136     $ 203,039     $ 221,055


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                                      $  44,698
       Printing                                         $   5,985
       Compensation to Dealers                                 --
       Compensation to Sales Personnel                  $  58,887
       Other(1)                                         $  77,566


The Institutional Class accrued expenses in the following amount to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:


         2005          2004          2003
         -------------------------------------
         $ 284,445     $ 241,348     $ 405,973


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The following information with respect to brokerage pertains to the Institutional Class:

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:


                                                                 PRINCIPAL
                                                                  ($000)
                                                           --------------------
       Deutsche Morgan Grenfell                               43,587,401
       Bear Stearns                                           41,030,000
       ABN AMRO                                               38,033,675
       JP Morgan Chase                                        35,424,355
       HSBC                                                  23,725,0002
       Morgan Stanley Dean Witter                             19,848,896
       Bank of America                                        20,165,507
       Warburg Dillon Read                                    13,576,495
       Countrywide Securities Corp.                            10,165,00
       Lehman Brothers, Inc.                                   9,208,871


The US Treasury Money Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Class T Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is the fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on the fund's shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.




STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)(TO THE POWER OF n) = ERV

            where:  P =      a hypothetical initial payment of $1,000
                    T =      average annual total return
                    n =      number of years
                    ERV =    ending redeemable value of a $1,000
                               payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7)]-1

The following are the Institutional Class's current and effective yields for the seven-day period ended August 31, 2005:


         Current Yield              3.39%

         Effective Yield            3.94%


The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -  provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -  matches proxies received with holdings as of record date;
     -  reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -  documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -  Approval of auditors
     -  Directors' and auditors' compensation
     -  Directors' liability and indemnification
     -  Discharge of board members and auditors
     -  Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -  Authorization of share repurchase programs
     -  General updating of or corrective amendments to charter
     -  Change in Corporation Name
     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -  Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -  Stock option plans which are incentive based and not excessive
     -  Other stock-based plans which are appropriately structured
     -  Reductions in super-majority vote requirements
     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -  Elimination of Shareholders' Right to Call Special Meetings
     -  Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -  Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     -  Mandates that amendments to bylaws or charters have shareholder approval
     -  Mandates that shareholder-rights plans be put to a vote or repealed
     -  Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -  Repeals of various anti-takeover related provisions
     -  Reduction or elimination of super-majority vote requirements
     -  Repeals or prohibitions of "greenmail" provisions
     -  "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -  Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     -  Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 YIELD PLUS FUND


                                DECEMBER 16, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 16, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2005. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

  INVESTMENT STRATEGIES                                                                              3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               7
  SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                             10
  INVESTMENT RESTRICTIONS                                                                           11
  TEMPORARY DEFENSIVE POSITION                                                                      12
  PORTFOLIO TURNOVER                                                                                13

MANAGEMENT OF THE FUND                                                                              13

  BOARD OF TRUSTEES AND OFFICERS                                                                    13
  COMPENSATION                                                                                      18
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004    18
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            19

INVESTMENT ADVISORY AND OTHER SERVICES                                                              20

  ADVISOR                                                                                           20
  PORTFOLIO MANAGERS                                                                                20
  ADMINISTRATOR                                                                                     21
  CUSTODIAN AND TRANSFER AGENT                                                                      22
  DISTRIBUTOR                                                                                       23
  CODE OF ETHICS                                                                                    24
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          24
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                     26
  LEGAL COUNSEL                                                                                     26

BROKERAGE PRACTICES AND COMMISSIONS                                                                 26

PRICING OF FUND SHARES                                                                              28

TAXES                                                                                               28

CALCULATION OF PERFORMANCE DATA                                                                     29

ADDITIONAL INFORMATION                                                                              31

  SHAREHOLDER MEETINGS                                                                              31
  CAPITALIZATION AND VOTING                                                                         31
  FEDERAL LAW AFFECTING STATE STREET                                                                31
  PROXY VOTING POLICY                                                                               32
  MASSACHUSETTS BUSINESS TRUST                                                                      32

FINANCIAL STATEMENTS                                                                                32

APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                          33

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

VARIABLE AND FLOATING RATE SECURITIES. The fund may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions or (4) insurance companies that have a rate of interest subject to adjustment at regular intervals but less frequently than annually or (5) trusts. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The fund may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser. Floating Rate Securities are issued by the same type of organizations. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate fixed income securities than on the market value of comparable fixed income obligations. Thus, investing in variable and fixed rate fixed income securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

ILLIQUID SECURITIES. The fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the fund's Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The fund's Advisor will monitor the liquidity of such restricted securities under the supervision of the fund's Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

STRIPPED (ZERO COUPON) SECURITIES. The fund may invest in stripped securities, which are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury are recorded in the Federal Reserve book-entry record-keeping system. Because stripped securities do not pay current income, their prices can be very volatile when interest rates change. The fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

TREASURY INFLATION-PROTECTION SECURITIES. The fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

     a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

     b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

     d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

     e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Position

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund had the following portfolio turnover rates during the last three fiscal years ended August 31:


     2005          2004       2003
     --------------------------------
     25.42%        31.84%     70.70%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:

     - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

     - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

     - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


     - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Legal and Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


     - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.


INTERESTED TRUSTEES



                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson           -    Trustee since 1988   -    Vice Chairman, Frank Russell Company (institutional      26
909 A Street               -    Interested Person         financial consultant);
Tacoma, WA 98402                of the SSgA Funds    -    Chairman of the Board, Frank Russell Trust Company;
Age 66                          (as defined in       -    Trustee, Frank Russell Investment Company, Russell
                                the 1940 Act) due         Investment Funds (registered investment companies);
                                to his employment    -    Director, Frank Russell Asset Management (Cayman)
                                by the parent             II and Frank Russell Asset Management (Cayman) III
                                company of the            (general partners of limited partnerships).
                                Administrator
                           -    Chairman of the
                                Board and President

                           -    Member, Governance
                                Committee
                           -    Member, Valuation
                                Committee

Peter G. Leahy             -    Trustee since 2005   -    2004 to Present, Executive Vice President, State         26
State Street               -    Interested Person         Street Global Advisors;
Financial Center                of the SSgA Funds    -    1991-2004, Senior Vice President, State Street
One Lincoln Street              (as defined in            Global Advisors;
Boston, MA 02111-2900           the 1940 Act) due    -    Director, State Street Global Markets LLC.
Age 45                          to his employment
                                by the Advisor


INDEPENDENT TRUSTEES


                                                                                                                  NUMBER OF
                           POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                           FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND          LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                 OVERSEEN BY
AGE                        SERVED                    OTHER DIRECTORSHIPS HELD                                     TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
William L. Marshall        -    Trustee since 1988   -    Chief Executive Officer and President, Wm. L.            26
33 West Court Street       -    Chairman, Audit           Marshall Associates, Inc., Wm. L. Marshall
Doylestown, PA 18901            Committee                 Companies, Inc. and the Marshall Financial Group,
Age 63                     -    Member,                   Inc. (a registered investment advisor and provider
                                Governance and            of financial and related consulting services);
                                Nominating           -    Certified Financial Planner and Member, Financial
                                Committee                 Planners Association; and
                           -    Member, Valuation    -    Registered Representative and Principal for
                                Committee                 Securities with Cambridge Investment Research,
                           -    Member, Legal and         Inc., Fairfield, Iowa.
                                Compliance
                                Committee

Steven J. Mastrovich       -    Trustee since 1988   -    September 2000 to Present, Global Head of                26
623 Clapboardtree          -    Member, Audit             Structured Real Estate, J.P. Morgan Investment
Street                          Committee                 Management (private real estate investment for
Westwood, MA 02090         -    Member,                   clients primarily outside of the US to locate
Age 49                          Governance and            private real estate investments in the US);
                                Nominating           -    January 2000 to September 2000, Managing Director,
                                Committee                 HSBC Securities (USA) Inc. (banking and financial
                           -    Member, Valuation         services);
                                                     -    From 1998 to 2000, President, Key Global Capital,
                                                          Inc. (provider of equity and mezzanine capital to

                                Committee                 real estate industry);
                           -    Member, Legal and    -    From 1997 to 1998, Partner, Squire, Sanders &
                                Compliance                Dempsey (law firm); and
                                Committee            -    From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                          Gesmer (law firm).

Patrick J. Riley           -    Trustee since 1988   -    2003 to Present, Associate Justice, Commonwealth of      26
One Corporate Place        -    Member, Audit             Massachusetts Superior Court;
55 Ferncroft Road               Committee            -    1985 to 2002, Partner, Riley, Burke & Donahue,
Danvers, MA  01923         -    Chairman,                 L.L.P. (law firm); and
Age 57                          Governance and       -    Director, SSgA Cash Management Fund plc; and State
                                Nominating                Street Global Advisors Ireland, Ltd. (investment
                                Committee                 companies).
                           -    Member, Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Richard D. Shirk           -    Trustee since 1988   -    March 2001 to April 2002, Chairman, Cerulean             26
1180 Brookgate Way, NE     -    Member, Audit             Companies, Inc. (holding company) (Retired);
Atlanta, GA  30319-2877         Committee            -    1996 to March 2001, President and Chief Executive
Age 60                     -    Member,                   Officer, Cerulean Companies, Inc. (holding company);
                                Governance and       -    1992 to March 2001, President and Chief Executive
                                Nominating                Officer, Blue Cross/Blue Shield of Georgia (trade
                                Committee                 association for independent Blue Cross and Blue
                           -    Member, Valuation         Shield health care plans);
                                Committee            -    1993 to November 2001, Chairman and Board Member,
                           -    Member, Legal and         Georgia Caring for Children Foundation (private
                                Compliance                foundation);
                                Committee            -    November 1998 to Present, Board Member, Healthcare
                                                          Georgia Foundation (private foundation); and
                                                     -    September 2002 to Present, Board Member, Amerigroup
                                                          Corp. (managed health care).

Bruce D. Taber             -    Trustee since 1991   -    Consultant, Computer Simulation, General Electric        26
26 Round Top Road          -    Member, Audit             Industrial Control Systems (diversified technology
Boxford, MA  01921              Committee                 and services company); and
Age 62                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Chairman,
                                Valuation
                                Committee
                           -    Member, Legal and
                                Compliance
                                Committee

Henry W. Todd              -    Trustee since 1988   -    Chairman, President and CEO, A.M. Todd Group, Inc.       26
150 Domorah Drive          -    Alternate                 (flavorings manufacturer);
Montgomeryville, PA             Chairman, Audit      -    President and CEO, Zink & Triest Co., Inc. (dealer
18936                           Committee                 in vanilla flavoring); and
Age 58                     -    Member,              -    Director, SSgA Cash Management Fund plc and State
                                Governance and            Street Global Advisors Ireland, Ltd. (investment
                                Nominating                companies).
                                Committee
                           -    Member, Valuation
                                Committee
                           -    Chairman, Legal
                                and Compliance
                                Committee


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
James Ross                   -    Vice President since         -    2005 to Present, President, SSgA Funds Management, Inc.
State Street                      2002                              (investment advisor)
Financial Center             -    Principal Executive          -    2001 to 2005, Principal, SSgA Funds Management, Inc.;
One Lincoln Street                Officer since 2005           -    2000 to Present, Principal, State Street Global Advisors
Boston, MA 02111-2900                                               (investment management);
Age 40                                                         -    1992 to 2000, Vice President, State Street Corporation
                                                                    (diversified financial services);
                                                               -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                                    (registered investment company).

Mark E. Swanson              -    Treasurer and Principal      -    Director - Investment Operations, Frank Russell Investment
909 A Street                      Accounting Officer                Management Company (investment management) and Frank Russell
Tacoma, WA 98402                  since 2000                        Trust Company (trust company);
Age 42                                                         -    Treasurer and Chief Accounting Officer, Frank Russell
                                                                    Investment Company and Russell Investment Funds (registered investment companies); and
                                                               -    Director, Russell Fund Distributors, Inc. and Frank Russell
                                                                    Investment Management Company.

Peter A. Ambrosini           -    Chief Compliance             -    February 2001 to present, Senior Principal, Chief Compliance
State Street                      Officer since 2004                and Risk Management Officer, State Street Global Advisors;
Financial Center                                               -    2001 to present, Chief Compliance Officer, SSgA Funds
One Lincoln Street                                                  Management, Inc.; and
Boston, MA  02111-2900                                         -    September 1985 to February 2001, Managing Director, Regulatory
Age 62                                                              Compliance Consulting Group, PricewaterhouseCoopers.

Deedra S. Walkey             -    Secretary and Chief          -    Assistant Secretary and Associate General Counsel, Frank
909 A Street                      Legal Officer since 2005          Russell Company (institutional financial consultant); Frank
Tacoma, WA  98402                                                   Russell Investment Management Company (investment management);
Age 41                                                              Frank Russell Trust Company, and Russell Insurance Agency Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                           FISCAL 2005 TOTAL
                                                                      COMPENSATION FROM FUND AND
                                      FISCAL 2005 AGGREGATE              FUND COMPLEX PAID TO
               NAME/POSITION          COMPENSATION FROM FUND                   TRUSTEES
       -----------------------------------------------------------------------------------------
       Lynn L. Anderson,
       Chairman of the Board
       and President                            None                               None
       William L. Marshall,
       Trustee                             $   2,898                         $  145,164
       Steven J. Mastrovich,
       Trustee                             $   2,873                         $  142,337
       Patrick J. Riley, Trustee           $   2,872                         $  141,836
       Richard D. Shirk, Trustee           $   2,879                         $  142,175
       Bruce D. Taber, Trustee             $   2,891                         $  144,454
       Henry W. Todd, Trustee              $   2,944                         $  150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004

                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                       EQUITY SECURITIES IN
                                                                                       ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY
                                                                                       TRUSTEES IN FAMILY OF
TRUSTEE                     DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND             INVESTMENT COMPANIES
Lynn L. Anderson, Trustee   Disciplined Equity Fund               $10,001-$50,000      $50,001-$100,000
                            Small Cap Fund                        $10,001-$50,000

William L. Marshall,        Core Opportunities Fund               $10,001-$50,000      Over $100,000
Trustee                     Disciplined Equity Fund               $10,001-$50,000
                            Aggressive Equity Fund                $10,001-$50,000
                            Emerging Markets Fund                 $10,001-$50,000

Steven J. Mastrovich,       S&P 500 Index Fund                    $50,001-$100,000     $50,001-$100,000
Trustee

Patrick J. Riley, Trustee   Special Equity Fund                   $10,001-$50,000      Over $100,000
                            Aggressive Equity Fund                $10,001-$50,000
                            International Stock Selection         $50,001-$100,000
                            Fund
                            Emerging Markets Fund                 $50,001-$100,000
                            Core Opportunities Fund               Over $100,000
                            Small Cap Fund                        Over $100,000
                            Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee   Special Equity Fund                   $10,001-$50,000      $10,001-$50,000

Bruce D. Taber, Trustee     Bond Market Fund                      $10,001-$50,000      $50,001-$100,000
                            Disciplined Equity Fund               $10,001-$50,000
                            Small Cap Fund                        $0-$10,000

Henry W. Todd, Trustee      All Funds                             $0                   $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

-    State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--28.14%

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--19.06%

-    National Financial Securities Corp., PO Box 3908, Church Street
     Station--11.00%

- Hunter & Co. FBO Anthem Insurance Company DTD, PO Box 9242, Boston, MA 02209-9242--7.14%

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The fund accrued the following expenses to the Advisor during the last three fiscal years ended August 31:


        2005                2004               2003
        ---------------------------------------------------
        $  638,743          $  702,458         $  636,689


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.




                        OTHER ACCOUNTS MANAGED AS OF NOVEMBER 30, 2005


                            NUMBER OF    ASSETS         NUMBER OF     ASSETS                         ASSETS
                            REGISTERED   UNDER          POOLED        UNDER                          UNDER
PORTFOLIO                   INVESTMENT   MANAGEMENT     INVESTMENT    MANAGEMENT     OTHER TYPES     MANAGEMENT      ASSET TOTAL
MANAGER                     COMPANIES    (IN BILLIONS)  VEHICLES      (IN BILLIONS)  OF ACCOUNTS     (IN BILLIONS)   (IN BILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
Frank Gianatasio, Jr., CFA  1 fund       $0.2            2 funds       $2.1          2 accounts      $0.4            $2.7
Julio Fuentes, CFA          1 fund       $0.2            4 funds       $2.5          4 accounts      $0              $2.7


COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


OWNERSHIP OF SECURITIES. As of November 30, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


        2005                2004               2003
        ---------------------------------------------------
        $  110,563          $  119,056         $  110,271


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the Plan), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) ("Intermediaries"), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of fund shares, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or
(ii) sponsorship of regional or national events of Intermediaries.

The fund accrued the following expenses to the Distributor during the fiscal years ended August 31:


        2005                2004               2003
        ---------------------------------------------------
        $  247,735          $  330,189         $  204,388


For fiscal 2005, these amounts are reflective of the following individual payments:


       Advertising                             $   12,880
       Printing                                $    1,691
       Compensation to Dealers                 $   55,698
       Compensation to Sales Personnel         $   35,067
       Other(1)                                $   42,399


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to fund shares held by or for the customers of the Service Organizations.

The fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:


        2005                2004               2003
        ---------------------------------------------------
        $   63,874          $   70,261         $   63,668


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.


The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The Advisor does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:





                                                       PRINCIPAL
                                                        ($000)
                                                 --------------------
       Deutsche Bank                                    30,593
       JP Morgan Chase                                  29,412
       Lehman Brothers, Inc.                            24,854
       Bank of America                                  21,600
       Morgan Stanley Dean Witter                       21,412
       Citigroup Global Markets, Inc.                   17,715
       Greenwich Capital Markets Inc.                   10,008
       Barclays                                          5,010
       Merrill Lynch                                     3,969
       Credit Suisse First Boston                        3,002


The Yield Plus Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines net asset value per share twice each business day at 12 noon Eastern time and at the close of the regular trading session of the New York Stock Exchange or 4 p.m. Eastern time, whichever is earlier.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the fund is open every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 12 noon Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2005, the fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:


                 CARRYOVER AMOUNT            EXPIRATION DATE
                 -------------------------------------------
                  $   1,836,407              August 31, 2007
                  $      80,342              August 31, 2008
                  $   2,135,735              August 31, 2009
                  $     519,218              August 31, 2011


ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

     where:  P =            a hypothetical initial payment of $1,000
             T =            average annual total return
             n =            number of years
             ERV =          ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n)= ATV SUB(D)

     where:  P =            a hypothetical initial payment of $1,000
             T =            average annual total return (after taxes on
             n =            distributions) number of years
             ATV SUB(D) =   ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5- or 10-year periods
                            (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN


     ONE YEAR ENDING          FIVE YEARS ENDING     TEN YEARS ENDING
     AUGUST 31, 2005          AUGUST 31, 2005       AUGUST 31, 2005(1)
     -----------------------------------------------------------------
       $   2.41%                    2.53%                 4.03%


Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

----------
(1)  The fund commenced operations on November 9, 1992.

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                     ----
                      Cd

           where:  A =  dividends and interests earned during the period

                   B =  expenses accrued for the period (net of reimbursements);

                   C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.


The current 30-day yield (annualized) for the fund for the period ended August 31, 2005 was 3.55%.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

The 2005 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -    provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -    matches proxies received with holdings as of record date;
     -    reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -    documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -    Approval of auditors
     -    Directors' and auditors' compensation
     -    Directors' liability and indemnification
     -    Discharge of board members and auditors
     -    Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -    Authorization of share repurchase programs
     -    General updating of or corrective amendments to charter
     -    Change in Corporation Name
     -    Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -    Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -    Stock option plans which are incentive based and not excessive
     -    Other stock-based plans which are appropriately structured
     -    Reductions in super-majority vote requirements
     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -    Elimination of Shareholders' Right to Call Special Meetings
     -    Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -    Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     - Mandates that amendments to bylaws or charters have shareholder approval
     -    Mandates that shareholder-rights plans be put to a vote or repealed
     -    Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -    Repeals of various anti-takeover related provisions
     -    Reduction or elimination of super-majority vote requirements
     -    Repeals or prohibitions of "greenmail" provisions
     -    "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -    Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     - Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                            PART C: OTHER INFORMATION

Item 22.   EXHIBITS


                                                                                  INCORPORATED BY REFERENCE
                                     NAME OF EXHIBIT                                  OR EXHIBIT NUMBER
a.   First Amended and Restated Master Trust Agreement dated                      Post-Effective Amendment #86 (12/20/04)
     October 13, 1993, as amended
     1.    Amendment No. 22                                                       Post-Effective Amendment #92
b.   Bylaws                                                                       Post-Effective Amendment #42 (12/24/97)
c.   Instruments Defining Rights of Security Holders
     1.    Voting Rights Policy                                                   Post-Effective Amendment #86 (12/20/04)
d.   Investment Advisory Contracts
     1.    Investment Advisory Agreement with SSgA Funds                          Post-Effective Amendment #86 (12/20/04)
           Management, Inc., dated May 1, 2001, as amended
     2.    Investment Sub-Advisory Agreement with The                             Post-Effective Amendment #86 (12/20/04)
           Tuckerman Group LLC dated September 1, 2001
     3.    Investment Advisory Fee Waiver and Reimbursement Contract              Post-Effective Amendment #92 (10/17/05)
     4.    Amendment No. 3 to the Investment Advisory Agreement                   Post-Effective Amendment #92 (10/17/05)
e.   Underwriting Contracts
     1     Distribution Agreement with State Street Global                        Post-Effective Amendment #86 (12/20/04)
           Markets LLC dated March 1, 2001, as amended
     2.    Form of Shareholder Servicing Agreement with                           Post-Effective Amendment #86 (12/20/04)
           addenda relating to Class T and Class R Shares
     3.    Form of Selected Broker Agreement with addenda                         Post-Effective Amendment #86 (12/20/04)
           relating to Class T and Class R Shares
     4.    Shareholder Servicing Agreement by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
           Funds and State Street Bank and Trust Company
     5.    Shareholder Servicing Agreement by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
           Funds and State Street Capital Markets LLC                             Post-Effective Amendment #63 (10/1/01)
     6.    Shareholder Servicing Agreement by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
           Funds and State Street Bank and Trust Company,
           Fiduciary Investor Services
     7.    Shareholder Servicing Agreement by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
           Funds and State Street Bank and Trust Company
     8.    Shareholder Servicing Agreement by and between SSgA                    Post-Effective Amendment #63 (10/1/01)
           Funds and Citistreet LLC
     9.    Shareholder Servicing Agreement by and between SSgA                    Post-Effective Amendment #63 (10/1/01)
           Funds and State Street Bank and Trust Company, High
           Net Worth Services Division
     10.   Form of Shareholder Servicing and Distribution                         Post-Effective Amendment #93 (11/29/05)
           addenda relating to Select Class
     11.   Distribution Fee Waiver Contract                                       Post-Effective Amendment #92
f.   Bonus or Profit Sharing Contracts                                            None
g.   Custodian Agreements
     1.    Custodian Contract with State Street Bank and Trust                    Post-Effective Amendment #86 (12/20/04)
           Company dated April 11, 1988, as amended
     2.    Special Custody Account Agreement relating to                          Post-Effective Amendment #87 (12/22/04)
           Directional Core Equity Fund

     3.    Prime Brokerage Account Agreement relating to                          Post-Effective Amendment #87 (12/22/04)
           Directional Core Equity Fund
     4.    Fee Schedule dated September 2005                                      Post-Effective Amendment #92
h.   Other Material Contracts
     1.    Transfer Agency and Service Agreement with State                       Post-Effective Amendment #86 (12/20/04)
           Street Bank and Trust Company dated April 11, 1988, as amended
     2.    Administration Agreement with Frank Russell                            Post-Effective Amendment #86 (12/20/04)
           Investment Management Company dated April 12, 1988, as amended
     3.    Securities Lending Authorization Agreement with                        Post-Effective Amendment #86 (12/20/04)
           State Street Bank and Trust Company dated December 17, 1998, as amended
     4.    Master-Feeder Participation Agreement - MSCI EAFE Index Fund           Post-Effective Amendment #66 (12/28/01)
     5.    Master-Feeder Participation Agreement - S&P 500 Index Fund             Post-Effective Amendment #66 (12/28/01)
     6.    Licensing Agreement - MSCI EAFE Index Fund                             Post-Effective Amendment #66 (12/28/01)
     7.    Plan of Liquidation and Termination Relating to                        Post-Effective Amendment #78 (12/15/03)
           Intermediate Municipal Bond Fund
     8.    Plan of Liquidation and Termination Relating to                        Post-Effective Amendment #92 (10/17/05)
           SSgA MSCI EAFE Index Fund
     9.    Plan of Liquidation and Termination Relating to                        Post-Effective Amendment #92 (10/17/05)
           SSgA Special Equity Fund
i.   Legal Opinion
     1.    Money Market Fund                                                      Post-Effective Amendment #42 (12/24/97)
     2.    US Government Money Market Fund                                        Post-Effective Amendment #42 (12/24/97)
     3.    S&P 500 Index, S&P Midcap Index, Matrix Equity,                        Post-Effective Amendment #42 (12/24/97)
           International European Index, International Pacific
           Index and Short Term Government Securities Funds
     4.    Yield Plus and Bond Market Funds                                       Post-Effective Amendment #42 (12/24/97)
     5.    US Treasury Money Market and Treasury Obligations Funds                Post-Effective Amendment #42 (12/24/97)
     6.    Growth and Income and Intermediate Funds                               Post-Effective Amendment #42 (12/24/97)
     7.    Emerging Markets and Prime Money Market Funds                          Post-Effective Amendment #42 (12/24/97)
     8.    Tax Free Money Market Funds                                            Post-Effective Amendment #42 (12/24/97)
     9.    Real Estate Equity Fund                                                Post-Effective Amendment #42 (12/24/97)
     10.   SSgA Life Solutions Growth, Balanced and Income and Growth Funds       Post-Effective Amendment #41 (6/2/97)
     11.   Special, International Growth Opportunities and                        Post-Effective Amendment #45  (4/28/98)
           High Yield Bond Funds
     12.   Aggressive Equity Fund                                                 Post-Effective Amendment #47 (9/1/98)
     13.   IAM SHARES Fund                                                        Post-Effective Amendment #51 (5/28/99)
     14.   Intermediate Municipal Bond Fund                                       Post-Effective Amendment #56 (5/31/00)
     15.   Large Cap Value and Large Cap Growth Opportunities Funds               Post-Effective Amendment #75 (7/11/03)
     16.   Directional Core Equity Fund                                           Post-Effective Amendment #87 (12/22/04)
     17.   Enhanced Small Cap Fund                                                Post-Effective Amendment #88 (12/29/04)
     18.   Select Class Shares                                                    Post-Effective Amendment #93 (11/29/05
j.   Other Opinions:  Consent of Independent Registered Public Accountant         Exhibit 22(j)

k.   Omitted Financial Statements                                                 None
l.   Initial Capital Agreements
     1.    Money Market Fund                                                      Post-Effective Amendment #42 (12/24/97)
     2.    US Government Money Market Fund                                        Post-Effective Amendment #42 (12/24/97)
     3.    Government Securities, Index, Midcap Index, Matrix,                    Post-Effective Amendment #42 (12/24/97)
           European Index and Pacific Index Funds
     4.    Yield Plus and Bond Market Funds                                       Post-Effective Amendment #42 (12/24/97)
     5.    US Treasury Money Market and Treasury Obligations Funds                Post-Effective Amendment #42 (12/24/97)
     6.    Growth and Income and Intermediate Funds                               Post-Effective Amendment #42 (12/24/97)
     7.    Emerging Markets and Prime Money Market Funds                          Post-Effective Amendment #42 (12/24/97)
     8.    Tax Free Money Market Fund                                             Post-Effective Amendment #42 (12/24/97)
     9.    Active International Fund                                              Post-Effective Amendment #42 (12/24/97)
     10.   Life Solutions Growth, Balanced and Income and Growth Funds            Post-Effective Amendment #41 (6/2/97)
     11.   Special, International Growth Opportunities and                        Post-Effective Amendment #45  (4/28/98)
           High Yield Bond Funds
     12.   Aggressive Equity Fund                                                 Post-Effective Amendment #47 (9/1/98)
     13.   IAM SHARES Fund                                                        Post-Effective Amendment #51 (5/28/99)
     14.   Intermediate Municipal Bond Fund                                       Post-Effective Amendment #56 (5/31/00)
     15.   MSCI EAFE Index Fund                                                   Post-Effective Amendment #63 (10/1/01)
     16.   Large Cap Value and Large Cap Growth Opportunities Funds               Post-Effective Amendment #77 (8/25/03)
     17.   Class R Shares                                                         Post-Effective Amendment #77 (8/25/03)
     18.   Class T Shares                                                         Post-Effective Amendment #80 (2/17/04)
     19.   Directional Core Equity Fund                                           Post-Effective Amendment #92 (10/17/05)
     20.   Enhanced Small Cap Fund                                                Post-Effective Amendment #92 (10/17/05)
     21.   Select Class Shares                                                    Post-Effective Amendment #93 (11/29/05
m.   Rule 12b-1 Plan
     1.    Plan of Distribution Pursuant to Rule 12b-1 dated                      Post-Effective Amendment #86 (12/20/04)
           January 8, 1992 and Restated as of April 9, 2002, as amended
     2.    Plan of Distribution Pursuant to Rule 12b-1 dated                      Post-Effective Amendment #77 (8/25/03)
           April 8, 2003 (Class R Shares)
     3.    Plan of Distribution Pursuant to Rule 12b-1 dated                      Post-Effective Amendment #78 (12/15/03)
           July 14, 2003 (Class T Shares)
     4.    Plan of Distribution Pursuant to Rule 12b-1 (Select                    Post-Effective Amendment #93 (11/29/05
           Class Shares)
n.   Rule 18f-3 Plan
     1.    Multiple Class Plan Pursuant to Rule 18f-3                             Post-Effective Amendment #77 (8/25/03)
     2.    Amendment to Multiple Class Plan Relating to Class T Shares            Post-Effective Amendment #78 (12/15/03)
     3.    Amendment to Multiple Class Plan Relating to Select Class Shares       Post-Effective Amendment #93 (11/29/05
o.   Reserved
p.   Code of Ethics
     1.    Relating to the Registrant                                             Post-Effective Amendment #69 (12/27/02)
     2.    Relating to the Principal Executive and Senior                         Post-Effective Amendment #78 (12/15/03)
           Financial Officers
     3.    Relating to the Principal Underwriter                                  Post-Effective Amendment #93 (11/29/05
     4.    Relating to the Administrator                                          Post-Effective Amendment #93 (11/29/05

     5.    Relating to the Investment Advisor                                     Post-Effective Amendment #93 (11/29/05
     6.    Relating to the Master Funds                                           Post-Effective Amendment #86 (12/20/04)


Item 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
           None

Item 24.   INDEMNIFICATION

           Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this
Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

           The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

           The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

     "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item  25.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

           SSgA Funds Management, Inc., ("SFM") serves as the investment advisor to the Registrant. SFM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company SFM, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                                CAPACITY WITH                             BUSINESS NAME AND ADDRESS
       NAME                        ADVISOR                                     OTHER POSITIONS
---------------------------------------------------------------------------------------------------------------------
Thomas P. Kelly       Treasurer                           One Lincoln Street, Boston, MA
                                                          Principal and Comptroller, State Street Global Advisors, a
                                                          division of State Street Bank and Trust Company, Boston, MA

Mark J. Duggan        Chief Legal Officer                 One Lincoln Street, Boston, MA
                                                          Principal  and  Associate  Counsel,   State  Street  Global
                                                          Advisors,  a  division  of  State  Street  Bank  and  Trust
                                                          Company, Boston, MA

Peter A. Ambrosini    Chief Compliance Officer            One Lincoln Street, Boston, MA
                                                          Senior  Principal and Chief  Compliance and Risk Management
                                                          Officer,  State Street Global Advisors, a division of State
                                                          Street Bank and Trust Company, Boston, MA

Mitchell H. Shames    Director                            One Lincoln Street, Boston, MA
                                                          Senior  Principal  and Chief  Counsel,  State Street Global
                                                          Advisors,  a  division  of  State  Street  Bank  and  Trust
                                                          Company, Boston, MA

Peter G. Leahy        Senior Managing  Director &         One Lincoln Street, Boston, MA
                      Chief Operating Officer

William Hunt          President & Director                One Lincoln Street, Boston, MA

Item 26.   PRINCIPAL UNDERWRITERS

     (a) Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter:

streetTRACKS:
streetTRACKS DJ Wilshire Total Market ETF streetTRACKS DJ Wilshire Large Cap ETF streetTRACKS DJ Wilshire Large Cap Growth ETF streetTRACKS DJ Wilshire Large Cap Value ETF streetTRACKS DJ Wilshire Mid Cap ETF streetTRACKS DJ Wilshire Mid Cap Growth ETF streetTRACKS DJ Wilshire Mid Cap Value ETF streetTRACKS DJ Wilshire Small Cap ETF streetTRACKS DJ Wilshire Small Cap Growth ETF streetTRACKS DJ Wilshire Small Cap Value ETF streetTRACKS DJ Global Titans ETF streetTRACKS DJ Wilshire REIT ETF streetTRACKS KBW Bank ETF streetTRACKS KBW Capital Markets ETF streetTRACKS KBW Insurance ETF streetTRACKS Morgan Stanley Technology ETF
SPDR Dividend ETF
SPDR O-Strip ETF

     (b) The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:

 NAME AND PRINCIPAL                POSITION AND OFFICES WITH      POSITION WITH
  BUSINESS ADDRESS*                       UNDERWRITER               REGISTRANT
F. Charles Hindmarsh            President and CEO                 None
One Lincoln Street
Boston, MA  02111

Nicholas J. Bonn                CFO/FINOP                         None
One Lincoln Street
Boston, MA  02111

Vincent Manzi                   Chief Compliance Officer          None
One Lincoln Street
Boston, MA  02111

Alfred Menis                    Principal/SROP and CROP           None
One Lincoln Street
Boston, MA  02111

Howard Fairweather              Director                          None
4 Parsons Street
Newburyport, MA  01950

Charles Kaye                                                      None
72 Foster Street                Director
Littleton, MA  01460

Simon Wilson-Taylor             Director                          None
One Lincoln Street
Boston, MA  02111

Stanley Shelton                 Director                          None
One Lincoln Street
Boston, MA  02111

Stefan Gavell                   Director                          None
One Lincoln Street
Boston, MA  02111

R. Bryan Woodard                Board Secretary                   None
One Lincoln Street
Boston, MA  02111

James Caccivio                  Director                          None
One Lincoln Street
Boston, MA  02111

(c)

                       2. NET UNDERWRITING   3. COMPENSATION AND
1. NAME OF PRINCIPAL   DISCOUNTS AND         REDEMPTION AND        4. BROKERAGE   5. OTHER
UNDERWRITER            COMMISSIONS           REPURCHASE            COMMISSIONS    COMPENSATION
----------------------------------------------------------------------------------------------
SSGM                   $      6,359,998.72

Item 27.   LOCATION OF ACCOUNTS AND RECORDS

      The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 28.   MANAGEMENT SERVICES

      Not applicable.

Item 29.   UNDERTAKINGS

      Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 94 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 16th day of December, 2005.



                                        By:    /s/ Lynn L. Anderson
                                                  -----------------------------
                                               Lynn L. Anderson, President,
                                               Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on December 16, 2005.


               SIGNATURE                                              TITLE
               ---------                                              -----
      /s/ Lynn L. Anderson                                      President, and
      -------------------------------                             Chairman of the Board
      Lynn L. Anderson

      /s/ Steven J. Mastrovich                                  Trustee
      -------------------------------
      Steven J. Mastrovich

      /s/ William L. Marshall                                   Trustee
      -------------------------------
      William L. Marshall

      /s/ Patrick J. Riley                                      Trustee
      -------------------------------
      Patrick J. Riley

      /S/ Richard D. Shirk                                      Trustee
      -------------------------------
      Richard D. Shirk

      /s/ Bruce D. Taber                                        Trustee
      -------------------------------
      Bruce D. Taber

      /s/ Henry W. Todd                                         Trustee
      -------------------------------
      Henry W. Todd

      /s/ Mark E. Swanson                                       Treasurer and Principal Financial Officer
      -------------------------------
      Mark E. Swanson

      /s/ James Ross                                            Vice President and Principal Executive Officer
      -------------------------------
      James Ross

                                   SIGNATURES

      This Registration Statement contains certain disclosures regarding the State Street Equity 500 Index Portfolio (the "Portfolio"), a series of State Street Master Funds (the "Trust"). The Trust has, subject to the next following sentence, duly caused this Registration Statement on Form N-1A of SSgA Funds (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boston and the
Commonwealth of Massachusetts on December   , 2005.  The Trust is
executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.


                                     STATE STREET MASTER FUNDS

                                     By:    /s/ James E. Ross
                                            -----------------------------------
                                            James E. Ross
                                            President, State Street Master Funds

      This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on December __, 2005. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

               SIGNATURE              TITLE
               ---------              -----
/s/ James E. Ross                      President (Principal Executive Officer), State
------------------------------          Street Master Funds
James E. Ross

/s/ Gary L. French                     Treasurer (Principal Accounting Officer), State
------------------------------          Street Master Funds
Gary L. French

/s/ William L. Boyan                   Trustee, State Street Master Funds
------------------------------
William L. Boyan*

/s/ Michael F. Hollnad                 Trustee, State Street Master Funds
------------------------------
Michael F. Holland*

/s/ Rina K. Spence                     Trustee, State Street Master Funds
------------------------------
Rina K. Spence*

/s/ Douglas T. Williams                Trustee, State Street Master Funds
------------------------------
Douglas T. Williams*

*By:  /s/ Julie A. Tedesco
      ------------------------
      Julie A. Tedesco
      as Attorney-in-Fact pursuant to Powers of Attorney

                                  EXHIBIT INDEX


                NAME OF EXHIBIT                                 EXHIBIT #
Consent of Independent Registered Public Accountant             22j